Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

:
In re	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:
	:	Jointly Administered
:

SCHEDULE OF ASSETS AND LIABILITIES FOR

DENDREON CORPORATION (CASE NO. 14-12515 (LSS))

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:	Jointly Administered
:
:
x

GLOBAL NOTES, METHODOLOGY AND SPECIFIC

DISCLOSURES REGARDING THE DEBTORS’ SCHEDULES OF

ASSETS AND LIABILITIES AND STATEMENTS OF FINANCIAL AFFAIRS

Introduction

Dendreon Corporation, Dendreon Holdings, LLC, Dendreon Distribution, LLC, and Dendreon Manufacturing, LLC, the debtors and debtors-in-possession in the above-captioned cases (together, the “Debtors,” and the Debtors together with their non-debtor subsidiaries and affiliates, the “Company”), with the assistance of their advisors, have filed their respective Schedules of Assets and Liabilities (the “Schedules”) and Statements of Financial Affairs (the “Statements” and, together with the Schedules, the “Schedules and Statements”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), pursuant to section 521 of title 11 of the United States Code (the “Bankruptcy Code”) and Rule 1007 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

These Global Notes, Methodology and Specific Disclosures Regarding the Debtors’ Schedules and Statements (the “Global Notes”) pertain to, are incorporated by reference in, and comprise an integral part of all the Schedules and Statements. The Global Notes should be referred to, considered and reviewed in connection with any review of the Schedules and Statements.2

The Schedules and Statements do not purport to represent financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), nor

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

[2]	These Global Notes are in addition to any specific notes contained in each Debtor’s Schedules or Statement. The fact that the Debtors have prepared a “General Note” with respect to any of the Schedules and Statements and not to others should not be interpreted as a decision by the Debtors to exclude the applicability of such General Note to any of the Debtors’ remaining Schedules and Statements, as appropriate.

are they intended to be fully reconciled with the financial statements of the Debtors. Additionally, the Schedules and Statements contain unaudited information that is subject to further review and potential adjustment.

In preparing the Schedules and Statements, the Debtors relied upon information derived from its books and records that was available at the time of such preparation. Although the Debtors have made reasonable efforts to ensure the accuracy and completeness of such financial information, inadvertent errors, or omissions, as well as the discovery of conflicting, revised, or subsequent information, may cause a material change to the Schedules and Statements. Accordingly, the Debtors reserve all of their rights to amend, supplement, or otherwise modify the Schedules and Statements as is necessary and appropriate. Notwithstanding the foregoing, the Debtors shall not be required to update the Schedules and Statements.

Mr. Gregory R. Cox has signed the Schedules and Statements. Mr. Cox is Interim Chief Financial Officer of Dendreon Corporation, and an authorized signatory for the Debtors. In reviewing and signing the Schedules and Statements, Mr. Cox necessarily has relied upon the efforts, statements and representations of the Debtors’ advisors and various personnel employed by the Debtors. Mr. Cox has not (and could not have) personally verified the accuracy of each statement and representation contained in the Schedules and Statements, including statements and representations concerning amounts owed to creditors, classification of such amounts and creditor addresses.

Global Notes and Overview of Methodology

1.         Reservation of Rights. Although reasonable efforts have been made to prepare and file complete and accurate Schedules and Statements, inadvertent errors or omissions may exist. The Debtors reserve all rights to amend, supplement or otherwise modify the Schedules and Statements from time to time, in all respects, as may be necessary or appropriate, including, without limitation, the right to amend the Schedules and Statements with respect to a claim (including, but not limited to, amending the description or designation of any claim; disputing or otherwise asserting offsets or defenses to any claim reflected in the Schedules and Statements as to amount, liability, priority, status or classification; subsequently designating any claim as “disputed,” “contingent” or “unliquidated”; or objecting to the extent, validity, enforceability, priority or avoidability of any claim). Any failure to designate a claim in the Schedules and Statements as “disputed,” “contingent,” or “unliquidated” does not constitute an admission by the Debtors that such claim or amount is not “disputed,” “contingent,” or “unliquidated.” Listing a claim does not constitute an admission of liability by the Debtors. Notwithstanding the foregoing, the Debtors shall not be required to update the Schedules and Statements.

Further, nothing contained in the Schedules and Statements shall constitute a waiver of rights or an admission with respect to the Chapter 11 Cases (as defined below), including, without limitation, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of the Bankruptcy Code and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. Any specific reservation of rights contained

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elsewhere in the Global Notes does not limit in any respect the general reservation of rights contained in this or the preceding paragraph.

2.         Description of Cases and “as of” Information Date. On November 10, 2014 (the “Petition Date”), the Debtors filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”). The Debtors are operating their business and managing their properties as debtors-in-possession pursuant to Bankruptcy Code sections 1107(a) and 1108. On November 12, 2014, the Bankruptcy Court entered an order (Docket No. 49) providing for the joint administration of these cases pursuant to Bankruptcy Rule 1015(b).

On November 19, 2014, the United States Trustee for the District of Delaware appointed a statutory committee of unsecured creditors pursuant to Bankruptcy Code section 1102(a)(1). (Docket No. 92).

The asset information provided herein, except as otherwise noted, represents the asset data of the Debtors as of October 31, 2014, and the liability information provided herein, except as otherwise noted, represents the liability data of the Debtors as of the Petition Date.

3.         Basis of Presentation. As set forth in the Declaration of Robert L. Crotty in Support of Chapter 11 Petitions and First Day Pleadings (Docket No. 3) (the “First Day Declaration”), the Debtors operate as a single entity with all operations conducted through the parent entity, Dendreon Corporation. In 2010, the Company began a process to realign its corporate structure to better allow it to support significant anticipated growth. This involved separating the Company’s distribution, manufacturing and management functions. In connection therewith, certain assets were transferred on the Company’s books and records, and contracts were assigned to various subsidiaries. It is unclear however, whether all the contract assignments were effective, and asset accounting was never maintained at the various subsidiaries, because the change in corporate structure was never completed from an accounting and operational perspective when it became clear that the Company would not grow as anticipated. Thus, the Company continued (and continues) to operate as a single entity, with Dendreon Corporation conducting all operations. The Schedules and Statements therefore reflect the assets and liabilities of the Debtors on a consolidated basis, and such assets and liabilities are solely reflected in the Schedules and Statements for Dendreon Corporation.

The totals listed in the Schedules and Statements may not be comparable to the Company’s consolidated financial reports prepared for public reporting purposes or otherwise as these reports include Dendreon Corporation and each of its subsidiaries, some of which are not Debtors in these proceedings. Although these Schedules and Statements may, at times, incorporate information prepared in accordance with GAAP, the Schedules and Statements neither purport to represent nor reconcile to financial statements otherwise prepared and/or distributed by the Debtors in accordance with GAAP or otherwise. Additionally, the Schedules and Statements contain unaudited information that is subject to further review and potential adjustment. The Debtors reserve all rights to amend these Schedules and Statements.

4.         Confidentiality. Due to concerns of confidentiality or concerns for the privacy of an individual, the Debtors have deemed it appropriate and necessary to avoid listing certain names,

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addresses and amounts in the Schedules and Statements. Accordingly, there are instances within the Schedules and Statements where names, addresses or amounts have been redacted.

5.         Recharacterization. Notwithstanding the Debtors’ reasonable efforts to properly characterize, classify, categorize and designate certain claims, assets, executory contracts, unexpired leases and other items reported in the Schedules and Statements, the Debtors may nevertheless seek to recharacterize, reclassify, recategorize, redesignate, add or delete items. Accordingly, the Debtors reserve all of their rights to recharacterize, reclassify, recategorize, redesignate, add or delete items reported in the Schedules and Statements at a later time as is necessary or appropriate as additional information becomes available, including, without limitation, whether contracts or leases listed in the Schedules and Statements were deemed executory or unexpired as of the Petition Date and remain executory and unexpired postpetition.

6.         Liabilities. The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based on the information and research conducted in connection with the preparation of the Schedules and Statements. As additional information becomes available and further research is conducted, the allocation of liabilities between the prepetition and postpetition periods may change. Accordingly, the Debtors reserve all of their rights to amend, supplement or otherwise modify the Schedules and Statements as is necessary or appropriate.

The liabilities listed on the Schedules do not reflect any analysis of claims under Bankruptcy Code section 503(b)(9). Accordingly, the Debtors reserve all of their rights to dispute or challenge the validity of any asserted claims under Bankruptcy Code section 503(b)(9) or the characterization of the structure of any such transaction or any document or instrument related to any creditor’s claim.

7.         Excluded Assets and Liabilities. The Debtors have excluded certain categories of assets, tax accruals and liabilities from the Schedules and Statements, including, without limitation, goodwill, accrued salaries, certain employee benefit accruals, accrued accounts payable and deferred gains. The Debtors also have excluded rejection damage claims of counterparties to executory contracts and unexpired leases that may be rejected, to the extent such damage claims exist. In addition, certain immaterial assets and liabilities may have been excluded.

8.         Insiders. Solely for purposes of the Schedules and Statements, the Debtors define “insiders” to include the following: (a) members of the board of directors; (b) employees who hold a position on the Executive Committee; (c) shareholders holding in excess of 5% of the voting shares of the Debtors (whether directly or indirectly); (d) relatives of (a) – (c) (to the extent known by the Debtors); and (e) non-Debtor affiliates.

Persons listed as “insiders” have been included for informational purposes only. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including the federal securities laws, or with respect to any theories of liability or for any other purpose.

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9.         Leases. In the ordinary course of business, the Debtors lease certain fixtures and equipment from certain third party lessors for use in the daily operation of the Debtors’ business. The Debtors’ obligations pursuant to such leases appear on Schedule F, and the underlying lease agreements are listed on Schedule G. Nothing in the Schedules and Statements is or shall be construed as an admission as to the determination of the legal status of any lease (including whether any lease is a true lease or a financing arrangement), and the Debtors reserve all rights with respect to such issues.

10.       Classifications. Listing a claim on Schedule E as “priority” or Schedule F as “unsecured”; or listing a contract on Schedule G as “executory” or “unexpired,” does not constitute an admission by the Debtors of the legal rights of the claimant or a waiver of the Debtors’ rights to recharacterize or reclassify such claims or contracts.

11.       Claims Description. Schedules E and F permit the Debtors to designate a claim as “disputed,” “contingent” and/or “unliquidated.” Any failure to designate a claim on a given Schedule as “disputed,” “contingent” or “unliquidated” does not constitute an admission by the Debtors that such amount is not “disputed,” “contingent” or “unliquidated,” or that such claim is not subject to objection. The Debtors reserve all of their rights to dispute, or assert offsets or defenses to, any claim reflected on their Schedules on any grounds, including, but not limited to amount, liability, validity, priority or classification. Additionally, the Debtors expressly reserve all of their rights to subsequently designate such claims as “disputed,” “contingent” or “unliquidated.” Moreover, listing a claim does not constitute an admission of liability by the Debtors.

12.       Causes of Action. Despite their reasonable efforts to identify all known assets, the Debtors may not have identified and/or listed as assets in the Schedules and Statements all of their causes of action or potential causes of action against third-parties (and in particular have not identified or listed causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and any other relevant non-bankruptcy laws to recover assets or avoid transfers). The Debtors reserve all of their rights with respect to any cause of action (including avoidance actions), controversy, right of setoff, cross-claim, counterclaim or recoupment; any claim on a contract or for breach of duty imposed by law or in equity; and any demand, right, action, lien, indemnity, guaranty, suit, obligation, liability, damage, judgment, account, defense, power, privilege, license or franchise, in each case of any kind or character whatsoever, known or unknown, fixed or contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively, whether arising before, on, or after the Petition Date, in contract or in tort, in law or in equity, or pursuant to any other theory of law (collectively, “Causes of Action”) they may have, and neither the Global Notes nor the Schedules and Statements shall be deemed a waiver of any claims or Causes of Action or in any way prejudice or impair the assertion of such claims or Causes of Action.

13.       Summary of Significant Reporting Policies. The following is a summary of significant reporting policies:

a.	Currency. Unless otherwise indicated, all amounts are reflected in U.S. dollars.

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b.	Undetermined Amounts. The description of an amount as “unknown,” “TBD” or “undetermined” is not intended to reflect upon the materiality of such amount.

c.	Net Book Value of Assets. It would be prohibitively expensive, unduly burdensome and an inefficient use of estate assets for the Debtors to obtain current market valuations for all of their assets. Accordingly, unless otherwise indicated, the Debtors’ Schedules and Statements reflect net book values as of the Petition Date. Additionally, because the book values of assets such as patents, trademarks and copyrights may materially differ from their fair market values, they are listed as undetermined amounts as of the Petition Date. Furthermore, assets that have fully depreciated or were expensed for accounting purposes may not appear in the Schedules and Statements as they have no net book value, or may appear but be listed as undetermined amounts or at zero.

d.	Totals. All totals that are included in the Schedules and Statements represent totals of all known amounts. To the extent there are unknown or undetermined amounts, the actual total may be different than the listed total.

e.	Paid Claims. The Debtors were authorized (but not directed) to pay certain outstanding prepetition claims pursuant to various orders entered by the Bankruptcy Court (collectively, the “First-Day Orders”). The Schedules and Statements generally reflect (and do not list) prepetition obligations that have been satisfied pursuant to such First-Day Orders. To the extent the Schedules and Statements fail to reflect any such payments or the Debtors pay in the future claims listed in the Schedules and Statements pursuant to orders entered by the Bankruptcy Court, the Debtors reserve all of their rights to amend or supplement the Schedules and Statements or take other action as is necessary or appropriate to avoid over-payment of or duplicate payments for any such liabilities.

f.	Credits and Adjustments. The claims of individual creditors for, among other things, goods, products, services or taxes are listed as the amounts entered on the Debtors’ books and records and may not reflect credits, allowances or other adjustments due from such creditors to the Debtors. The Debtors reserve all of their rights with regard to such credits, allowances and other adjustments, including the right to assert objections and/or setoffs with respect to the same.

g.	Accounts Receivable. The accounts receivable information listed on Schedule B includes net receivables from the Debtors’ customers which receivables are calculated net of any amounts that, as of the Petition Date, may be owed to such customers in the form of rebates, offsets or other price adjustments pursuant to the Debtors’ customer program policies and day-to-day operating policies. A claim is listed on Schedule F to the extent that a net payable remains to a given customer.

h.	Liens. Property and equipment listed in the Schedules and Statements are presented without consideration of any liens that may attach (or have attached) to such property and equipment.

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14.      Estimates. To prepare and file the Schedules and Statements in accordance with the deadlines established in the Chapter 11 Cases, the Debtors were required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and reported revenue and expenses. The Debtors reserve all rights to amend the reported amounts of assets, liabilities, revenue and expenses to reflect changes in those estimates and assumptions.

15.      Setoffs. The Debtors periodically incur certain setoffs from customers and suppliers in the ordinary course of business. Setoffs in the ordinary course can result from various items including, but not limited to, pricing discrepancies, returns, refunds and other disputes between the Debtors and their customers and/or suppliers, as well as rebates, chargebacks, incentives and other obligations in connection with the Debtors’ customer programs. These normal setoffs are consistent with the ordinary course of business in the Debtors’ industry and can be voluminous, making it unduly burdensome and costly for the Debtors to list such ordinary course setoffs. Therefore, although such setoffs and other similar rights may have been accounted for when scheduling certain amounts, these ordinary course setoffs are not independently accounted for, and as such, are excluded from the Schedules and Statements.

16.      Totals. The asset totals listed on Schedule B represent all known amounts included in the Debtors’ books and records as of October 31, 2014. The liability totals listed on Schedule F, however, reflect postpetition payments on prepetition claims made pursuant to First-Day Orders, as noted above. To the extent there are unknown or undetermined amounts, the actual total may be different than the listed total. Also as noted above, certain liabilities reflected in the books and records in accordance with GAAP, but which would not represent a claim against the Debtors, are not reflected on Schedule F.

17.      Global Notes Control. In the event that the Schedules and Statements differ from the foregoing Global Notes, the Global Notes shall control.

Specific Disclosures with Respect to the Debtors’ Schedules

Schedule B2 Amounts listed in Schedule B2 reflect actual amounts in the respective accounts as of November 7, 2014, and may vary from the Debtors’ books and records amounts. Schedule B2 reflects a restricted account held at Wells Fargo Securities, LLC (“Wells Fargo”) relating to letters of credit required in connection with certain of the Debtors’ real property leases. The balance in the Wells Fargo account reflects these letters of credit. The letters of credit can be found on Schedule B3.

Schedule B9 Additional information regarding the insurance policies listed on Schedule B9 is available in the Debtors’ Motion for Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364, 1107 and 1108, and Fed. R. Bankr. P. 6003 and 6004 Authorizing Debtors to (I) Maintain Existing Insurance Policies and Pay All Insurance Obligations Arising Thereunder and (II) Renew, Revise, Extend, Supplement, Change or Enter Into New Insurance Policies [Docket No. 9].

Schedule B13 Ownership interests in incorporated and unincorporated businesses, including subsidiaries, have been listed on Schedule B13 at net book value as of the Petition Date. The

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fair market value of such ownership is dependent on numerous variables and factors and may differ significantly from the listed net book value.

Schedule B16 The Debtors have disclosed the net book value with respect to accounts receivable listed on Schedule B16, which represents the amount of the accounts receivable netted by any “doubtful accounts.” For purposes of Schedule B16, “doubtful accounts” are those accounts that the Debtors have identified as unlikely to be paid given the amount of time such accounts have been outstanding. Schedule B16 reflects the accounts receivable balance without netting against open accounts payable.

Schedule B21 In the ordinary course of their businesses, the Debtors may have accrued, or may subsequently accrue, certain rights to counter-claims, setoffs, refunds with their customers and suppliers, or potential warranty claims against their suppliers. Additionally, the Debtors may be a party to pending litigation in which the Debtors have asserted, or may assert, claims as plaintiffs or counter-claims as defendants. Because such claims are unknown to the Debtors and not quantifiable as of the Petition Date, they are not listed on Schedule B21.

Schedule B22 Exclusion of certain intellectual property shall not be construed as an admission that such intellectual property rights have been abandoned, terminated or assigned; have expired by their terms; or otherwise have been transferred pursuant to a sale, acquisition or other transaction. Conversely, inclusion of certain intellectual property shall not be construed as an admission that such intellectual property rights have not been abandoned, terminated or assigned; have not expired by their terms; or otherwise have not been transferred pursuant to a sale, acquisition or other transaction.

Finally, the Debtors have numerous pieces of unregistered intellectual property which have not been included on Schedule B22.

Schedule F The Debtors have used their reasonable best efforts to report all general unsecured claims against the Debtors on Schedule F based upon the Debtors’ existing books and records as of the Petition Date. The claims of individual creditors for, among other things, products, goods, or services are listed as either the lower of the amounts invoiced by such creditor or the amounts entered on the Debtors’ books and records and may not reflect credits or allowances due from such creditors to the Debtors. The Debtors reserve all of their rights with respect to any such credits and allowances including the right to assert objections and/or setoffs with respect to same. Schedule F does not include certain deferred charges, deferred liabilities, accruals, or general reserves. Such amounts are, however, reflected on the Debtors’ books and records as required in accordance with GAAP. Such accruals are general estimates of liabilities and do not represent specific claims as of the Petition Date. The Debtors have made every effort to include as a contingent, unliquidated, or disputed the claim of any vendor not included on the Debtors’ open accounts payable that is associated with an account that has an accrual or receipt not invoiced.

The claims listed in Schedule F arose or were incurred on various dates. In certain instances, the date on which a claim arose is an open issue of fact. Although reasonable efforts have been made to identify the date of incurrence of each claim, determining the date upon

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which each claim in Schedule F was incurred or arose would be unduly burdensome and cost prohibitive and, therefore, the Debtors do not list a date for each claim listed on Schedule F.

Schedule F contains information regarding pending litigation involving the Debtors. The dollar amount of potential claims associated with any such pending litigation is listed as “undetermined” and marked as contingent, unliquidated, and disputed in the Schedules and Statements. Some of the litigation claims listed on Schedule F may be subject to subordination pursuant to Bankruptcy Code section 510.

Schedule F also includes potential or threatened legal disputes that are not formally recognized by an administrative, judicial, or other adjudicative forum due to certain procedural conditions that counterparties have yet to satisfy. Any information contained in Schedule F with respect to such potential litigation shall not be a binding representation of the Debtors’ liabilities with respect to any of the potential suits and proceedings included therein.

Schedule F reflects the prepetition amounts owing to counterparties to executory contracts and unexpired leases. Such prepetition amounts, however, may be paid in connection with the assumption or assumption and assignment of an executory contract or unexpired lease. Additionally, Schedule F does not include potential rejection damage claims, if any, of the counterparties to executory contracts and unexpired leases that may be rejected.

Schedule G Although reasonable efforts have been made to ensure the accuracy of Schedule G regarding executory contracts and unexpired leases (collectively, the “Agreements”), inadvertent errors, omissions or over-inclusion may have occurred. The Debtors may have entered into various other types of Agreements in the ordinary course of their business, such as indemnity agreements, supplemental agreements, amendments/letter agreements and confidentiality agreements, which may not be set forth on Schedule G. Omission of an Agreement from Schedule G does not constitute an admission that such omitted contract or agreement is not an executory contract or unexpired lease, and Schedule G may be amended at any time to add any omitted Agreement. Likewise, the listing of an Agreement on Schedule G does not constitute an admission that such Agreement is an executory contract or unexpired lease or that such Agreement was in effect on the Petition Date or is valid or enforceable.

Certain confidentiality or nondisclosure agreements may not be listed on Schedule G. The Debtors reserve all of their rights with respect to such agreements.

Certain of the contracts and agreements listed on Schedule G may consist of several parts, including purchase orders, amendments, restatements, waivers, letters and other documents that may not be listed separately on Schedule G or that may be listed as a single entry. The Debtors expressly reserve their rights to challenge whether such related materials constitute an executory contract, a single contract or agreement or multiple, severable or separate contracts.

The contracts, agreements and leases listed on Schedule G may have expired or may have been modified, amended or supplemented from time to time by various amendments, restatements, waivers, estoppel certificates, letters, memoranda, and other documents,

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instruments and agreements that may not be listed on Schedule G. Further, unless otherwise specified on Schedule G, each executory contract or unexpired lease listed thereon shall include all exhibits, schedules, riders, modifications, declarations, amendments, supplements, attachments, restatements or other agreements, instruments or other documents that in any manner affect such executory contract or unexpired lease, without respect to whether such agreement, instrument or other document is listed separately on Schedule G. In some cases, the same counterparty appears multiple times on Schedule G. This multiple listing is intended to reflect distinct agreements between the Debtors and such counterparty.

Any and all of the Debtors’ rights, claims and Causes of Action with respect to the Agreements listed on Schedule G are hereby reserved and preserved and, as such, the Debtors hereby reserve all of their rights to, among other things, (i) dispute the validity, status or enforceability of any Agreements set forth on Schedule G, (ii) dispute or challenge the characterization of the structure of any transaction, or any document or instrument related to a creditor’s claim, including, but not limited to, the Agreements listed on Schedule G, and (iii) amend or supplement such Schedule as necessary.

Certain of the Agreements may not have been memorialized and could be subject to dispute. Further, Agreements that are oral in nature have not been included on Schedule G.

Schedule H In the ordinary course of their businesses, the Debtors may be involved in pending or threatened litigation. These matters may involve multiple plaintiffs and defendants, some or all of whom may assert cross-claims and counter-claims against other parties. Because all such claims are contingent, disputed or unliquidated, such claims have not been set forth individually on Schedule H. Litigation matters can be found on each Debtor’s Schedule F and Statement 4a, as applicable.

Moreover, the Debtors reserve all of their rights to amend the Schedules to the extent that any guarantees associated with the Debtors’ executory contracts, unexpired leases, prepetition unsecured notes, debt instruments and other such agreements are identified.

Specific Disclosures with Respect to the Debtors’ Statements

Statement 3b Statement 3b includes any disbursement or other transfer made by the Debtors except for those made to bankruptcy professionals, employees and insiders (except to the extent that such employee or insider disbursements were made to Automatic Data Processing, Inc. (“ADP”) on account of payroll obligations). Transfers to insiders are included on Statement 3c. The amounts listed in Statement 3b reflect the Debtors’ disbursements netted against any check level detail; thus, to the extent a disbursement was made to pay for multiple invoices, only one entry has been listed on Statement 3b. All disbursements listed on Statement 3b are made through Dendreon Corporation.

ADP is the Debtors’ payroll administrator. Statement 3b reflects disbursements made to ADP on account of the Debtors’ payroll obligations, which ADP ultimately disburses to the Debtors’ employees.

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Statement 4a Information provided in Statement 4a includes only those legal disputes and administrative proceedings that are formally recognized by an administrative, judicial, or other adjudicative forum. In the Debtor’s attempt to provide full disclosure, to the extent a legal dispute or administrative proceeding is not formally recognized by an administrative, judicial, or other adjudicative forum due to certain procedural conditions that counterparties have yet to satisfy, the Debtor has identified such matters on Schedule F. Additionally, any information contained in Statement 4a shall not be a binding representation of the Debtor’s liabilities with respect to any of the suits and proceedings identified therein.

Statement 7 In addition to the gifts noted in the Schedules and Statements, the Debtors may make de minimis gifts or gifts in kind from time to time.

Statement 8 The Debtors occasionally incur losses for a variety of reasons, including theft and property damage. The Debtors, however, may not have records of all such losses to the extent such losses do not have a material impact on the Debtors’ businesses or are not reported for insurance purposes.

Statement 9 Although all of the Debtors retained or paid the entities and individuals who provided consultation concerning debt consolidation, relief under the Bankruptcy Code or preparation of a petition in bankruptcy within one (1) year immediately preceding the Petition Date, all of the payments, or property transferred by or on behalf of a Debtor for such services, were made by Dendreon Corporation, and are therefore listed on that Debtor’s response to Statement 9.

Several of the professionals listed on Statement 9 were providing services to the debtors beyond debt consolidation, relief under the Bankruptcy Code or preparation of a petition in bankruptcy, as such the fees listed may include amounts not associated with the bankruptcy process.

Statement 19d The Debtors have provided financial statements in the ordinary course of their businesses to numerous financial institutions, creditors, and other parties within two years immediately before the Petition Date. Considering the number of such recipients and the possibility that such information may have been shared with parties without the Debtors’ knowledge or consent, the Debtors have not disclosed any parties that may have received such financial statements for the purposes of Statement 19d.

Statement 23 The Debtor has included a comprehensive response to Statement 23 in Statement 3c.

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B 6 Summary (Official Form 6 - Summary) (12/13)

United States Bankruptcy Court
District of Delaware

In re **Dendreon Corporation**, Debtor

Case No. 14-12515 (LSS)

Chapter 11

SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts of all claims from Schedules D, E, and F to determine the total amount of the debtor's liabilities. Individual debtors must also complete the "Statistical Summary of Certain Liabilities and Related Data" if they file a case under chapter 7, 11, or 13.

NAME OF SCHEDULE	ATTACHED (YES/NO)	NO. OF SHEETS	ASSETS	LIABILITIES	OTHER
A - Real Property	Yes	13	0.00		
B - Personal Property	Yes	36	320,697,757.49		
C - Property Claimed as Exempt	No	0			
D - Creditors Holding Secured Claims	Yes	1		0.00	
E - Creditors Holding Unsecured Priority Claims (Total of Claims on Schedule E)	Yes	1		0.00	
F - Creditors Holding Unsecured Nonpriority Claims	Yes	11		624,050,463.03	
G - Executory Contracts and Unexpired Leases	Yes	17			
H - Codebtors	Yes	1			
I - Current Income of Individual Debtor(s)	No	0			N/A
J - Current Expenditures of Individual Debtor(s)	No	0			N/A
Total Number of Sheets of ALL Schedules		81			
		Total Assets	320,697,757.49		
			Total Liabilities	624,050,463.03

B6A (Official Form 6A) (12/07)
In re Dendreon Corporation, Case No. 14-12515 (LSS)
Debtor
SCHEDULE A - REAL PROPERTY
Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a cotenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor’s own benefit. If the debtor is married, state whether husband, wife, both, or the marital community own the property by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the debtor holds no interest in real property, write “None” under “Description and Location of Property.”
Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.
If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write “None” in the column labeled “Amount of Secured Claim.” If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property Claimed as Exempt.
Description and Location of Property Nature of Debtor’s Interest in Property Husband, Wife, Joint, or Community Current Value of Debtor’s Interest in Property, without Deducting any Secured Claim or Exemption Amount of Secured Claim
None
Sub-Total > 0.00 (Total of this page)
Total > 0.00
0 continuation sheets attached to the Schedule of Real Property
(Report also on Summary of Schedules)

B6B (Official Form 6B) (12/07)

In re **Dendreon Corporation**, Debtor Case No. **14-12515 (LSS)**

SCHEDULE B - PERSONAL PROPERTY

Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "x" in the appropriate position in the column labeled "None." If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, both, or the marital community own the property by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property." If the property is being held for a minor child, simply state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).

Type of Property	NONE	Description and Location of Property	Husband, Wife, Joint, or Community	Current Value of Debtor's Interest in Property, without Deducting any Secured Claim or Exemption
1. Cash on hand	X			
2. Checking, savings or other financial accounts, certificates of deposit, or shares in banks, savings and loan, thrift, building and loan, and homestead associations, or credit unions, brokerage houses, or cooperatives.		See Schedule B2 Attachment	-	97,454,007.48
3. Security deposits with public utilities, telephone companies, landlords, and others.		See Schedule B3 Attachment	-	338,294.00
4. Household goods and furnishings, including audio, video, and computer equipment.	X			
5. Books, pictures and other art objects, antiques, stamp, coin, record, tape, compact disc, and other collections or collectibles.	X			
6. Wearing apparel.	X			
7. Furs and jewelry.	X			
8. Firearms and sports, photographic, and other hobby equipment.	X			
9. Interests in insurance policies. Name insurance company of each policy and itemize surrender or refund value of each.	X			
10. Annuities. Itemize and name each issuer.	X			

Sub-Total > **97,792,301.48**
(Total of this page)

4 continuation sheets attached to the Schedule of Personal Property

B6B (Official Form 6B) (12/07) - Cont.

In re **Dendreon Corporation** , Debtor Case No. **14-12515 (LSS)**

SCHEDULE B - PERSONAL PROPERTY
(Continuation Sheet)

Type of Property	N O N E	Description and Location of Property	Husband, Wife, Joint, or Community	Current Value of Debtor's Interest in Property, without Deducting any Secured Claim or Exemption
11. Interests in an education IRA as defined in 26 U.S.C. § 530(b)(1) or under a qualified State tuition plan as defined in 26 U.S.C. § 529(b)(1). Give particulars. (File separately the record(s) of any such interest(s). 11 U.S.C. § 521(c).)	X			
12. Interests in IRA, ERISA, Keogh, or other pension or profit sharing plans. Give particulars.	X			
13. Stock and interests in incorporated and unincorporated businesses. Itemize.		**Dendreon Holdings, LLC - 100% equity interest** **Dendreon Holdings (Netherlands) B.V. - 100% equity interest**	-	**Unknown**
14. Interests in partnerships or joint ventures. Itemize.	X			
15. Government and corporate bonds and other negotiable and nonnegotiable instruments.	X			
16. Accounts receivable.		**Trade & Other Accounts Receivable** **1301 2nd Avenue** **Seattle, WA 98101**	-	**27,543,230.93**
17. Alimony, maintenance, support, and property settlements to which the debtor is or may be entitled. Give particulars.	X			
18. Other liquidated debts owed to debtor including tax refunds. Give particulars.	X			
19. Equitable or future interests, life estates, and rights or powers exercisable for the benefit of the debtor other than those listed in Schedule A - Real Property.	X			
20. Contingent and noncontingent interests in estate of a decedent, death benefit plan, life insurance policy, or trust.	X			

Sub-Total > **27,543,230.93**
(Total of this page)

Sheet **1** of **4** continuation sheets attached to the Schedule of Personal Property

B6B (Official Form 6B) (12/07) - Cont.

In re **Dendreon Corporation**, Debtor — Case No. **14-12515 (LSS)**

SCHEDULE B - PERSONAL PROPERTY

(Continuation Sheet)

Type of Property	NONE	Description and Location of Property	Husband, Wife, Joint, or Community	Current Value of Debtor's Interest in Property, without Deducting any Secured Claim or Exemption
21. Other contingent and unliquidated claims of every nature, including tax refunds, counterclaims of the debtor, and rights to setoff claims. Give estimated value of each.	X			
22. Patents, copyrights, and other intellectual property. Give particulars.		**Copyright Registration No. TXu001204767, dated December 12, 2004, for a manuscript entitled Tumor immunotherapy with alternative reading frame peptide antigens.**	-	**Unknown**
		Copyright Registration No. TXu001222497, dated February 15, 2005, for a computer program entitled Patient Scheduling Center.	-	**Unknown**
		See Schedule B22 Attachment	-	**Unknown**
23. Licenses, franchises, and other general intangibles. Give particulars.	X			
24. Customer lists or other compilations containing personally identifiable information (as defined in 11 U.S.C. § 101(41A)) provided to the debtor by individuals in connection with obtaining a product or service from the debtor primarily for personal, family, or household purposes.	X			
25. Automobiles, trucks, trailers, and other vehicles and accessories.		**2005 Chevrolet Astro Minivan 1301 2nd Avenue Seattle, WA 98101**	-	**0.00**
26. Boats, motors, and accessories.	X			
27. Aircraft and accessories.	X			
28. Office equipment, furnishings, and supplies.		**Furniture & Office Equipment 1301 2nd Avenue Seattle, WA 98101**	-	**1,410,586.77**
		Lab Equipment 1301 2nd Avenue Seattle, WA 98101	-	**5,492,485.35**
		Computer Equipment & Software 1301 2nd Avenue Seattle, WA 98101	-	**8,107,039.88**

Sub-Total > **15,010,112.00**
(Total of this page)

Sheet **2** of **4** continuation sheets attached to the Schedule of Personal Property

B6B (Official Form 6B) (12/07) - Cont.

In re **Dendreon Corporation**, Debtor — Case No. **14-12515 (LSS)**

SCHEDULE B - PERSONAL PROPERTY
(Continuation Sheet)

Type of Property	N O N E	Description and Location of Property	Husband, Wife, Joint, or Community	Current Value of Debtor's Interest in Property, without Deducting any Secured Claim or Exemption
29. Machinery, fixtures, equipment, and supplies used in business.		**Manufacturing Equipment** **1301 2nd Avenue** **Seattle, WA 98101**	-	**5,299,349.45**
30. Inventory.		**Raw Materials** **1301 2nd Avenue** **Seattle, WA 98101**	-	**61,447,086.81**
		Work in Progress **1301 2nd Avenue** **Seattle, WA 98101**	-	**98,673.49**
		Finished Product **1301 2nd Avenue** **Seattle, WA 98101**	-	**3,841,948.33**
31. Animals.	**X**			
32. Crops - growing or harvested. Give particulars.	**X**			
33. Farming equipment and implements.	**X**			
34. Farm supplies, chemicals, and feed.	**X**			
35. Other personal property of any kind not already listed. Itemize.		**Prepaid Rent** **1301 2nd Avenue** **Seattle, WA 98101**	-	**746,050.00**
		Other Prepaid Assets (Professional Retainers; Compensation; Investigation Study Grants; FDA Enhancement Fees) **1301 2nd Avenue** **Seattle, WA 98101**	-	**5,279,380.00**
		Prepaid Maintenance **1301 2nd Avenue** **Seattle, WA 98101**	-	**2,740,658.00**
		Prepaid Manufacturing Costs **1301 2nd Avenue** **Seattle, WA 98101**	-	**198,895.00**
		Prepaid Antigen Costs **1301 2nd Avenue** **Seattle, WA 98101**	-	**12,395,000.00**

Sub-Total > **92,047,041.08**
(Total of this page)

Sheet **3** of **4** continuation sheets attached to the Schedule of Personal Property

B6B (Official Form 6B) (12/07) - Cont.

In re **Dendreon Corporation** , Debtor — Case No. **14-12515 (LSS)**

SCHEDULE B - PERSONAL PROPERTY
(Continuation Sheet)

Type of Property	N O N E	Description and Location of Property	Husband, Wife, Joint, or Community	Current Value of Debtor's Interest in Property, without Deducting any Secured Claim or Exemption
		Prepaid PROvide Co-Pay **1301 2nd Avenue** **Seattle, WA 98101**	-	**349,873.00**
		Leasehold and Capitalized Improvements **1301 2nd Avenue** **Seattle, WA 98101**	-	**85,516,807.00**
		Prepaid D&O Insurance **1301 2nd Avenue** **Seattle, WA 98101**	-	**1,385,086.00**
		Prepaid Commercial Property Insurance **1301 2nd Avenue** **Seattle, WA 98101**	-	**344,437.00**
		Prepaid Cargo/Transport Insurance **1301 2nd Avenue** **Seattle, WA 98101**	-	**246,867.00**
		Prepaid Product Liability Insurance **1301 2nd Avenue** **Seattle, WA 98101**	-	**123,604.00**
		Prepaid Workers' Compensation Insurance **1301 2nd Avenue** **Seattle, WA 98101**	-	**86,349.00**
		Other Prepaid Insurance (Auto, Fiduciary, Employment Practices & Other Corporate Insurance) **1301 2nd Avenue** **Seattle, WA 98101**	-	**252,049.00**

Sub-Total > **88,305,072.00**
(Total of this page)

Total > **320,697,757.49**

(Report also on Summary of Schedules)

Sheet **4** of **4** continuation sheets attached to the Schedule of Personal Property

In re Dendreon Corporation Case No. 14-12515
Schedule B2 - Checking, savings or other financial accounts
Description and Location of Property
Current Value of Debtor’s Interest in Property, Without Deducting Any Secured Claim or Exemption
US Bank, N.A. XXXX-XXXX-4656 $12,519,085.91
Operating Account
P.O. Box 1800
St. Paul, MN 55101-0800
US Bank, N.A. XXXX-XXXX-7365 $54,490.47
Deposit Account
P.O. Box 1800
St. Paul, MN 55101-0800
Morgan Stanley Smith Barney, LLC XXXX-XXXX-0516 $79,674,780.64
Investment Account
555 California St., 35th Floor
San Francisco, CA 94104
Wells Fargo Securities, LLC XX-XX-6872 $5,205,650.46
Letters of Credit
999 3rd Avenue, 11th Floor
Seattle, WA 98104
TOTAL: $97,454,007.48
1 of 1

In re Dendreon Corporation Case No. 14-12515 Schedule B3 - Security deposits
Description and Location of Property Current Value of Debtor’s Interest in Property, Without Deducting Any Secured Claim or Exemption
Letter of Credit at Bridgwater NJ Lease $1,500,000 included in restricted cash listed under Wells Fargo Securities, LLC entry on Schedule B2
Letter of Credit at Seal Beach Lease $1,425,000 included in restricted cash listed under Wells Fargo Securities, LLC entry on Schedule B2
Letters of Credit at R&D Lease in Seattle $1,000,000 included in restricted cash listed under Wells Fargo Securities, LLC entry on Schedule B2
Letter of Credit at 5th Street Property building Lease in Seattle $1,004,000 included in restricted cash listed under Wells Fargo Securities, LLC entry on Schedule B2
Security Deposit at Union City Lease $52,715.00
Utility Deposit held at Georgia Power Co. $51,870.00
Utility Deposit held at Southern California Edison $218,135.00
Utility Deposit held at Puget Sound Energy $15,574.00
Letter of Credit held for Nebraska Department of Health and Human Services, Division of Public Health $100,000 included in restricted cash listed under Wells Fargo Securities, LLC entry on Schedule B2
Letters of Credit for Nevada State Board of Pharmacy $100,000 included in restricted cash listed under Wells Fargo Securities, LLC entry on Schedule B2
Letters of Credit for State of Wisconsin/Wisconsin Department of Regulation and Licensing $5,000 included in restricted cash listed under Wells Fargo Securities, LLC entry on Schedule B2
TOTAL: $338,294.00
1 of 1

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention — Printed: 10/15/2014 — Page 1

PROVENGE Specific Patent Families Highlighted in Red

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
IMMUNOSTIMULATORY METHOD							
AUSTRIA	14-122-005AT	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
AUSTRALIA	14-122-005AU	DCA	12/23/1996	13380/97	6/22/2000	716783	ISSUED
BELGIUM	14-122-005BE	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
CANADA	14-122-005CA	DCA	12/23/1996	2,241,373	4/9/2013	2,241,373	ISSUED
DENMARK	14-122-005DK	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
EUROPEAN PATENT	14-122-005EP	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
SPAIN	14-122-005ES	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
FINLAND	14-122-005FI	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
FRANCE	14-122-005FR	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
UNITED KINGDOM	14-122-005GB	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
GREECE	14-122-005GR	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
IRELAND	14-122-005IE	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
ITALY	14-122-005IT	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
JAPAN	14-122-005JP	DCA	12/23/1996	9-524418	1/26/2007	3908277	ABANDONED
LUXEMBOURG	14-122-005LU	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
MONACO	14-122-005MC	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
NETHERLANDS	14-122-005NL	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
NEW ZEALAND	14-122-005NZ	DCA	12/23/1996	326092	3/9/2000	326092	ISSUED
PORTUGAL	14-122-005PT	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
SWEDEN	14-122-005SE	DCA	12/23/1996	96944879.4	2/7/2007	870022	ISSUED
WIPO	14-122-005WO	CEQ	12/23/1996	PCT/US96/20241	7/10/1997	WO97/24438	NAT PHASE
UNITED STATES	14-122-005US	NEW	12/28/1995	08/579,823	6/27/2000	6,080,409	ISSUED
UNITED STATES	14-122-005US DIV	DIV	3/21/1997	08/823,008			ABANDONED
UNITED STATES	14-122-005US DIV1	DIV	9/3/1998	09/146,283	11/2/1999	5,976,546	ISSUED
UNITED STATES	14-122-005US CON	CON	6/24/1999	09/344,195	4/3/2001	6,210,662	ISSUED
NEW ZEALAND	14-122-005NZ DIV	DIV	10/28/1999	500665	10/6/2005	500665	ISSUED
SWITZERLAND	14-122-005CH	DCA	10/6/2000	00968813.6	2/7/2007	870022	ISSUED
GERMANY	14-122-005DE	DCA	12/23/2006	96944879.4	2/7/2007	870022	ISSUED
REAGENT FOR CELL SEPARATION							
CANADA	14-123-002CA	DCA	3/25/1987	534,167	7/30/1996	1,338,492	EXPIRED
JAPAN	14-123-002JP	DCA	3/25/1987	62-502184	4/18/1997	2628509	EXPIRED
UNITED STATES	14-123-002US	NEW	4/9/1986	06/849,819	5/22/1990	4,927,749	EXPIRED
UNITED STATES	14-123-002US CIP	CIP	3/25/1987	07/049,863	5/22/1990	4,927,750	EXPIRED
WIPO	14-123-002WO	CEQ	3/25/1987	PCT/US87/00628			NAT PHASE
METHOD FOR DETERMINING POTENCY OF ANTIGENIC PRESENTING CELL BASED VACCINES							
UNITED STATES	14-123-007US	NEW	4/5/2002	10/118,392	8/19/2008	7,413,869	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 2

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
CELL SEPARATION COMPOSITION, KIT AND METHOD							
AUSTRIA	14-123-001AT	DCA	8/31/1995	95931685	5/10/2000	0778944	ISSUED
AUSTRALIA	14-123-001AU	DCA	8/31/1995	35025/95	3/22/1996	700743	ISSUED
CANADA	14-123-001CA	DCA	8/31/1995	2,198,607	4/18/2000	2,198,607	ISSUED
SWITZERLAND	14-123-001CH	DCA	8/31/1995	19950931685	2/2/2000	0778944	ISSUED
GERMANY	14-123-001DE	DCA	8/31/1995	69513188.5	7/6/2000	DE69513188T2	ISSUED
DENMARK	14-123-001DK	DCA	8/31/1995	EP19950931685	5/1/2000	DK/EP 0778944	ISSUED
EUROPEAN PATENT	14-123-001EP	DCA	8/31/1995	EP19950931685	11/3/1999	EP0778944	ISSUED
SPAIN	14-123-001ES	DCA	8/31/1995	95931685.2	3/1/2000	ES2140705T3	ISSUED
FRANCE	14-123-001FR	DCA	8/31/1995	95931685.2	11/3/1999	0778944	ISSUED
UNITED KINGDOM	14-123-001GB	DCA	8/31/1995	EP19950931685	11/3/1999	EP0778944	ISSUED
HONG KONG	14-123-001HK	DCA	8/31/1995	98115108.0	10/15/2000	HK1013862	ISSUED
IRELAND	14-123-001IE	DCA	8/31/1995	EP19950931685	11/3/1999	EP0778944	ISSUED
ITALY	14-123-001IT	DCA	8/31/1995	EP19950931685	1/17/2000	67144BE/2000	ISSUED
JAPAN	14-123-001JP	DCA	8/31/1995	8-508985	2/14/2003	3397795	ISSUED
NETHERLANDS	14-123-001NL	DCA	8/31/1995	95931685.2	12/29/1999	0778944	ISSUED
NEW ZEALAND	14-123-001NZ	DCA	8/31/1995	PCT/US95/11169	2/11/1999	292756	ISSUED
SWEDEN	14-123-001SE	DCA	8/31/1995	95931685.2	11/3/1999	0778944	ISSUED
WIPO	14-123-001WO	CEQ	8/31/1995	PCT/US95/11169		WO96/07097	NAT PHASE
UNITED STATES	14-123-001US	NEW	8/31/1994	08/299,469	12/12/1995	5,474,687	EXPIRED
UNITED STATES	14-123-001US CIP	CIP	12/11/1995	08/570,397	9/2/1997	5,663,051	EXPIRED
UNITED STATES	14-123-003US CIP	CIP	12/11/1995	08/570,120	8/4/1998	5,789,148	EXPIRED
UNITED STATES	14-123-003US CON	CON	8/4/1998	09/128,643			ABANDONED
AUSTRIA	14-123-003AT	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
AUSTRALIA	14-123-003AU	DCA	12/11/1996	14150/97	11/4/1999	707878	ISSUED
BELGIUM	14-123-003BE	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
CANADA	14-123-003CA	DCA	12/11/1996	2,239,729	10/31/2006	2,239,729	ISSUED
SWITZERLAND	14-123-003CH	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
CYPRUS	14-123-003CY	DCA	12/11/1996	96944310.0	10/26/2011	958046	INACTIVE
GERMANY	14-123-003DE	DCA	12/11/1996	96944310.0	10/26/2011	958046 /696 38 439.6	ISSUED
DENMARK	14-123-003DK	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
EUROPEAN PATENT	14-123-003EP	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
SPAIN	14-123-003ES	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
FINLAND	14-123-003FI	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
FRANCE	14-123-003FR	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
UNITED KINGDOM	14-123-003GB	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
GREECE	14-123-003GR	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
HONG KONG	14-123-003HK	DCA	12/11/1996	96944310.0	3/23/2012	1023083	ISSUED
IRELAND	14-123-003IE	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
ITALY	14-123-003IT	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
JAPAN	14-123-003JP DIV	DIV		2006-117292			ABANDONED
JAPAN	14-123-003JP	DCA	12/11/1996	9-522180	8/3/2007	3993892	ABANDONED
LUXEMBOURG	14-123-003LU	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
MONACO	14-123-003MC	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
NETHERLANDS	14-123-003NL	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
PORTUGAL	14-123-003PT	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
SWEDEN	14-123-003SE	DCA	12/11/1996	96944310.0	10/26/2011	958046	ISSUED
WIPO	14-123-003WO	CEQ	12/11/1996	PCT/US96/19713	6/19/1997	WO 97/21488	NAT PHASE

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 3

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
CELL WASHING DEVICE AND METHOD							
AUSTRIA	14-123-004AT	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
AUSTRALIA	14-123-004AU	DCA	2/13/1998	61581/98	3/7/2002	741086	ISSUED
BELGIUM	14-123-004BE	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
CANADA	14-123-004CA	DCA	2/13/1998	2,280,129	10/24/2006	2,280,129	ISSUED
SWITZERLAND	14-123-004CH	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
GERMANY	14-123-004DE	DCA	2/13/1998	69819689.9-08	11/12/2003	0959989	ISSUED
DENMARK	14-123-004DK	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
EUROPEAN PATENT	14-123-004EP	DCA	2/13/1998	98906333.4	11/12/2003	0959989	ISSUED
SPAIN	14-123-004ES	DCA	2/13/1998	98906333.4	11/21/2003	0959989	ISSUED
FINLAND	14-123-004FI	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
FRANCE	14-123-004FR	DCA	2/13/1998	98906333.4	11/21/2003	0959989	ISSUED
UNITED KINGDOM	14-123-004GB	DCA	2/13/1998	98906333.4	11/21/2003	0959989	ISSUED
GREECE	14-123-004GR	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
IRELAND	14-123-004IE	DCA	2/13/1998	98906333.4	11/21/2003	0959989	ISSUED
ITALY	14-123-004IT	DCA	2/13/1998	98906333.4	11/21/2003	0959989	ISSUED
JAPAN	14-123-004JP	DCA	2/13/1998	10-535874	11/12/2004	3615226	ISSUED
LUXEMBOURG	14-123-004LU	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
MONACO	14-123-004MC	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
NETHERLANDS	14-123-004NL	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
NEW ZEALAND	14-123-004NZ	DCA	2/13/1998	337472	8/9/2001	337472	ISSUED
PORTUGAL	14-123-004PT	DCA	2/13/1998	98906333.4	11/12/2003	EP 0959989	ABANDONED
SWEDEN	14-123-004SE	DCA	2/13/1998	98906333.4	11/12/2003	0959989	ISSUED
WIPO	14-123-004WO	CEQ	2/13/1998	PCT/US98/02661		WO 98/035758	NAT PHASE
UNITED STATES	14-123-004US	NEW	2/14/1997	08/800,687			ABANDONED
UNITED STATES	14-123-004US CIP	CIP	7/17/1998	09/118,326	3/6/2001	6,197,579	ISSUED
HONG KONG	14-123-004HK	DCA	5/2/2000	00102655.2			ABANDONED
CENTRIFUGATION SYRINGE, SYSTEM AND METHOD							
AUSTRIA	14-122-001AT	DCA	8/31/1995	95931683.7	2/25/1999	0778794	ISSUED
AUSTRALIA	14-122-001AU	DCA	8/31/1995	35023/95	11/13/1997	860383	ISSUED
BELGIUM	14-122-001BE	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
CANADA	14-122-001CA	DCA	8/31/1995	2,198,606	10/17/2000	2,198,606	ISSUED
SWITZERLAND	14-122-001CH	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
GERMANY	14-122-001DE	DCA	8/31/1995	69503512.6	7/15/1998	DE69503512T2	ISSUED
DENMARK	14-122-001DK	DCA	8/31/1995	95931683.7	7/15/1998	DK/EP0778794	ISSUED
EUROPEAN PATENT	14-122-001EP	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
HONG KONG	14-122-001HK	DCA	12/23/1998	98115107.1	6/23/2000	HK1013807	ISSUED
SPAIN	14-122-001ES	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
FRANCE	14-122-001FR	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
UNITED KINGDOM	14-122-001GB	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
GREECE	14-122-001GR	DCA	8/31/1995	95931683.7	12/31/1998	3028114	ISSUED
IRELAND	14-122-001IE	DCA	8/31/1995	95931683.7	1/15/1998	07789794	ISSUED
ITALY	14-122-001IT	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
JAPAN	14-122-001JP	DCA	8/31/1995	8-508984	10/31/2003	3487604	ISSUED
LUXEMBOURG	14-122-001LU	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
MONACO	14-122-001MC	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
NETHERLANDS	14-122-001NL	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
NEW ZEALAND	14-122-001NZ	DCA	8/31/1995	292754	5/12/1999	292754	ISSUED
PORTUGAL	14-122-001PT	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
SWEDEN	14-122-001SE	DCA	8/31/1995	95931683.7	7/15/1998	0778794	ISSUED
WIPO	14-122-001WO	CEQ	8/31/1995	PCT/US95/11162	3/7/1996	WO96/06679	NAT PHASE
UNITED STATES	14-122-001US	NEW	8/31/1994	08/298,882	11/26/1996	5,577,513	EXPIRED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention — Printed: 10/15/2014 — Page 4

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
PROCESS FOR MAKING SILANIZED COLLOIDAL SILICA							
UNITED STATES	14-123-005US	NEW	1/14/1998	09/006,775	1/18/2000	6,015,843	ISSUED
AUSTRIA	14-123-005AT	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
AUSTRALIA	14-123-005AU	DCA	1/7/1999	22170/99	4/18/2002	742446	ISSUED
BELGIUM	14-123-005BE	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
BRAZIL	14-123-005BR	DCA	1/7/1999	9906965-2	11/4/2008	9906965-2	ISSUED
CANADA	14-123-005CA	DCA	1/7/1999	2,317,488	3/25/2008	2,317,488	ISSUED
SWITZERLAND	14-123-005CH	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
CYPRUS	14-123-005CY	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
GERMANY	14-123-005DE	DCA	1/7/1999	699 06 930.0-08	2/12/2004	DE 699 06 930 T2	ISSUED
DENMARK	14-123-005DK	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
EUROPEAN PATENT	14-123-005EP	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
SPAIN	14-123-005ES	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
FINLAND	14-123-005FI	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
FRANCE	14-123-005FR	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
UNITED KINGDOM	14-123-005GB	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
GREECE	14-123-005GR	DCA	1/7/1999	99902116.5	7/15/2003	3044891	ISSUED
HONG KONG	14-123-005HK	DCA	1/7/1999	00107874.6	10/17/2003	HK1028390	ISSUED
IRELAND	14-123-005IE	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
ITALY	14-123-005IT	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
JAPAN	14-123-005JP	DCA	1/7/1999	2000-540080	8/27/2010	4576046	ISSUED
LUXEMBOURG	14-123-005LU	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
MONACO	14-123-005MC	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
NETHERLANDS	14-123-005NL	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
NEW ZEALAND	14-123-005NZ	DCA	1/7/1999	506157	6/9/2003	506157	ISSUED
PORTUGAL	14-123-005PT	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
SWEDEN	14-123-005SE	DCA	1/7/1999	99902116.5	4/16/2003	1047635	ISSUED
SINGAPORE	14-123-005SG	DCA	1/7/1999	200003671-5	8/30/2002	74405	ISSUED
WIPO	14-123-005WO	CEQ	1/7/1999	PCT/US99/00403		WO99/36359	NAT PHASE

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 5

DN24-02 Specific Patents Highlighted in Blue

COMPOSITIONS AND METHODS FOR DENDRITIC CELL-BASED IMMUNOTHERAPY

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
UNITED STATES	14-124-001US PRV	NEW	3/30/2000	60/193,504			INACTIVE
AUSTRIA	14-124-001AT	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
AUSTRALIA	14-124-001AU	DCA	3/30/2001	2001247919	5/26/2006	2001247919	ISSUED
BELGIUM	14-124-001BE	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
CANADA	14-124-001CA	DCA	3/30/2001	2,403,964	4/30/2013	2,403,964	ISSUED
SWITZERLAND	14-124-001CH	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
CYPRUS	14-124-001CY	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
GERMANY	14-124-001DE	DCA	3/30/2001	01920913.9	4/27/2011	60144516.3	ISSUED
DENMARK	14-124-001DK	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
EUROPEAN PATENT	14-124-001EP	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
SPAIN	14-124-001ES	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
FINLAND	14-124-001FI	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
FRANCE	14-124-001FR	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
UNITED KINGDOM	14-124-001GB	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
GREECE	14-124-001GR	DCA	3/30/2001	01920913.9	6/2/2011	1272633	ISSUED
IRELAND	14-124-001IE	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
ITALY	14-124-001IT	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
JAPAN	14-124-001JP	DCA	3/30/2001	2001-572544	10/19/2012	5110674	ISSUED
LUXEMBOURG	14-124-001LU	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
MONACO	14-124-001MC	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
NETHERLANDS	14-124-001NL	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
NEW ZEALAND	14-124-001NZ	DCA	3/30/2001	522066	12/9/2004	522066	ISSUED
PORTUGAL	14-124-001PT	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
SWEDEN	14-124-001SE	DCA	3/30/2001	01920913.9	4/27/2011	1272633	ISSUED
WIPO	14-124-001WO	CEQ	3/30/2001	PCT/US01/10515		WO 01/74855	NAT PHASE
UNITED STATES	14-124-001US	FCA	3/30/2001	09/821,883	6/13/2006	7,060,279	ISSUED
UNITED STATES	14-124-001US CON	CON	6/3/2005	11/144,912	2/9/2010	7,659,117	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 6

TRPM8 Related and D-3263 Specific Patents and Applications Highlighted in Green

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
PROSTATE TUMOR POLYNUCLEOTIDE AND ANTIGEN COMPOSITION							
UNITED STATES	14-126-001US PRV	NEW	8/20/1997	60/056,110			INACTIVE
UNITED STATES	14-126-001US	FCA	7/9/1998	09/112,096	2/27/2001	6,194,152	ISSUED
AUSTRALIA	14-126-001AU	DCA	8/18/1998	90218/98	6/20/2002	744875	ISSUED
CANADA	14-126-001CA	DCA	8/18/1998	2,300,364			PENDING
SWITZERLAND	14-126-001CH	CEQ	8/18/1998	98942089.8	2/13/2008	1005549	ISSUED
GERMANY	14-126-001DE	CEQ	8/18/1998	98942089.8	2/13/2008	1005549	ISSUED
EUROPEAN PATENT	14-126-001EP	DCA	8/18/1998	98942089.8		1005549	ISSUED
SPAIN	14-126-001ES	CEQ	8/18/1998	98942089.8	2/13/2008	98942089.8	ISSUED
FRANCE	14-126-001FR	CEQ	8/18/1998	98942089.8	2/13/2008	1005549	ISSUED
UNITED KINGDOM	14-126-001GB	CEQ	8/18/1998	98942089.8	2/13/2008	1005549	ISSUED
HONG KONG	14-126-001HK	DCA	8/18/1998	00107762.1	9/26/2008	1029139	ISSUED
IRELAND	14-126-001IE	CEQ	8/18/1998	98942089.8	2/13/2008	1005549	ISSUED
JAPAN	14-126-001JP	DCA	8/18/1998	2000-509830	12/18/2008	4234319	ISSUED
LUXEMBOURG	14-126-001LU	CEQ	8/18/1998	98942089.8	2/13/2008	1005549	ISSUED
NETHERLANDS	14-126-001NL	CEQ	8/18/1998	98942089.8	2/13/2008	1005549	ISSUED
NEW ZEALAND	14-126-001NZ	DCA	8/18/1998	503404	6/10/2002	503404	ISSUED
WIPO	14-126-001WO	CEQ	8/19/1998	PCT/US98/17058		WO99/09166	NAT PHASE
ITALY	14-126-001IT	CEQ	8/18/2008	98942089.8	2/13/2008	1005549	ISSUED
SMALL-MOLECULE MODULATORS OF TRP-P8 ACTIVITY							
UNITED STATES	14-126-003US PRV	NEW	2/15/2006	60/773,435			INACTIVE
AUSTRIA	14-126-003AT	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
BELGIUM	14-126-003BE	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
BULGARIA	14-126-003BG	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
SWITZERLAND	14-126-003CH	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
CYPRUS	14-126-003CY	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
CZECH REPUBLIC	14-126-003CZ	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
GERMANY	14-126-003DE	DCA	1/15/2007	07750861.2	10/2/2013	602007033131.5	ISSUED
DENMARK	14-126-003DK	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
ESTONIA	14-126-003EE	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
EUROPEAN PATENT	14-126-003EP	CEQ	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
SPAIN	14-126-003ES	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
FINLAND	14-126-003FI	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
FRANCE	14-126-003FR	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
UNITED KINGDOM	14-126-003GB	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
GREECE	14-126-003GR	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
HUNGARY	14-126-003HU	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
IRELAND	14-126-003IE	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
ICELAND	14-126-003IS	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
ITALY	14-126-003IT	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
LITHUANIA	14-126-003LT	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
LUXEMBOURG	14-126-003LU	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
LATVIA	14-126-003LV	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
MONACO	14-126-003MC	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
NETHERLANDS	14-126-003NL	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
POLAND	14-126-003PL	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
PORTUGAL	14-126-003PT	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
ROMANIA	14-126-003RO	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
SWEDEN	14-126-003SE	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
SLOVENIA	14-126-003SI	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 4/16/2014 Page 7

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
SMALL-MOLECULE MODULATORS OF TRP-P8 ACTIVITY continued . . .							
SLOVAK REPUBLIC	14-126-003SK	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
TURKEY	14-126-003TR	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
AUSTRALIA	14-126-003AU	DCA	2/15/2007	2007215015			PENDING
BRAZIL	14-126-003BR	DCA	2/15/2007	PI0707821-8			PENDING
CANADA	14-126-003CA	DCA	2/15/2007	2642297			PENDING
CHINA	14-126-003CN	CEQ	2/15/2007	200780013155.7			PUBLISHED
EUROPEAN PATENT	14-126-003EP DIV	DIV	2/15/2007	12001852.8			PENDING
INDIA	14-126-003IN	DCA	2/15/2007	3560/KOLNP/2008			PENDING
JAPAN	14-126-003JP	DCA	2/15/2007	2008-555361	10/4/2013	5376957	ISSUED
SOUTH KOREA	14-126-003KR	CEQ	2/15/2007	10-2008-7022583			PUBLISHED
MEXICO	14-126-003MX	DCA	2/15/2007	MX/a/2008/010434	2/15/2012	296249	ISSUED
RUSSIA	14-126-003RU	DCA	2/15/2007	2008136859			PENDING
SINGAPORE	14-126-003SG	DCA	2/15/2007	200806003-0	7/29/2011	145256	ISSUED
TAIWAN	14-126-003TW	CEQ	2/15/2007	96105713	7/11/2013	I401248	ISSUED
UNITED STATES	14-126-003US	FCA	2/15/2007	11/707,546	6/22/2010	7,741,355	ISSUED
WIPO	14-126-003WO	CEQ	2/15/2007	PCT/US07/04053			NAT PHASE
UNITED STATES	14-126-003US CIP	CIP	11/19/2007	11/942,660	8/10/2010	7,772,266	ISSUED
SOUTH AFRICA	14-126-003ZA	DCA	9/5/2008	2008/07680	2/23/2011	2008/07680	ISSUED
CANADA	14-126-003CA CIP	DCA	11/17/2008	2,706,102			PENDING
EUROPEAN PATENT	14-126-003EP CIP	DCA	11/17/2008	08852382.4			PUBLISHED
WIPO	14-126-003WO CIP	CEQ	11/17/2008	PCT/US08/083810			NAT PHASE
HONG KONG	14-126-003HK	CEQ	5/5/2009	09104113.5			PENDING
UNITED STATES	14-126-003US CON	CON	6/8/2010	12/796,587	12/24/2013	8,614,243	ISSUED
UNITED STATES	14-126-003US CIP DIV	DIV	8/9/2010	12/853,202	12/31/2013	8,618,155 B2	ISSUED
JAPAN	14-126-003JP DIV	DIV	1/17/2013	2013-6063			PENDING
SLOVENIA	14-126-003SI	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
SLOVAK REPUBLIC	14-126-003SK	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
TURKEY	14-126-003TR	DCA	1/15/2007	07750861.2	10/2/2013	1986622	ISSUED
AUSTRALIA	14-126-003AU	DCA	2/15/2007	2007215015			PENDING
BRAZIL	14-126-003BR	DCA	2/15/2007	PI0707821-8			PENDING
CANADA	14-126-003CA	DCA	2/15/2007	2642297			PENDING
CHINA	14-126-003CN	CEQ	2/15/2007	200780013155.7			PUBLISHED
EUROPEAN PATENT	14-126-003EP DIV	DIV	2/15/2007	12001852.8			PENDING
INDIA	14-126-003IN	DCA	2/15/2007	3560/KOLNP/2008			PENDING
JAPAN	14-126-003JP	DCA	2/15/2007	2008-555361	10/4/2013	5376957	ISSUED
SOUTH KOREA	14-126-003KR	CEQ	2/15/2007	10-2008-7022583			PUBLISHED
MEXICO	14-126-003MX	DCA	2/15/2007	MX/a/2008/010434	2/15/2012	296249	ISSUED
RUSSIA	14-126-003RU	DCA	2/15/2007	2008136859			PENDING
SINGAPORE	14-126-003SG	DCA	2/15/2007	200806003-0	7/29/2011	145256	ISSUED
TAIWAN	14-126-003TW	CEQ	2/15/2007	96105713	7/11/2013	I401248	ISSUED
UNITED STATES	14-126-003US	FCA	2/15/2007	11/707,546	6/22/2010	7,741,355	ISSUED
WIPO	14-126-003WO	CEQ	2/15/2007	PCT/US07/04053			NAT PHASE
UNITED STATES	14-126-003US CIP	CIP	11/19/2007	11/942,660	8/10/2010	7,772,266	ISSUED
SOUTH AFRICA	14-126-003ZA	DCA	9/5/2008	2008/07680	2/23/2011	2008/07680	ISSUED
CANADA	14-126-003CA CIP	DCA	11/17/2008	2,706,102			PENDING
EUROPEAN PATENT	14-126-003EP CIP	DCA	11/17/2008	08852382.4			PUBLISHED
WIPO	14-126-003WO CIP	CEQ	11/17/2008	PCT/US08/083810			NAT PHASE
HONG KONG	14-126-003HK	CEQ	5/5/2009	09104113.5			PENDING
UNITED STATES	14-126-003US CON	CON	6/8/2010	12/796,587	12/24/2013	8,614,243	ISSUED
UNITED STATES	14-126-003US CIP DIV	DIV	8/9/2010	12/853,202	12/31/2013	8,618,155 B2	ISSUED
JAPAN	14-126-003JP DIV	DIV	1/17/2013	2013-6063			PENDING

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 4/16/2014 Page 7

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
COMPOSITIONS AND METHODS FOR THE TREATMENT OF DISEASE ASSOCIATED WITH TRP-P8 EXPRESSION							
UNITED STATES	14-126-002US PRV	NEW	8/22/2003	60/497,384			INACTIVE
UNITED STATES	14-126-002US	FCA	1/20/2004	10/923,413	1/29/2013	8,362,264	ISSUED
CANADA	14-126-002CA	DCA	8/20/2004	2,535,265	1/28/2014	2,535,265	ISSUED
EUROPEAN PATENT	14-126-002EP	DCA	8/20/2004	04781589.9			PENDING
JAPAN	14-126-002JP	DCA	8/20/2004	2006-524040	8/9/2013	5335191	ISSUED
WIPO	14-126-002WO	CEQ	8/20/2004	PCT/US2004/026931			NAT PHASE
UNITED STATES	14-126-002US CON	CON	5/25/2011	13/115,893	3/5/2013	8,389,730 B2	ISSUED
UNITED STATES	14-126-002US CON2	CON	11/20/2012	13/682,151			PENDING

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 9

HCV Related Portfolio (Jointly owned with Schering and subject to Royalty Purchase by CPPIB) Highlighted in Gray

NOVEL PEPTIDES AS NS3-SERINE PROTEASE INHIBITORS OF HEPATITIS C VIRUS

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
CANADA	10-105-001DCAA	CEQ		2,473,032			PENDING
GERMANY	10-105-001DDE	DCA					MAILED
GERMANY	10-105-001DDE DIV	DCA					MAILED
UNITED STATES	10-105-P001D	NEW	7/21/2000	60/220,108			ABANDONED
ALBANIA	10-105-001DAL	DCA	7/19/2001	03731956.3	6/2/2010	1481000	ABANDONED
AUSTRIA	10-105-001DAT	DCA	7/19/2001	PCT/US2001/022678			PENDING
AUSTRIA	10-105-001DAT DIV	DCA	7/19/2001	03731956.3			ABANDONED
AUSTRALIA	10-105-001DAU	DCA	7/19/2001	2001276988	5/11/2007	2001276988	ISSUED
BELGIUM	10-105-001DBE	DCA	7/19/2001	01954764.5			PENDING
BELGIUM	10-105-001DBE DIV	DCA	7/19/2001	03731956.3			PENDING
BULGARIA	10-105-001DBG DIV	DCA	7/19/2001	03731956.3			ABANDONED
BRAZIL	10-105-001DBR	DCA	7/19/2001	PI0112540-0			PENDING
CANADA	10-105-001DCA	DCA	7/19/2001	2,410,662	9/18/2012	2,410,662	ISSUED
SWITZERLAND	10-105-001DCH	DCA	7/19/2001	01954764.5			PENDING
SWITZERLAND	10-105-001DCH DIV	DCA	7/19/2001	03731956.3			ABANDONED
COLOMBIA	10-105-001DCO	DCA	7/19/2001	03.003.340	11/29/2010	683	ISSUED
CYPRUS	10-105-001DCY	DCA	7/19/2001	01954764.5			PENDING
CYPRUS	10-105-001DCY DIV	DCA	7/19/2001	03731956.3			ABANDONED
CZECH REPUBLIC	10-105-001DCZ	DCA	7/19/2001	PV 2003-151			PUBLISHED
CZECH REPUBLIC	10-105-001DCZ DIV	DCA	7/19/2001	03731956.3			ABANDONED
DENMARK	10-105-001DDK	DCA	7/19/2001	01954764.5			PENDING
DENMARK	10-105-001DDK DIV	DCA	7/19/2001	03731956.3			ABANDONED
ECUADOR	10-105-001DEC	DCA	7/19/2001	SP03-4438 PCT			PENDING
ESTONIA	10-105-001DEE DIV	DCA	7/19/2001	03731956.3			ABANDONED
EUROPEAN PATENT	10-105-001DEP	DCA	7/19/2001	01954764.5	3/17/2010	1385870	ISSUED
EUROPEAN PATENT	10-105-001DEP DIV	DIV	7/19/2001	03731956.3	6/2/2010	1481000	ABANDONED
SPAIN	10-105-001DES	DCA	7/19/2001	01954764.5			PENDING
SPAIN	10-105-001DES DIV	DCA	7/19/2001	03731956.3			ABANDONED
FINLAND	10-105-001DFI	DCA	7/19/2001	01954764.5			PENDING
FINLAND	10-105-001DFI DIV	DCA	7/19/2001	03731956.3			ABANDONED
FRANCE	10-105-001DFR	DCA	7/19/2001	01954764.5			PENDING
FRANCE	10-105-001DFR DIV	DCA	7/19/2001	03731956.3			ABANDONED
UNITED KINGDOM	10-105-001DGB	DCA	7/19/2001	01954764.5			PENDING
UNITED KINGDOM	10-105-001DGB DIV	DCA	7/19/2001	03731956.3			ABANDONED
GREECE	10-105-001DGR	DCA	7/19/2001	01954764.5			PENDING
GREECE	10-105-001DGR DIV	DCA	7/19/2001	03731956.3			ABANDONED
HONG KONG	10-105-001DHK	CEQ	7/19/2001	04100762.2	12/10/2010	HK1058047	ISSUED
HUNGARY	10-105-001DHU	DCA	7/19/2001	P04 01730			PENDING
HUNGARY	10-105-001DHU DIV	DCA	7/19/2001	03731956.3			ABANDONED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 10

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
NOVEL PEPTIDES AS NS3-SERINE PROTEASE INHIBITORS OF HEPATITIS C VIRUS continued . . .							
INDONESIA	10-105-001DID	DCA	7/19/2001	W002003 00127			PENDING
IRELAND	10-105-001DIE	DCA	7/19/2001	01954764.5			PENDING
IRELAND	10-105-001DIE DIV	DCA	7/19/2001	03731956.3			ABANDONED
ISRAEL	10-105-001DIL	DCA	7/19/2001	153,670			PENDING
INDIA	10-105-001DIN	DCA	7/19/2001	00089/CHENP/2003	5/16/2007	206985	ISSUED
ITALY	10-105-001DIT	DCA	7/19/2001	01954764.5			PENDING
ITALY	10-105-001DIT DIV	DCA	7/19/2001	03731956.3			ABANDONED
SOUTH KOREA	10-105-001DKR	DCA	7/19/2001	2003-7000784	6/19/2009	0904788	ISSUED
LIECHTENSTEIN	10-105-001DLI	DCA	7/19/2001	01954764.5			PENDING
LIECHTENSTEIN	10-105-001DLI DIV	DCA	7/19/2001	03731956.3			ABANDONED
LUXEMBOURG	10-105-001DLU	DCA	7/19/2001	01954764.5			PENDING
LUXEMBOURG	10-105-001DLU DIV	DCA	7/19/2001	03731956.3			ABANDONED
MONACO	10-105-001DMC	DCA	7/19/2001	01954764.5			PENDING
MONACO	10-105-001DMC DIV	DCA	7/19/2001	03731956.3			ABANDONED
MEXICO	10-105-001DMX	DCA	7/19/2001	PA/A/2003/00627	5/2/2008	256832	ISSUED
MALAYSIA	10-105-001DMY	CEQ	7/19/2001	PI20013436	8/28/2009	MY-139078A	ISSUED
MALAYSIA	10-105-001DMY DIV	DIV	7/19/2001	PI 2006-4737	4/15/2011	MY-143322A	ISSUED
NETHERLANDS	10-105-001DNL	DCA	7/19/2001	01954764.5			PENDING
NETHERLANDS	10-105-001DNL DIV	DCA	7/19/2001	03731956.3			ABANDONED
NORWAY	10-105-001DNO	DCA	7/19/2001	2003-0272			PENDING
NEW ZEALAND	10-105-001DNZ	CEQ	7/19/2001	523782	2/9/2006	523782	ISSUED
PERU	10-105-001DPE	CEQ	7/19/2001	732.2001			PENDING
PHILIPPINES	10-105-001DPH	CEQ	7/19/2001	1-2001-001848		I-2001-001848	ISSUED
POLAND	10-105-001DPL	DCA	7/19/2001	PCT/US01/22678			PENDING
PORTUGAL	10-105-001DPT	DCA	7/19/2001	01954764.5			PENDING
PORTUGAL	10-105-001DPT DIV	DCA	7/19/2001	03731956.3			ABANDONED
ROMANIA	10-105-001DRO	DCA	7/19/2001	03731956.3	6/2/2010	1481000	ABANDONED
RUSSIA	10-105-001DRU	DCA	7/19/2001	2003105217			PENDING
SWEDEN	10-105-001DSE	DCA	7/19/2001	01954764.5			PENDING
SWEDEN	10-105-001DSE DIV	DCA	7/19/2001	03731956.3			ABANDONED
SINGAPORE	10-105-001DSG	DCA	7/19/2001	200300058-5			PENDING
SLOVENIA	10-105-001DSI DIV	DCA	7/19/2001	03731956.3			ABANDONED
SLOVAK REPUBLIC	10-105-001DSK	DCA	7/19/2001	PP 0075-2003			PUBLISHED
SLOVAK REPUBLIC	10-105-001DSK DIV	DCA	7/19/2001	03731956.3			ABANDONED
THAILAND	10-105-001DTH	CEQ	7/19/2001	067080			PENDING
TURKEY	10-105-001DTR	DCA	7/19/2001	01954764.5	6/21/2010	TR 2010 03796 T4	ISSUED
TURKEY	10-105-001DTR DIV	DCA	7/19/2001	03731956.3			ABANDONED
UNITED STATES	10-105-001DUS	FCA	7/19/2001	09/908,955	3/14/2006	7,012,066	ISSUED
VENEZUELA	10-105-001DVE	CEQ	7/19/2001	2001-001546			PENDING
WIPO	10-105-001DWO	CEQ	7/19/2001	PCT/US01/22678		WO02/08244	NAT PHASE
SOUTH AFRICA	10-105-001DZA	DCA	7/19/2001	2002/10312			PENDING
ARGENTINA	10-105-001DAR	CEQ	7/20/2001	P010103450			PENDING
CHILE	10-105-001DCL	CEQ	7/20/2001	1724-2001			PENDING
TAIWAN	10-105-001DTW	CEQ	7/20/2001	090117804	5/11/2010	1324611	ISSUED
UNITED STATES	10-105-001DUSA	CIP	1/18/2002	10/052,386	7/17/2007	7,244,721	ISSUED
TAIWAN	10-105-001DTWA	CEQ	1/15/2003	092100868	12/21/2010	1334872	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 11

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
NOVEL PEPTIDES AS NS3-SERINE PROTEASE INHIBITORS OF HEPATITIS C VIRUS continued . . .							
AUSTRALIA	10-105-001DAUA	CEQ	1/16/2003	2003216064			ABANDONED
BRAZIL	10-105-001DBRA	CEQ	1/16/2003	PI0306931-1			PENDING
CHILE	10-105-001DCLA	CEQ	1/16/2003	2003-0067			PENDING
CHINA	10-105-001DCN	DCA	1/16/2003	03805933.9			PUBLISHED
JAPAN	10-105-001DJP	DCA	1/16/2003	2003-562142			PENDING
MALAYSIA	10-105-001DMYA	CEQ	1/16/2003	PI 20030137	1/15/2010	MY-140710-A	ABANDONED
NEW ZEALAND	10-105-001DNZA	CEQ	1/16/2003	PCT/US03/01430			PENDING
NEW ZEALAND	10-105-001DNZ DIV	DIV	1/16/2003	533662			ABANDONED
PERU	10-105-001DPEA	CEQ	1/16/2003	49.2003			PENDING
THAILAND	10-105-001DTHA	CEQ	1/16/2003	079465			PENDING
VENEZUELA	10-105-001DVEA	CEQ	1/16/2003	2003-000037			PENDING
WIPO	10-105-001DWOA	CEQ	1/16/2003	PCT/US03/01430		WO03/062265	NAT PHASE
ARGENTINA	10-105-001DARA	CEQ	1/17/2003	P 03 01 00131			PENDING
UNITED STATES	10-105-001DUS DIV	DIV	9/30/2005	11/241,656			ABANDONED
UNITED STATES	10-105-001DUSA DIV	DIV	3/6/2007	11/714,457	9/22/2009	7,592,316	ISSUED
UNITED STATES	10-105-001DUS DIV COCON		12/20/2010	12/973,020			PUBLISHED
UNITED STATES	10-105-001DUS RI	RIS	4/22/2011	13/068,159			PENDING
NOVEL PEPTIDES AS NS3-SERINE PROTEASE INHIBITORS OF HEPATITIS C							
ARGENTINA	10-105-001 BAR DIV	DIV					PROPOSED
UNITED STATES	10-105-P001B	NEW	7/21/2000	60/220,109			ABANDONED
ARGENTINA	10-105-001BAR	CEQ	7/18/2001	P010103434			ABANDONED
CANADA	10-105-001BCA	DCA	7/19/2001	2,418,204			ABANDONED
EUROPEAN PATENT	10-105-001BEP	DCA	7/19/2001	01959046.2			ABANDONED
JAPAN	10-105-001BJP	DCA	7/19/2001	2002-514160			ABANDONED
TAIWAN	10-105-001BTW	CEQ	7/19/2001	90117694			ABANDONED
UNITED STATES	10-105-001BUS	FCA	7/19/2001	09/909,062	10/5/2004	6,800,434	ISSUED
WIPO	10-105-001BWO	CEQ	7/19/2001	PCT/US01/22826		WO01/08256	NAT PHASE
UNITED STATES	10-105-001BUS DIV	DIV	9/3/2004	10/934,141			ABANDONED
NOVEL PEPTIDES AS NS3-SERINE PROTEASE INHIBITORS OF HEPATITIS C							
UNITED STATES	10-105-P001E	NEW	7/21/2000	60/220,101			ABANDONED
CANADA	10-105-001ECA	DCA	7/19/2001	2,418,199			ABANDONED
EUROPEAN PATENT	10-105-001EEP	DCA	7/19/2001	01955916.0			ABANDONED
JAPAN	10-105-001EJP	DCA	7/19/2001	2002-514155			ABANDONED
UNITED STATES	10-105-001EUS	FCA	7/19/2001	09/909,164			ABANDONED
WIPO	10-105-001EWO	CEQ	7/19/2001	PCT/US01/23169		WO02/08251	NAT PHASE
NOVEL PEPTIDES AS NS3-SERINE PROTEASE INHIBITORS OF HEPATITUS C VIRUS							
NEW ZEALAND	10-105-001CNZ DIV II	DIV					PROPOSED
NEW ZEALAND	10-105-001CNZ DIV II	CIP		571073			PENDING
UNITED STATES	10-105-P001C	NEW	7/21/2000	60/220,107			ABANDONED
AUSTRALIA	10-105-001CAU	DCA	7/19/2001	2001280637			ABANDONED
BRAZIL	10-105-001CBR	DCA	7/19/2001	PI0112666-0			ABANDONED
CANADA	10-105-001CCA	DCA	7/19/2001	2,410,682			ABANDONED
CHINA	10-105-001CCN	DCA	7/19/2001	01813921.3			ABANDONED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention — Printed: 10/15/2014 — Page 12

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
NOVEL PEPTIDES AS NS3-SERINE PROTEASE INHIBITORS OF HEPATITUS C VIRUS continued . . .							
COLOMBIA	10-105-001CCO	DCA	7/19/2001	02115097			ABANDONED
CZECH REPUBLIC	10-105-001CCZ	DCA	7/19/2001	PV 2003-195			ABANDONED
ECUADOR	10-105-001CEC	DCA	7/19/2001	SP03-4439			ABANDONED
EUROPEAN PATENT	10-105-001CEP	DCA	7/19/2001	01959041.3			ABANDONED
HONG KONG	10-105-001CHK	CEQ	7/19/2001	03102910.0			ABANDONED
HUNGARY	10-105-001CHU	DCA	7/19/2001	P03 03358			ABANDONED
INDONESIA	10-105-001CID	DCA	7/19/2001	WO002003-00129			ABANDONED
ISRAEL	10-105-001CIL	DCA	7/19/2001	153,669			ABANDONED
INDIA	10-105-001CIN	DCA	7/19/2001	00088/CHENP/2003			ABANDONED
JAPAN	10-105-001CJP	DCA	7/19/2001	2002-514094	2/5/2010	4452441	ISSUED
MEXICO	10-105-001CMX	DCA	7/19/2001	PA/A/2003/00626			ABANDONED
MALAYSIA	10-105-001CMY	CEQ	7/19/2001	PI 20013417			PENDING
NORWAY	10-105-001CNO	DCA	7/19/2001	2003-0271			ABANDONED
NEW ZEALAND	10-105-001CNZ	DCA	7/19/2001	523781			ABANDONED
PERU	10-105-001CPE	CEQ	7/19/2001	733.2001			PENDING
PHILIPPINES	10-105-001CPH	CEQ	7/19/2001	1-2001-001847			PENDING
POLAND	10-105-001CPL	DCA	7/19/2001	PCT/US01/22813			ABANDONED
RUSSIA	10-105-001CRU	DCA	7/19/2001	2003 105 221			ABANDONED
SINGAPORE	10-105-001CSG	DCA	7/19/2001	200300032-0			ABANDONED
SLOVAK REPUBLIC	10-105-001CSK	DCA	7/19/2001	PP 0074-2003			ABANDONED
THAILAND	10-105-001CTH	CEQ	7/19/2001	067081			PENDING
UNITED STATES	10-105-001CUS	FCA	7/19/2001	09/909,012	1/30/2007	7,169,760	ISSUED
VENEZUELA	10-105-001CVE	CEQ	7/19/2001	2001-001547			PENDING
WIPO	10-105-001CWO	CEQ	7/19/2001	PCT/US01/22813		WO02/08187	NAT PHASE
SOUTH AFRICA	10-105-001CZA	DCA	7/19/2001	2002/10311			ABANDONED
ARGENTINA	10-105-001CAR	CEQ	7/20/2001	P010103451			PUBLISHED
CHILE	10-105-001CCL	CEQ	7/20/2001	1723-2001			PENDING
TAIWAN	10-105-001CTW	CEQ	7/20/2001	090117803			PENDING
NEW ZEALAND	10-105-001CNZ DIV	DIV	1/16/2003	553706	8/12/2010	571073	ISSUED
SOUTH KOREA	10-105-001CKR	DCA	1/20/2003	2003-7000861			ABANDONED
UNITED STATES	10-105-001CUS DIV	DIV	3/24/2005	11/089,192	9/29/2009	7,595,299	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 13

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
PROMISCUOUS HER-2/NEU CD4 T CELL EPITOPES							
UNITED STATES	14-121-007US PRV	NEW	8/11/2006	60/837,209	7/5/2011	7,972,602	PENDING
UNITED STATES	14-121-007US	FCA	8/9/2007	11/836,645	10/2/2013	2054430 B1	ISSUED
CANADA	14-121-007CA	CEQ	8/10/2007	2660178	10/2/2013	2054430 B1	PENDING
SWITZERLAND	14-121-007CH	DCA	8/10/2007	07813984.7	10/2/2013	2054430 B1	ISSUED
GERMANY	14-121-007DE	CEQ	8/10/2007	07813984.7	10/2/2013	2054430 B1	ISSUED
EUROPEAN PATENT	14-121-007EP	CEQ	8/10/2007	07813984.7	10/2/2013	2054430 B1	ISSUED
SPAIN	14-121-007ES	CEQ	8/10/2007	07813984.7	10/2/2013	2054430 B1	ISSUED
FRANCE	14-121-007FR	CEQ	8/10/2007	07813984.7	10/2/2013	2054430 B1	ISSUED
UNITED KINGDOM	14-121-007GB	DCA	8/10/2007	07813984.7	2/1/2013	5189593	ISSUED
ITALY	14-121-007IT	DCA	8/10/2007	07813984.7			ISSUED
JAPAN	14-121-007JP	CEQ	8/10/2007	2009-524009	10/2/2013	2054430 B1	ISSUED
NETHERLANDS	14-121-007NL	DCA	8/10/2007	07813984.7	9/11/2012	8,263,757 B2	ISSUED
WIPO	14-121-007WO	CEQ	8/10/2007	PCT/US2007/075681			NAT PHASE
UNITED STATES	14-121-007US DIV	DIV	5/31/2011	13/149,408			ISSUED
EUROPEAN PATENT	14-121-007EP DIV	DIV	5/18/2012	12168585.3			PENDING
UNITED STATES	14-121-007US DIV2	DIV	8/16/2012	13/587,619			PENDING
PROMISCUOUS PAP CD4 T CELL EPITOPES							
UNITED STATES	14-121-008US PRV	NEW	8/11/2006	60/837,053	1/29/2013	8,361,479 B2	PENDING
UNITED STATES	14-121-008US	FCA	8/9/2007	11/836,653			ISSUED
CANADA	14-121-008CA	CEQ	8/10/2007	PCT/US07/075704			PENDING
EUROPEAN PATENT	14-121-008EP	CEQ	8/10/2007	07840861.4	2/1/2013	5189094	PENDING
JAPAN	14-121-008JP	CEQ	8/10/2007	2009-524012			ISSUED
WIPO	14-121-008WO	CEQ	8/10/2007	PCT/US07/075704			NAT PHASE
COMPOSITION AND METHOD FOR PRODUCING AN IMMUNE RESPONSE AGAINST TUMOR-RELATED ANTIGENS							
UNITED STATES	14-121-002US PRV	NEW	4/11/1997	60/043,301			INACTIVE
AUSTRALIA	14-121-002AU	DCA	4/10/1998	68979/98			ABANDONED
CANADA	14-121-002CA	DCA	4/10/1998	2,286,477			ABANDONED
EUROPEAN PATENT	14-121-002EP	DCA	4/10/1998	98914677.4			ABANDONED
HONG KONG	14-121-002HK	DCA	4/10/1998	00103995.9			ABANDONED
JAPAN	14-121-002JP	DCA	4/10/1998	10-544103			ABANDONED
UNITED STATES	14-121-002US	FCA	4/10/1998	09/402,845			ABANDONED
WIPO	14-121-002WO	CEQ	4/10/1998	PCT/US98/07232		WO98/46769	NAT PHASE
AUSTRALIA	14-121-002AU DIV	DIV	5/30/2002	44392/02			ABANDONED
UNITED STATES	14-121-002US CON	CON	2/4/2004	10/772,856	8/19/2008	7,414,108	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 14

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
COMPOSITIONS AND METHODS EMPLOYING ALTERNATIVE READING FRAME POLYPEPTIDES FOR THE TREATMENT OF CANCER AND INFECTIOUS DISEASE							
EUROPEAN PATENT	14-127-001EP	DCA		04749357.2			PENDING
UNITED STATES	14-127-001US PRV	NEW	3/5/2003	60/453,131			INACTIVE
CANADA	14-127-001CA	DCA	3/5/2004	2,514,288			PENDING
UNITED STATES	14-127-001US	FCA	3/5/2004	10/794,514	10/6/2009	7,597,894	ISSUED
WIPO	14-127-001WO	CEQ	3/5/2004	PCT/US2004/006979			NAT PHASE
UNITED STATES	14-127-001US DIV	DIV	10/5/2009	12/573,685			PUBLISHED
EUROPEAN PATENT	14-127-001EP DIV	DIV	12/16/2011	11194012.8			PENDING
COMPOSITIONS AND METHODS FOR ENHANCEMENT OF MAJOR HISTO-COMPATABILITY COMPLEX CLASS I RESTRICTED ANTIGEN PRESENTATION							
UNITED STATES	14-121-004US PRV	NEW	12/14/1998	60/112,324			INACTIVE
AUSTRALIA	14-121-004AU	DCA	12/14/1999	20538/00	11/25/2004	775767	ISSUED
CANADA	14-121-004CA	DCA	12/14/1999	2,353,816	6/1/2010	2,353,816	ISSUED
GERMANY	14-121-004DE	DCA	12/14/1999	99964259.8	5/15/2013	1141007	ISSUED
EUROPEAN PATENT	14-121-004EP	DCA	12/14/1999	99964259.8	5/15/2013	1141007	ISSUED
FRANCE	14-121-004FR	DCA	12/14/1999	99964259.8	5/15/2013	1141007	ISSUED
UNITED KINGDOM	14-121-004GB	DCA	12/14/1999	99964259.8	5/15/2013	1141007	ISSUED
HONG KONG	14-121-004HK	DCA	12/14/1999	02100178.2			ABANDONED
JAPAN	14-121-004JP	DCA	12/14/1999	2000-588205			ABANDONED
NEW ZEALAND	14-121-004NZ	DCA	12/14/1999	512807	2/9/2004	512807	ISSUED
UNITED STATES	14-121-004US	FCA	12/14/1999	09/461,684	12/12/2006	7,148,324	ISSUED
WIPO	14-121-004WO	CEQ	12/14/1999	PCT/US99/29724	6/22/2000	WO 00/35949	NAT PHASE
UNITED STATES	14-121-004US CON	CON	6/16/2006	11/455,031	7/14/2009	7,560,104	ISSUED
BINDING PROTEINS SPECIFIC FOR HUMAN MATRIPTASE (Jointly-Owned with Amgen Fremont)							
GERMANY	19-110-001DE	DCA	12/16/2005	05854462.8	4/6/2011	1838737	ISSUED
WIPO	19-110-001WO	CEQ	12/16/2005	PCT/US2005/045755			NAT PHASE
UNITED STATES	19-110-001US PRV	NEW	12/20/2004	60/637,859			INACTIVE
UNITED STATES	19-110-001US PRV1	OTH	8/8/2005	60/706,467			INACTIVE
AUSTRALIA	19-110-001AU	DCA	12/16/2005	2005319404	2/2/2012	2005319404	ISSUED
CANADA	19-110-001CA	DCA	12/16/2005	2,592,249	7/29/2014	2,592,249	ISSUED
SWITZERLAND	19-110-001CH	DCA	12/16/2005	05854462.8	4/6/2011	1838737	ISSUED
EUROPEAN PATENT	19-110-001EP	DCA	12/16/2005	05854462.8	4/6/2011	1838737	ISSUED
FRANCE	19-110-001FR	DCA	12/16/2005	05854462.8	4/6/2011	1838737	ISSUED
UNITED KINGDOM	19-110-001GB	DCA	12/16/2005	05854462.8	4/6/2011	1838737	ISSUED
ITALY	19-110-001IT	DCA	12/16/2005	05854462.8	4/6/2011	1838737	ISSUED
NETHERLANDS	19-110-001NL	DCA	12/16/2005	05854462.8	4/6/2011	1838737	ISSUED
TAIWAN	19-110-001TW	DCA	12/16/2005	094144958			ABANDONED
UNITED STATES	19-110-001US	FCA	12/16/2005	11/303,608	8/11/2009	7,572,444	ISSUED
MATRIPTASE INHIBITORS AND METHODS OF USE							
UNITED STATES	10-110-P002AUS	NEW	12/23/2002	60/436,264			INACTIVE
UNITED STATES	10-110-002US	FCA	12/18/2003	10/740,946	3/28/2006	7,019,019	ISSUED
WIPO	10-110-002WO	CEQ	12/19/2003	PCT/US03/40927	7/15/2004	WO04/058688	ABANDONED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 15

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
GROWTH ARREST GENE COMPOSITIONS							
UNITED STATES	14-130-001US PRV	NEW	6/28/1996	60/021,874			INACTIVE
AUSTRALIA	14-130-001AU	DCA	6/27/1997	35101/97	9/7/2000	720324	ISSUED
CANADA	14-130-001CA	DCA	6/27/1997	2,259,337			ABANDONED
EUROPEAN PATENT	14-130-001EP	DCA	6/27/1997	97931484.6			ABANDONED
JAPAN	14-130-001JP	DCA	6/27/1997	10-504370			ABANDONED
NEW ZEALAND	14-130-001NZ	DCA	6/27/1997	333563	12/7/2000	333563	ISSUED
UNITED STATES	14-130-001US	FCA	6/27/1997	08/883,070	12/7/1999	5,998,599	ISSUED
WIPO	14-130-001WO	CEQ	6/27/1997	PCT/US97/11341		WO98/00544	NAT PHASE
METHODS FOR INDUCING A NATURAL KILLER (NK) CELL-MEDIATED IMMUNE RESPONSE AND FOR INCREASING NK CELL ACTIVITY							
UNITED STATES	14-123-008US PRV	NEW	3/22/2007	60/896,461			INACTIVE
CANADA	14-123-008CA	DCA	3/21/2008	2,682,661			PUBLISHED
EUROPEAN PATENT	14-123-008EP	DCA	3/21/2008	EP08727066.6			PUBLISHED
UNITED STATES	14-123-008US	FCA	3/21/2008	12/077,823	4/10/2012	8,153,120	ISSUED
WIPO	14-123-008WO	CEQ	3/21/2008	PCT/US2008/003755			NAT PHASE
UNITED STATES	14-123-008US DIV	DIV	4/10/2012	13/443,703			PENDING
METHODS FOR ENRICHING BREAST TUMOR CELLS							
UNITED STATES	14-122-004US	NEW	8/31/1994	08/299,465	7/15/1997	5,648,223	ISSUED
METHODS FOR ENRICHING FETAL CELLS FROM MATERNAL BODY FLUIDS							
UNITED STATES	14-122-002US	NEW	8/31/1994	08/299,468	7/8/1997	5,646,004	ISSUED
METHODS FOR ENRICHING SPECIFIC CELL-TYPES BY DENSITY GRADIENT CENTRIFUGATION							
UNITED STATES	14-122-003US	NEW	8/31/1994	08/299,467	11/24/1998	5,840,502	ISSUED
INHIBITORS OF SERINE PROTEASE ACTIVITY OF MATRIPTASE (MTSP1)							
UNITED STATES	10-110-001US	NEW	9/8/2000	09/657,986	9/28/2004	6,797,504	ISSUED
AUSTRALIA	10-110-001AU	DCA	9/7/2001	2001288922			ABANDONED
CANADA	10-110-001CA	DCA	9/7/2001	2,422,157			ABANDONED
EUROPEAN PATENT	10-110-001EP	DCA	9/7/2001	01968692.2			ABANDONED
JAPAN	10-110-001JP	DCA	9/7/2001	2002-525098			ABANDONED
SOUTH KOREA	10-110-001KR	DCA	9/7/2001	2003-7003459			ABANDONED
WIPO	10-110-001WO	CEQ	9/7/2001	PCT/US01/28137		WO02/20475	NAT PHASE
UNITED STATES	10-110-001USA	CIP	3/5/2002	10/092,004	1/2/2007	7,157,596	ISSUED
INHIBITORS OF UROKINASE							
UNITED STATES	10-107-001US	CIP	7/24/1998	09/121,921	6/10/2003	6,576,613	ABANDONED
AUSTRALIA	10-107-001AUA	DCA	7/22/1999	50058/99	8/26/2004	772024	ABANDONED
CANADA	10-107-001CAA	DCA	7/22/1999	2,338,524	1/22/2013	2,338,524	ISSUED
CHINA	10-107-001CNA	DCA	7/22/1999	99810002.1			ABANDONED
CZECH REPUBLIC	10-107-001CZA	DCA	7/22/1999	PV 2001-276			ABANDONED
EUROPEAN PATENT	10-107-001EPA	DCA	7/22/1999	99934173.8			ABANDONED
ISRAEL	10-107-001ILA	DCA	7/22/1999	140939			ABANDONED
JAPAN	10-107-001JPA	DCA	7/22/1999	2000-561201			ABANDONED
SOUTH KOREA	10-107-001KRA	DCA	7/22/1999	10-2001-7000985			ABANDONED
NEW ZEALAND	10-107-001NZA	DCA	7/22/1999	509400	3/29/2004	509400	ISSUED
POLAND	10-107-001PLA	DCA	7/22/1999	P345960			ABANDONED
UNITED STATES	10-107-001USA	CIP	7/22/1999	09/359,929	8/13/2002	6,432,922	ABANDONED
WIPO	10-107-001WOA	CEQ	7/22/1999	PCT/US99/16577		WO00/05245	NAT PHASE

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 16

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
AROMATIC HETEROCYCLIC DERIVATIVES AS ENZYME INHIBITORS							
UNITED STATES	10-103-007US	NEW	12/13/1994	08/356,833	8/19/2003	6,608,204	ISSUED
UNITED STATES	10-103-007USA	CIP	6/7/1995	08/484,506	8/12/1997	5,656,645	ISSUED
UNITED STATES	10-103-007USB	CIP	6/7/1995	08/481,660	8/19/1997	5,658,930	ISSUED
UNITED STATES	10-103-007USC	CON	10/2/1995	08/480,476			ABANDONED
AUSTRALIA	10-103-007AUA	DCA	12/13/1995	44248/96	11/5/1998	693636	ABANDONED
BRAZIL	10-103-007BRA	DCA	12/13/1995	PI9509994-8			ABANDONED
CANADA	10-103-007CAA	DCA	12/13/1995	2206400			ABANDONED
CHINA	10-103-007CNA	DCA	12/13/1995	95196753.3			ABANDONED
GERMANY	10-103-007DEA	DCA	12/13/1995	0804464	5/10/2002	69526677.2	ABANDONED
EUROPEAN PATENT	10-103-007EPA	CEQ	12/13/1995	95943130.5	5/8/2002	0804464	ABANDONED
UNITED KINGDOM	10-103-007GBA	DCA	12/13/1995	95943130.5			ABANDONED
HUNGARY	10-103-007HUA	DCA	12/13/1995	P9801160			ABANDONED
JAPAN	10-103-007JPA	DCA	12/13/1995	8-519290			ABANDONED
SOUTH KOREA	10-103-007KRA	DCA	12/13/1995	703970/97			ABANDONED
MEXICO	10-103-007MXA	DCA	12/13/1995	974439			ABANDONED
NEW ZEALAND	10-103-007NZA	DCA	12/13/1995	298699			ABANDONED
RUSSIA	10-103-007RUA	DCA	12/13/1995	97111793			ABANDONED
SINGAPORE	10-103-007SGA	DCA	12/13/1995	9702286-7	5/23/2000	41176	ABANDONED
WIPO	10-103-007WOA	DCA	12/13/1995	PCT/US95/16410	6/20/1996	WO96/18644	NAT PHASE
UNITED STATES	10-103-007USD	CIP	12/18/1995	08/573,775	12/28/1999	6,008,351	ISSUED
UNITED STATES	10-103-007USE	CIP	6/7/1996	08/659,983	1/4/2000	6,011,158	ISSUED
WIPO	10-103-007WOE	DCA	6/9/1997	PCT/US97/09818		WO97/46207	NAT PHASE
UNITED STATES	10-103-007USEA	CEQ	12/21/1999	09/194,855	1/29/2002	6,342,504	ABANDONED
ASP-PRO-ARG a-KETO-AMIDE ENZYME INHIBITORS							
UNITED STATES	10-103-005US	NEW	10/16/1992	07/962,301	12/6/1994	5,371,072	EXPIRED
AUSTRALIA	10-103-005AUB	DCA	10/18/1993	54081/94	9/11/1997	678189	ABANDONED
CANADA	10-103-005CAB	DCA	10/18/1993	2,146,446			ABANDONED
EUROPEAN PATENT	10-103-005EPB	CEQ	10/18/1993	93924369.7	3/24/1999	EP0664786	EXPIRED
JAPAN	10-103-005JPB	DCA	10/18/1993	510359/1994			ABANDONED
NETHERLANDS	10-103-005NLB	DCA	10/18/1993	93924369.7	3/24/1999	EP0664786	ABANDONED
UNITED STATES	10-103-005USA	CIP	10/18/1993	08/139,300	1/28/1997	5,597,804	EXPIRED
WIPO	10-103-005WOB	DCA	10/18/1993	PCT/US93/10015	4/28/1994	WO94/09841	NAT PHASE
UNITED STATES	10-103-005USB	CON	6/5/1995	08/462,899	2/9/1999	5,869,454	ISSUED
SELECTIVE APOPTOSIS OF NEOPLASTIC CELLS BY AN HLA-DR SPECIFIC MONOCLONAL ANTIBODY							
UNITED STATES	14-125-001US PRV	NEW	8/28/1998	60/098,292			INACTIVE
EUROPEAN PATENT	14-125-001EP	DCA	8/26/1999	99942522.6			ABANDONED
UNITED STATES	14-125-001US	FCA	8/26/1999	09/383,663			ABANDONED
WIPO	14-125-001WO	CEQ	8/26/1999	PCT/US99/19628		WO 00/122560	ABANDONED
UNITED STATES	14-125-001US DIV	DIV	8/13/2001	09/929,209	7/9/2002	6,416,958	ISSUED
HLA-DR SPECIFIC ANTIBODIES, COMPOSITIONS AND METHODS							
UNITED STATES	14-125-002US PRV	NEW	12/15/2003	60/608,944			INACTIVE
CANADA	14-125-002CA	DCA	12/15/2004	2,550,155			PUBLISHED
EUROPEAN PATENT	14-125-002EP	DCA	12/15/2004	04814490.1-2402			ABANDONED
JAPAN	14-125-002JP	DCA	12/15/2004	2006-544134			ABANDONED
UNITED STATES	14-125-002US	FCA	12/15/2004	11/013,537	1/15/2013	8,354,507	ISSUED
WIPO	14-125-002WO	CEQ	12/15/2004	PCT/US2004/042312			NAT PHASE

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 17

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
3-AMINO-2-OXO-1-PIPERIDINEACETIC DERIVATIVES CONTAINING ANARGININE MIMIC AS ENZYME INHIBITORS							
UNITED STATES	10-103-001US	NEW	6/17/1994	08/261,498	2/3/1998	5,714,499	ISSUED
UNITED STATES	10-103-001USA	CIP	6/7/1995	08/482,117	8/3/1999	5,932,733	ISSUED
UNITED STATES	10-103-001USB	CIP	6/7/1995	08/484,260			ABANDONED
CANADA	10-103-001CA	DCA	6/19/1995	2192211			ABANDONED
EUROPEAN PATENT	10-103-001EP	DCA	6/19/1995	95924623.2	1/27/1999	EP0765339	NAT PHASE
JAPAN	10-103-001JP	DCA	6/19/1995	8-502570			ABANDONED
NETHERLANDS	10-103-001NL	DCA	6/19/1995	95924623.2	1/27/1999	EP0765339	ISSUED
WIPO	10-103-001WO	DCA	6/19/1995	PCT/US95/07832		WO95/35313	NAT PHASE
3-AMINO-2-OXO-1-PIPERIDINEACETIC DERIVATIVES AS ENZYME INHIBITORS							
UNITED STATES	10-103-002US	NEW	6/17/1994	08/261,378			ABANDONED
UNITED STATES	10-103-002USA	CON	6/6/1995	08/480,475			ABANDONED
UNITED STATES	10-103-002USC	CIP	6/7/1995	08/484,720	12/30/1997	5,703,208	ISSUED
UNITED STATES	10-103-002USB	CIP	6/7/1995	08/487,007			ABANDONED
AUSTRALIA	10-103-002AUC	DCA	6/19/1995	28630/95	4/29/1999	700808	ABANDONED
BRAZIL	10-103-002BRC	DCA	6/19/1995	PI9508048-1			ABANDONED
CANADA	10-103-002CAC	DCA	6/19/1995	2192210			ABANDONED
CHINA	10-103-002CNC	DCA	6/19/1995	95193661.1			ABANDONED
EUROPEAN PATENT	10-103-002EPC	CEQ	6/19/1995	95923922.9			ABANDONED
JAPAN	10-103-002JPC	DCA	6/19/1995	8-502499			ABANDONED
SOUTH KOREA	10-103-002KRC	DCA	6/19/1995	707245/1996			ABANDONED
MEXICO	10-103-002MXC	DCA	6/19/1995	966566	12/5/2000	199952	ABANDONED
NORWAY	10-103-002NOC	DCA	6/19/1995	965353			ABANDONED
NEW ZEALAND	10-103-002NZC	DCA	6/19/1995	288940	5/11/1999	288940	ABANDONED
WIPO	10-103-002WOC	DCA	6/19/1995	PCT/US95/07661	12/28/1995	WO95/35311	NAT PHASE
3-AMINO-2-OXO-AZEPINE DERIVATIVES AS ENZYME INHIBITORS							
UNITED STATES	10-103-003US	NEW	12/13/1994	08/356,831			ABANDONED
UNITED STATES	10-103-003USA	CON	10/14/1997	08/950,270	3/7/2000	6,034,215	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 18

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
BLOOD COAGULATION PROTEIN ANTAGONISTS							
UNITED STATES	10-111-001US	NEW	10/22/1990	07/601,454			ABANDONED
UNITED STATES	10-111-001USA	CIP	9/13/1991	07/759,443	4/9/1996	5,506,134	EXPIRED
AUSTRALIA	10-111-001AU	DCA	10/17/1991	90298/91	3/14/1995	654311	ABANDONED
CANADA	10-111-001CA	DCA	10/17/1991	2,094,372			ABANDONED
GERMANY	10-111-001DE	DCA	10/17/1991	EP0554383	8/2/2000	69132352.6	ABANDONED
EUROPEAN PATENT	10-111-001EP	CEQ	10/17/1991	91920567.4	8/2/2000	EP0554383	NAT PHASE
SPAIN	10-111-001ES	DCA	10/17/1991	91920567.4	8/2/2000	EP0554383	ABANDONED
FRANCE	10-111-001FR	DCA	10/17/1991	91920567.4	8/2/2000	EP0554383	ABANDONED
UNITED KINGDOM	10-111-001GB	DCA	10/17/1991	91920567.4	8/2/2000	EP0554383	ABANDONED
ITALY	10-111-001IT	DCA	10/17/1991	91920567.4	8/2/2000	EP0554383	ABANDONED
JAPAN	10-111-001JP	DCA	10/17/1991	518610/1991	8/1/1997	2680192	ABANDONED
LUXEMBOURG	10-111-001LU	DCA	10/17/1991	91920567.4	8/2/2000	EP0554383	ABANDONED
NETHERLANDS	10-111-001NL	DCA	10/17/1991	91920567.4	8/2/2000	EP0554383	ABANDONED
WIPO	10-111-001WO	DCA	10/17/1991	PCT/US91/07811		WO92/06711	NAT PHASE
UNITED STATES	10-111-001USAA	R62	12/6/1993	08/163,576			ABANDONED
UNITED STATES	10-111-001USB	CON	5/30/1995	08/453,047	12/1/1998	5,843,442	ISSUED
UNITED STATES	10-111-004USA	R62	1/15/1998	09/008,121	4/24/2001	6,221,659	EXPIRED
BOVINE PANCREATIC TRYPSIN INHIBITOR DERIVED INHIBITORS OF FACTOR Xa							
UNITED STATES	10-104-001US	NEW	7/13/1992	07/913,232			ABANDONED
UNITED STATES	10-104-001USA	CIP	11/3/1992	07/952,801			ABANDONED
CANADA	10-104-001CA	DCA	7/1/1993	2139945			ABANDONED
EUROPEAN PATENT	10-104-001EP	CEQ	7/1/1993	93917108.8			ABANDONED
JAPAN	10-104-001JP	DCA	7/1/1993	503560/1994			ABANDONED
UNITED STATES	10-104-001USAA	CIP	7/1/1993	08/086,328	9/15/1998	5,807,980	ISSUED
UNITED STATES	10-104-001USB	CIP	7/1/1993	08/086,630	5/5/1998	5,747,449	ISSUED
WIPO	10-104-001WO	DCA	7/1/1993	PCT/US93/06530		WO94/01461	NAT PHASE
UNITED STATES	10-104-001USAB	CON	6/1/1995	08/456,754			ABANDONED
METHIONINE SULFONE AND S-SUBSTITUTED CYSTEINE SULFONE DERIVATIVES AS ENZYME INHIBITORS							
UNITED STATES	10-104-006US	NEW	4/18/1994	08/229,298	7/7/1998	5,776,927	ISSUED
UNITED STATES	10-104-006USA	CIP	4/28/1994	08/234,811	10/28/1997	5,681,844	ISSUED
CANADA	10-104-006CAA	DCA	4/18/1995	2188162			ABANDONED
EUROPEAN PATENT	10-104-006EP	CEQ	4/18/1995	95917624.9	8/30/2000	EP0765340	ABANDONED
UNITED KINGDOM	10-104-006GB	DCA	4/18/1995	95917624.9	8/30/2000	EP0765340	ABANDONED
JAPAN	10-104-006JPA	DCA	4/18/1995	527181/1995			ABANDONED
NETHERLANDS	10-104-006NL	DCA	4/18/1995	95917624.9	8/30/2000	EP0765340	ABANDONED
UNITED STATES	10-104-006USB	CIP	4/18/1995	08/423,584	8/19/1997	5,658,939	EXPIRED
WIPO	10-104-006WOA	CEQ	4/18/1995	PCT/US95/04954		WO95/28420	NAT PHASE
UNITED STATES	10-104-006USC	CON	6/6/1995	08/485,826	7/8/1997	5,646,165	EXPIRED
UNITED STATES	10-104-006USD	CON	6/6/1995	08/473,647	6/23/1998	5,770,600	ISSUED
UNITED STATES	10-104-006USE	CON	2/10/1998	09/021,663			ABANDONED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 19

NEMATODE-EXTRACTED SERINE PROTEASE INHIBITORS AND ANTI-COAGULANT PROTEINS (Subject to out-license to ARCA Biopharma formerly known as Nuvelo)

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
UNITED STATES	10-101-001USO CON	CON		11/454,308			ABANDONED
UNITED STATES	10-101-001US	NEW	10/18/1994	08/326,110	8/31/1999	5,945,275	ISSUED
UNITED STATES	10-101-001USB	CIP	6/5/1995	08/465,380	1/26/1999	5,863,894	ISSUED
UNITED STATES	10-101-001USE	CIP	6/5/1995	08/486,397	2/2/1999	5,866,542	ISSUED
UNITED STATES	10-101-001USF	CIP	6/5/1995	08/486,399	2/2/1999	5,866,543	ISSUED
UNITED STATES	10-101-001USD	CIP	6/5/1995	08/461,965	2/16/1999	5,872,098	ISSUED
UNITED STATES	10-101-001USC	CON	6/6/1995	08/480,478	1/26/1999	5,864,009	ISSUED
AUSTRIA	10-101-001AT	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ABANDONED
AUSTRALIA	10-101-001AUA	DCA	10/17/1995	41307/96	1/27/2000	711405	ABANDONED
BELGIUM	10-101-001BEA	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ABANDONED
CANADA	10-101-001CAA	DCA	10/17/1995	2,202,351			ABANDONED
SWITZERLAND	10-101-001CH	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ABANDONED
GERMANY	10-101-001DE	DCA	10/17/1995	69535317	11/29/2006	69535317	ISSUED
EUROPEAN PATENT	10-101-001EPA	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ISSUED
SPAIN	10-101-001ES	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ISSUED
FRANCE	10-101-001FR	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ISSUED
UNITED KINGDOM	10-101-001GBA	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ISSUED
GREECE	10-101-001GR	DCA	10/17/1995	3061013	11/29/2006	0788546	ABANDONED
HUNGARY	10-101-001HUA	DCA	10/17/1995	P9800027	5/24/2006	225126	ABANDONED
IRELAND	10-101-001IEA	CEQ	10/17/1995	95939520.3		0788546	ABANDONED
ITALY	10-101-001ITA	CEQ	10/17/1995	95939520.3		0788546	ISSUED
JAPAN	10-101-001JPA	DCA	10/17/1995	8-513399	6/2/2006	3811186	ISSUED
SOUTH KOREA	10-101-001KRA	DCA	10/17/1995	10-1997-0702517	11/23/2005	0532190	ABANDONED
MONACO	10-101-001MC	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ABANDONED
NETHERLANDS	10-101-001NL	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ABANDONED
NEW ZEALAND	10-101-001NZAA	DIV	10/17/1995	509891			ABANDONED
NEW ZEALAND	10-101-001NZA	DCA	10/17/1995	296648			PUBLISHED
POLAND	10-101-001PLA	DCA	10/17/1995	P319782	10/17/1995	183855	ABANDONED
PORTUGAL	10-101-001PT	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ABANDONED
SWEDEN	10-101-001SE	DCA	10/17/1995	95939520.3	11/29/2006	0788546	ABANDONED
WIPO	10-101-001WOA	DCA	10/17/1995	PCT/US95/13231		WO96/12021	NAT PHASE
UNITED STATES	10-101-001USG	CIP	4/19/1996	08/634,641	9/21/1999	5,955,294	ISSUED
UNITED STATES	10-101-001USAA	DCA	11/24/1997	08/809,455	7/18/2000	6,090,916	ISSUED
UNITED STATES	10-101-001USN	CON	2/12/1999	09/249,471	3/21/2000	6,040,441	ISSUED
UNITED STATES	10-101-001USK	CON	2/12/1999	09/249,473	3/18/2003	6,534,629	ISSUED
UNITED STATES	10-101-001USH	CON	2/12/1999	09/249,448	9/19/2000	6,121,435	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 20

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
NEMATODE-EXTRACTED SERINE PROTEASE INHIBITORS AND ANTI-COAGULANT PROTEINS continued . . .							
UNITED STATES	10-101-001USL	CON	2/12/1999	09/249,451	7/11/2000	6,087,487	ISSUED
UNITED STATES	10-101-001USI	CON	2/12/1999	09/249,461	8/1/2000	6,096,877	ISSUED
UNITED STATES	10-101-001USJ	CON	2/12/1999	09/249,472	4/4/2000	6,046,318	ISSUED
UNITED STATES	10-101-001USAB	CON	2/4/2000	09/498,272			ABANDONED
UNITED STATES	10-101-001USM	CON	2/4/2000	09/498,556	3/29/2005	6,872,808	ISSUED
NEW ZEALAND	10-101-001NZAB	DIV	12/17/2004	537271	1/11/2007	537271	ISSUED
UNITED STATES	10-101-001USO	CON	3/29/2005	11/092,336			ABANDONED
JAPAN	10-101-001JPA DIV	DIV	10/19/2005	2005-304883	3/28/2008	4101833	ISSUED
NEW ZEALAND	10-101-001NZAB DIV	DIV	6/19/2006	547989			ABANDONED
EUROPEAN PATENT	10-101-001EPA DIV	DIV	11/6/2006	06123554.5			ABANDONED
JAPAN	10-101-001JPA DIV2	DIV	12/28/2006	2006-356647			ABANDONED
DENMARK	10-101-001DK	DCA	2/28/2007	95939520.3		0788546	ABANDONED
HONG KONG	10-101-001HK	DCA	9/14/2007	07110084.9			ABANDONED
UNITED STATES	10-101-001USO CON DI	DIV	10/27/2008	12/290,059			PUBLISHED

METHOD OF TREATMENT OF HEMORRHAGIC DISEASE USING A FACTOR VII/A TISSUE FACTOR (Subject to out-license to ARCA Biopharma formerly known as Nuvelo)

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
UNITED STATES	10-101-002US	NEW	5/6/2003	10/431,629	11/7/2006	7,132,398	ISSUED
WIPO	10-101-002WO	CEQ	5/5/2004	PCT/US04/13942			NAT PHASE
SOUTH AFRICA	10-101-002ZA	DCA	5/5/2004	2005/09858			PENDING
UNITED STATES	10-101-002US CON	CON	9/12/2006	11/520,079	2/12/2008	7,329,640	ISSUED

PROCESS FOR MANUFACTURING OF NEMATODE-EXTRACTED ANTICOAGULANT PROTEIN (NAP) (Subject to out-license to ARCA Biopharma formerly known as Nuvelo)

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
UNITED STATES	10-101-003US	NEW	5/15/2003	10/440,475			ABANDONED
AUSTRALIA	10-101-003AU	DCA	5/14/2004	2004240623	10/28/2010	2004240623	ABANDONED
CANADA	10-101-003CA	DCA	5/14/2004	2,525,831			ABANDONED
CHINA	10-101-003CN	DCA	5/14/2004	200480020327.X		200480020327.X	ISSUED
EUROPEAN PATENT	10-101-003EP	CEQ	5/14/2004	04752181.0			ABANDONED
INDIA	10-101-003IN	DCA	5/14/2004	5456/DELNP/2005			ABANDONED
JAPAN	10-101-003JP	DCA	5/14/2004	2006-533059			ABANDONED
MEXICO	10-101-003MX	DCA	5/14/2004	PA/A/2005/012298	3/27/2009	265473	ISSUED
RUSSIA	10-101-003RU	CEQ	5/14/2004	2005139130	5/20/2009	2355770	ISSUED
WIPO	10-101-003WO	CEQ	5/14/2004	PCT/US04/15100			NAT PHASE
SOUTH AFRICA	10-101-003ZA	DCA	5/14/2004	2005/10150		2005/10150	ISSUED
UNITED STATES	10-101-003US CON	CON	12/20/2005	11/313,303	10/9/2007	7,279,309	ISSUED
UNITED STATES	10-101-003 US CON2	CON	6/14/2007	11/818,324			PUBLISHED

NON COVALENT INHIBITORS OF UROKINASE AND BLOOD VESSEL FORMATION HAVING A PYRIDONE GROUP

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
UNITED STATES	10-107-P004AUS	NEW	12/4/2001	60/337,100			ABANDONED
UNITED STATES	10-107-004AUS	CIP	12/4/2002	10/309,781	10/28/2007	7,262,211	ISSUED
WIPO	10-107-004AWO	CEQ	12/4/2002	PCT/US02/38788			ABANDONED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 21

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
NOVEL INHIBITORS OF FACTOR Xa							
UNITED STATES	10-104-004US	NEW	12/15/1992	07/991,204			ABANDONED
CANADA	10-104-004CAA	DCA	12/15/1993	2,151,044			ABANDONED
EUROPEAN PATENT	10-104-004EPA	CEQ	12/15/1993	94904466.3	3/17/1999	EP0675899	ABANDONED
JAPAN	10-104-004JPA	DCA	12/15/1993	514525/1994			ABANDONED
NETHERLANDS	10-104-004NL	DCA	12/15/1993	94904466.3	3/17/1999	EP0675899	ABANDONED
UNITED STATES	10-104-004USA	CIP	12/15/1993	08/168,964	3/16/1999	5,883,077	ISSUED
WIPO	10-104-004WOA	DCA	12/15/1993	PCT/US93/12255		WO94/13693	NAT PHASE
UNITED STATES	10-104-004USB	CON	6/5/1995	08/465,115	4/14/1998	5,739,112	ISSUED
NOVEL NEUTROPHIL INHIBITORS							
CANADA	10-102-002CA	DCA	12/23/1993	2152599			ABANDONED
EUROPEAN PATENT	10-102-002EP	CEQ	12/23/1993	94907114.6			ABANDONED
JAPAN	10-102-002JP	DCA	12/23/1993	515483/1994			ABANDONED
NEW ZEALAND	10-102-002NZ	DCA	12/23/1993	261662	8/19/1997	261662	ABANDONED
UNITED STATES	10-102-002USC	CIP	12/23/1993	08/173,510	5/5/1998	5,747,296	ISSUED
WIPO	10-102-002WO	DCA	12/23/1993	PCT/US93/12626		WO94/14973	NAT PHASE
UNITED STATES	10-102-002USE	CON	5/26/1995	08/450,492			ABANDONED
NEW ZEALAND	10-102-002NZA	DIV	2/14/1997	314241	5/18/1999	314241	ABANDONED
NOVEL NEUTROPHIL INHIBITORS							
UNITED STATES	10-102-001USB	CIP	5/11/1993	08/060,433	6/29/2004	6,756,211	EXPIRED
UNITED STATES	10-102-002US	CIP	11/10/1993	08/151,064	11/8/2005	6,962,795	ISSUED
UNITED STATES	10-102-001USC	R62	5/24/1994	08/249,041	1/13/1998	5,708,141	ISSUED
UNITED STATES	10-102-002USD	DIV	5/26/1995	08/450,497	7/6/1999	5,919,900	ISSUED
UNITED STATES	10-102-002USF	DIV	5/26/1995	08/450,482	11/16/2004	6,818,616	ISSUED
UNITED STATES	10-102-002USA	CON	6/2/1995	08/458,216			ABANDONED
UNITED STATES	10-102-002USB	CON	6/2/1995	08/458,218	8/4/1998	5,789,178	ISSUED
NOVEL NON-COVALENT THROMBIN INHIBITORS							
UNITED STATES	10-103-023US	NEW	7/13/2001	09/905,644	8/17/2004	6,777,431	ISSUED
NOVEL THROMBIN INHIBITORS HAVING A LACTAM AT P3							
UNITED STATES	10-103-013US	NEW	4/14/2000	09/550,257	4/1/2003	6,541,467	ISSUED
WIPO	10-103-013WO	CEQ	4/13/2001	PCT/US01/12337		WO01/79261	ABANDONED
N-SUBSTITUTED GLYCINE DERIVATIVES AS ENZYME INHIBITORS							
UNITED STATES	10-104-003US	NEW	12/21/1994	08/361,794	12/9/1997	5,696,231	ISSUED
UNITED STATES	10-104-003USA	CIP	6/7/1995	08/484,509	2/15/2000	6,025,472	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention | Printed: 10/15/2014 | Page 22

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
NUCLEIC ACID MOLECULES ENCODING TRANSMEMBRANE SERINE PROTEASE 10, THE ENCODED PROTEINS AND METHODS BASED THEREON							
UNITED STATES	10-109-P010A	NEW	5/14/2001	60/291,001			ABANDONED
AUSTRALIA	10-109-010AAU	DCA	5/14/2002	2002305595			ABANDONED
CANADA	10-109-010ACA	DCA	5/14/2002	2,447,050			ABANDONED
EUROPEAN PATENT	10-109-010AEP	DCA	5/14/2002	02734425.8			ABANDONED
JAPAN	10-109-010AJP	DCA	5/14/2002	2002-589707			ABANDONED
SOUTH KOREA	10-109-010AKR	DCA	5/14/2002	10-2003-7014855			ABANDONED
NEW ZEALAND	10-109-010ANZ	DCA	5/14/2002	528931			ABANDONED
UNITED STATES	10-109-010AUS	FCA	5/14/2002	10/147,211	9/26/2006	7,112,430	ISSUED
WIPO	10-109-010AWO	CEQ	5/14/2002	PCT/US02/15332			NAT PHASE
NUCLEIC ACID MOLECULES ENCODING TRANSMEMBRANE SERINE PROTEASE 14, ENCODED PROTEINS AND METHODS BASED THEREON (MTSP14)							
UNITED STATES	10-109-P008A	NEW	3/22/2001	60/278,166			ABANDONED
AUSTRALIA	10-109-008AAU	DCA	3/20/2002	2002254357			ABANDONED
CANADA	10-109-008ACA	DCA	3/20/2002	2,441,378			ABANDONED
EUROPEAN PATENT	10-109-008AEP	DCA	3/20/2002	02723586.0			ABANDONED
JAPAN	10-109-008AJP	DCA	3/20/2002	2002575305			ABANDONED
SOUTH KOREA	10-109-008AKR	DCA	3/20/2002	10-2003-7012261			ABANDONED
NEW ZEALAND	10-109-008ANZ	DCA	3/20/2002	527970			ABANDONED
UNITED STATES	10-109-008AUS	FCA	3/20/2002	10/104,271	2/6/2007	7,172,892	ISSUED
WIPO	10-109-008AWO	CEQ	3/20/2002	PCT/US02/09039			NAT PHASE
NUCLEIC ACID MOLECULES ENCODING TRANSMEMBRANE SERINE PROTEASE 9, THE ENCODED PROTEINS AND METHODS BASED THEREON							
UNITED STATES	10-109-P009A	NEW	3/27/2001	60/279,228			ABANDONED
AUSTRALIA	10-109-009AAU	DCA	3/27/2002	2002252531			ABANDONED
CANADA	10-109-009ACA	DCA	3/27/2002	2,442,089			ABANDONED
EUROPEAN PATENT	10-109-009AEP	DCA	3/27/2002	02721608.4			ABANDONED
JAPAN	10-109-009AJP	DCA	3/27/2002	2002-575309			ABANDONED
SOUTH KOREA	10-109-009AKR	DCA	3/27/2002	10-2003-7012622			ABANDONED
NEW ZEALAND	10-109-009ANZ	DCA	3/27/2002	527971			ABANDONED
UNITED STATES	10-109-009AUS	FCA	3/27/2002	10/112,221	9/12/2006	7,105,333	ISSUED
WIPO	10-109-009AWO	CEQ	3/27/2002	PCT/US02/09611			NAT PHASE
NUCLEIC ACID MOLECULES ENCODING TRANSMEMBRANE SERINE PROTEASE 9, THE ENCODED PROTEINS AND METHODS BASED THEREON							
UNITED STATES	10-109-P009B	NEW	5/15/2001	60/291,501			ABANDONED
NUCLEIC ACID MOLECULES ENCODING TRANSMEMBRANE SERINE PROTEASES, THE ENCODED PROTEINS AND METHODS BASED THEREOF (MTSP 1, 3, 4 & 6)							
GERMANY	10-109-002ADE	DCA				EP1252300	ISSUED
UNITED STATES	10-109-P002B	OTH	2/18/2000	60/183,542			ABANDONED
UNITED STATES	10-109-P002CUS	OTH	6/22/2000	60/213,124			ABANDONED
UNITED STATES	10-109-P002DUS	OTH	7/26/2000	60/220,970			ABANDONED
UNITED STATES	10-109-P002E	OTH	9/22/2000	60/234,840			ABANDONED
AUSTRALIA	10-109-002AAU	DCA	2/2/2001	2001233262			ABANDONED
CANADA	10-109-002ACA	DCA	2/2/2001	2,396,774			ABANDONED
EUROPEAN PATENT	10-109-002AEP	DCA	2/2/2001	01905377.6	1/19/2011	EP1252300	ISSUED
FRANCE	10-109-002AFR	DCA	2/2/2001	01905377.6	1/19/2011	EP1252300	ISSUED
UNITED KINGDOM	10-109-002AGB	DCA	2/2/2001	01905377.6	1/19/2011	EP1252300	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 23

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
NUCLEIC ACID MOLECULES ENCODING TRANSMEMBRANE SERINE PROTEASES, (MTSP 1, 3, 4 & 6) continued...							
IRELAND	10-109-002AIE	DCA	2/2/2001	01905377.6	1/19/2011	EP1252300	ISSUED
ISRAEL	10-109-002AIL	DCA	2/2/2001	150168			ABANDONED
JAPAN	10-109-002AJP	DCA	2/2/2001	2001-558009			ABANDONED
SOUTH KOREA	10-109-002AKR	DCA	2/2/2001	10-2002-7009973			ABANDONED
NEW ZEALAND	10-109-002ANZ	DCA	2/2/2001	519635			ABANDONED
RUSSIA	10-109-002ARU	DCA	2/2/2001	2002120920			ABANDONED
UNITED STATES	10-109-002AUS	CIP	2/2/2001	09/776,191	4/20/2010	7,700,341	ISSUED
WIPO	10-109-002AWO	CEQ	2/2/2001	PCT/US01/03471		WO01/57194	NAT PHASE
SOUTH AFRICA	10-109-002AZA	DCA	2/2/2001	2002/5678	12/31/2003	2002/5678	ISSUED
NEW ZEALAND	10-109-002ANZ DIV	DIV	11/15/2005	543579			ABANDONED
UNITED STATES	10-109-002AUS DIV	DIV	10/30/2009	12/590,011	2/15/2011	7,888,092	ISSUED
UNITED STATES	10-109-002AUS DIV2	DIV	11/12/2010	12/927,372			PUBLISHED
NUCLEIC ACID MOLECULES ENCODING TRANSMEMBRANE SERINE PROTEASES, THE ENCODED PROTEINS AND METHODS BASED THEREOF (MTSP3)							
UNITED STATES	10-109-P002AUS	NEW	2/3/2000	60/179,982			ABANDONED
NUCLEIC ACIDS MOLECULES ENCODING TRANSMEMBRANE SERINE PROTEASE, THE ENCODING PROTEINS AND METHODS BASED THEREON (MTSP7)							
UNITED STATES	10-109-P007A	NEW	3/13/2001	60/275,592			ABANDONED
UNITED STATES	10-109-007AUS	FCA	3/13/2002	10/099,700	10/24/2006	7,125,703	ISSUED
WIPO	10-109-007AWO	CEQ	3/13/2002	PCT/US02/07903			ABANDONED
NUCLEOTIDE AND PROTEIN SEQUENCES OF PROTEASE DOMAINS OF ENDOTHELIASE AND METHODS BASED THEREON (Endotheliase 1 & 2 - MTSP 2 & 5)							
UNITED KINGDOM	10-109-001AGB	CEQ			6/13/2007	EP 1 230 349	ISSUED
UNITED STATES	10-109-P001A	NEW	11/18/1999	60/166,391			ABANDONED
AUSTRALIA	10-109-001AAU	DCA	11/17/2000	16239/01	9/21/2006	784746	ABANDONED
CANADA	10-109-001ACA	DCA	11/17/2000	2,387,805	8/28/2012	2,387,805	ISSUED
EUROPEAN PATENT	10-109-001AEP	DCA	11/17/2000	00978819.1	6/13/2007	EP 1 230 349	ISSUED
IRELAND	10-109-001AIE	CEQ	11/17/2000	00978819.1	6/13/2007	1230349	ISSUED
ISRAEL	10-109-001AIL	DCA	11/17/2000	149340			ABANDONED
JAPAN	10-109-001AJP	DCA	11/17/2000	2001-538483			ABANDONED
SOUTH KOREA	10-109-001AKR	DCA	11/17/2000	10-2002-7006388			ABANDONED
NEW ZEALAND	10-109-001ANZ	DCA	11/17/2000	518407	5/10/2004	518407	ABANDONED
NEW ZEALAND	10-109-001ANZA	DIV	11/17/2000	529387	8/11/2005	529387	ABANDONED
RUSSIA	10-109-001ARU	DCA	11/17/2000	2002113076			ABANDONED
WIPO	10-109-001AWO	CEQ	11/17/2000	PCT/US00/31803		WO01/36604	NAT PHASE
SOUTH AFRICA	10-109-001AZA	DCA	11/17/2000	2002/3366	9/23/2003	2002/3366	ISSUED
UNITED STATES	10-109-001AUS	FCA	11/20/2000	09/717,473	10/2/2007	7,276,364	ISSUED
PLASMINOGEN ACTIVATOR INHIBITOR ANTAGONISTS							
UNITED STATES	10-108-001AUS	NEW	11/19/1999	09/444,172	10/28/2003	6,638,977	ISSUED
UNITED STATES	10-108-P001A	NEW	2/28/2000	60/185,564			ABANDONED
UNITED STATES	10-108-001AUSB	CIP	11/17/2000	09/716,036	1/13/2004	6,677,473	ISSUED
POTENT ANTIGEN PRESENTING CELL COMPOSITION							
UNITED STATES	14-121-001US	NEW	7/12/1995	08/501,987	9/19/2000	6,121,044	ISSUED
AUSTRALIA	14-121-001AU	DCA	7/12/1996	64576/96	3/27/1999	701943	ISSUED
CANADA	14-121-001CA	DCA	7/12/1996	2,226,490			ABANDONED
EUROPEAN PATENT	14-121-001EP	DCA	7/12/1996	EP96923765.0			ABANDONED
JAPAN	14-121-001JP	DCA	7/12/1996	9-506009			ABANDONED
WIPO	14-121-001WO	CEQ	7/12/1996	PCT/US96/11640	1/30/1997	WO97/03186	NAT PHASE

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon Patent Portfolio Status Report

Patent Report by Invention Printed: 10/15/2014 Page 24

COUNTRY	REFERENCE#	TYPE	FILED	SERIAL#	ISSUED	PATENT#	STATUS
RESIN DERIVATIZATION METHOD AND USES THEREOF							
UNITED STATES	10-113-003US	NEW	7/24/1998	09/122,576	9/7/2004	6,787,612	ISSUED
EUROPEAN PATENT	10-113-003EP	DCA	7/23/1999	99935908.6			ABANDONED
WIPO	10-113-003WO	CEQ	7/23/1999	PCT/US99/16828		WO00/05243	NAT PHASE
JAPAN	10-113-003JP	DCA	1/24/2001	2000-561199			ABANDONED
SUBSTITUTED 3-AMINO-2-HYDROXYPHENYLACETAMIDE DERIVATIVES AS ENZYME INHIBITORS (I)							
UNITED STATES	10-103-017US	NEW	11/26/1997	08/980,114	1/4/2000	6,011,047	ISSUED
WIPO	10-103-018WO	DCA	11/23/1998	PCT/US98/25167		WO99/26920	ABANDONED
TRYPSIN INHIBITORS							
UNITED STATES	10-117-001US	NEW	1/30/1992	07/828,388			ABANDONED
CANADA	10-117-001CA	DCA	1/29/1993	2,128,711	1/11/2005	2,128,711	ABANDONED
EUROPEAN PATENT	10-117-001EP	CEQ	1/29/1993	93905778.2	9/29/2004	0627925	ABANDONED
UNITED KINGDOM	10-117-001GB	DCA	1/29/1993	93905778.2	9/29/2004	0627925	ABANDONED
IRELAND	10-117-001IE	DCA	1/29/1993	93905778.2	9/29/2004	0627925	ABANDONED
JAPAN	10-117-001JP	DCA	1/29/1993	513488/1993			ABANDONED
UNITED STATES	10-117-001USA	CIP	1/29/1993	08/011,666	7/9/1996	5,534,498	EXPIRED
WIPO	10-117-001WO	DCA	1/29/1993	PCT/US93/00906		WO93/14779	NAT PHASE
UNITED STATES	10-117-001USB	CON	5/31/1995	08/455,974	2/3/1998	5,714,580	ISSUED

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Dendreon
Status Chart September 2014

Title/Mark	Country	Application No.	Application Date	Registration No.	Registration Date	All Goods/Services One Line	Case Status
Dendreon	United States of America	78/733,522	Oct-14-2005	3,726,707	Dec-15-2009	Class 42: Research and developmentof pharmaceutical products	Registered
	United States of America	78/395,102	Apr-01-2004	3,581,625	Feb-24-2009	Class 42: Research and development of pharmaceutical products for others	Registered
	United States of America	77/463,424	May-01-2008	4,158,044	Jun-12-2012	Class 05: Pharmaceuticals for use in the treatment of cancer, infectious and autoimmune diseases	Registered
ANTIGEN DELIVERY CASSETTE	United States of America	78/651,515	Jun-15-2005	3,228,929	Apr-10-2007	Class 42: Research and development of pharmaceutical products	Registered
DACS	United States of America	74/681,428	May-30-1995	2,188,041	Sep-08-1998	Class 01: Kit for cell separation consisting primarily of density gradient solutions and a centrifugation tube or a syringe with a modified internal constriction for scientific and research applications Class 05: Kit for cell separation consisting primarily of density gradient solutions and a centrifugation tube or a syringe with a modified internal constriction for medical and clinical applications	Registered
DENDREON	United States of America	75/282,526	Apr-29-1997	2,530,065	Jan-15-2002	Class 42: Research and development of pharmaceutical products for others	Registered
DENDREON	United States of America	75/283,623	Apr-29-1997	2,465,920	Jul-03-2001	Class 05: Pharmaceuticals for use in the treatment of infectious and autoimmune diseases and cancer	Registered
DENDREON (Refile)	United States of America	76/165,904	Nov-09-2000	3,616,391	May-05-2009	Class 05: Pharmaceuticals for use in the treatment of autoimmune and infectious diseases	Registered
DENDREON and Design	United States of America	78/395,105	Apr-01-2004	3,581,626	Feb-24-2009	Class 42: Research and development of pharmaceutical products for others	Registered
Dendreon	United States of America	77/463,413	May-01-2008	4,099,276	Feb-14-2012	Class 05: Pharmaceuticals for use in the treatment of cancer, infectious and autoimmune diseases	Registered
DENDREON TARGETING CANCER TRANSFORMING LIVES Design	United States of America	78/733,533	Oct-14-2005	3,982,430	Jun-21-2011	Class 05: Pharmaceuticals for use in the treatment of cancer and autoimmune and infectious diseases	Registered

Sep-19-2014 1:01 PM 1 / 5

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Title/Mark	Country	Application No.	Application Date	Registration No.	Registration Date	All Goods/Services One Line	Case Status
INTELLIVENGE (Refile)	United States of America	85/780,732	Nov-15-2012			Class 09: Computer software used for scheduling, controlling, tracking, monitoring, managing, analyzing and recording medical and laboratory procedures for patients; computer software used for scheduling, controlling, tracking, monitoring, managing, and recording shipment and transmission of patient medical information, laboratory samples, diagnostic samples and clinical samples; computer software for controlling, scheduling, tracking, monitoring, managing, analyzing, recording, and ensuring the transmission security and integrity of medical and diagnostic data and information Class 42: Consulting services in the fields of biotechnology, pharmaceutical research and development, and laboratory medical sample testing for scientific and research purposes; research and development in the fields of medical, pharmaceutical, diagnostic and blood treatment products and procedures; computer services, namely, providing a website featuring online non-downloadable software that enables users to remotely manage, administer, modify and control their end user computer devices and software applications to implement, schedule, control, track, monitor, manage, process, analyze and record medical and laboratory procedures for patients and shipment and transmission of patient medical information, laboratory samples, diagnostic medical samples and clinical medical samples; medical laboratory services Class 44: Medical diagnostic testing, monitoring and reporting services; medical treatment services; blood testing, and blood treatment and processing for the purpose of medical clinical diagnosis; consulting services in the fields of medical treatment and medicines, medical diagnostic testing, and diagnostic and clinical blood treatment procedure	Allowed
NEUVENGE (Refile)	United States of America	85/657,232	Jun-20-2012			Class 05: Pharmaceuticals for use in the treatment of cancer, infections and autoimmune diseases	Allowed
POWERED BY INTELLIVENGE and Design	United States of America	85/960,682	Jun-14-2013			Class 09: Computer software used for scheduling, controlling, tracking, monitoring, managing, analyzing and recording medical and laboratory procedures for patients; computer software used for scheduling, controlling, tracking, monitoring, managing, and recording shipment and transmission of patient medical information, laboratory samples, diagnostic samples and clinical samples; computer software for controlling, scheduling, tracking, monitoring, managing, analyzing, recording, and ensuring the transmission security and integrity of medical and diagnostic data and information Class 42: Consulting services in the fields of biotechnology, pharmaceutical research and development, and laboratory medical sample testing for scientific and research purposes; research and development in the fields of medical, pharmaceutical, diagnostic and blood treatment products and procedures; computer services, namely, providing a website featuring online non-downloadable software that enables users to remotely manage, administer, modify and control their end user computer devices and software applications to implement, schedule, control, track, monitor, manage, process, analyze and record medical and laboratory procedures for patients and shipment and transmission of patient medical information, laboratory samples, diagnostic medical samples and clinical medical samples; medical laboratory services Class 44: Medical diagnostic testing, monitoring and reporting services; medical treatment services; blood testing, and blood treatment and processing for the purpose of medical clinical diagnosis; consulting services in the fields of medical treatment and medicines, medical diagnostic testing, and diagnostic and clinical blood treatment procedure	Allowed
PROVENGE	United States of America	75/927,064	Feb-23-2000	2,545,242	Mar-05-2002	Class 05: Pharmaceutical preparations for use in the treatment of cancer	Registered

Sep-19-2014 1:01 PM 2 / 5

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Title/Mark	Country	Application No.	Application Date	Registration No.	Registration Date	All Goods/Services One Line	Case Status
THE DIFFERENCE IS PERSONAL	United States of America	85/960,680	Jun-14-2013			Class 42: Research and development of pharmaceutical products	Allowed
THE DIFFERENCE IS PERSONAL	United States of America	85/960,681	Jun-14-2013			Class 05: Pharmaceuticals for use in the treatment of cancer and autoimmune and infectious diseases	Allowed
DENDREON	Australia	920752	Jul-24-2002	920752	Mar-04-2003	Class 05: Pharmaceuticals, antibodies, and antigens for use in the prevention and treatment of cancer, autoimmune and infectious diseases and disorders, and allergies; pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases, and disorders; kits for cell separation for medical and clinical use; cells for medical and clinical use	Registered
Dendreon	Canada	1685568	Jul-16-2014			Class : Pharmaceuticals for use in the treatment of cancer; Research and development of pharmaceutical products.	Application Filed
DENDREON	Canada	1148456	Jul-30-2002	TMA799,137	Jun-02-2011	Class : pharmaceuticals for use in the treatment of autoimmune diseases; pharmaceuticals for use in the treatment of infectious diseases namely antivirals and antibacterials'; pharmaceuticals for use in the treatment of cancer'; research and development of pharmaceutical products for others'	Registered
PROVENGE	Canada	1537312	Jul-27-2011	TMA848037	Apr-09-2013	Class : Pharmaceutical preparations for use in the treatment of cancer	Registered
DENDREON	China	3462760	Feb-20-2003	3462760	Sep-21-2004	Class 10: Kits for cell separation for medical and clinical use	Registered
DENDREON	China	3338807	Oct-17-2002	3338807	May-07-2004	Class 05: Pharmaceuticals, antibodies, and antigens for use in the prevention and treatment of cancer, autoimmune and infectious diseases and disorders, and allergies; pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases, and disorders; cells for medical and clinical use	Registered
	European Community	3919073	Jul-12-2004	3919073	Nov-16-2005	Class 01: Kits for cell separation, cells, reagents, antibodies, and antigens for scientific and laboratory research and use (cl. 01) Pharmaceuticals for use in the treatment of cancer, infectious and autoimmune diseases; pharmaceuticals, antibodies, and antigens for use in the prevention and treatment of cancer, autoimmune and infectious diseases and disorders, and allergies; pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases and disorders; kits for cell separation for medical and clinical use; cells for medical and clinical use; kits for cell separation, cells, reagents, antibodies, and antigens for pharmaceutical, veterinary and medical research and use (cl. 05) Research and development of pharmaceutical products for others; research and development services in the fields of medicine, pharmaceuticals, pharmacology, immunotherapy, and veterinary science (cl. 42)	Registered

Sep-19-2014 1:01 PM

3 / 5

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Title/Mark	Country	Application No.	Application Date	Registration No.	Registration Date	All Goods/Services One Line	Case Status
DENDREON	European Community	2786317	Jul-24-2002	2786317	Jan-21-2004	Class 01: Kits for cell separation, cells, reagents, antibodies, and antigens for scientific and laboratory research and use Class 05: Pharmaceuticals, antibodies, and antigens for use in the prevention and treatment of cancer, autoimmune and infectious diseases and disorders, and allergies; pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases and disorders; kits for cell separation for medical and clinical use; cells for medical and clinical use; kits for cell separation, cells, reagents, antibodies, and antigens for pharmaceutical, veterinary and medical research and use Class 42: Research and development services in the fields of medicine, pharmaceuticals, pharmacology, immunotherapy, and veterinary science Class 44: Consultation services in the fields of medicine, pharmaceuticals, pharmacology, immunotherapy, and veterinary science	Registered
DENDREON and Design	European Community	3919081	Jul-12-2004	3919081	Nov-16-2005	Class 01: Kits for cell separation, cells, reagents, antibodies, and antigens for scientific and laboratory research and use Class 05: Pharmaceuticals for use in the treatment of cancer, infectious and autoimmune diseases; pharmaceuticals, antibodies, and antigens for use in the prevention and treatment of cancer, autoimmune and infectious diseases and disorders, and allergies; pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases and disorders; kits for cell separation for medical and clinical use; cells for medical and clinical use; kits for cell separation, cells, reagents, antibodies, and antigens for pharmaceutical, veterinary and medical research and use Class 42: Research and development of pharmaceutical products for others; research and development services in the fields of medicine, pharmaceuticals, pharmacology, immunotherapy, and veterinary science	Registered
PROVENGE	European Community	1816974	Aug-21-2000	1816974	Oct-05-2001	Class 05: Pharmaceutical, veterinary and sanitary preparations; pharmaceutical preparations for use in the treatment of cancer; dietetic substances adapted for medical use (cl. 05) Research and consultancy services relating to medical science and pharmaceutical preparation; information services relating to medical science and pharmaceutical preparations (cl. 42) Class 42: Pharmaceutical, veterinary and sanitary preparations; pharmaceutical preparations for use in the treatment of cancer; dietetic substances adapted for medical use (cl. 05) Research and consultancy services relating to medical science and pharmaceutical preparation; information services relating to medical science and pharmaceutical preparations (cl. 42)	Registered
DENDREON	Hong Kong	2002 11420	Jul-24-2002	200316300	Dec-30-2003	Class 05: Pharmaceuticals, antibodies and antigens for use in the prevention and treatment of cancer, autoimmune and infectious diseases and disorders, and allergies; pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases, and disorders; knits for cell separation for medical and clinical use; cells for medical and clinical use	Registered

Sep-19-2014 1:01 PM

4 / 5

In re Dendreon Corporation -- Case No. 14-12515
Schedule B22 - Patents, copyrights, and other intellectual property

Title/Mark	Country	Application No.	Application Date	Registration No.	Registration Date	All Goods/Services One Line	Case Status
DENDREON	Ireland	02/1488	Jul-25-2002	225773	Jun-30-2003	Class 05: Pharmaceuticals, antibodies, and antigens for use in the prevention and treatment of cancer, autoimmune and infectious diseases and disorders, and allergies pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases, and disorders kits for cell separation for medical and clinical use; cells for medical and clinical use	Registered
	Japan	65402/2004	Jul-14-2004	4844004	Mar-04-2005	Class 42: Research and development of pharmaceutical products for others	Registered
	Japan	65401/2004	Jul-14-2004	4825474	Dec-10-2004	Class 05: Pharmaceuticals for use in the treatment of cancer, infectious and autoimmune diseases	Registered
DENDREON	Japan	2002-071245	Aug-22-2002	4748818	Feb-20-2004	Class 05: Kits for cell separation for medical and clinical use; cells for medical and clinical use	Registered
DENDREON and Design (b/w)	Japan	82921/2004	Sep-08-2004	4844098	Mar-04-2005	Class 05: Pharmaceuticals for use in the treatment of cancer, infectious and autoimmune diseases	Registered
DENDREON and Design (color)	Japan	65404/2004	Jul-14-2004	4844005	Mar-04-2005	Class 42: Research and development of pharmaceutical products for others	Registered
DENDREON and Design (color)	Japan	82922/2004	Sep-08-2004	4854919	Apr-08-2005	Class 42: Research and development of pharmaceutical products for others	Registered
PROVENGE	Japan	2002-046880	Jun-06-2002	4655127	Mar-20-2003	Class 05: Pharmaceutical preparations	Registered
DENDREON	New Zealand	664161	Sep-09-2002	664161	Mar-13-2003	Class 10: Kits for cell separation for medical and clinical use	Registered
DENDREON	New Zealand	661517	Jul-29-2002	661517	Mar-13-2003	Class 05: Pharmaceuticals, antibodies and antigens for use in the prevention and treatment of cancer, autoimmune and infectious diseases and disorders, and allergies; pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases, and disorders	Registered
DENDREON	Norway	200206940	Jul-26-2002	218776	May-02-2003	Class 05: Kits for cell separation for medical and clinical use	Registered
DENDREON	Republic of Korea	40-02-34025	Jul-25-2002	40-0575330	Feb-23-2004	Class 05: Pharmaceuticals, antibodies, and antigens for use in the prevention and treatment of cancer, autoimmune and infectious diseases and disorders, and allergies pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases, and disorders kits for cell separation for medical and clinical use; cells for medical and clinical use	Registered
DENDREON	Switzerland	06607/2002	Jul-26-2002	507918	Apr-03-2003	Class 05: Pharmaceuticals, antibodies, and antigens for use in the prevention and treatment of cancer, autoimmune and infectious disease and disorders, and allergies; pharmaceuticals for use in the prevention and treatment of genetically induced conditions, diseases, and disorders; kits containing chemical products for cell separation for medical and clinical use; cells for medical and clinical use Class 10: Kits containing medical apparatus for cell separation for medical and clinical use	Registered

Sep-19-2014 1:01 PM 5 / 5

B6D (Official Form 6D) (12/07)

In re **Dendreon Corporation** , Case No. **14-12515 (LSS)**

Debtor

SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number of all entities holding claims secured by property of the debtor as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests.

List creditors in alphabetical order to the extent practicable. If a minor child is a creditor, the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor" ,include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an "H", "W", "J", or "C" in the column labeled "Husband, Wife, Joint, or Community".

If the claim is contingent, place an "X" in the column labeled "Contingent". If the claim is unliquidated, place an "X" in the column labeled "Unliquidated". If the claim is disputed, place an "X" in the column labeled "Disputed". (You may need to place an "X" in more than one of these three columns.)

Total the columns labeled "Amount of Claim Without Deducting Value of Collateral" and "Unsecured Portion, if Any" in the boxes labeled "Total(s)" on the last sheet of the completed schedule. Report the total from the column labeled "Amount of Claim" also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report the total from the column labeled "Unsecured Portion" on the Statistical Summary of Certain Liabilities and Related Data.

■ Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

CREDITOR'S NAME AND MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community (H W J C)	DATE CLAIM WAS INCURRED, NATURE OF LIEN, AND DESCRIPTION AND VALUE OF PROPERTY SUBJECT TO LIEN	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM WITHOUT DEDUCTING VALUE OF COLLATERAL	UNSECURED PORTION, IF ANY
Account No.			Value $					
Account No.			Value $					
Account No.			Value $					
Account No.			Value $					
0 continuation sheets attached			Subtotal (Total of this page)					
			Total (Report on Summary of Schedules)				0.00	0.00

B6E (Official Form 6E) (4/13)
In re Dendreon Corporation Case No. 14-12515 (LSS)
, Debtor
SCHEDULE E—CREDITORS HOLDING UNSECURED PRIORITY CLAIMS
A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name, mailing address, including zip code, and last four digits of the account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition. Use a separate continuation sheet for each type of priority and label each with the type of priority.
The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).
If any entity other than a spouse in a joint case may be jointly liable on a claim, place an “X” in the column labeled “Codebtor,” include the entity on the appropriate schedule of creditors, and complete Schedule H-Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an “H,” “W,” “J,” or “C” in the column labeled “Husband, Wife, Joint, or Community.” If the claim is contingent, place an “X” in the column labeled “Contingent.” If the claim is unliquidated, place an “X” in the column labeled “Unliquidated.” If the claim is disputed, place an “X” in the column labeled “Disputed.” (You may need to place an “X” in more than one of these three columns.) Report the total of claims listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all claims listed on this Schedule E in the box labeled “Total” on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.
Report the total of amounts entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.
Report the total of amounts not entitled to priority listed on each sheet in the box labeled “Subtotals” on each sheet. Report the total of all amounts not entitled to priority listed on this Schedule E in the box labeled “Totals” on the last sheet of the completed schedule. Individual debtors with primarily consumer debts report this total also on the Statistical Summary of Certain Liabilities and Related Data.
Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.
TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)
Domestic support obligations
Claims for domestic support that are owed to or recoverable by a spouse, former spouse, or child of the debtor, or the parent, legal guardian, or responsible relative of such a child, or a governmental unit to whom such a domestic support claim has been assigned to the extent provided in 11 U.S.C. § 507(a)(1).
Extensions of credit in an involuntary case
Claims arising in the ordinary course of the debtor’s business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. § 507(a)(3).
Wages, salaries, and commissions
Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $12,475* per person earned within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(4).
Contributions to employee benefit plans
Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. § 507(a)(5).
Certain farmers and fishermen
Claims of certain farmers and fishermen, up to $6,150* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. § 507(a)(6).
Deposits by individuals
Claims of individuals up to $2,775* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. § 507(a)(7).
Taxes and certain other debts owed to governmental units
Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. § 507(a)(8).
Commitments to maintain the capital of an insured depository institution
Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. § 507 (a)(9).
Claims for death or personal injury while debtor was intoxicated
Claims for death or personal injury resulting from the operation of a motor vehicle or vessel while the debtor was intoxicated from using alcohol, a drug, or another substance. 11 U.S.C. § 507(a)(10).
* Amount subject to adjustment on 4/01/16, and every three years thereafter with respect to cases commenced on or after the date of adjustment.
0 continuation sheets attached

B6F (Official Form 6F) (12/07)

In re **Dendreon Corporation** , Case No. **14-12515 (LSS)**

Debtor

SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

State the name, mailing address, including zip code, and last four digits of any account number, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. The complete account number of any account the debtor has with the creditor is useful to the trustee and the creditor and may be provided if the debtor chooses to do so. If a minor child is a creditor, state the child's initials and the name and address of the child's parent or guardian, such as "A.B., a minor child, by John Doe, guardian." Do not disclose the child's name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m). Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether the husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules and, if the debtor is an individual with primarily consumer debts, report this total also on the Statistical Summary of Certain Liabilities and Related Data.

☐ Check this box if debtor has no creditors holding unsecured claims to report on this Schedule F.

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE, AND ACCOUNT NUMBER (See instructions above.)	CODEBTOR	Husband, Wife, Joint, or Community (H W J C)	DATE CLAIM WAS INCURRED AND CONSIDERATION FOR CLAIM. IF CLAIM IS SUBJECT TO SETOFF, SO STATE.	CONTINGENT	UNLIQUIDATED	DISPUTED	AMOUNT OF CLAIM
Account No. **See Schedule F Attachment**		-					624,050,463.03
Account No.							
Account No.							
Account No.							

0 continuation sheets attached

Subtotal (Total of this page)	624,050,463.03
Total (Report on Summary of Schedules)	624,050,463.03

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
ABC IMAGING	ABC IMAGING OF WASHINGTON, INC.	PO BOX 890623			CHARLOTTE	NC	28289		TRADE PAYABLE				$323.47
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13				TEMECULA	CA	92590		TRADE PAYABLE				$10,845.84
ACCELLENT ENDOSCOPY	4776 SOLUTIONS CENTER # 203520				DALLAS	TX	75320		TRADE PAYABLE				$71,157.02
ACCURATE SOLUTIONS - ATLANTA, INC.	6303 WOODLORE DR NW				ACWORTH	GA	30101		TRADE PAYABLE				$14,710.52
ADP SCREENING & SELECTION SERVICES	PO BOX 645177				CINCINNATI	OH	45264		TRADE PAYABLE	X			$0.00
ADP, INC.	PO BOX 842875				BOSTON	MA	02284		TRADE PAYABLE	X			$0.00
AEROTEK, INC.	757 3RD AVENUE #201				NEW YORK	NY	10017		TRADE PAYABLE	X			$0.00
AGENCIES OF CHANGE, LLC	TECHNOLOGY SPA	PO BOX 671498			DALLAS	TX	75267		TRADE PAYABLE				$1,465.00
AGILENT TECHNOLOGIES	FILE 73738 PO BOX 60000				SAN FRANCISCO	CA	94160		TRADE PAYABLE				$849.60
AGR ADVISORS, INC.	PO BOX 52235				NEWARK	NJ	07101		TRADE PAYABLE				$2,497.60
AHAB SHIPPING, INC.	309 S CLOVERDALE ST #D1				SEATTLE	WA	98108		TRADE PAYABLE	X			$0.00
AIRGAS DRY ICE	PO BOX 951873				DALLAS	TX	75395		TRADE PAYABLE				$402.31
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609				ATLANTA	GA	30353		TRADE PAYABLE				$12,397.38
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423				PASADENA	CA	91109		TRADE PAYABLE				$29,844.91
ALL 1 VENDING, INC.	PO BOX 1981				DOUGLASVILLE	GA	30133		TRADE PAYABLE				$13,721.76
ALL TEMP MECHANICAL, INC	527 N.W. 196TH PL.				SHORELINE	WA	98177		TRADE PAYABLE				$438.00
ALS GROUP USA, CORP.	PO BOX 975444				DALLAS	TX	75397-5444		TRADE PAYABLE				$1,210.00
ALTO LITIGATION, PC	4 EMBARCADERO CENTER SUITE 1400				SAN FRANCISCO	CA	94111		TRADE PAYABLE				$54,494.25
AMERICAN RED CROSS	PO BOX 100805				PASADENA	CA	91189		TRADE PAYABLE				$495,321.00
APPISTRY, INC.	1141 S 7TH ST #300				ST LOUIS	MO	63104		TRADE PAYABLE				$866.67
ARAGEN BIOSCIENCE, INC	380 WOODVIEW AVENUE				MORGAN HILL	CA	95037		TRADE PAYABLE				$4,650.00
ARAMARK REFRESHMENT SERVICES, LLC	11118 117TH PLACE NE				KIRKLAND	WA	98033		TRADE PAYABLE				$1,966.75
ARAMARK REFRESHMENT SERVICES, LLC (CA)	17044 MONTANERO AVE, SUITE #4				CARSON	CA	90746		TRADE PAYABLE				$1,634.18
ARNOLD & PORTER LLP	PO BOX 759451				BALTIMORE	MD	21275		TRADE PAYABLE	X			$0.00
ASSOCIATED MEDICAL PROFESSIONALS OF NY, LLC	1226 EAST WATER STREET				SYRACUSE	NY	13210		TRADE PAYABLE	X			$0.00
AT&T	PO BOX 5019				CAROL STREAM	IL	60197		TRADE PAYABLE				$2,230.77
ATLANTA BLOOD SERVICES	5670 PEACHTREE DUNWOODY RD STE 1075				ATLANTA	GA	30342		TRADE PAYABLE				$2,800.00
AVAION, INC.	4280 OAKVIEW LANE N				PLYMOUTH	MN	55442		TRADE PAYABLE				$12,875.00
AVERA MCKENNAN	P.O. BOX 5045	1325 SOUTH CLIFF AVENUE			SIOUX FALLS	SD	57117		TRADE PAYABLE				$7,500.00
AVIDEX	13555 BEL-RED ROAD STE 226				BELLEVUE	WA	98005		TRADE PAYABLE				$4,498.11
BAKERSFIELD MEMORIAL HOSPITAL	FILE 55653				LOS ANGELES	CA	90074		TRADE PAYABLE				$9,000.00
BANK OF NEW YORK MELLON TRUST	ATTENTION: CORPORATE TRUST TR	700 S. FLOWER STREET, SUITE 500			LOS ANGELES	CA	90017		BOND DEBT				$620,000,000.00
BATCHELOR & KIMBALL, INC.	P.O. BOX 70				LITHONIA	GA	30058		TRADE PAYABLE				$1,650.00
BD BIOSCIENCES	PO BOX 100921				PASADENA	CA	91189		TRADE PAYABLE				$5,914.35
BECKMAN COULTER INC	DEPT CH 10164				PALATINE	IL	60055		TRADE PAYABLE				$10,943.50
BEKINS NORTHWEST	6501 216TH ST SW				MOUNTLAKE TERRACE	WA	98043		TRADE PAYABLE				$360.00

1 of 10

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	BRI # 3067500 (P10-2) SCOTT SPALDING	1201 9TH AVENUE			SEATTLE	WA	98101		TRADE PAYABLE	X			$0.00
BILL JENKINSON	MARGOLIS EDELSTEIN	JONATHAN D. HERBST	THE CURTIS CENTER	170 S. INDEPENDENCE MALL W. SUITE 400E	PHILADELPHIA	PA	19106-3337		THREATENED LITIGATION	X	X	X	UNKNOWN
BIOCLINICA, INC.	P.O. BOX 824134				PHILADELPHIA	PA	19182		TRADE PAYABLE				$5,544.15
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.				SAN DIEGO	CA	92121		TRADE PAYABLE				$308.75
BIOMEDICAL RESEARCH ALLIANCE OF NEW YORK LLC	1981 MARCUS AVENUE, SUITE 210				LAKE SUCCESS	NY	11042		TRADE PAYABLE	X			$0.00
BIOMERIEUX INC	PO BOX 500308				ST.LOUIS	MO	63150		TRADE PAYABLE	X			$0.00
BIORELIANCE	BANK OF AMERICA	13319 COLLECTIONS CENTER DRIVE			CHICAGO	IL	60693		TRADE PAYABLE				$7,030.95
BIO-TEK INSTRUMENTS INC	PO BOX 29817				NEW YORK	NY	10087		TRADE PAYABLE				$406.82
BLOOD CENTERS OF AMERICA, INC.	PO BOX 84-5732				BOSTON	MA	02284		TRADE PAYABLE				$292,200.00
BLOOD SYSTEMS LABORATORIES	PO BOX 53022				PHOENIX	AZ	85072		TRADE PAYABLE				$3,080.00
BRIDGE ASSOCIATES INTERNATIONAL, LLC	1375 CANAL ROAD				PRINCETON	NJ	08540		TRADE PAYABLE				$11,534.05
BRIGHAM & WOMEN'S HOSPITAL	PO BOX 3715				BOSTON	MA	02241		TRADE PAYABLE				$15,975.00
BUILDINGI	188 106TH AVENUE NE STE 610				BELLEVUE	WA	98004		TRADE PAYABLE				$1,463.50
BUNZL DISTRIBUTION - SEATTLE	PO BOX 59709				LOS ANGELES	CA	90074		TRADE PAYABLE				$14,108.19
C.B. TANG M.D.,INC. DBA CAREONSITE	1250 PACIFIC AVE.				LONG BEACH	CA	90813		TRADE PAYABLE				$962.00
CABLEVISION	PO BOX 371378				PITTSBURGH	PA	15250		TRADE PAYABLE				$77.81
CADIENT GROUP, INC.	2520 RENAISSANCE BOULEVARD STE 100				KING OF PRUSSIA	PA	19406		TRADE PAYABLE	X			$0.00
CANGENE BIO PHARMA	1111 S PACA ST				BALTIMORE	MD	21230		TRADE PAYABLE				$19,124.64
CARDINAL HEALTH 200, LLC	PNC BANK CORPORATE	P.O. BOX 643983			PITTSBURGH	PA	15264		TRADE PAYABLE	X			$0.00
CDW	PO BOX 75723				CHICAGO	IL	60675		TRADE PAYABLE				$1,036.65
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES				PHOENIX	AZ	85072		TRADE PAYABLE				$892.81
CHARLES RIVER LABORATORIES	GPO BOX 27812				NEW YORK	NY	10087		TRADE PAYABLE				$10,495.00
CHARTER MEDICAL, LTD.	P.O. BOX 417394				BOSTON	MA	02241		TRADE PAYABLE	X			$0.00
CHEM TREAT, INC./TRIDENT TECHNOLOGIES	15045 COLLECTIONS CENTER DR.				CHICAGO	IL	60693		TRADE PAYABLE				$245.70
CHRISTOPHER BOLLING, ET AL	RE: BOLLING V DENDREON	C/O KYROS LAW OFFICES	ATTN: K. WILLIAM KYROS	17 MILES RD	HINGHAM	MA	02043		LITIGATION	X	X	X	UNKNOWN
CINTAS CORPORATION	P.O. BOX 740855				CINCINNATI	OH	45274		TRADE PAYABLE				$1,602.70
CISCO SYSTEMS INC	PO BOX 911869				DALLAS	TX	75391		TRADE PAYABLE				$3,487.42
CIT TECHNOLOGY FINANCE SERVICES	P.O. BOX 100706				PASADENA	CA	91189		TRADE PAYABLE				$1,859.94
CITY ELECTRIC SUPPLY COMPANY	P.O. BOX 71465				NORTH CHARLESTON	SC	29415		TRADE PAYABLE				$441.13
CITY OF ATLANTA	DEPARTMENT OF WATERSHED MANAGEMENT	P.O. BOX 105275			ATLANTA	GA	30348		TRADE PAYABLE				$227.84
CITY OF HOPE NATIONAL MEDICAL CENTER	ATTN: OFFICE OF CLINICAL TRIAL FINANCE	1500 EAST DUARTE ROAD			DUARTE	CA	91010		TRADE PAYABLE	X			$0.00
CITY OF SEAL BEACH	211 EIGHT STREET				SEAL BEACH	CA	90740		TRADE PAYABLE				$1,855.09
CITY OF SEATTLE - UTILITIES	ESD FINANCE DIVISION	PO BOX 34016			SEATTLE	WA	98124		TRADE PAYABLE				$5,386.05

2 of 10

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
CITY OF SEATTLE-UTILITIES BOX 34017	DEPT OF FINANCE	PO BOX 34017			SEATTLE	WA	98124		TRADE PAYABLE				$43,806.66
CITY OF UNION CITY	5047 UNION STREET				UNION CITY	GA	30291		TRADE PAYABLE				$12,841.71
CLEANROOM MANAGEMENT ASSOCIATES INC	415 OLD WASHOE CIRCLE				CARSON CITY	NV	89704		TRADE PAYABLE				$5,080.00
CLEVELAND CLINIC FOUNDATION	CANCER RESEARCH	PO BOX 931568			CLEVELAND	OH	44193		TRADE PAYABLE	X			$0.00
CLINICAL RESOURCE NETWORK	PO BOX 75314				CHICAGO	IL	60675		TRADE PAYABLE	X			$0.00
COGHLAN GROUP, INC.	1500 BUSINESS PARK DRIVE				BASTROP	TX	78602		TRADE PAYABLE				$79,816.85
COMCAST	PO BOX 37601				PHILADELPHIA	PA	19101		TRADE PAYABLE				$62.87
COMMUNICATIONS MEDIA, INC.	2200 RENAISSANCE BLVD. SUITE 160				KING OF PRUSSIA	PA	19406		TRADE PAYABLE				$14,908.26
COMMUNITY CARE PHYSICIANS, PC	UROLOGY RESEARCH / DONNA JULIAN	PO BOX 10025			ALBANY	NY	12201		TRADE PAYABLE	X			$0.00
COMPAS, INC.	ATTN: ACCOUNTS RECIEVABLE	CL#4600, PO BOX 95000			PHILADELPHIA	PA	19195		TRADE PAYABLE				$37,782.02
COMPUTER PROTECTION TECHNOLOGY INC.	1215 PACIFIC OAKS PLACE SUITE 106				ESCONDIDO	CA	92029		TRADE PAYABLE				$2,669.00
COMPUTERSHARE INC	ACCOUNTING DEPARTMENT	P.O. BOX 360857			PITTSBURGH	PA	15251		TRADE PAYABLE				$9,926.93
CONSOLIDATED DISPOSAL SERVICE	PO BOX 78829				PHOENIX	AZ	85062		TRADE PAYABLE				$697.95
CONVERGINT TECHNOLOGIES	35257 EAGLE WAY				CHICAGO	IL	60678		TRADE PAYABLE				$1,204.33
COOLEY LLP	101 CALIFORNIA ST 5TH FL				SAN FRANCISCO	CA	94111		TRADE PAYABLE	X			$0.00
COVANCE CENTRAL LABORATORY SER	PO BOX 820824				PHILADELPHIA	PA	19182		TRADE PAYABLE				$1,755.49
CROWN LIFT TRUCKS	CROWN EQUIPMENT CORP.	P.O. BOX 641173			CINCINNATI	OH	45264		TRADE PAYABLE				$143.37
CRYSTAL SPRINGS	DS WATERS OF AMERICA, INC.	PO BOX 660579			DALLAS	TX	75266		TRADE PAYABLE				$227.65
CSS BUILDING SERVICES, INC.	12 STULTS ROAD, SUITE 132				DAYTON	NJ	08810		TRADE PAYABLE				$35,247.00
DAVIS WRIGHT TREMAINE LLP	1201 THIRD AVENUE				SEATTLE	WA	98101		TRADE PAYABLE				$806.41
DIAMOND CLEANING SERVICES, INC.	17520 155TH AVE SE				RENTON	WA	98058		TRADE PAYABLE				$15,105.42
DIRECT TECHNOLOGY	DIRECT APPS, INC.	3009 DOUGLAS BLVD., STE. 300			ROSEVILLE	CA	95661		TRADE PAYABLE				$149,952.00
DIRECTV	PO BOX 60036				LOS ANGELES	CA	90060		TRADE PAYABLE				$54.64
DK PIERCE & ASSOCIATES, INC	112 N. NINTH STREET				ZIONSVILLE	IN	46077		TRADE PAYABLE				$1,040.00
DLA PIPER LLP (US)	PO BOX 75190				BALTIMORE	MD	21275		TRADE PAYABLE	X			$0.00
DOCUMENT TECHNOLOGIES, LLC	DTI	P.O. BOX 935151			ATLANTA	GA	31193		TRADE PAYABLE				$95,821.70
DOOGAN, INC	J.P.'S VENDING	3 BURNHAM ROAD			MORRIS PLAINS	NJ	07950		TRADE PAYABLE				$1,344.00
DUKE UNIVERSITY MEDICAL CENTER	DIVISION OF MEDICAL ONCOLOGY	DUMC 3476			DURHAM	NC	27710		TRADE PAYABLE	X			$0.00
ECLAT INTEGRATED SOFTWARE SOLUTIONS, INC.	10707 CORPORATE DR.				STAFFORD	TX	77477		TRADE PAYABLE	X			$0.00
EFAX CORPORATE	C/O J2 GLOBAL COMMUNICATIONS, INC.	PO BOX 51873			LOS ANGELES	CA	90051		TRADE PAYABLE				$1,386.06
ENERGY SYSTEMS SOUTHEAST, LLC	3235 VETERANS CIRCLE				BIRMINGHAM	AL	35235		TRADE PAYABLE				$9,233.00
ERNST & YOUNG LLP	999 Third Avenue	Suite 3500			Seattle	WA	98104-4086		TRADE PAYABLE	X			$0.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407			BIRMINGHAM	AL	35246		TRADE PAYABLE				$1,300.00
EVERBANK COMMERCIAL FINANCE, INC.	PO BOX 911608				DENVER	CO	80291		TRADE PAYABLE				$387.44
FEDEX	PO BOX 94515				PALATINE	IL	60094		TRADE PAYABLE	X			$0.00

3 of 10

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
FEDEX FREIGHT INC.	DEPT LA 21415				PASADENA	CA	91185		TRADE PAYABLE	X			$0.00
FENWAL INC	26762 NETWORK PLACE				CHICAGO	IL	60673		TRADE PAYABLE				$64,528.72
FENWICK & WEST LLP	PO BOX 742814				LOS ANGELES	CA	90074		TRADE PAYABLE				$1,037.69
FERGUSON STRATEGIES LLC	801 PENNSYLVANIA AVE NW STE 230				WASHINGTON	DC	20004		TRADE PAYABLE				$15,000.00
FIFTH STREET PROPERTIES LLC	515 S. FLOWER STREET, 32ND FLOOR				LOS ANGELES	CA	90071		TRADE PAYABLE	X			$36,837.01
FILTERFRESH COFFEE	204 COLUMBUS AVENUE				ROSELLE	NJ	07203		TRADE PAYABLE				$781.20
FIRST CLASS VENDING INC.	6875 SUVA STREET				BELL GARDENS	CA	90201		TRADE PAYABLE				$3,220.17
FISHER BIOSERVICES INC	PO BOX 418395				BOSTON	MA	02241		TRADE PAYABLE				$14,777.70
FISHER CLINICAL SERVICES, INC	13741 COLLECTIONS CENTER DRIVE				CHICAGO	IL	60693		TRADE PAYABLE				$5,061.68
FISHER SCIENTIFIC	ACCT# 713614-004	13551 COLLECTIONS CTR DR.			CHICAGO	IL	60693		TRADE PAYABLE				$4,849.83
FLW OF PA, INC.	527 W. LANCASTER AVE				FRAZER	PA	19355		TRADE PAYABLE				$5,181.95
GARRATT CALLAHAN COMPANY	50 INGOLD ROAD				BURLINGAME	CA	94010		TRADE PAYABLE				$50.00
GAS COMPANY	SOUTHERN CALIFORNIA GAS COMPANY	PO BOX C			MONT PK	CA	91756		TRADE PAYABLE				$13,671.20
GENERAL ELECTRIC CAPITAL CORPORATION	PO BOX 642555				PITTSBURGH	PA	15264		TRADE PAYABLE				$1,938.15
GENERAL UNDERGROUND FIRE PROTECTION INC	PO BOX 29830				ANAHEIM	CA	92809		TRADE PAYABLE				$1,775.46
GEORGIA NATURAL GAS	PO BOX 105445				ATLANTA	GA	30348		TRADE PAYABLE				$20,210.36
GLAXOSMITHKLINE, LLC	MARK L. DESGROSSEILLIERS & MATTHEW P. WARD	WOMBLE CARLYLE SANDRIDGE & RICE, LLP	222 DELAWARE AVENUE, SUITE 1501		WILMINGTON	DE	19801		LITIGATION	X	X	X	UNKNOWN
GLOBAL EQUIPMENT COMPANY	PO BOX 905713				CHARLOTTE	NC	28290		TRADE PAYABLE				$99.09
GLOBAL EXPERIENCE SPECIALISTS, INC.	BANK OF AMERICA	PO BOX 96174			CHICAGO	IL	60693		TRADE PAYABLE				$6,835.16
GOURMONDO CATERING CO.	309 S. CLOVERDALE				SEATTLE	WA	98108		TRADE PAYABLE				$305.72
GRAINGER INC	PO BOX 419267	DEPT 753-851035956			KANSAS CITY	MO	64141		TRADE PAYABLE				$4,319.26
GU RESEARCH NETWORK LLC	LYNDSAY MORTON	17607 GOLD PLAZA, STE 101			OMAHA	NE	68130		TRADE PAYABLE	X			$0.00
GUARDSMARK INC	PO BOX 11407				BIRMINGHAM	AL	35246		TRADE PAYABLE	X			$0.00
H. LEE MOFFITT CANCER CENTER	MRC-4 RES ADMIN	12902 MAGNOLIA DRIVE			TAMPA	FL	33612		TRADE PAYABLE	X			$0.00
HEALTH POLICY STRATEGIES, INC.	8100 SPLIT OAK DRIVE				BETHESDA	MD	20817		TRADE PAYABLE				$2,428.20
HEALTH RESEARCH INC. ROSWELL PARK DIVISION	ATTN: JOHN T. BLANDINO, MS, CRA	ELM AND CARLTON STREETS			BUFFALO	NY	14263		TRADE PAYABLE	X			$0.00
HEMACARE CORPORATION	15350 SHERMAN WAY, SUITE 350				VAN NUYS	CA	91406		TRADE PAYABLE				$27,000.00
HENRY FORD HEALTH SYSTEM	2799 WEST GRAND BLVD, PALLISTER PLACE T-139				DETROIT	MI	48202		TRADE PAYABLE				$2,210.00
HOGAN LOVELLS US LLP	555 THIRTEENTH ST NW				WASHINGTON	DC	20004		TRADE PAYABLE	X			$0.00
HUNTON & WILLIAMS, LLP.	BANK OF AMERICA PLAZA	600 PEACHTREE ST, N.E. SUITE 4100			ATLANTA	GA	30308		TRADE PAYABLE	X			$0.00
HYATT LEGAL PLANS INC.	PO BOX 78000	DEPT. 781523			DETROIT	MI	48278		TRADE PAYABLE	X			$0.00
INDIANA UNIVERSITY	CLINICAL TRIALS OFFICE	PO BOX 660326			INDIANAPOLIS	IN	46266		TRADE PAYABLE				$600.00

4 of 10

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
INGALLINA'S BOX LUNCH INC	135 S LUCILE ST				SEATTLE	WA	98108		TRADE PAYABLE				$205.59
INMARK LLC	PO BOX 536888				ATLANTA	GA	30353		TRADE PAYABLE				$6,488.24
INNOVATION MANAGEMENT GROUP, INC.	179 NIBLICK ROAD, #454				PASO ROBLES	CA	93446		TRADE PAYABLE				$57.53
INSITE QUALITY ASSURANCE, INC.	2205 197TH AVE SE				SAMMAMISH	WA	98075		TRADE PAYABLE				$9,044.00
INSTRUMENT TECHNOLOGIES INC	9225 CHINDEN BLVD, STE E				BOISE	ID	83714		TRADE PAYABLE				$325.00
INTEGRATED SALES AND MARKETING CONSULTANTS, LLC	50 KENZEL AVENUE				NUTLEY	NJ	07110		TRADE PAYABLE				$96,362.00
INTELLIGENT ACCESS SYSTEMS OF NORTH CAROLINA, LLC	256 HEIN DR				GARNER	NC	27529		TRADE PAYABLE				$326.55
INTERNATIONAL BUSINESS MACHINES CORPORATION	PO BOX 676673				DALLAS	TX	75267		TRADE PAYABLE				$1,023.25
INTERPLAN AG	LANDSBERGER STRASSE 155				MUNCHEN		D80687	Germany	TRADE PAYABLE				$111.89
INVIVOGEN	3950 SORRENTO VALLEY BLVD. STE A				SAN DIEGO	CA	92121		TRADE PAYABLE				$189.00
IRON MOUNTAIN INC.	PO BOX 27129				NEW YORK	NY	10087		TRADE PAYABLE				$2,401.23
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD			PITTSBURGH	PA	15220		TRADE PAYABLE				$39,150.00
JIBE CONSULTING, INC.	5000 MEADOWS ROAD, STE 300				LAKE OSWEGO	OR	97035		TRADE PAYABLE				$2,402.50
JOHNS HOPKINS UNIVERSITY SCHOOL OF MEDICINE	C/O BANK OF AMERICA	12529 COLLECTIONS CENTER DRIVE			CHICAGO	IL	60693		TRADE PAYABLE	X			$0.00
JOHNSON CONTROLS, INC.	PO BOX 730068				DALLAS	TX	75373		TRADE PAYABLE				$1,948.76
JONES DAY	PO BOX 70294				CLEVELAND	OH	44190		TRADE PAYABLE				$225.00
KAYE-SMITH	PO BOX 956				RENTON	WA	98057		TRADE PAYABLE	X			$0.00
KEY AIR CONDITIONING CONTRACTORS, INC.	10905 LAUREL AVE				SANTA FE SPRINGS	CA	90670		TRADE PAYABLE				$11,200.00
KEY BIOLOGICS, LLC	1256 UNION AVENUE, SUITE 200				MEMPHIS	TN	38104		TRADE PAYABLE				$2,390.00
KILPATRICK TOWNSEND & STOCKTON LLP	DEPT #34542, P.O. BOX 39000				SAN FRANCISCO	CA	94139		TRADE PAYABLE	X			$0.00
KING & SPALDING, LLP	PO BOX 116133				ATLANTA	GA	30368		TRADE PAYABLE	X			$0.00
KING COUNTY FINANCE	ROOM 600	500 FOURTH AVE			SEATTLE	WA	98104		TRADE PAYABLE				$1,037.92
KINSALE HOLDINGS, INC	SUITE 700	475 SANSOME STREET			SAN FRANCISCO	CA	94111		TRADE PAYABLE	X			$0.00
KORN/FERRY INTERNATIONAL	NW 5064	PO BOX 1450			MINNEAPOLIS	MN	55485		TRADE PAYABLE				$5,309.00
LABORATORY CORPORATION OF AMERICA HOLDINGS	PO BOX 12140				BURLINGTON	NC	27216		TRADE PAYABLE				$35,239.90
LABWARE INC	#3 ML RD, STE 102				WILMINGTON	DE	19806		TRADE PAYABLE				$24,966.42
LASHUNDA BANKS, ET AL.	ATTN JEFFREY G. CASURELLA	2950 ATLANTA ROAD SE			SMYRNA	GA	30080-3655		LITIGATION	X	X	X	UNKNOWN
LEVEL 3 COMMUNICATIONS, INC.	P.O. BOX 910182				DENVER	CO	80291		TRADE PAYABLE				$393.90
LIFE ACCOUNT, LLC	COMPASS PROFESSIONAL HEALTH SERVICES	3102 OAK LAWN, SUITE 215			DALLAS	TX	75219		TRADE PAYABLE				$39.00
LIFE STREAM	ATTN: ACCOUTS RECEIVABLE	PO BOX 1429			SAN BERNARDINO	CA	92402		TRADE PAYABLE				$8,790.00
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR			CHICAGO	IL	60693		TRADE PAYABLE	X			$0.00
LIZ WILSON CLINICAL RESEARCH INC.	737 WESTWOOD DR				SANTA BARBARA	CA	93109		TRADE PAYABLE	X			$0.00

5 of 10

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
LONZA WALKERSVILLE, INC	12261 COLLECTIONS CENTER DRIVE				CHICAGO	IL	60693		TRADE PAYABLE				$888.05
MALECARE, INC.	419 LAFAYETTE STREET, 2ND FLOOR				NEW YORK	NY	10003		TRADE PAYABLE				$2,083.33
MANAGED CARE & HEALTHCARE COMMUNICATIONS, LLC.	666 PLAINSBORO ROAD, STE 300				PLAINSBORO	NJ	08536		TRADE PAYABLE				$62,500.00
MARIA DE SANTIS	KUNDRATSTRASSE 3				WIEN			AUSTRIA	TRADE PAYABLE				$4,422.92
MATTHEW COOPERBERG, MD	425 SPRUCE ST.				SAN FRANCISCO	CA	94118		TRADE PAYABLE				$1,053.08
MAXSAM INC	6947 COAL CREEK PARKWAY SE	SUITE 3300			NEWCASTLE	WA	98059		TRADE PAYABLE				$9,720.00
MAYO CLINIC	PO BOX 860334				MINNEAPOLIS	MN	55486		TRADE PAYABLE	X			$0.00
MCMASTER-CARR SUPPLY COMPANY	PO BOX 7690				CHICAGO	IL	60680		TRADE PAYABLE				$451.22
MCNAUL EBEL NAWROT & HELGREN	ONE UNION SQ	600 UNIVERSITY STREET STE 2700			SEATTLE	WA	98101		TRADE PAYABLE				$34,719.05
MEDPRO SYSTEMS, LLC	100 STIERLI COURT, SUITE 100				MT. ARLINGTON	NJ	07856		TRADE PAYABLE				$6,291.35
MERCER (US) INC.	PO BOX 730212				DALLAS	TX	75373		TRADE PAYABLE	X			$0.00
MESA LABORATORIES, INC.	12100 W 6TH AVE				LAKEWOOD	CO	80228		TRADE PAYABLE				$1,048.67
MESA MONITORING, INC.	12100 W 6TH AVE				LAKEWOOD	CO	80228		TRADE PAYABLE				$880.90
MESO SCALE DIAGNOSTICS, LLC.	ACCOUNTS RECEIVABLE	PO BOX 75112			BALTIMORE	MD	21275		TRADE PAYABLE				$10,073.84
METTLER TOLEDO	22670 NETWORK PLACE				CHICAGO	IL	60673		TRADE PAYABLE				$963.48
MICHIGAN INSTITUTE OF UROLOGY	130 TOWN CENTER DRIVE, SUITE 101				TROY	MI	48084		TRADE PAYABLE	X			$0.00
MITSUBISHI ELECTRIC & ELECTRONICS USA INC.	MEUS GROUP 03	25480 NETWORK PLACE			CHICAGO	IL	60673		TRADE PAYABLE				$107.75
MOBILE MINI LLC	PO BOX 7144				PASADENA	CA	91109		TRADE PAYABLE				$123.86
MORRIS, NICHOLS, ARSHT & TUNNELL LLP	1201 NORTH MARKET STREET SUITE 1600				WILMINGTON	DE	19801		TRADE PAYABLE	X			$0.00
MOUNT SINAI SCHOOL OF MEDICINE	ONE GUSTAVE L. LEVY PLACE	DEPT OF UROLOGY, BOX 1272			NEW YORK	NY	10029		TRADE PAYABLE	X			$0.00
NATIONAL ONCOLOGY CONSULTANTS	8228 MAYFIELD RD – SUITE 2A				CHESTERLAND	OH	44026		TRADE PAYABLE				$5,000.00
NEAL SHORE, MD	4 NELSON COURT				MYRTLE BEACH	CA	29572		TRADE PAYABLE				$4,500.00
NEW YORK BLOOD CENTER	PO BOX 9674				UNIONDALE	NY	11553		TRADE PAYABLE				$61,470.00
NEW YORK UNIVERSITY SCHOOL OF MEDICINE	BANK OF AMERICA	PO BOX 415026			BOSTON	MA	02241		TRADE PAYABLE	X			$0.00
NIXON PEABODY LLP	PO BOX 28012				NEW YORK	NY	10087		TRADE PAYABLE	X			$0.00
NORTH COAST ELECTRIC	PO BOX 34399				SEATTLE	WA	98124		TRADE PAYABLE				$655.22
NORTHWEST COFFEE SERVICES	BRINTON BUSINESS VENTURES, INC.	13800 TUKWILA INTERNATIONAL BLVD			TUKWILA	WA	98168		TRADE PAYABLE				$769.41
NORTHWEST MEDICAL SPECIALTIES, PLLC	RESEARCH DEPT	1624 SOUTH I STREET # 305			TACOMA	WA	98405		TRADE PAYABLE				$19,200.00
NORTHWEST RADIATION SERVICES, INC.	11539 PALATINE AVE N				SEATTLE	WA	98133		TRADE PAYABLE				$225.00
NOVITEX ENTERPRISE SOLUTIONS, INC.	P.O. BOX 845801				DALLAS	TX	75284		TRADE PAYABLE				$9,296.78
NULLI SECUNDUS INC	#401, 1228 KENSINGTON ROAD NW				CALGARY		T2N 3P7	CANADA	TRADE PAYABLE				$35,304.75
OAG AVIATION WORLDWIDE LLC	24336 NETWORK PLACE				CHICAGO	IL	60673		TRADE PAYABLE				$812.50
OHA RECEIPTING UNIT/DRUG REBATE	500 SUMMER ST NE E-08				SALEM	OR	97301-1077		TRADE PAYABLE				$30,387.20
ONCOLOGY SPECIALISTS SC	P.O. BOX 736				PARK RIDGE	IL	60068		TRADE PAYABLE	X			$0.00

6 of 10

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
ONEBLOOD, INC	PO BOX 628342				ORLANDO	FL	32862		TRADE PAYABLE				$54,650.00
OPTIMUM LIGHTPATH	CABLEVISION LIGHTPATH, INC.	PO BOX 360111			PITTSBURGH	PA	15251		TRADE PAYABLE				$1,042.50
ORACLE AMERICA INC.	PO BOX 44471				SAN FRANCISCO	CA	94144		TRADE PAYABLE				$43,806.72
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE, STE 101			SPRINGFIELD	OR	97477		TRADE PAYABLE	X			$0.00
PACIFIC OFFICE AUTOMATION (OR)	14747 NW GREENBRIER PKWY				BEAVERTON	OR	97006		TRADE PAYABLE				$1,231.69
PACIFIC OFFICE AUTOMATION INC (CA)	PO BOX 31001-0273				PASADENA	CA	91110		TRADE PAYABLE				$7,998.80
PAREXEL INTERNATIONAL, LLC	9268 PAYSPHERE CIRCLE				CHICAGO	IL	60674		TRADE PAYABLE				$120,096.83
PATRICK OBUKOWICZ	620 N 42ND ST. UNIT B				SEATTLE	WA	98103		TRADE PAYABLE				$1,534.62
PAYER SCIENCES, LLC	217 HALLS MILL ROAD				LEBANON	NJ	08833		TRADE PAYABLE				$7,500.00
PEARSON CONSULTING GROUP, LLC	7701 ESCALA DRIVE				AUSTIN	TX	78735		TRADE PAYABLE				$2,000.00
PERFICIENT, INC.	BOX 200026				PITTSBURGH	PA	15251		TRADE PAYABLE				$2,450.00
PHARMACEUTICAL RESEARCH ASSOCIATES, INC	P.O. BOX 200072				DALLAS	TX	75320		TRADE PAYABLE	X			$0.00
PIEDMONT - BRIDGEWATER, NJ, LLC.	2129 PAYSPHERE CIRCLE				CHICAGO	IL	60674		TRADE PAYABLE	X			$4,003.42
PLANTSCAPES, INC	1127 POPLAR PL S				SEATTLE	WA	98144		TRADE PAYABLE				$26.01
POLARIS MANAGEMENT PARTNERS, LLC	100 BROADWAY, 7 FL				NEW YORK	NY	10005		TRADE PAYABLE				$3,100.00
PORZIO BROMBERG & NEWMAN, PC	100 SOUTHGATE PARKWAY				MORRISTOWN	NJ	07962		TRADE PAYABLE	X			$0.00
PREMIER CARES FOUNDATION INC.	PO BOX 93				PLEASANT VALLEY	NY	12569		TRADE PAYABLE				$5,000.00
PREMIER MEDICAL GROUP OF THE HUDSON VALLEY	1 COLUMBIA ST, SUITE 390				POUGHKEEPSIE	NY	12601		TRADE PAYABLE	X			$0.00
PRICEWATERHOUSECOOPERS, LLP	PO BOX 514038				LOS ANGELES	CA	90051		TRADE PAYABLE	X			$0.00
PRINTWEST INC	PO BOX 692				WOODINVILLE	WA	98072		TRADE PAYABLE				$3,053.48
PROCTOR HEYMAN LLP	ATTN: D. COMPTON, K.HEYMAN, M. ADAMS	300 DELAWARE AVE STE 200			WILMINGTON	DE	19801		TRADE PAYABLE				$4,653.57
PROGISTICS DISTRIBUTION INC.	PO BOX 5045				HAYWARD	CA	94540		TRADE PAYABLE				$21.69
PROTUS IP SOLUTIONS, INC	ACCOUNTS RECEIVABLE DEPARTMENT	2 GURDWARA AVE., SUITE 300	2 GURDWARA AVE., SUITE 300		OTTAWA		K2E 1A2	CANADA	TRADE PAYABLE				$84.00
PROVIDENCE PORTLAND MEDICAL CENTER	ATTENTION SUE RICH	PO BOX 13993			PORTLAND	OR	97213		TRADE PAYABLE	X			$0.00
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210				SANTA ANA	CA	92711		TRADE PAYABLE				$71,095.70
PUGET SOUND BLOOD CENTER	921 TERRY AVE				SEATTLE	WA	98104		TRADE PAYABLE				$1,029.25
PUGET SOUND DISPATCH	74 SOUTH HUDSON				SEATTLE	WA	98134		TRADE PAYABLE				$509.10
PUGET SOUND ENERGY	BOT-01H	PO BOX 91269			BELLEVUE	WA	98009		TRADE PAYABLE				$15,209.67
PURETEC INDUSTRIAL WATER	3151 STURGIS ROAD				OXNARD	CA	93031		TRADE PAYABLE				$83.93
QIAGEN INC	P.O. BOX 5132				CAROL STREAM	IL	60197		TRADE PAYABLE				$575.94
QUINTAL	RE: QUINTAL V BAYH	C/O LEVI & KORSINSKY	ATTN: DOUGLAS E JULIE	30 BROAD ST, 24TH FLOOR	NEW YORK	NY	10004		LITIGATION	X	X	X	UNKNOWN
R.W. DAVIS OIL CO INC.	4383 LILBUM INDUSTRIAL WAY				LILBUM	GA	30047		TRADE PAYABLE				$2,910.69
RADIANT SYSTEMS INC.	107B - CORPORATE BOULEVARD				SOUTH PLAINFIELD	NJ	07080		TRADE PAYABLE	X			$0.00
RAGNI CORPORATION	16779 NE 121ST ST.				REDMOND	WA	98052	#N/A	TRADE PAYABLE				$3,840.00
RAININ INSTRUMENT LLC	27006 NETWORK PLACE				CHICAGO	IL	60673		TRADE PAYABLE				$3,652.83

7 of 10

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
RAOUL S. CONCEPCION	2801 CHARLOTTE AVENUE				NASHVILLE	TN	37209		TRADE PAYABLE				$3,900.00
RAYMOND H. POCOROBA	68 TURTLEBACK RD				CALIFON	NJ	07830		TRADE PAYABLE				$3,400.00
RECALL TOTAL INFORMATION MANAGEMENT, INC	015295 COLLECTIONS CENTER DRIVE				CHICAGO	IL	60693		TRADE PAYABLE				$3,340.58
RECOLOGY CLEANSCAPES	PO BOX 34260				SEATTLE	WA	98124		TRADE PAYABLE				$1,575.04
REED SMITH, LLP	PO BOX 360110				PITTSBURGH	PA	15251		TRADE PAYABLE	X			$0.00
REDLINE SOLUTIONS, INC.	2000 WYATT DRIVE, SUITE 11				SANTA CLARA	CA	95054		TRADE PAYABLE				$178.65
REGENTS OF THE UNIVERSITY OF CALIFORNIA	UCSD OFFICE OF CLINICAL TRIAL ADMIN	9444 MEDICAL DRIVE			LA JOLLA	CA	92037		TRADE PAYABLE	X			$0.00
REGENTS OF THE UNIVERSITY OF CALIFORNIA, SAN FR	UNIVERSITY OF CA		SAN FRANCISCO		SAN FRANCISCO	CA	94143		TRADE PAYABLE	X			$0.00
REGENTS OF THE UNIVERSITY OF COLORADO	MAIL STOP F547	13001 EAST 17TH PLACE			AURORA	CO	80045		TRADE PAYABLE	X			$0.00
REGIONAL CANCER CARE ASSOCIATES LLP	FINANCE DEPARTMENT	100 FIRST ST. STE 301			HACKENSACK	NJ	07601		TRADE PAYABLE				$71,331.00
REPRINTS DESK, INC.	DEPT CH 16507				PALATINE	IL	60055		TRADE PAYABLE				$1,133.81
REPUBLIC SERVICES	PO BOX 78829				PHOENIX	AZ	85062		TRADE PAYABLE				$589.91
RICHARDS, LAYTON & FINGER	ONE RODNEY SQUARE	920 NORTH KING STREET			WILMINGTON	DE	19801		TRADE PAYABLE				$12,380.12
ROBERT J JONES	GREENPARK	CHARLOTTE ST			HELENSBURGH		G84 7SE	United Kingdom	TRADE PAYABLE				$314.59
RX MOSAIC HEALTH LLC	711 THIRD AVE, 18TH FLOOR				NEW YORK	NY	10017		TRADE PAYABLE				$46,090.39
SAINT-GOBAIN PERFORMANCE PLASTICS CORPORATION	LOCKBOX# 7799	PO BOX 7247			PHILADELPHIA	PA	19170		TRADE PAYABLE	X			$0.00
SARGAS PHARMACEUTICAL ADHERENCE & COMPLIANCE	6401 TRUXTON AVE SUITE 220				BAKERSFIELD	CA	93311		TRADE PAYABLE				$34,350.00
SAVVIS COMMUNICATIONS CORPORATION	13322 COLLECTIONS CENTER DRIVE				CHICAGO	IL	60693		TRADE PAYABLE				$132,716.57
SCS FLOORING SYSTEMS	530 S MAIN STREET #110				ORANGE	CA	92868		TRADE PAYABLE				$552.64
SEATTLE MAINTENANCE SERVICES, INC.	PO BOX 95384				SEATTLE	WA	98145		TRADE PAYABLE				$200.00
SECURITIES EXCHANGE COMMISSION	100 F ST NE				WASHINGTON	DC	20549		INVESTIGATION	X	X	X	UNKNOWN
SEITZ ROSS ARONSTAM & MORITZ LLP	ATTN: COLLINS L. SEITZ				WILMINGTON	DE	19801		TRADE PAYABLE				$3,447.00
SGS LIFE SCIENCE SERVICES	PO BOX 2502				CAROL STREAM	IL	60132		TRADE PAYABLE	X			$0.00
SHAREHOLDER.COM	PO BOX 8500	LOCKBOX NUMBER 30200			PHILADELPHIA	PA	19178		TRADE PAYABLE				$2,231.30
SHARP MEMORIAL HOSPITAL	ATTN: CATHY WOOD	7901 FROST ST			SAN DIEGO	CA	92123		TRADE PAYABLE	X			$0.00
SHRED-IT	SHRED-IT USA - LOS ANGELES	PO BOX 101007			PASADENA	CA	91189		TRADE PAYABLE				$470.31
SHRED-IT US JV LLC	PO BOX 101007				PASADENA	CA	91189		TRADE PAYABLE				$905.07
SIDLEY AUSTIN LLP	PO BOX 0642				CHICAGO	IL	60690		TRADE PAYABLE	X			$0.00
SIEMENS INDUSTRY, INC.	PO BOX 2134				CAROL STREAM	IL	60132		TRADE PAYABLE				$1,173.00
SIMPLEXGRINNELL	DEPT CH 10320				PALATINE	IL	60055		TRADE PAYABLE				$116.07
SINO BIOLOGICAL, INC.	RM B-209, 14 ZHONG HE STREET, BDA				BEIJING		100176	CHINA	TRADE PAYABLE				$5,108.00
SOURCE HEALTHCARE ANALYTICS, LLC	PO BOX 277158				ATLANTA	GA	30384		TRADE PAYABLE				$57,866.83
SPARKLETTS	PO BOX 660579				DALLAS	TX	75266		TRADE PAYABLE				$483.15
SPRINT	PO BOX 219100				KANSAS CITY	MO	64121		TRADE PAYABLE				$22,292.33
STAFFORD PRESS	WESTERN TAG & LABEL	14612 NE 91ST STREET			REDMOND	WA	98052		TRADE PAYABLE				$1,694.97
STAPLES ADVANTAGE	DEPT LA	PO BOX 83689			CHICAGO	IL	60696		TRADE PAYABLE				$6,601.60

8 of 10

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
STERICYCLE INC	P.O. BOX 6582				CAROL STREAM	IL	60197		TRADE PAYABLE				$21,610.87
STERITECH GROUP, INC	PO BOX 472127				CHARLOTTE	NC	28247		TRADE PAYABLE				$834.36
STERLING COURIER SYSTEMS	PO BOX 35418				NEWARK	NJ	07193		TRADE PAYABLE	X			$0.00
STOEL RIVES LLP	STE 2600	900 SW FIFTH AVE			PORTLAND	OR	97204		TRADE PAYABLE	X			$0.00
STRATUSG LLC	7438 SE 40TH				MERCER ISLAND	WA	98040		TRADE PAYABLE				$2,100.00
TAOS MOUNTAIN, INC.	PO BOX 225				SANTA CLARA	CA	95052		TRADE PAYABLE				$132,275.00
TECHNICAL SAFETY SERVICES INC	DEPT 33265	PO BOX 39000			SAN FRANCISCO	CA	94139		TRADE PAYABLE				$4,757.00
TEKNOVARE	PRODOP CORPORATION	1499 BLAKE ST UNIT 1-K			DENVER	CO	80202		TRADE PAYABLE				$60,698.96
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339				DALLAS	TX	75284		TRADE PAYABLE				$136.63
THOMAS JEFFERSON UNIVERSITY HOSPTIAL	ATTN.: KAREN GOSIK	1020 LOCUST ST., RM# 490 JAH			PHILADELPHIA	PA	19107		TRADE PAYABLE	X			$0.00
T-MOBILE	P.O. BOX 660252				DALLAS	TX	75266		TRADE PAYABLE				$4,407.04
TMS HEALTH, LLC	C/O ACS	P.O. BOX 201322			DALLAS	TX	75320		TRADE PAYABLE				$1,489.31
TOTALFUNDS BY HASLER	P.O. BOX 30193				TAMPA	FL	33630		TRADE PAYABLE				$1,000.00
TRANE U.S., INC.	3600 PAMMEL CREEK ROAD				LA CROSSE	WI	54601		TRADE PAYABLE				$3,330.59
TRANSCAT, INC.	PO BOX 62827				BALTIMORE	MD	21264		TRADE PAYABLE				$2,857.88
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVENUE, 39THFLR				NEW YORK	NY	10016		TRADE PAYABLE				$7,643.37
TRIALOMICS, LLC	900 LENORA ST. UNIT 508				SEATTLE	WA	98121		TRADE PAYABLE				$1,660.00
TRINITY PARTNERS, LLC	230 THIRD AVE				WALTHAM	MA	02451		TRADE PAYABLE				$124,674.35
TSI INCORPORATED	PO BOX 86 SDS 12-0764				MINNEAPOLIS	MN	55486		TRADE PAYABLE				$579.87
TULANE MEDICAL CENTER	UNIV HEALTHCARE SYSTEM LLC	1151 ENTERPRISE DR 100			COPPELL	TX	75019		TRADE PAYABLE				$1,720.00
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT				KANSAS CITY	MO	64111		TRADE PAYABLE	X			$0.00
UNITED PARCEL SERVICE - UPS	PO BOX 894820				LOS ANGELES	CA	90189		TRADE PAYABLE				$51.50
UNIVERSITY OF CHICAGO	SONYA BOWEN, FINANCIAL ADMIN	5841 S MARYLAND AVE RMW604 (MC6091)			CHICAGO	IL	60637		TRADE PAYABLE	X			$0.00
UNIVERSITY OF CONNECTICUT HEALTH CENTER	ATTN: DAVID LARKIN, RESEARCH ADMINISTRATION & FINANCE	263 FARMINGTON AVE. MC 5335			FARMINGTON	CT	06030		TRADE PAYABLE	X			$0.00
UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL	FINANCE & BUSINES OPERATIONS: L.SOLANA	170 MANNING DRIVE			CHAPEL HILL	NC	27599		TRADE PAYABLE	X			$0.00
UNIVERSITY OF SOUTHERN CALIFORNIA	SPONSORED PROJECTS ACCOUNTING	3500 S FIGUEROA STREET SUITE 102			LOS ANGELES	CA	90089		TRADE PAYABLE	X			$0.00
UROLOGIC SPECIALISTS OF OKLAHOMA, INC.	10901 E 48TH STREET SOUTH				TULSA	OK	74146		TRADE PAYABLE	X			$0.00
UROLOGICAL ASSOCIATES OF SOUTHERN ARIZONA	2260 W. ORANGE GROVE RD.				TUCSON	AZ	85741		TRADE PAYABLE	X			$0.00
UROLOGY CENTER OF COLORADO, PC	2777 MILE HIGH STADIUM CIRCLE				DENVER	CO	80211		TRADE PAYABLE	X			$0.00
UROLOGY CENTERS OF ALABAMA	3485 INDEPENDENCE DRIVE				HOMEWOOD	AL	35209		TRADE PAYABLE	X			$0.00
UROLOGY OF VIRGINIA	ATTN: LAURIE JACKSON RESEARCH	225 CLEARFIELD AVE			VIRGINIA BEACH	VA	23462		TRADE PAYABLE	X			$0.00
US BANK EQUIPMENT FINANCE	PO BOX 790448				ST LOUIS	MO	63179		TRADE PAYABLE				$1,209.24
VARIDESK, LLC	PO BOX 3588				COPPELL	TX	75019		TRADE PAYABLE				$330.04
VEOLIA ES TECHNICAL SOLUTIONS, L.L.C.	PO BOX 73709				CHICAGO	IL	60673		TRADE PAYABLE				$4,029.07

9 of 10

In re Dendreon Corporation
Case No. 14-12515
Schedule F - Creditors Holding Unsecured Nonpriority Claims

Creditor Name	Address1	Address2	Address3	Address4	City	State	Zip	Country	Date Claim was Incurred and Consideration for Claim. If Claim is Subject to Setoff, so State.	Contingent	Unliquidated	Disputed	Amount of Claim
VERIZON	PO BOX 660108				DALLAS	TX	75266		TRADE PAYABLE				$295.61
VICTORY MARKETING GROUP INC.	BLDG 5, SUITE 5	678 ROUTE 202/206 NORTH			BRIDGEWATER	NJ	08807		TRADE PAYABLE				$29,850.00
VINSON & ELKINS LLP	PO BOX 301019				DALLAS	TX	75303		TRADE PAYABLE	X			$0.00
VOGEL FARINA LLC	ATTN: DIANE NEWLIN	114 FIFTH AVE			NEW YORK	NY	10011		TRADE PAYABLE				$203,250.00
VOX MEDICA	C/O MERCHANT FINANCIAL CORPORATION	PO BOX 716, MIDTOWN STATION			NEW YORK	NY	10018		TRADE PAYABLE				$5,729.17
VWR INTERNATIONAL INC	P.O. BOX 640169				PITTSBURGH	PA	15264		TRADE PAYABLE				$47,720.92
WASTE MANAGEMENT OF ATLANTA HAULING	PO BOX 105453				ATLANTA	GA	30348		TRADE PAYABLE				$3,521.25
WCI TELECOM	PO BOX 9497				SEATTLE	WA	98109		TRADE PAYABLE				$10,879.29
WESTERN INSTITUTIONAL REVIEW BOARD - WIRB	PO BOX 150434	DEPT 106091			HARTFORD	CT	06115		TRADE PAYABLE				$1,500.00
WILSON SONSINI GOODRICH ROSATI	PO BOX 742866				LOS ANGELES	CA	90074		TRADE PAYABLE				$1,011.50
WORLD COURIER INC	PO BOX 842325				BOSTON	MA	02284		TRADE PAYABLE	X			$0.00
WUXI APPTEC, INC.	24681 NETWORK PLACE				CHICAGO	IL	60673		TRADE PAYABLE				$9,680.00
XCENDA, LLC.	PO BOX 198298				ATLANTA	GA	30384		TRADE PAYABLE				$100,000.00
ZIMMERMANN HAUSCHILD	BLUMENSTRABE 28				DUSSELDORF		40212	Germany	TRADE PAYABLE				$218.31
											TOTAL		$624,050,463.03

10 of 10

B6G (Official Form 6G) (12/07)
In re Dendreon Corporation Case No. 14-12515 (LSS)
, Debtor
SCHEDULE G—EXECUTORY CONTRACTS AND UNEXPIRED LEASES
Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor’s interest in contract, i.e., “Purchaser”, “Agent”, etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described. If a minor child is a party to one of the leases or contracts, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).
Check this box if debtor has no executory contracts or unexpired leases.
Description of Contract or Lease and Nature of Debtor’s Interest. Name and Mailing Address, Including Zip Code, State whether lease is for nonresidential real property. of Other Parties to Lease or Contract State contract number of any government contract.
See Schedule G Attachment
0 continuation sheets attached to Schedule of Executory Contracts and Unexpired Leases

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
21st Century Oncology, LLC	2234 Colonial Blvd		Fort Myers	FL	33907		Clinical Trial/Study Agreement
3. Med. Abteilung - Zentrum für Onkologie und Hämatologie, Kaiser Franz Josef-Spital, SMZ-Süd	Kundratstrasse 3		A1100 Wien				Clinical Trial/Study Agreement for P11-1
4MULA Consulting, LLC	765 WARREN STREET		WESTFIELD	NJ	07090		Professional Services Agreement
Abgenix, Inc.	42245 REMINGTON AVE. SUITE 13		TEMECULA	CA	92590		Co-Development Agreement
Accellent Inc.	4776 Solutions Center # 203520		DALLAS	TX	75320		Supply Agreement
ADP, Inc	PO BOX 842875		BOSTON	MA	02284		Payroll Services Agreement
Adult & Pediatric Urology	2351 Connecticut Ave. S., Suite 200		Sartell	MN	56377		Clinical Trial/Study Agreement
Advanced Medical Specialties	8940 North Dendall Drive, Suite 300E		Miami	FL	33176		Clinical Trial/Study Agreement
Advanced Urology, P.C.	11960 Lioness Way, Suite 210		Parker	CO	80134		Clinical Trial/Study Agreement for P10-3
Advanced Urology, PC	11960 Lioness Way, Suite 210		Parker	CO	80134		Clinical Trial/Study Agreement for P12-1
Advantage Management Solutions, Inc.	220 COMMERCE DR. SUITE 400		FT WASHINGTON	PA	19034		IT Agreement
Aerie Canal Consulting, LLC	MONTE D. LEVINSON	311 NW 50TH ST.	SEATTLE	WA	98107		Professional Services Agreement
Aerotek Scientific LLC	3689 COLLECTION CTR. DR.		CHICAGO	IL	60693		Staffing Agency Agreement
AES Clean Technology, Inc.	422 STUMP RD		MONTGOMERYVILLE	PA	18936		Service Agreement
Agencies of Change, LLC dba imc² health & wellness	PO BOX 671498	TECHNOLOGY SPA	DALLAS	TX	75267		Hosting Services Agreement
Agencies of Change, LLC dba imc² health & wellness	PO BOX 671498	TECHNOLOGY SPA	DALLAS	TX	75267		Marketing Services Agreement
Airgas Puritan Medical Division	4007 Paramount Blvd	Suite 100	Lakewood	CA	90712		Supply Agreement
Airgas South, Inc.	PO BOX 532609		ATLANTA	GA	30353		Supply Agreement
Airgas USA, LLC	PO BOX 532609		ATLANTA	GA	30353		Supply Agreement for 1539 Freezer
Airgas USA, LLC	PO BOX 532609		ATLANTA	GA	30353		Supply Agreement for 1538 Freezer
Airgas-East, Inc.	325 McCausland Court		Cheshire	CT	06410		Supply Agreement
Airport Center III	13191 Crossroads Pkwy N. 6th fl		CITY OF INDUSTRY	CA	91746		Real Property Lease
Alabama Oncology, LLC Bruno Cancer Center	810 St. Vincents Drive		Birmingham	AL	35205		Clinical Trial/Study Agreement
Alaska Clinical Research Center, LLC	188 W. Northern Lights Blvd. Suite 800		Anchorage	AK	99504		Clinical Trial/Study Agreement
Alison Del Vento LLC	PO BOX 99447	TWELVE AND TWENTY LLC	SEATTLE	WA	98139		Professional Services Agreement
All Temp Mechanical Inc.	527 N.W. 196TH PL.		SHORELINE	WA	98177		Vendor Agreement
Amato, Robert MD	3816 Ruskin St		Houston	TX	77005		Professional Services Agreement
American Express Travel Related Services Company	PO BOX 360001	TRAVEL RELATED SERVICES CO.	FORT LAUDERDALE	FL	33336		Vendor Agreement
American National Red Cross	PO BOX 100805		PASADENA	CA	91189		Leukapheresis Collection Agreement
AmerisourceBergen Corporation	3101 Gaylord Parkway		Frisco	TX	75034		IT Agreement
Amgen Inc.	ONE AMGEN CENTER DRIVE		THOUSAND OAKS	CA	91320		Maintenance Agreement
Amgen Inc.	ONE AMGEN CENTER DRIVE		THOUSAND OAKS	CA	91320		Rights Agreement
Amgen Inc.	ONE AMGEN CENTER DRIVE		THOUSAND OAKS	CA	91320		Vendor Agreement
Analytica LA-SER International, Inc.	24 W 40TH ST-8TH FLOOR		NEW YORK	NY	10018		Service Agreement
Andrew Sandler	Redacted						Employment Agreement
Apheresis Care Group, Inc.	2100 Webster St	#512	San Francisco	CA	94115		Manufacturing Agreement
ARCA Biopharma, Inc.	8001 Arista Place	Suite 200	Broomfield	CO	80021		Assumption Agreement
ARCA Biopharma, Inc.	8001 Arista Place	Suite 200	Broomfield	CO	80021		License Agreement
Ariba	PO BOX 642962		PITTSBURGH	PA	15264		Vendor Agreement and Renewal
Arizona Institute of Urology	1100 North El Dorado Place		Tucson	AZ	85715		Clinical Trial/Study Agreement for P12-1
Arizona Institute of Urology, PLLC	1100 North El Dorado Place		Tucson	AZ	85715		Clinical Trial/Study Agreement for P10-3
Arizona Radiation Therapy Management, Inc.	2234 Colonial Blvd.		Fort Meyers	FL	33907		Clinical Trial/Study Agreement
Arlington Cancer Center	906 W. Randol Mill Rd		Arlington	TX	76012		Clinical Trial/Study Agreement
Armstrong, Andrew J. MD	201 Pitch Pine Lane		Chapel Hill	NC	27514		Consulting Services Agreement
ASD Specialty Healthcare, Inc.	3101 Gaylord Parkway		Frisco	TX	75034		Distributor Agreement
Asheville Hematology & Oncology	20 Medical Park Drive		Asheville	NC	28803		Clinical Trial/Study Agreement
Assign Clinical Research GmbH, Assign Group	FANNY-ZOBEL-STR 5 12435 BERLIN					GERMANY	Supply Agreement and all Modifications and Revisions
Assign Clinical Research GmbH, Assign Group	FANNY-ZOBEL-STR 5 12435 BERLIN						Supply Agreement
Assign International GmbH	FANNY-ZOBEL-STR 5 12435 BERLIN					GERMANY	CRO Agreement
Associated Medical Professionals of New York, PLLC	1226 East Water Street		Syracuse	NY	13210		Clinical Trial/Study Agreement for N10-1
Associated Medical Professionals of New York, PLLC	1226 East Water Street		Syracuse	NY	13210		Clinical Trial/Study Agreement for P11-4
Associated Medical Professionals of New York, PLLC	1226 East Water Street		Syracuse	NY	13210		Clinical Trial/Study Agreement for P12-2
Associated Medical Professionals of NY, PLLC	1226 East Water Street		Syracuse	NY	13210		Clinical Trial/Study Agreement for P10-3

1 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Associated Medical Professionals of NY, PLLC (AMP)	1226 East Water Street		Syracuse	NY	13210		Clinical Trial/Study Agreement for P12-1
Associated Urological Specialists, LLC	7530 West College Drive, Ste. D		Palos Heights	IL	60463		Clinical Trial/Study Agreement
Associated Urologists of North Carolina	3821 Ed Drive		Raleigh	NC	27612		Clinical Trial/Study Agreement
Atlanta Blood Services	5670 Peachtree Dunwoody Rd STE 1075		ATLANTA	GA	30342		Leukapheresis Collection Agreement
Atlanta Hematology Oncology Associates	105 Collier Road NorthWest Suite 3040		Atlanta	GA	303091710		Clinical Trial/Study Agreement
Atlantic Urological Associates	1061 Medical Center Dr Suite 300		Orange City	FL	32763		Clinical Trial/Study Agreement
Augusta Oncology Associates, P.C.	3696 Wheeler Road		Augusta	GA	30909		Clinical Trial/Study Agreement
Austin Preclinical Consulting LLC	11 HARTWELL BROOK DR.		NASHUA	NH	03060		Consulting Services Agreement
Avaion, Inc.	4280 OAKVIEW LANE N		PLYMOUTH	MN	55442		Commercial Marketing Agreement
Avera Cancer Institute	1000 East 23rd Street Suite 230		Sioux Falls	SD	57105		Clinical Trial/Study Agreement
Axess Oncology, Inc.	TWO CONCOURSE PARKWAY	SUITE 255	ATLANTA	GA	30338		Service Agreement
Axio Research Corporation	2601 4TH AVENUE STE 200		SEATTLE	WA	98121		Clinical Trial/Study Agreement
Axis Studios	911 PINE ST. SUITE 301		SEATTLE	WA	98101		Maintenance Agreement
BAMAP	2100 Webster St	#512	San Francisco	CA	94115		Manufacturing Agreement
Barbara Ann Karmanos Cancer Center	4100 JOHN R HW04HO	KARMANOS CANCER CENTER, C/O CHERYL GUNNELLS	DETROIT	MI	48201		Clinical Trial/Study Agreement
Bart's and the London NHS Trust, of the Royal London Hospital, Whitechapel	The Royal London Hospital	Barts & The London NHS Trust, Whitechapel	London		E1 1BB	England	Clinical Trial/Study Agreement for P11
Bayer Corporation	511 Benedict Avenue		Tarrytown	NY	105915097		License Agreement
Bayer Corporation	511 Benedict Avenue		Tarrytown	NY	105915097		License Agreement
Beckman Coulter, Inc.	DEPT CH 10164		PALATINE	IL	60055		Supply Agreement
Becton, Dickinson and Company	1 Becton Drive		Franklin Lakes	NJ	74171880		Purchase Agreement
Benaroya Research Center at Virginia Mason	1201 9TH AVENUE	BRI # 3067500 (P102) SCOTT SPALDING	SEATTLE	WA	98101		Clinical Trial/Study Agreement
BioClinica, Inc.	P.O. BOX 824134		PHILADELPHIA	PA	19182		Laboratory Services Agreement
Biological Specialty Corporation	2165 N LINE ST		COLMAR	PA	18915		Manufacturing Agreement
BioPharm Communications	290 UNION SQUARE DRIVE		NEW HOPE	PA	18938		Marketing Services Agreement
BioPharm Systems, Inc.	2000 ALAMEDA DE LAS PULGAS STE 154		SAN MATEO	CA	94403		Vendor Agreement
BioPharma Resource Groups, LLC	61360 Ward Road		Bend	OR	97702		Subscription Services Agreement
BioReliance Corporation	13319 COLLECTIONS CENTER DRIVE	BANK OF AMERICA	CHICAGO	IL	60693		Vendor Agreement
Blood & Tissue Center of Central Texas	4300 N. Lamar Blvd		Austin	TX	78756		Leukapheresis Collection Agreement
Blood and Cancer Center of East Texas	825 Medical Drive		Tyler	TX	75701		Clinical Trial/Study Agreement
Blood Assurance	705 E 4th St		Chattanooga	TN	37403		Leukapheresis Collection Agreement
Blood Bank of Alaska	4000 Laurel St		Anchorage	AK	99508		Leukapheresis Collection Agreement
Blood Bank of San Bernardino & Riverside Counties	PO Box 1429	LifeStream	San Bernardino	CA	924021429		Leukapheresis Collection Agreement
Blood Centers of America, Inc.	PO BOX 84-5732		BOSTON	MA	02284		Leukapheresis Collection Agreement
Blood Systems Incorporated	6210 E Oak St		Scottsdale	AZ	85257		Leukapheresis Collection Agreement
Blood Systems, Inc.	PO BOX 53022		PHOENIX	AZ	85072		Leukapheresis Collection Agreement
BloodSource	10536 Peter A McCuen Blvd		Mather	CA	95655		Leukapheresis Collection Agreement
Blutspendedienst Baden-Württemberg â€" Hessen gGmbH	Friedrich-Ebert-Str. 107	68167	Mannheim			Germany	Leukapheresis Collection Agreement
Bonfils Blood Center	P.O. BOX 1921		ENGLEWOOD	CO	80150		Leukapheresis Collection Agreement
Brenda Ranchino Research	1785 KELLEY DRIVE		HOFFMAN ESTATES	IL	60192		Consulting Services Agreement
Brookhaven National Laboratory	BLDG 185 PO BOX 5000	OFFICE OF INTELLECTUAL PROPERTY AND SPONSORED RESEARCH	UPTON	NY	11973		License Agreement
Bryn Mawr Urology Group	919 Conestoga Rd. Bldg 1	Suite 300	Rosemont	PA	19010		Service Agreement and Amendments
Building Information Systems LLC, dba Buildingi	188 106TH AVENUE NE STE 610		BELLEVUE	WA	98004		IT Agreement
Building Information Systems LLC, dba Buildingi	188 106TH AVENUE NE STE 610		BELLEVUE	WA	98004		Hosting Services Agreement
Business Wire	DEPARTMENT 34182	P.O. BOX 39000	SAN FRANCISCO	CA	94139		Media Services Agreement
Cadent Medical Communications	P.O. BOX 505214		ST LOUIS	MO	63150		Professional Services Agreement and Amendments
Cambridgesoft Corporation	PO BOX 673669		DETROIT	MI	48267		IT Agreement
Campbell Alliance Group, Inc.	BANK OF AMERICA	62670 COLLECTIONS CENTER DRIVE	CHICAGO	IL	60693		Marketing Services Agreement
Cancer Care Associates of York	25 Monument Road	Suite 296	York	PA	17403		Clinical Trial/Study Agreement
Cancer Center of Kansas	818 N. Emporia, Suite 403		Wichita	KS	67214		Clinical Trial/Study Agreement for P11-4
Cancer Center of Kansas	818 N. Emporia, Suite 403		Wichita	KS	67214		Clinical Trial/Study Agreement for P12-1
Cancer Center of Kansas, P.A.	818 N EMPORIA, STE 403		WICHITA	KS	67214		Clinical Trial/Study Agreement for P10-3
Cancer Centers of Southwest Oklahoma	104 NW 31st Street		Lawton	OK	73505		Clinical Trial/Study Agreement
Cancer Specialists of North Florida	9143 Philips Highway, Suite 560		Jacksonville	FL	32256		Clinical Trial/Study Agreement for P11-4
Cancer Specialists of South Texas, PA	1625 Rodd Field Road		Corpus Christi	TX	78412		Clinical Trial/Study Agreement

2 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Cancer Therapy Research Center @ UTHSC	7979 Wurzbach Road, 4th Floor, Zeller bldg. Mailcode 8232		San Antonio	TX	78229		Clinical Trial/Study Agreement for N10-1
Cangene bioPharma, Inc.	1111 S PACA ST		BALTIMORE	MD	21230		Master Services Agreement and Amendments
Cardinal Health 108, Inc.	7000 Cardinal Place		Dublin	OH	43017		Distributor Agreement
Cardinal Health 118, LLC d/b/a VitalSource GPO	25386 NETWORK PLACE		CHICAGO	IL	60673		Pricing/Rebate Agreement and Amendments
Cardinal Health 118, LLC d/b/a VitalSource GPO	25386 NETWORK PLACE		CHICAGO	IL	60673		Program Agreements
Cardinal Health 118, LLC d/b/a VitalSource GPO	25386 NETWORK PLACE		CHICAGO	IL	60673		Vendor Agreement
Carolina Urologic Research Center	823 82nd Parkway, Suite B		Myrtle Beach	SC	29572		Clinical Trial/Study Agreement for P10-2
Carolina Urologic Research Center	823 82nd Parkway, Suite B		Myrtle Beach	SC	29572		Clinical Trial/Study Agreement for P10-3
Carolina Urologic Research Center	823 82nd Parkway, Suite B		Myrtle Beach	SC	29572		Clinical Trial/Study Agreement for P11-3
Carolina Urologic Research Center	823 82nd Parkway, Suite B		Myrtle Beach	SC	29572		Clinical Trial/Study Agreement for P11-4
Carolina Urologic Research Center	823 82nd Parkway, Suite B		Myrtle Beach	SC	29572		Clinical Trial/Study Agreement for P12-1
Carolina Urologic Research Center	823 82nd Parkway, Suite B		Myrtle Beach	SC	29572		Clinical Trial/Study Agreement for P12-2
Carolina Urologic Research Center	823 82nd Parkway, Suite B		Myrtle Beach	SC	29572		Research Investigation Agreement
Carolina Urology Partners	924 Cox Road		Gastonia	NC	28054		Clinical Trial/Study Agreement for P10-3
Carolina Urology Partners	924 Cox Road		Gastonia	NC	28054		Clinical Trial/Study Agreement for P11-4
Carolina Urology Partners	924 Cox Road		Gastonia	NC	28054		Clinical Trial/Study Agreement for P12-1
Carter Bloodcare	P.O. BOX 916068		FT. WORTH	TX	76191		Leukapheresis Collection Agreement
Cascade Regional Blood Services	220 South I Street		Tacoma	WA	98405		Leukapheresis Collection Agreement
CCHC New Bern Cancer Care	1010 Mdical Park Avenue		New Bern	NC	28562		Clinical Trial/Study Agreement
Center for Medicaid and State Operations	Family and Children's Health Programs Group, Dvision of Benefits, Coverage and Payment	Post Office Box 26686	Baltimore	MD	21207-0486		Drug Rebate Agreement
Charleston Hematology Oncology Associates, PA	125 Doughty Street Suite 280		Charleston	SC	294035736		Clinical Trial/Study Agreement
Chesapeake Urology Associates	806 Landmark Dr., Suite 118		Glen Burnie	MD	21061		Clinical Trial/Study Agreement
Chesapeake Urology Research Associates	6535 North Charles Street PPN Suite 625		Towson	MD	21204		Clinical Trial/Study Agreement for P10-3
Chesapeake Urology Research Associates	6569 North Charles St., Suite 708		Baltimore	MD	21204		Clinical Trial/Study Agreement for P11-4
Chronic Disease Fund, Inc.	6900 NORTH DALLAS PARKWAY	SUITE 200	PLANO	TX	75024		Service Agreement
Cisco Systems, Inc.	P.O. BOX 742927		LOS ANGELES	CA	90074		IT Agreement
Cisco Systems, Inc.	PO BOX 911869		DALLAS	TX	75391		Equipment Lease Agreement
Citrix Systems Inc.	851 W. Cypress Creed Road		Fort Lauderdale	FL	33309		Maintenance Agreement
City Of Hope Medical Center	1500 East Duarte Rd. Building 51		Duarte	CA	91010		Clinical Trial/Study Agreement
City Of Hope Medical Center	1500 East Duarte Rd. Building 51		Duarte	CA	91010		Clinical Trial/Study Agreement for N10-1
City of Hope National Medical Center	ATTN: OFFICE OF CLINICAL TRIAL FINANCE	1500 EAST DUARTE ROAD	DUARTE	CA	91010		Clinical Trial/Study Agreement for P10-3
Classic Conferences, Inc.	1 UNIVERSITY PLAZA, SUITE 310		HACKENSACK	NJ	07601		Vendor Agreement
Cleanroom Management Associates, Inc.	415 OLD WASHOE CIRCLE		CARSON CITY	NV	89704		Service Agreement
Clearwater Cancer Institute	3601 CCI Drive		Huntsville	AL	35805		Clinical Trial/Study Agreement
Cleveland Clinic - Taussig Cancer Institute	9500 Euclid Avenue		Cleveland	OH	44195		Clinical Trial/Study Agreement for P12-2
Clinical Resource Network	PO BOX 75314		CHICAGO	IL	60675		Clinical Trial/Study Agreement
CMC ICOS Biologics, Inc.	ATTN: ACCOUNTING	P.O. BOX 13858	MILL CREEK	WA	98082		License Agreement
CMC ICOS Biologics, Inc.	ATTN: ACCOUNTING	P.O. BOX 13858	MILL CREEK	WA	98082		Media Services Agreement
Coastal Bend Blood Center	209 N. PADRE ISLAND DR.		CORPUS CHRISTI	TX	78406		Leukapheresis Collection Agreement
Columbia University Medical Center	177 Fort Washington Ave.	Milstein Hospital Building, 6N435	New York	NY	10032		Clinical Trial/Study Agreement for P07-2
Columbia University Medical Center	177 Fort Washington Ave.	Milstein Hospital Building, 6N435	New York	NY	10032		Clinical Trial/Study Agreement for P09-1
Columbia University, The Trustees of	Columbia University Medical Center	622 West 168th Street, PH1540	New York	NY	10032		Clinical Trial/Study Agreement for N10-1
Communications Media, Inc.	2200 RENAISSANCE BLVD. SUITE 160		KING OF PRUSSIA	PA	19406		Commercial Marketing Agreement
Communications Media, Inc.	2200 RENAISSANCE BLVD. SUITE 160		KING OF PRUSSIA	PA	19406		Commercial Marketing Agreement
Community Blood Center Community Tissue Services	Community Blood Center	349 S Main Street	Dayton	OH	45402		Leukapheresis Collection Agreement
Community Blood Center of Greater Kansas City	4040 Main Street		Kansas City	MO	64111		Leukapheresis Collection Agreement
Compas, Inc.	ATTN: ACCOUNTS RECIEVABLE	CL#4600, PO BOX 95000	PHILADELPHIA	PA	19195		Commercial Marketing Agreement
Complete Health Vizion	120 Eagle Rock Avenue		East Hanover	NJ	07936		Service Agreement
Compliance Implementation Services	3809 WEST CHESTER PIKE STE 100		NEWTOWN	PA	19073		Service Agreement
Comprehensive Cancer Care	12855 North Forty Drive, Suite 200		St. Louis	MO	63141		Clinical Trial/Study Agreement
Comprehensive Cancer Center	Desert Regional Medical Center 1180 N. Indian Canyon Dr. #E 320		Palm Springs	CA	92262		Clinical Trial/Study Agreement for P10-3
Comprehensive Cancer Centers of Nevada	3730 S Eastern Ave.		Las Vegas	NV	89169		Clinical Trial/Study Agreement for P10-2
Comprehensive Cancer Centers of Nevada	3730 S Eastern Ave.		Las Vegas	NV	89169		Clinical Trial/Study Agreement for P10-3
Comprehensive Cancer Centers of Nevada	3730 S Eastern Ave.		Las Vegas	NV	89169		Clinical Trial/Study Agreement for P11-4
Comprehensive Urologic Care, SC	22285 N Pepper Rd, #201		Lake Barrington	IL	60010		Clinical Trial/Study Agreement for P12-1

3 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Computer Sciences Corporation	3170 Fairview Park Drive		Falls Church	VA	22042		IT Agreement
Computer Sciences Corporation	3170 Fairview Park Drive		Falls Church	VA	22042		IT Support Agreement
Concepcion, Raoul S. MD	Urology Associates	2801 Charlotte Avenue	Nashville	TN	37209		Consulting Services Agreement and Amendment
Concur Technologies, Inc.	62157 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Service Agreement
Contra Costa Oncology	500 Lennon Lane		Walnut Creek	CA	94598		Clinical Trial/Study Agreement for P10-3
Contra Costa Oncology	500 Lennon Lane		Walnut Creek	CA	94598		Clinical Trial/Study Agreement for P12-1
Covance Central Laboratory Services	PO BOX 820824		PHILADELPHIA	PA	19182		Clinical Trial/Study Agreement and Amendments
Covance Central Laboratory Services	PO BOX 820824		PHILADELPHIA	PA	19182		Clinical Trial/Study Agreement for N10-1
Covance Central Laboratory Services	PO BOX 820824		PHILADELPHIA	PA	19182		Clinical Trial/Study Agreement for P10-1
Covance Central Laboratory Services	PO BOX 820824		PHILADELPHIA	PA	19182		Clinical Trial/Study Agreement for P12-2
CPPIB Credit Investments Inc	One Queen Street East, Suite 2600	PO Box 1011	Toronto	ON	M5C 2W5	CANADA	Purchase Agreement
CPZ Consultants, LLC	Pamela Zinn	207 Kathleen Way	Glenmoore	PA	19343		Consulting Services Agreement and Amendment
Crawford, E. David, M.D.	Campus Box F710	1665 N Ursula Street	Aurora	CO	80010		Consulting Services Agreement
Creative Group, Inc.	619 N. LYNNDALE DRIVE		APPLETON	WI	54914		Service Agreement
Crown Lift Trucks	CROWN EQUIPMENT CORP.	P.O. BOX 641173	CINCINNATI	OH	45264		Maintenance Agreement
CSS Building Services Inc	12 STULTS ROAD	SUITE 132	DAYTON	NJ	08810		Master Services Agreement
Cumberland County Hospital System, Inc. dba Cape Fear Valley Health System	Cape Fear Valley Health System	1638 Owen Drive	Fayetteville	NC	28304		Clinical Trial/Study Agreement
Custom Mechanical Solutions, Inc	2517 EASTLAKE AVE EAST, SUITE 200		SEATTLE	WA	98102		Vendor Agreement
Cytel Inc.	BOX 83359		WOBURN	MA	01813		IT Agreement
Cyto Care EU GMBH	Gonzagagasse 17	1010	Vienna			Austria	Leukapheresis Collection Agreement
Dana-Farber Cancer Institute	450 Brookline Ave., Dana 1230		Boston	MA	02215		Clinical Trial/Study Agreement and Amendments
Dana-Farber Cancer Institute	44 Binney St., D1230		Boston	MA	21156084		Clinical Trial/Study Agreement for P10-3
Dartmouth Hitchcock Medical Center/ Norris Cancer Center	One Medical Center Drive, Rubin 8		Lebanon	NH	03756		Clinical Trial/Study Agreement
Datafarm, Inc.	100 Locke Drive		Marlborough	MA	01752		IT Agreement
DAVA Oncology, LP	P.O. BOX 674107		DALLAS	TX	75267		Marketing Services Agreement
Dean F. Bajorin, MD	1275 YORK AVE		NEW YORK	NY	10021		Clinical Trial/Study Agreement and Amendments
Delaware Valley Urology, LLC	2003 LINCOLN DRIVE WEST SUITE B		MARLTON	NJ	08053		Clinical Trial/Study Agreement for P10-3
Delaware Valley Urology, LLC	15000 Midlantic Drive, Suite 100		Mt. Laurel	NJ	08054		Clinical Trial/Study Agreement for P11-4
Delaware Valley Urology, LLC	15000 Midlantic Drive, Suite 100		Mt. Laurel	NJ	08054		Clinical Trial/Study Agreement for P12-1
Department of Health and Human Services	Division of Benefits, Coverage and Payment	Post Office Box 26686	Baltimore	MD	212070486		Service Agreement
DEVLINHAIR Productions, Inc.	120 Wooster Street		New York	NY	10012		Service Agreement
Digital Science Press, Inc.	2217 5TH STREET		BERKELEY	CA	94710		Marketing Services Agreement
Diosynth RTP, Inc.	DEPT CH 16878		PALATINE	IL	60055		Manufacturing Agreement
Direct Technology	DIRECT APPS, INC.	3009 DOUGLAS BLVD., STE. 300	ROSEVILLE	CA	95661		Support Agreement
DK Pierce & Associates	112 N. NINTH STREET		ZIONSVILLE	IN	46077		Service Agreement
Dr. Hakan Pertoft	Department of Medical and Physiological Chemistry	Biomedical Center, Uppsala University, Box 575, S751 23	Uppsala			SWEDEN	Clinical Trial/Study Agreement
Dr. Peter Dreger	Universitat Kiel	Chemnitzstr. 33, D24116	Kiel			Germany	Clinical Trial/Study Agreement
Dreicer, Robert, M.D.	35120 Quartermane Circle		Solon	OH	44139		Clinical Trial/Study Agreement
Drumm, William	3116 Lake Drive	Apt 12	Marina	CA	93933		Clinical Trial/Study Agreement
DTI of Washington, LLC, d/b/a EED, a DTI Company	The Plaza at Yarrow Bay, Suite 200	3933 Lake Wahington Blvd NE	Kirkland	WA	98033		Services Agreement
Duke University	DUMC 3476	DIVISION OF MEDICAL ONCOLOGY	DURHAM	NC	27710		Clinical Trial/Study Agreement for N10-1
Duke University	DUMC 3476	DIVISION OF MEDICAL ONCOLOGY	DURHAM	NC	27710		Clinical Trial/Study Agreement for P09-1
Duke University	DUMC 3476	DIVISION OF MEDICAL ONCOLOGY	DURHAM	NC	27710		Clinical Trial/Study Agreement for P10-3
Duke University	10 Bryan-Searle Dr., 471 Seeley Mudd Building		Durham	NC	27710		Clinical Trial/Study Agreement for P12-2
Duke University Medical Center	2200 West Main Street, suite 820		Durham	NC	27705		Clinical Trial/Study Agreement
Duke University Medical Center	2200 West Main Street, suite 820		Durham	NC	27705		Clinical Trial/Study Agreement
Duke University Medical Center	2200 West Main Street, suite 820		Durham	NC	27705		Clinical Trial/Study Agreement
Duke University Medical Center	10 Bryan-Searle Dr., 471 Seeley Mudd Building	GU Oncology Research Program	Durham	NC	27710		Clinical Trial/Study Agreement for P07-2
Durham Veterans Affairs Medical Center	508 Fulton Street , Mailcode 112		Durham	NC	27705		Clinical Trial/Study Agreement for P12-1
Dynavax Technologies Corporation	2929 Seventh Street	Suite 100	Berkeley	CA	94710		Supply Agreement
E Squared Communications I, LLC	1300 PARKWOOD CIRCLE SE SUITE 450		ATLANTA	GA	30339		Commercial Marketing Agreement
E*Trade Financial	ATTN: ACCOUNTS RECEIVABLE	PO BOX 3512	ARLINGTON	VA	22203		Service Agreement
Eastern Connecticut Hematology Oncology	Eastern Connecticut Hematology and Oncology Associates	330 Washington Street, Suite 220	Norwich	CT	06360		Clinical Trial/Study Agreement

4 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
El Dorado Research	1100 N. El Dorado Place		Tucson	AZ	85715		Clinical Trial/Study Agreement
Elsevier B.V.	ELSEVIER INFORMATION SYSTEMS GMBH	PO BOX 72478258	PHILADELPHIA	PA	19170		Media Services Agreement
EMC Corporation	4246 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Software Support Agreement
Emory University, Winship Cancer Institute	1365-C Clifton Road, NE		Atlanta	GA	30322		Clinical Trial/Study Agreement
Energy Systems Southeast, LLC	3235 VETERANS CIRCLE		BIRMINGHAM	AL	35235		Service and Maintenance Agreement
EnergyConnect, Inc.	901 Campisi Way, Suite 260		Campbell	CA	95008		Vendor Agreement
Envision Pharma, Inc.	PO BOX 75575		BALTIMORE	MD	21275		IT Agreement
Expression Analysis, Inc.	4324 SOUTH ALSTON AVE. SUITE 101		DURHAM	NC	27713		Service Agreement
Facilitate Ltd	28-30 ROBERT STREET		BRIGHTON		BN1 4AH	UK	Regulatory Service Agreement
Facilitate Ltd	28-30 ROBERT STREET		BRIGHTON		BN1 4AH	UK	Service Agreement
Fallon Medica, LLC	620 SHREWSBURY AVENUE		TINTON FALLS	NJ	07701		Commercial Marketing Agreement
Family Cancer Center Foundation Inc.	6005 Park Avenue, Suite 1000-B		Memphis	TN	38119		Clinical Trial/Study Agreement
Femrite and Associates, LLC	W7071 RIMROCK LANE		GREENVILLE	WI	54942		Consulting Services Agreement and Amendment
Fenwal Inc.	26762 NETWORK PLACE		CHICAGO	IL	60673		Supply Agreement
Fenwal Inc.	26762 NETWORK PLACE		CHICAGO	IL	60673		Service Agreement
Fenwal Inc.	26762 NETWORK PLACE		CHICAGO	IL	60673		Supply Agreement
Ferguson Strategies, LLC	801 Pennsylvania Ave NW Ste 230		Washington	DC	20004		Consulting Services Agreement
Fidelity Management Trust Company	82 Devonshire Street		Boston	MA	02109		Vendor Agreement and Amendment
First Urology, PSC	101 Hospital Blvd.		Jeffersonville	IN	47130		Clinical Trial/Study Agreement for P10-3
First Urology, PSC	101 Hospital Blvd.		Jeffersonville	IN	47130		Clinical Trial/Study Agreement for P11-4
First Urology, PSC	101 Hospital Blvd.		Jeffersonville	IN	47130		Clinical Trial/Study Agreement for P12-1
Fisher BioServices, Inc.	PO BOX 418395		BOSTON	MA	02241		Supply Agreement
Fisher Clinical Services	13741 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Warehouse Services Agreement
Fisher Clinical Services	13741 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Clinical Trial/Study Agreement
Fisher Clinical Services	13741 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Supply Agreement
Florida Blood Services	Tisha Foster, MD	8669 Commodity Circle	Orlando	FL	32819		Leukapheresis Collection Agreement
Florida Cancer Institute - New Hope	8763 River Crossing Blvd		New Port Richey	FL	34655		Clinical Trial/Study Agreement
Forbes Consulting Group, LLC	THIRD FLOOR	24 HARTWELL AVENUE	LEXINGTON	MA	02421		Marketing Services Agreement
Fort Wayne Medical Oncology and Hematology, Inc.	11143 Parkview Plaza Suite 100		Fort Wayne	IN	46845		Clinical Trial/Study Agreement for P10-3
Fort Wayne Medical Oncology Hematology	7910 W Jefferson Blvd, Suite 108		Ft. Wayne	IN	46804		Clinical Trial/Study Agreement for P12-2
Fox Chase Cancer Center	333 Cottman Avenue		Philadelphia	PA	19111		Clinical Trial/Study Agreement
Fox Chase Cancer Center	333 Cottman Avenue		Philadelphia	PA	19111		Clinical Trial/Study Agreement for N10-1
Fraunhofer Institute for Cell Therapy and Immunology (IZI)	Fraunhofer Institute for Cell Therapy and Immunology (IZI)	Perlickstr. 1, D04103	Leipzig			Germany	Secrecy Agreement
Fred Hutchinson Cancer Research Center	1100 FAIRVIEW AVE N		SEATTLE	WA	98109		Clinical Trial/Study Agreement
Fresenius Management Services	920 Winter Street		Waltham	MA	02451		Clinical Trial/Study Agreement for P07-1
Fresenius Management Services	920 Winter Street		Waltham	MA	02451		Clinical Trial/Study Agreement for P07-2
Frix Technologies LLC dba FreeDoc	PO BOX 2007		BOTHELL	WA	98041		Service Agreement
FSP-RIC, LLC	515 S. FLOWER ST	32ND FLOOR	LOS ANGELES	CA	90071		Real Property Lease
GE Capital Corporation	PO BOX 642555		PITTSBURGH	PA	15264		Lease Agreement
GE Capital Corporation	PO BOX 642555		PITTSBURGH	PA	15264		Vendor Agreement
GE Healthcare Bio-Sciences Corp.	PO BOX 643065		PITTSBURGH	PA	15264		Patent Rights Agreement
GEL Interactive	CADIENT GROUP, INC.	2520 RENAISSANCE BOULEVARD STE 100	KING OF PRUSSIA	PA	19406		Software License Agreement
Genesis Healthcare Partners	5395 Ruffin Rd., Suite 202		San Diego	CA	92123		Clinical Trial/Study Agreement for P10-3
Genesis Healthcare Partners	5395 Ruffin Rd., Suite 202		San Diego	CA	92123		Clinical Trial/Study Agreement for P12-1
Genesis Heathcare Partners	5395 Ruffin Rd., Suite 202		San Diego	CA	92123		Clinical Trial/Study Agreement
George, Stephen, Ph.D.	27 Pennington Place		Durham	NC	27707		Clinical Trial/Study Agreement
Georgetown University	2115 WISCONSIN AVENUE, SUITE 603		WASHINGTON	DC	20007		Clinical Trial/Study Agreement
Georgetown University	2115 WISCONSIN AVENUE, SUITE 603		WASHINGTON	DC	20007		License Agreement
Georgetown University Medical Center	3800 Reservoir Rd. NW		Washington	DC	20007		Clinical Trial/Study Agreement for P10-3
Georgetown University Medical Center	3800 Reservoir Rd. NW	Lombardi Comprehensive Cancer Center	Washington	DC	20007		Clinical Trial/Study Agreement for P11-3
Georgia Cancer Specialists I, P.C.	Sponsored Projects Adminstration, Box EP-15	1430 Tulane Avenue	New Orleans	LA	70112		Clinical Trial/Study Agreement
Georgia Power Company	96 ANNEX		ATLANTA	GA	30396		Utility Agreement
Georgia Regents University	Cj-3301, 1120 15th Street		Augusta	GA	30912		Clinical Trial/Study Agreement
Georgia Urology, P.A.	5670 Peachtree Dunwoody Rd, Suite 1250		Atlanta	GA	30342		Clinical Trial/Study Agreement
Gettysburg Cancer Center	20 Expedition Trail, Suite 101		Gettysburg	PA	17325		Clinical Trial/Study Agreement for P10-3
Global Experience Specialists, Inc.	BANK OF AMERICA	PO BOX 96174	CHICAGO	IL	60693		Master Services Agreement and Amendments
Green Key Temp, LLC	475 PARK AVENUE SOUTH 7TH FLOOR		NEW YORK	NY	10016		Clinical Trial/Study Agreement

5 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Gregory Cox	Redacted						Employment Agreement
Group Services for America's Blood Centers	C/O BLOOD CENTERS OF AMERICA	PO BOX 845732	BOSTON	MA	02284		Leukapheresis Collection Agreement and Amendment
GU Research Network, LLC	17607 Gold Plaza		Omaha	NE	68130		Clinical Trial/Study Agreement for N10-1
GU Research Network, LLC	17607 Gold Plaza		Omaha	NE	68130		Clinical Trial/Study Agreement for P10-3
GU Research Network, LLC	17607 Gold Plaza		Omaha	NE	68130		Clinical Trial/Study Agreement for P11-3
GU Research Network, LLC	17607 Gold Plaza		Omaha	NE	68130		Clinical Trial/Study Agreement for P12-3
Guardsmark, Inc.	PO BOX 11407		BIRMINGHAM	AL	35246		Vendor Agreement
Gulf Coast Regional Blood Center	1400 La Concha Lane		Houston	TX	77054		Leukapheresis Collection Agreement
Harbin Clinic	255 West 5th Street		Rome	GA	30165		Clinical Trial/Study Agreement for P10-3
Harrison Health Hematology & Oncology	19500 10th Avenue, Suite 100		Poulsbo	WA	98370		Clinical Trial/Study Agreement for P10-3
Health Research Associates, Inc.	1640 MARENGO STREET, 7TH FLOOR	LAC+USC MEDICAL CENTER	LOS ANGELES	CA	90033		Clinical Trial/Study Agreement for P10-3
Health Research Association, Inc.	LAC+USC MEDICAL CENTER	1640 MARENGO ST	LOS ANGELES	CA	90033		Clinical Trial/Study Agreement for N10-1
Health Research Inc (RPCI)	Elm and Carlton Streets		Buffalo	NY	14263		Clinical Trial/Study Agreement
Healthcare Solutions Holding, LLC	7172 Columbia Gateway Drive	Suite 300	Columbia	MD	21046		Consulting Services Agreement
Heartland Oncology and Hematology, PLLC	One Edmundson Place, Suite 100		Council Bluffs	IA	51503		Clinical Trial/Study Agreement for P10-3
HemaCare Corporation	15350 SHERMAN WAY, SUITE 350		VAN NUYS	CA	91406		Leukapheresis Collection Agreement and Amendment
Hematology Oncology Associates	1801 SE Hillmoor Drive	Suite B108	Port St Lucie	FL	34952		Clinical Trial/Study Agreement
Hematology-Oncology Associates of Northern New Jersey, PA (HOANNJ) - Morristown	100 Madison Avenue		Morristown	NJ	79606136		Clinical Trial/Study Agreement for P10-3
Hendrick Cancer Center	2000 Pine Street		Abilene	TX	79601		Clinical Trial/Study Agreement
Henry Ford Health System	2799 West Grand Blvd, Pallister Place T-139		Detroit	MI	48202		Clinical Trial/Study Agreement for P10-3
Higano, Celestia, M.D.	Seattle Cancer Care Alliance	825 Eastlake Ave E, G4830	Seattle	WA	98109		Services Agreement
Highland Clinic	1455 East Bert Kouns, Industrial Loop		Shreveport	LA	71105		Clinical Trial/Study Agreement for P10-3
Highland Clinic	301 East Bert Kouns Industrial Loop	Hematology/Oncology	Shreveport	LA	71105		Clinical Trial/Study Agreement for P11-4
Highland Clinic	301 East Bert Kouns Industrial Loop		Shreveport	LA	71105		Clinical Trial/Study Agreement for P12-1
Hillman Cancer Center	5150 Centre Ave., 4th Floor		Pittsburgh	PA	15232		Clinical Trial/Study Agreement for P10-3
Houston Metro Urology	4323 Richmond Ave		Houston	TX	77027		Clinical Trial/Study Agreement
Howard Hughes Medical Institute	4000 Jones Bridge Road		Chevy Chase	MD	20815		Vendor Agreement
Howard University Cancer Center	2041 Georgia Avenue NW		Washington	Dc	20060		Clinical Trial/Study Agreement for P10-3
Howard University Cancer Center	2041 Georgia Ave. NW		Washington	DC	20060		Clinical Trial/Study Agreement for P11-4
Howard University Hospital	2041 Georgia Ave. NW		Washington	DC	20060		Clinical Trial/Study Agreement for P12-1
Hoxworth Blood Center	UNIVERSITY OF CINCINNATI	PO BOX 691060	CINCINNATI	OH	45269		Leukapheresis Collection Agreement
Hubert H. Humphrey Cancer Center	3435 West Broadway, Suite 1135		Robbinsdale	MN	55422		Clinical Trial/Study Agreement for P10-3
Huntsman Cancer Center	1950 Circle of Hope		Salt Lake City	UT	84112		Clinical Trial/Study Agreement for P10-3
Huntsman Cancer Hospital	30 North 1900 East.	University of Utah, School of Medicine, Division of Urology	Salt Lake City	UT	84132		Clinical Trial/Study Agreement for P11-4
Idaho Urologic Institute	2855 E. Magic View Dr.		Meridian	ID	83642		Clinical Trial/Study Agreement
Image Zone, Inc	11 WEST 69TH ST #10A		NEW YORK	NY	10023		Master Services Agreement
Indiana Blood Center	3848 SOLUTIONS CENTER		CHICAGO	IL	60677		Leukapheresis Collection Agreement
Indiana University	535 Barnhill Dr., Suite 420		Indianapolis	IN	46202		Clinical Trial/Study Agreement for N10-1
Indiana University	535 Barnhill Dr., Suite 420		Indianapolis	IN	46202		Clinical Trial/Study Agreement for P07-2
Indiana University	535 Barnhill Dr., Suite 420		Indianapolis	IN	46202		Clinical Trial/Study Agreement for P11-3
Informative Graphics Corporation	4835 E. Cactus Rd	Suite 445	Scottsdale	AZ	85254		IT Agreement
Insite Quality Assurance, Inc.	2205 197TH AVE SE		SAMMAMISH	WA	98075		Vendor Agreement
Institut Gustave Roussy (IGR)	39, rue Camille-Desmoulins		94805 Villejuif				Clinical Trial/Study Agreement
Integrated Community Oncology Network, LLC	9143 Phillips Highway	Suite 560	Jacksonville	FL	32256		Clinical Trial/Study Agreement
Integrated Medical Professionals, PLLC	3111 New Hyde Park Rd.		North Hills	NY	11042		Clinical Trial/Study Agreement for P12-1
Integrated Safety Systems, Inc.	PO Box 13542		Research Triangle Park	NC	27709-3542		Clinical Trial/Study Agreement
Integrated Sales and Marketing Consultants, LLC	50 KENZEL AVENUE		NUTLEY	NJ	07110		Professional Services Agreement
Intellisphere, LLC	666 PLAINSBORO RD STE 300		PLAINSBORO	NJ	08536		Sponsorship Services Agreement
International Oncology Network	14060 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Pricing/Rebate Agreement
IntrinsiQ, LLC	25 CORPORATE DRIVE, SUITE 300		BURLINGTON	MA	01803		Service Agreement
Invitrogen Corporation	12088 COLLECTIONS CENTER DR		CHICAGO	IL	60693		Supply Agreement
INX LLC	1955 Lakeway Drive	Suite 220	Lewisville	TX	75057		Service Agreement
Ironwood Cancer and Research	695 South Dobson Road		Chandler	AZ	852245665		Clinical Trial/Study Agreement for P10-3
ITxM	FIVE PARKWAY CENTER	875 GREENTREE ROAD	PITTSBURGH	PA	15220		Leukapheresis Collection Agreement
James Whitmore	Redacted						Employment Agreement
Jed Kaminetsky, MD, PC	215 Lexington Ave	20th Floor	New York	NY	10016		Clinical Trial/Study Agreement
Jewish Hospital & St. Mary's HealthCare, Inc.	200 Abraham Flexner Way		Louisville	KY	40202		Clinical Trial/Study Agreement for P10-3
Jewish Hospital St. Mary's Healthcare	2401 Terra Crossing Boulevard		Louisville	KY	40245		Clinical Trial/Study Agreement for P12-1

6 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Jibe Consulting, Inc.	5000 MEADOWS ROAD, STE 300		LAKE OSWEGO	OR	97035		Consulting Services Agreement
Johns Hopkins Medicine - Sidney Kimmel Comprehensive Cancer Center	1650 Orleans Street, CRB1, Room 1M45	The Bunting Blaustein Cancer Research Building	Baltimore	MD	21231		Clinical Trial/Study Agreement for P10-2
Johns Hopkins Medicine - Sidney Kimmel Comprehensive Cancer Center	1650 Orleans Street, CRB1, Room 1M45	The Bunting Blaustein Cancer Research Building	Baltimore	MD	21231		Clinical Trial/Study Agreement for P12-2
Johnson Controls	PO BOX 730068		DALLAS	TX	75373		Service Agreement
Johnson Controls	PO BOX 730068		DALLAS	TX	75373		Supply Agreement
Joilet Oncology-Hematology Associates, Ltd.	2614 W. Jefferson St		Joilet	IL	60435		Clinical Trial/Study Agreement for P10-3
Kaiser Foundation Hospitals	3800 N INTERSTATE AVE		PORTLAND	OR	97227		Clinical Trial/Study Agreement
Kaiser Foundation Hospitals	3800 N INTERSTATE AVE		PORTLAND	OR	97227		Clinical Trial/Study Agreement for P07-2
Kaiser Permanente, Portland	3600 N Interstate Ave.		Portland	OR	97227		Clinical Trial/Study Agreement for P07-2
Kansas City Urology Care, PA	10701 Nall Ave, Suite 100		Overland Park	KS	66211		Clinical Trial/Study Agreement for P10-3
Kansas City Urology Care, PA	10701 Nall Ave, Suite 100		Overland Park	KS	66211		Clinical Trial/Study Agreement for P12-1
Karmanos Hospital	4100 John R, 4th Floor, Mail Code HW04HO		Detroit	MI	48201		Clinical Trial/Study Agreement
Kathleen J. Day & Associates, LLC	6665 SUMMITVIEW DR		HOLLAND	MI	49423		Service Agreement
Kaye-Smith Enterprises, Inc.	PO BOX 956		RENTON	WA	98057		Service Agreement
Kaye-Smith Enterprises, Inc.	PO BOX 956		RENTON	WA	98057		Service Agreement
Kentucky Blood Center	3121 Beaumont Centre Circle		Lexington	KY	40513		Leukapheresis Collection Agreement
Key Biologics, LLC	1256 UNION AVENUE, SUITE 200		MEMPHIS	TN	38104		Leukapheresis Collection Agreement
Kim, Helen	6719 Silent Creek Ave SE		Snoqualmie	WA	98065		Staffing Agency Agreement
Kirsten J Smith, Coaching & Consulting	PO BOX 396		REDMOND	WA	98073		Service Agreement
Knickerbocker Properties, Inc.	PO BOX 511464		LOS ANGELES	CA	90051		Real Property Lease
KnowledgePoint360 LLC	WINDMILL STREET	VICTORIA MILL, MACCLESFIELD	CHESHIRE		SK11 7HQ	UK	Vendor Agreement and Related Projects and Amendments
Laboratory Corporation of America Holdings	PO BOX 12140		BURLINGTON	NC	27216		Commercial Marketing Agreement
LabWare, Inc.	Three Mill Road	Suite 102	Wilmington	DE	19806		Purchasing Agreement
Lahey Hospital & Medical Center	41 Mall Road		Burlington	MA	01805		Clinical Trial/Study Agreement for P10-3
Lancaster Urology	2106 Harrisburg Pike, Suite 200		Lancaster	PA	17604		Clinical Trial/Study Agreement for P10-3
Lancaster Urology	2106 Harrisburg Pike, Suite 200		Lancaster	PA	17604		Clinical Trial/Study Agreement for P12-1
Lash Group Healthcare Consultants	12679 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Commercial Marketing Agreement
Laura & Isaac Perlmutter Cancer Center at NYU Langone	160 East 34th St, 8th Floor		New York	NY	10016		Clinical Trial/Study Agreement
Laura & Isaac Perlmutter Cancer Center at NYU Langone	160 East 34th St, 8th Floor	Clinical Cancer Center	New York	NY	10016		Clinical Trial/Study Agreement for N10-1
Laura & Isaac Perlmutter Cancer Center at NYU Langone	160 East 34th St, 8th Floor	Clinical Cancer Center	New York	NY	10016		Clinical Trial/Study Agreement for P09-1
Leading Effect, LLC	7637 N. JERSEY STREET		PORTLAND	OR	97203		Consulting Services Agreement
Lexington Medical Center/Lexinton Oncology Associates	2728 Sunset Boulevard		West Columbia	SC	29169		Clinical Trial/Study Agreement for P10-3
Life Technologies Corporation	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR	CHICAGO	IL	60693		Service Agreement
Life Technologies Corporation	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR	CHICAGO	IL	60693		Service Agreement
Life Technologies Corporation	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR	CHICAGO	IL	60693		Service Agreement
LifeServe Blood Center	431 E Locust Street		Des Moines	IA	50309		Leukapheresis Collection Agreement
Linked Urology Research Network	5555 Glenridge Connector	Suite 200	Atlanta	GA	30342		Clinical Trial/Study Agreement
Liquent, Inc.	101 Gibraltar Road	Suite 200	Horsham	PA	19044		Software Maintenance Agreement
Little Rock Hematology Oncology	9500 Baptist Health Drive		Little Rock	AR	72205		Clinical Trial/Study Agreement for P10-3
Lonza Biologics PLC	228 Bath Road	Slough	Berkshire		SL1 4DY	England	Supply Agreement and Amendment
Lonza Biologics PLC	228 Bath Road	Slough	Berkshire		SL1 4DY	England	Evaluation Agreement
Louisiana Oncology Associates	4809 Ambassador Caffery Parkway, Suite 110		Lafayette	LA	70508		Clinical Trial/Study Agreement for P10-3
M.D. Practice Solutions, LLC	2245 ENTERPRISE DRIVE SUITE 4506		WESTCHESTER	IL	60154		Service Agreement
M3 Media Group, Inc.	18 WEST AIRY STREET 2ND FLOOR		NORRISTOWN	PA	19401		Media Services Agreement
Mary L. Disis	Univ of WA, Box 356527	1959 NE Pacific Street, Room BB 1321	Seattle	WA	98195		Clinical Trial/Study Agreement
Matthew Cooperberg, MD	425 SPRUCE ST.		SAN FRANCISCO	CA	94118		Service Agreement and SOW
Maxsam Partners, Inc.	6947 Coal Creek Parkway SE	Suite 3300	Newcastle	WA	98059		Staffing Agreement
Maxsam Partners, Inc.	6947 Coal Creek Parkway SE	Suite 3300	Newcastle	WA	98059		IT Agreement
Mayo Clinic Rochester	200 First St. SW		Rochester	MN	55905		Clinical Trial/Study Agreement and Amendments
Mayo Clinic Rochester	200 First St. SW		Rochester	MN	55905		Clinical Trial/Study Agreement for N10-1
McFarland Clinic, PC	1215 Duff Avenue 2nd Floor		Ames	IA	50010		Clinical Trial/Study Agreement for P10-3
McKesson Specialty Health Pharmaceutical & Biotech Solutions, LP	PO BOX 846025		DALLAS	TX	75284		Distributor Agreement and Amendment

7 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
McMahon Publishing Group	545 W. 45TH ST	8TH FLOOR	NEW YORK	NY	10036		Media Services Agreement
MEDIC Regional Blood Center	1601 AILOR AVE		KNOXVILLE	TN	37921		Leukapheresis Collection Agreement
Medical Oncology Associates, PS	6001 N Mayfair Street		Spokane	WA	99208		Clinical Trial/Study Agreement for P10-3
Medical Oncology Associates, PS	6001 North Mayfair Street		Spokane	WA	99208		Clinical Trial/Study Agreement for P12-1
MedPro Systems LLC	100 STIERLI COURT, SUITE 100		MT. ARLINGTON	NJ	07856		IT Agreement
MedReviews, LLC	494 8TH AVENUE STE 1000		NEW YORK	NY	10001		Marketing Services Agreement
MedVal Scientific Information Services, LLC	30 VREELAND DRIVE, SUITE 2		SKILLMAN	NJ	08558		Marketing Services Agreement
Medvet Science Pty Ltd	38 Payneham Road		Stepney		5069	South Australia	Purchasing Agreement
Memorial Hospital of South Bend, Inc.	615 N. Michigan Street		South Bend	IN	46601		Clinical Trial/Study Agreement
Memorial Sloan-Kettering Cancer Center	353 E. 68th St.	Sidney Kimmel Center for Prostate and Urologic Cancer	New York	NY	10065		Clinical Trial/Study Agreement for N10-1
Metaplan, LLC	101 WALL STREET		PRINCETON	NJ	08540		Marketing Services Agreement
Metro Urology	2855 Campus Drive, Suite 530		Plymouth	MN	55441		Clinical Trial/Study Agreement for P12-1
Metro Urology	6025 Lake Rd, Suite 200		Woodbury	MN	55125		Clinical Trial/Study Agreement for P12-1
Michigan Blood	1036 Fuller Ave NE		Grand Rapids	MI	49501		Leukapheresis Collection Agreement
Michigan Institute of Urology	130 Town Center Dr., Suites 101 & 200		Troy	MI	48084		Clinical Trial/Study Agreement for N10-1
Michigan Institute of Urology	130 Town Center Dr., Suites 101 & 200		Troy	MI	48084		Clinical Trial/Study Agreement for P10-3
Michigan Institute of Urology	130 Town Center Dr., Suites 101 & 200		Troy	MI	48084		Clinical Trial/Study Agreement for P11-4
Michigan Institute of Urology, PC	130 Town Center Dr., Suites 101 & 200		Troy	MI	48084		Clinical Trial/Study Agreement for P12-1
Microsoft Licensing, GP	1401 ELM STREET, 5TH FLOOR	LOCKBOX: 842467	DALLAS	TX	75202		IT Agreement
Microsoft Licensing, GP	1401 ELM STREET, 5TH FLOOR	LOCKBOX: 842467	DALLAS	TX	75202		IT Agreement
Mid Atlantic Clinical Research	7500 Greenway Center Dr., 8th Floor		Greenbelt	MD	20770		Clinical Trial/Study Agreement for P11-3
Mid Atlantic Urology Associates	7500 Greenway Center Dr., 8th Floor		Greenbelt	MD	20770		Clinical Trial/Study Agreement for P12-1
Mid-Illinois Hematology & Oncology Associates, LTD	407 East Vernon Avenue Suite 104		Normal	IL	61761		Clinical Trial/Study Agreement for P10-3
Midtown Urology	1924 PIEDMONT ROAD NE 2ND FLOOR		ATLANTA	GA	30324		Clinical Trial/Study Agreement
Midwestern Regional Medical Center	2520 Elisha Avenue		Zion	IL	60099		Clinical Trial/Study Agreement for P10-3
Millennium Medical Education Rescoures Ltd.	1980 SOUTH EASTON ROAD, SUITE 240	ATTN: KATHY HAMMOND	DOYLESTOWN	PA	18901		Marketing Services Agreement
Millennium Medical Publishing, Inc.	611 BROADWAY, SUITE 310		NEW YORK	NY	10012		Marketing Services Agreement
Minnesota Oncology Hematology, P.A.	910 East 26th Street, Suites 100 and 200		Minneapolis	MN	55404		Clinical Trial/Study Agreement for P10-3
Mississippi Blood Services	115 TREE STREET		FLOWOOD	MS	39232		Leukapheresis Collection Agreement
Moffitt Cancer Center	12902 Magnolia Drive		Tampa	FL	33612		Clinical Trial/Study Agreement for P12-2
Moffitt Cancer Center	12902 Magnolia Drive		Tampa	FL	33612		Clinical Trial/Study Agreement for N10-1
Montefiore Medical Center	111 East 210th St		Bronx	NY	10467		Clinical Trial/Study Agreement for P10-3
Montefiore Medical Center	111 East 210th Street		New York	NY	104672401		Clinical Trial/Study Agreement for P12-1
Montefiore-Einstein Center for Cancer Care	1695 Eastchester Road		Bronx	NY	10461		Clinical Trial/Study Agreement for P11-4
Mount Sinai Medical Center	15TH STREET AT CALIFORNIA AVENUE	ATTN: IMEE UNTO, DIRECTOR, ONCOLOGY NURSING SINAI CANCER CARE CENTER	CHICAGO	IL	60608		Clinical Trial/Study Agreement for P10-3
Mount Sinai School of Medicine	One Gustave L. Levy Place, Box 1075		New York	NY	10029		Clinical Trial/Study Agreement
Mount Sinai School of Medicine	One Gustave Levy Place, Box 1272	Department of Urology	New York	NY	10029		Clinical Trial/Study Agreement
Mount Sinai School of Medicine	One Gustave Levy Place, Box 1272	Department of Urology	New York	NY	10029		Clinical Trial/Study Agreement
Mount Sinai School of Medicine	One Gustave Levy Place, Box 1272	Department of Urology	New York	NY	10029		Clinical Trial/Study Agreement for N10-1
Mount Sinai School of Medicine	One Gustave Levy Place, Box 1272	Department of Urology	New York	NY	10029		Clinical Trial/Study Agreement for P07-2
Mount Sinai School of Medicine	One Gustave Levy Place, Box 1272	Department of Urology	New York	NY	10029		Clinical Trial/Study Agreement for P07-2
Mount Sinai School of Medicine	One Gustave Levy Place, Box 1272	Department of Urology	New York	NY	10029		Clinical Trial/Study Agreement for P09-1
Mount Sinai School of Medicine	One Gustave Levy Place, Box 1272	Department of Urology	New York	NY	10029		Clinical Trial/Study Agreement for P11
Myron I. Murdock, M.D., LLC	7235 B HANOVER PARKWAY	ATTN: LISA DRESZER	GREENBELT	MD	20770		Clinical Trial/Study Agreement for P09-1
Myron I. Murdock, M.D., LLC	7235 B HANOVER PARKWAY	ATTN: LISA DRESZER	GREENBELT	MD	20770		Clinical Trial/Study Agreement for P10-3
National Jewish Health Western Oncology and Hematology	400 Indiana St. Suite 230		Golden	CO	80401		Clinical Trial/Study Agreement for P10-3
National Oncology Consultants	8228 MAYFIELD RD – SUITE 2A		CHESTERLAND	OH	44026		Consulting Services Agreement
Neag Comprehensive Cancer Center University of Connecticut Health Center	263 Farmington Ave.		Farmington	CT	06030		Clinical Trial/Study Agreement for N10-1
Neal Shore, MD	4 NELSON COURT		MYRTLE BEACH	SC	29572		Service Agreement
Nebraska Hematology-Oncology, PC	4004 Pioneer Woods Drive		Lincoln	NE	68506		Clinical Trial/Study Agreement for P10-3
New Jersey Urology	1515 Broad Street Suite B140		Bloomfield	NJ	7003		Clinical Trial/Study Agreement for P10-3
New Link (University of Minnesota)	200 Oak Street SE		Minneapolis	MN	55455		Clinical Trial/Study Agreement
New Mexico Cancer Care Associates	490-A West Zia Road		Santa Fe	NM	87505		Clinical Trial/Study Agreement for P10-3
New Mexico Oncology Hemotology Consultants, Ltd.	4901 Lang Avenue, NE		Albuquerque	NM	87109		Clinical Trial/Study Agreement for P10-3

8 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
New York Blood Center, Inc.	PO BOX 9674		UNIONDALE	NY	11553		Leukapheresis Collection Agreement
New York University School of Medicine	BANK OF AMERICA	PO BOX 415026	BOSTON	MA	02241		Clinical Trial/Study Agreement and Amendments
New York University School of Medicine	BANK OF AMERICA	PO BOX 415026	BOSTON	MA	02241		Clinical Trial/Study Agreement for P10-3
North Shore Hematology Oncology Associates, PC.	235 North Belle Mead Road		East Setauket	NY	11733		Clinical Trial/Study Agreement for P10-3
North Shore Hematology Oncology Associates, PC.	235 North Belle Mead Road		East Setauket	NY	11733		Clinical Trial/Study Agreement for P11-4
North Shore Hematology Oncology Associates, PLLC	235 North Belle Mead Road		East Setauket	NY	11733		Clinical Trial/Study Agreement for P12-1
Northern Indiana Cancer Research Consortium	3975 William Richardson Drive		South Bend	IN	46628		Clinical Trial/Study Agreement for P12-1
Northern New Jersey Cancer Center	100 FIRST ST. SUITE 301	FINANCE DEPARTMENT	HACKENSACK	NJ	07601		Leukapheresis Collection Agreement
Northwest Cancer Specialists	1498 SE TECH CENTER PL, SUITE 240	ATTN: TONI ANDERSON	VANCOUVER	WA	98683		Clinical Trial/Study Agreement
Northwest Cancer Specialists, PC	19260 SW 65th Ave. Ste. 435		Tualatin	OR	97062		Clinical Trial/Study Agreement for P07-2
Northwest Cancer Specialists, PC	19260 SW 65th Ave. Ste. 435		Tualatin	OR	97062		Clinical Trial/Study Agreement for P10-3
Northwest Cancer Specialists, PC	19260 SW 65th Ave. Ste. 435		Tualatin	OR	97062		Clinical Trial/Study Agreement for P11-4
Northwest Florida Hematology Oncology PA	301 W 26th Street		Lynn Haven	FL	32444		Clinical Trial/Study Agreement for P10-3
Northwest Georgia Oncology Centers, P.C.	340 Kennestone Hospital Blvd, Suite 200		Marietta	GA	30060		Clinical Trial/Study Agreement for P10-3
Northwest Georgia Oncology Centers, P.C.	340 Kennestone Hospital Blvd, Suite 200		Marietta	GA	30060		Clinical Trial/Study Agreement for P11-4
Northwest Medical Specialties, PLLC	1624 South I Street, Suite#200		Tacoma	WA	98405		Clinical Trial/Study Agreement for P12-2
Norwalk Hospital	24 Stevens Street		Norwalk	CT	06856		Clinical Trial/Study Agreement for P10-3
Nulli Secundus Inc.	#401, 1228 KENSINGTON ROAD NW		CALGARY		T2N 3P7	CANADA	Vendor Agreement
NuWest Group, Inc. dba LabTemps	P.O. BOX 40285		BELLEVUE	WA	98015		Professional Services Agreement
NYU School of Medicine	550 First Avenue	VET10W	New York	NY	10016		Clinical Trial/Study Agreement
Ocala Oncology Center	433 Southwest 10th Street		Ocala	FL	34471		Clinical Trial/Study Agreement for P10-3
Ohio State University Comprehensive Cancer Center	300 W. 10th Avenue		Columbus	OH	432101280		Clinical Trial/Study Agreement for P10-3
Oklahoma Blood Institute	1001 N Lincoln Blvd		Oklahoma City	OK	73104		Clinical Trial/Study Agreement
Omnicia, Inc.	400 Oyster Point Blvd, Suite 311		South San Francisco	CA	94080		IT Agreement
OmniRIM Solutions, Inc.	1066 West Hastings Street, Ste 2400		Vancouver	BC	V6E 3X1	Canada	IT Agreement
OmniRIM Solutions, Inc.	1066 West Hastings Street, Ste 2400		Vancouver	BC	V6E 3X1	Canada	Vendor Agreement
Oncology Hematology West, PC dba Nebraska Cancer Specialists	17201 Wright Street, Suite 200		Omaha	NE	68130		Clinical Trial/Study Agreement for P10-3
Oncology San Antonio Research, LLC	9102 Floyd Curl Drive		San Antonio	TX	78240		Clinical Trial/Study Agreement for P10-3
Oncology San Antonio Research, LLC	9102 Floyd Curl Drive		San Antonio	TX	78240		Clinical Trial/Study Agreement for P12-1
Oncology Specialists	P.O. BOX 736		PARK RIDGE	IL	60068		Clinical Trial/Study Agreement
Oncology Specialists	P.O. BOX 736		PARK RIDGE	IL	60068		Clinical Trial/Study Agreement for P09-1
Oncology Specialists	P.O. BOX 736		PARK RIDGE	IL	60068		Clinical Trial/Study Agreement for P10-3
Oncology Specialists, S.C.	7900 Milwaukee Ave.		Niles	IL	60714		Clinical Trial/Study Agreement for P09-1
Oncology Specialists, S.C.	7900 Milwaukee Ave.		Niles	IL	60714		Clinical Trial/Study Agreement for P11
One World, Inc.	6 Campus Drive		Parsippany	NJ	07054		Marketing Services Agreement
OneBlood, Inc	PO BOX 628342		ORLANDO	FL	32862		Leukapheresis Collection Agreement
Onmark, Inc.	16360 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Pricing/Rebate Agreement and Amendments
onPoint Oncology, LLC	3006 PINE TRAIL CIRCLE		HUDSON	OH	44236		Vendor Agreement
OP Solutions, Inc.	237 1ST AVE 5TH FLOOR		NEW YORK	NY	10003		Clinical Trial/Study Agreement
OP Solutions, Inc.	237 1ST AVE 5TH FLOOR		NEW YORK	NY	10003		Vendor Agreement
Oracle Corporation	PO BOX 44471		SAN FRANCISCO	CA	94144		IT Agreement
Oracle Corporation	PO BOX 44471		SAN FRANCISCO	CA	94144		IT Agreement
Oracle Corporation	PO BOX 44471		SAN FRANCISCO	CA	94144		IT Agreement
Oregon Health & Science University	MAILDCODE L106SPA	0690 SW BANCROFT ST	PORTLAND	OR	97239		Clinical Trial/Study Agreement
Oregon Health & Science University - Knight Cancer Institute	15700 SW Greystone Ct., Mail Code CMNB	Hematology Oncology	Beaverton	OR	97006		Clinical Trial/Study Agreement for N10-1
Oregon Health and Science University	3303 SW Bond Ave., Mail Code CH14R	Division of Hematology & Oncology	Portland	OR	97239		Clinical Trial/Study Agreement for P10-1
Oregon Health and Science University	3303 SW Bond Ave., Mail Code CH14R	Division of Hematology & Oncology	Portland	OR	97239		Clinical Trial/Study Agreement for P11
Oregon Urology Institute	2400 Hartman Lane		Springfield	OR	97477		Clinical Trial/Study Agreement
Oregon Urology Institute	2400 Hartman Lane		Springfield	OR	97477		Clinical Trial/Study Agreement for N10-1
Oregon Urology Institute	2400 Hartman Lane		Springfield	OR	97477		Clinical Trial/Study Agreement for P10-3
Oregon Urology Institute	2400 Hartman Lane		Springfield	OR	97477		Clinical Trial/Study Agreement for P11-4
Oregon Urology Institute Research	2400 Hartman Lane		Springfield	OR	97477		Clinical Trial/Study Agreement for P12-1
OriGen Biomedical Inc	7000 BURLESON BUILDING #D		AUSTIN	TX	78744		Supply Agreement
Pacific Shores Oncology Medical Group	3791 Katella Avenue Suite 205		Los Alamitos	CA	907203105		Clinical Trial/Study Agreement for P10-3

9 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Padmanee Sharma, M.D., Ph.D	4614 PINE STREET		BELLAIRE	TX	77401		Consulting Services Agreement
Palo Verde Cancer Specialists	5601 Eugie Ave, Suite 106		Glendale	AZ	85304		Clinical Trial/Study Agreement for P10-3
PAREXEL International, LLC	9268 PAYSPHERE CIRCLE		CHICAGO	IL	60674		Vendor Agreement
Patheon UK Limited	ACCOUNTS, KINGFISHER DRIVE, COVINGHAM		SWINDON, WILTSHIRE		SN3 5BZ	UK	Service Agreement
Patient Access Network	1331 F ST NW STE 975		WASHINGTON	DC	20004		Donation Agreement
Peachtree Hematology Oncology Consultants, P.C.	1800 Howell Mill Rd, Ste 800		Atlanta	GA	30318		Clinical Trial/Study Agreement
Pearson Consulting Group, LLC	7701 ESCALA DRIVE		AUSTIN	TX	78735		Professional Services Agreement
Performance Power Concepts	11636 SE 5TH STREET, SUITE 200		BELLEVUE	WA	98005		Service and Maintenance Agreement
Pharma Start LLC	2100 SANDERS ROAD, SUITE 195		NORTHBROOK	IL	60062		Vendor Agreement
PharmaCell B.V.	6201 BH MAASTRICHT	PO BOX 1331				NETHERLANDS	Operating Agreement
Pharmaceutical Research Associates, Inc.	P.O. BOX 200072		DALLAS	TX	75320		CRO Agreement
Pharmaceutical Safety Assessments, Inc.	45 EAST CITY AVE, SUITE 455		BALA CYNWOOD	PA	19004		Service Agreement
PharmaLicence, LLC	P.O. BOX 13		POWELL	OH	43065		IT Agreement
Pharmefex LLC	15633 SE 54TH ST		BELLEVUE	WA	98006		Consulting Services Agreement
Physicians' Clinic of Iowa, P.C.-Hematology & Oncology	855 A Avenue NE, Suite 420		Cedar Rapids	IA	52402		Clinical Trial/Study Agreement
Pilgrim Software, Inc	DEPT AT 952090		ATLANTA	GA	31192		Subscription Services Agreement
Pinnacle Oncology Hematolgoy	9055 East Del Camino, Suite 100		Scottsdale	AZ	85258		Clinical Trial/Study Agreement for P10-3
Pitney Bowes Management Services, Inc.	P.O. BOX 845801		DALLAS	TX	75284		Service Agreement for NJ Office
Pitney Bowes Management Services, Inc.	P.O. BOX 845801		DALLAS	TX	75284		Service Agreement for Seattle Office
PleaseTech Ltd.	Rock House	Mynyddbach	Chepstow		NP16 6RP	UK	Software Agreement and Amendments
PMK Medical Group, Inc, dba Ventura County Hematology Oncology Specialists	1700 N. Rose Ave, Suite 320		Oxnard	CA	93030		Clinical Trial/Study Agreement for P10-3
Point B Solutions Group, LLP	1420 5th Ave, Ste 2200		Seattle	WA	98101		Professional Services Agreement
Polaris Solutions, LLC	100 BROADWAY 7TH FLOOR		NEW YORK	NY	10005		Service Agreement
Porzio Life Sciences, LLC	PO BOX 1997	100 SOUTHGATE PARKWAY	MORRISTOWN	NJ	07962		Services Agreement
Porzio Life Sciences, LLC	PO BOX 1997	100 SOUTHGATE PARKWAY	MORRISTOWN	NJ	07962		Software Services Agreement
Premier Medical Group of the Hudson Valley	1 COLUMBIA ST, SUITE 390		POUGHKEEPSIE	NY	12601		Clinical Trial/Study Agreement
Premier Medical Group of the Hudson Valley, P.C.	1 Columbia St., Suite 390		Poughkeepsie	NY	12601		Clinical Trial/Study Agreement for P12-1
Premier Medical Group of the Hudson Valley, PC	1 Columbia St., Suite 390		Poughkeepsie	NY	12601		Clinical Trial/Study Agreement for P10-3
Premier Medical Group of the Hudson Valley, PC	1 Columbia St., Suite 390		Poughkeepsie	NY	12601		Clinical Trial/Study Agreement for P11-4
Presbyterian Hospital Cancer Center	200 Hawthorne Lane		Charlotte	NC	28204		Clinical Trial/Study Agreement for P10-3
Prometheus Media LLC	195 BROADWAY, 29TH FLOOR		NEW YORK	NY	10007		Commercial Marketing Agreement
Prometheus Media LLC	195 BROADWAY, 29TH FLOOR		NEW YORK	NY	10007		Commercial Marketing Agreement
Prometheus Media LLC	195 BROADWAY, 29TH FLOOR		NEW YORK	NY	10007		Commercial Marketing Agreement
Prostate Oncology	4676 Admiralty Way, Suite 101		Marina del Rey	CA	90292		Clinical Trial/Study Agreement
Prostate Oncology Specialists	4676 Admiralty Way, Suite 101		Marina del Rey	CA	90292		Clinical Trial/Study Agreement for P12-1
Prostate Oncology Specialists, Inc.	4676 ADMIRALTY WAY STE 101		MARINA DEL REY	CA	90292		Clinical Trial/Study Agreement and Amendments
Prostate Oncology Specialists, Inc.	4676 ADMIRALTY WAY STE 101		MARINA DEL REY	CA	90292		Clinical Trial/Study Agreement for P10-3
Prostate Oncology Specialists, Inc.	4676 Admiralty Way, Suite 101		Marina del Rey	CA	90292		Clinical Trial/Study Agreement for P11-4
Providence Cancer Center	4805 NE Glisan St., #6N40/2N35	Oncology and Hematology Care Eastside	Portland	OR	97213		Clinical Trial/Study Agreement for P07-2
Providence Cancer Center	4805 NE Glisan St., #6N40/2N35	Oncology and Hematology Care Eastside	Portland	OR	97213		Clinical Trial/Study Agreement for P11-3
Providence Cancer Center	4805 NE Glisan St., #6N40/2N35	Oncology and Hematology Care Eastside	Portland	OR	97213		Clinical Trial/Study Agreement for P11-4
Providence Medical Center	4805 NE Glisan Street Room 2N82		Portland	OR	97213		Clinical Trial/Study Agreement for P11
Providence Portland Medical Center	ATTENTION SUE RICH	PO BOX 13993	PORTLAND	OR	97213		Clinical Trial/Study Agreement
Prudential Cleanroom Services	P.O. BOX 11210		SANTA ANA	CA	92711		Supply Agreement
Prudential Cleanroom Services	P.O. BOX 11210		SANTA ANA	CA	92711		Supply Agreement
Puget Sound Blood Center	921 TERRY AVE		SEATTLE	WA	98104		Leukapheresis Collection Agreement
Puget Sound Blood Center	921 TERRY AVE		SEATTLE	WA	98104		Leukapheresis Collection Agreement
Q International Courier, Inc.	Chelsea Piers, Pier 59	Suite 201	New York	NY	10011		Courier Agreement
Queens Medical Associates	176-60 Union Turnpike Suite 360		Fresh Meadows	NY	11366		Clinical Trial/Study Agreement for P10-3
Radboud University Nijmegen Medical Centre	Postbus 9101	Internal Postcode 659	Nijmegen, Gelderland		6500 HB	Netherlands	Vendor Agreement
Radiant Systems, Inc.	107B - CORPORATE BOULEVARD		SOUTH PLAINFIELD	NJ	07080		Staffing Agency Agreement
Radius Medical Animation LLC	5613 CROSS COUNTRY BLVD		BALTIMORE	MD	21209		Vendor Agreement
Raleigh Hematology Oncology Associates, D.B.A. Cancer Centers of North Carolina	10 Bryan-Searle Dr., 471 Seeley Mudd Building		Durham	NC	27710		Clinical Trial/Study Agreement for P12-2
Rearview Marketing Solutions, Inc.	126 TOPAZ DRIVE		FRANKLIN PARK	NJ	08823		Marketing Services Agreement

10 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Recall Total Information Management, Inc.	015295 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Storage Agreement
Recall Total Information Management, Inc.	015295 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Subscription Agreement
Regents of the University of Minnesota	NW 5957	PO BOX 1450	MINNEAPOLIS	MN	55485		Clinical Trial/Study Agreement
Regional Cancer Care, P.A.	4411 Ben Franklin Boulevard		Durham	NC	27704		Clinical Trial/Study Agreement for P10-3
Regional Urology, LLC	255 Bert Kouns		Shreveport	LA	71106		Clinical Trial/Study Agreement for P12-1
Rhode Island Blood Center/Hospital	164 SUMMIT AVE, FAIN 2	ONCOLOGY NURSING EDUCATION DAY	PROVIDENCE	RI	02906		Leukapheresis Collection Agreement
Richard Gaeto	Redacted						Employment Agreement
Right Track Regulatory, Ltd.	3 BISHOP SQUARE	2ND FLOOR TITAN COURT	HATFIELD		AL109	UK	Vendor Agreement
Rimini Street, Inc	3993 HOWARD HUGES PKWY.	SUITE 780	LAS VEGAS	NV	89169		Master Services Agreement
Rivet Software, Inc.	62927 COLLECTION CENTER DRIVE		CHICAGO	IL	60693		IT Agreement
RMD Clinical Research Institute, LLC	675 W. North Ave #605		Melrose Park	IL	60160		Clinical Trial/Study Agreement for P12-1
Robert A. Moss, M.D., F.A.C.P., Inc.	11100 Warner Ave	Suite 200	Fountain Valley	CA	92708		Clinical Trial/Study Agreement
Robert Crotty	Redacted						Employment Agreement
Rock River Valley Blood Center	419 NORTH SIXTH STREET		ROCKFORD	IL	61110		Leukapheresis Collection Agreement
Rock Solid Meetings and Events	SUITE D3/103	321 HIGH SCHOOL RD	BAINBRIDGE ISLAND	WA	98110		Service Agreement
Rocky Mountain Cancer Centers	1800 Williams Street, Suite 200		Denver	CO	80218		Clinical Trial/Study Agreement for P10-3
Roswell Park Cancer Institute	Elm and Carlton Streets		Buffalo	NY	14263		Clinical Trial/Study Agreement
Roswell Park Cancer Institute	Elm and Carlton Streets		Buffalo	NY	14263		Clinical Trial/Study Agreement for N10-1
Roswell Park Cancer Institute	Elm and Carlton Streets		Buffalo	NY	14263		Clinical Trial/Study Agreement for P10-3
RPR Investigations (Rinaldi)	PO BOX 161		NESHANIC STATION	NJ	08853		Service Agreement
RR Donnelley	111 S. Wacker Drive		Chicago	IL	60606		Data Room Agreement
Runzheimer International Ltd.	1 RUNZHEIMER PARKWAY		WATERFORD	WI	53185		Service Agreement
Sacred Heart Medical Oncology Group	1545 Airport Blvd, Suite 2000		Pensacola	FL	32504		Clinical Trial/Study Agreement
Salesforce.com	P.O. BOX 203141		DALLAS	TX	75320		Subscription Services Agreement
Sartor, Oliver, M.D.	Tulane Medical School	1430 Tulane Ave, SL78	New Orleans	LA	70112		Service Agreement
SAS Institute, Inc.	PO BOX 406922		ATLANTA	GA	30384		Clinical Trial/Study Agreement
SAVVIS Communications Corporation	13322 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Hosting Agreement
SAVVIS Communications Corporation	13322 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Co-Location Agreement
SAVVIS Communications Corporation	13322 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		IT Agreement
Schindler Elevator Corporation	P.O. BOX 93050		CHICAGO	IL	60673		Warranty Agreement
Scranton Hematology Oncology	743 Jefferson Avenue, Suite 205		Scranton	PA	18510		Clinical Trial/Study Agreement for P10-3
Seattle Cancer Care Alliance	825 Eastlake Ave. E., G4-830		Seattle	WA	98109		Clinical Trial/Study Agreement for P07-2
Seattle Cancer Care Alliance	825 Eastlake Ave. E., G4-830		Seattle	WA	98109		Clinical Trial/Study Agreement for P10-2
Seattle Cancer Care Alliance	825 Eastlake Ave. E., G4-830		Seattle	WA	98109		Clinical Trial/Study Agreement for P10-3
Seattle Cancer Care Alliance	825 Eastlake Ave. E., G4-830		Seattle	WA	98109		Clinical Trial/Study Agreement for P11-4
See, William MD	9200 W. Wisconsin Ave		Milwaukee	WI	53226		Service Agreement
Sharp HealthCare	7901 Frost St.	Clinical Oncology Research	San Diego	CA	92123		Clinical Trial/Study Agreement for P07-2
Sharp HealthCare	7901 Frost St.		San Diego	CA	92123		Clinical Trial/Study Agreement for P10-3
Sharp Healthcare	7901 Frost St.	Clinical Oncology Research	San Diego	CA	92123		Clinical Trial/Study Agreement for P11-3
Sharp Memorial Hospital	ATTN: CATHY WOOD	7901 FROST ST	SAN DIEGO	CA	92123		Clinical Trial/Study Agreement
Siemens Industry, Inc.	PO BOX 2134		CAROL STREAM	IL	60132		Master Services Agreement
Sloan-Kettering Institute for Cancer Research	PO BOX 29049		NEW YORK	NY	10087		Clinical Trial/Study Agreement
Small, Eric, M.D.	1600 Divisadero Street, A-734		San Francisco	CA	94143		Clinical Trial/Study Agreement
Source Healthcare Analytics, LLC	PO BOX 277158		ATLANTA	GA	30384		Commercial Marketing Agreement
South Carolina Oncology Associates, PA	166 Stoneridge Drive		Columbia	SC	29210		Clinical Trial/Study Agreement for P10-3
South Carolina Oncology Associates, PA	166 Stoneridge Drive		Columbia	SC	29210		Clinical Trial/Study Agreement for P11-4
South Orange County Medical Research	25200 La Paz Road		Laguna Hills	CA	92653		Clinical Trial/Study Agreement
South Texas Accelerated Research Therapeutics	PO BOX 1994		SAN ANTONIO	TX	78297		Clinical Trial/Study Agreement
South Texas Blood & Tissue Center	6211 IH-10 West		San Antonio	TX	78201		Leukapheresis Collection Agreement
Southeast Nebraska Cancer Center	201 S. 68th St. Place, Suite 200		Lincoln	NE	68510		Clinical Trial/Study Agreement for P10-3
Southeast Nebraska Cancer Center	201 S. 68th St. Place, Suite 200		Lincoln	NE	68510		Clinical Trial/Study Agreement for P11-4
Southeast Nebraska Cancer Center	201 S. 68th St. Place, Suite 200		Lincoln	NE	68510		Clinical Trial/Study Agreement for P12-1
Southeastern Research Group, Inc.	2000 Centre Pointe Boulevard		Tallahassee	FL	32308		Clinical Trial/Study Agreement for P10-3
Southwest Urology	6900 Pearl Road Suite 200		Middleburg Heights	OH	44130		Clinical Trial/Study Agreement for P10-3
Sparta Cancer Center	89 Sparta Avenue Suite 130		Sparta	NJ	78711777		Clinical Trial/Study Agreement for P10-3
Spotfire	Tibco Software Inc	3303 Hillview Avenue	Palo Alto	CA	94304		IT Agreement
Sprint Solutions, Inc	2001 Edmund Halley DR		Reston	VA	20191		Master Services Agreement
St. Louis Cancer Care, LLP	12277 DePaul Dr., Suite 100 S		Bridgeton	MO	63044		Clinical Trial/Study Agreement for P10-3
St. Louis Cancer Care, LLP	12277 DePaul Dr., Suite 100 S		Bridgeton	MO	63044		Clinical Trial/Study Agreement for P11-4
Stanford University Medical Center	875 Blake Wilbur Dr.		Stanford	CA	94305		Clinical Trial/Study Agreement for N10-1

11 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Staten Island Urological Research, PC	1800 CLOVE ROAD		STATEN ISLAND	NY	10304		Clinical Trial/Study Agreement
StatWorks, Inc.	101 B Street		Carrboro	NC	27510		Clinical Trial/Study Agreement
Steward St. Elizabeth's Medical Center of Boston, Inc.	736 Cambridge Street		Boston	MA	02135		Clinical Trial/Study Agreement for P10-3
Stovall Grainger Modleski Inc.	6515 TRILLIUM HOUSE LANE		CENTREVILLE	VA	20120		Marketing Services Agreement
StratusG, LLC	7438 SE 40TH		MERCER ISLAND	WA	98040		Service Agreement
StratusG, LLC	7438 SE 40TH		MERCER ISLAND	WA	98040		Service Agreement
Suburban Hematology and Oncology Associates	631 Professional Drive Suite 450		Lawrenceville	GA	30046		Clinical Trial/Study Agreement for P10-3
SuccessFactors, Inc.	PO BOX 89 4642		LOS ANGELES	CA	90189		Subscription Services Agreement
Suncoast Communities Blood Bank	1760 Mound Street		Sarasota	FL	34236		Leukapheresis Collection Agreement
Sutter Cancer Center	2800 L Street, Suite 410		Sacramento	CA	95816		Clinical Trial/Study Agreement for P10-3
Sutter Medical Group	2800 L Street #300		Sacramento	CA	95816		Clinical Trial/Study Agreement for P12-1
Swedish Health Services	747 Broadway		Seattle	WA	981224307		Clinical Trial/Study Agreement
Tableau Software, Inc.	PO BOX 204021		DALLAS	TX	75320		IT Agreement
Taos Mountain, Inc.	PO BOX 225		SANTA CLARA	CA	95052		IT Agreement
Target Human Resources Inc.	1130 US HIGHWAY 202 BLDG E		RARITAN	NJ	08869		Service Agreement
TEKNOVARE	PRODOP CORPORATION	1499 BLAKE ST UNIT 1K	DENVER	CO	80202		Vendor Agreement
Tennessee Oncology	300 20th Avenue Suite 301		Nashville	TN	37203		Clinical Trial/Study Agreement for P10-3
Texas Oncology - Austin	901 West 38th Street, Suite 200		Austin	TX	78705		Clinical Trial/Study Agreement for P10-3
Texas Oncology - Memorial City	925 Gessner Suite 550		Houston	TX	77024		Clinical Trial/Study Agreement for P10-3
Texas Oncology - Waco	1700 W. Highway 6		Waco	TX	76712		Clinical Trial/Study Agreement for P10-3
Texas Oncology-Abilene	1957 Artillary Road		Abilene	TX	79606		Clinical Trial/Study Agreement for P10-3
Texas Oncology-Baylor Charles A Sammons Cancer Center	3410 Worth Street, Suites 300 and 400		Dallas	TX	75246		Clinical Trial/Study Agreement for P10-3
Texas Oncology-Beaumont, Mamie McFaddin Ward Cancer Center	690 North 14th Street		Beaumont	TX	77702		Clinical Trial/Study Agreement for P10-3
Texas Oncology-Dallas Presbyterian Hospital	8220 Walnut Hill Lane, Suite 700, Professional Bldg II		Dallas	TX	75231		Clinical Trial/Study Agreement for P10-3
Texas Oncology-Deke Slayton Cancer Center	501 Medical Center Boulevard		Webster	TX	77598		Clinical Trial/Study Agreement for P10-3
Texas Oncology-Denton South	3720 I 35 East		Denton	TX	76210		Clinical Trial/Study Agreement for P10-3
Texas Oncology-El Paso Center Treatment Center Gateway	7848 Gateway East		El Paso	TX	79915		Clinical Trial/Study Agreement for P10-3
Texas Oncology-Fort Worth 12th Ave	1001 12th Avenue, Suite 200		Fort Worth	TX	76104		Clinical Trial/Study Agreement for P10-3
Texas Oncology-Fort Worth 12th Ave	1001 12th Avenue, Suite 200		Fort Worth	TX	76104		Clinical Trial/Study Agreement for P11-4
Texas Oncology-Lewisville	2790 Lake Vista Drive		Lewisville	TX	75067		Clinical Trial/Study Agreement for P10-3
The Access Group (Access Communications)	400 Connell Drive, Floor 2		Berkeley Heights	NJ	07922		Marketing Services Agreement
The Blood Alliance	7595 Centurion Pkwy		Jacksonville	FL	32256		Leukapheresis Collection Agreement
The Blood Center	1300 Division Road, Suite 102		West Warwick	RI	02893		Leukapheresis Collection Agreement
The Blood Connection	1099 Bracken Road		Piedmont	SC	29673		Leukapheresis Collection Agreement
The Board of Trustees of The Leland Stanford Junio	301 Ravenswood Avenue, 2nd Floor		Menlo Park	CA	940253434		Clinical Trial/Study Agreement
The Board of Trustees of The Leland Stanford Junio	301 Ravenswood Avenue, 2nd Floor		Menlo Park	CA	940253434		Clinical Trial/Study Agreement
The Chester County Hospital and Health System	701 East Marshall Street		West Chester	PA	19380		Clinical Trial/Study Agreement
The Jones Clinic, PC	7710 Wolf River Circle		Germantown	TN	38138		Clinical Trial/Study Agreement
The Lynx Group, LLC	1249 South River Road	Suite 202A	Cranbury	NJ	08512		Marketing Services Agreement
The Medical Center, Inc. dba John B. Amos Cancer Center	710 Center Street		Columbus	GA	31902		Clinical Trial/Study Agreement
The Northwestern Mutual Life Insurance Company	C/O Unico Properties LLC	1301 Second Avenue, Suite 730	Seattle	WA	98001		Insurance Agreement
The Northwestern Mutual Life Insurance Company	C/O Unico Properties LLC	1301 Second Avenue, Suite 730	Seattle	WA	98001		Insurance Agreement
The Regents of the Univ of CA, San Diego	9500 Gilman Drive	University Center 202	La Jolla	CA	92093		Clinical Trial/Study Agreement
The Regional Cancer Center	2500 West 12th Street		Erie	PA	16505		Clinical Trial/Study Agreement for P10-3
The Scripps Research Institute	10550 North Torrey Pines Road		La Jolla	CA	92037		Clinical Trial/Study Agreement
The Stamford Hospital	30 Shelburne Road		Stamford	CT	06904		Clinical Trial/Study Agreement
The University of Chicago Medical Center	5841 S. Maryland Ave., Mail Code 2115		Chicago	IL	606371470		Clinical Trial/Study Agreement for N10-1
The University of Kansas Cancer Center	2330 Shawnee Mission Parkway		Westwood	KS	66205		Clinical Trial/Study Agreement for N10-1
The University of Kansas Cancer Center	2330 Shawnee Mission Parkway		Westwood	KS	66205		Clinical Trial/Study Agreement for P10-3

12 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
The University of Texas - MD Anderson Cancer Center	1155 Pressler St. CPB7.3508, Unit #1374		Houston	TX	770303721		Clinical Trial/Study Agreement for N10-1
The University of Wisconsin - Carbone Cancer Center	1111 Highland Ave., WIMR Room 7007		Madison	WI	53705		Clinical Trial/Study Agreement for N10-1
The Urological Institute of Northeastern New York	23 Hackett Blvd.	Community Care Physicians, PC	Albany	NY	12208		Clinical Trial/Study Agreement for P10-2
The Urology Center of Colorado	2777 Mile High Stadium Circle		Denver	CO	80211		Clinical Trial/Study Agreement for N10-1
The Urology Center of Colorado	2777 Mile High Stadium Circle		Denver	CO	80211		Clinical Trial/Study Agreement for P10-2
The Urology Center of Colorado	2777 Mile High Stadium Circle		Denver	CO	80211		Clinical Trial/Study Agreement for P11-3
The Urology Center of Colorado	2777 Mile High Stadium Circle		Denver	CO	80211		Clinical Trial/Study Agreement for P11-4
The Urology Center of Colorado	2777 Mile High Stadium Circle		Denver	CO	80211		Clinical Trial/Study Agreement for P12-1
The Urology Center of Colorado	2777 Mile High Stadium Circle		Denver	CO	80211		Clinical Trial/Study Agreement for P12-2
The West Clinic, P.C.	100 N. Humphreys Boulevard		Memphis	TN	38120		Clinical Trial/Study Agreement for P10-3
Thomas Direct Studios	33 PLYMOUTH STREET SUITE LL3		MONTCLAIR	NJ	07042		Marketing Services Agreement
Thomas Jefferson University	1025 Walnut St, Suite 700		Philadelphia	PA	19107		Clinical Trial/Study Agreement for N10-1
Thomas Jefferson University	1025 Walnut St, Suite 700		Philadelphia	PA	19107		Clinical Trial/Study Agreement for P12-2
TMS Health, LLC	C/O ACS	P.O. BOX 201322	DALLAS	TX	75320		Marketing Services Agreement
Tower Urology	8635 West Third Street, Suite 1 West		Los Angeles	CA	90048		Clinical Trial/Study Agreement for P10-3
Tower Urology	8635 West Third Street, Suite 1 West		Los Angeles	CA	90048		Clinical Trial/Study Agreement for P11-4
Townsend, Townsend, and Crew LLP	2 Embarcadero Center		San Francisco	CA	94111		Vendor Agreement
TransPerfect Translations International, Inc.	3 PARK AVENUE, 39THFLR		NEW YORK	NY	10016		Vendor Agreement
Tri Valley Urology Medical Group	25495 Medical Center Drive	Suite 2014	Murrieta	CA	92562		Clinical Trial/Study Agreement
Trialomics, LLC	900 LENORA ST. UNIT 508		SEATTLE	WA	98121		Consulting Services Agreement
Trinity Partners, LLC	230 THIRD AVE		WALTHAM	MA	02451		Commercial Marketing Agreement
TriState Urologic Services PSC, Inc. DBA TUG Research	4700 SMITH ROAD	dba THE UROLOGY GROUP	CINCINNATI	OH	45212		Clinical Trial/Study Agreement
TRM Oncology	SUITE 260	TWO CONCOURSE PARKWAY	ATLANTA	GA	30328		Marketing Services Agreement
Trustees of Columbia Universiy in the City of New York, The	622 WEST 168TH ST PH15 CENTER 1540	OFFICE OF CLINICAL TRIALS	NEW YORK	NY	10032		Clinical Trial/Study Agreement for P07-2
Trustees of Columbia Universiy in the City of New York, The	622 WEST 168TH ST PH15 CENTER 1540	OFFICE OF CLINICAL TRIALS	NEW YORK	NY	10032		Clinical Trial/Study Agreement for P09-1
Trustees of Indiana University	Office of Research Administration, Clinical Trials Contracting	550 University Blvd., Rm 5533	Indianapolis	IN	46202		Clinical Trial/Study Agreement for N10-1
Trustees of Indiana University	Office of Research Administration, Clinical Trials Contracting	550 University Blvd., Rm 5533	Indianapolis	IN	46202		Clinical Trial/Study Agreement for P07-2
Trustees of Indiana University	Office of Research Administration, Clinical Trials Contracting	550 University Blvd., Rm 5533	Indianapolis	IN	46202		Clinical Trial/Study Agreement for P09-1
Tufts Medical Center	800 Washington St., Box 245		Boston	MA	02111		Clinical Trial/Study Agreement for P10-3
Tufts Medical Center	800 Washington St., Box 245		Boston	MA	02111		Clinical Trial/Study Agreement for P11-4
Tulane University	1415 Tulane Ave. HC-62		New Orleans	LA	70112		Clinical Trial/Study Agreement for P12-1
Tulane University Health Sciences Center	1415 Tulane Ave. HC-62		New Orleans	LA	70112		Clinical Trial/Study Agreement for P11-4
Tulane University Health Sciences Center	1415 Tulane Ave. HC-62		New Orleans	LA	70112		Clinical Trial/Study Agreement for P10-3
Tulane University Hospital & Clinic	1415 TULANE AVE. SL 68		NEW ORLEANS	LA	70112		Clinical Trial/Study Agreement
UCLA	Center for Health Sciences, Rm 66-134	10833 Le Conte Ave	Los Angeles	CA	90095		Clinical Trial/Study Agreement
UCLA Institute of Urologic Oncology	10833 Le Conte Avenue		Los Angeles	CA	900953075		Clinical Trial/Study Agreement for P10-3
UCSF Comprehensive Cancer Center	1600 Divisadero St. 3rd Floor		San Francisco	CA	94115		Clinical Trial/Study Agreement
UCSF Comprehensive Cancer Center	1600 Divisadero St. 3rd Floor		San Francisco	CA	94115		Clinical Trial/Study Agreement for P11-3
UMC St Radboud Hospital	Geert Grooteplein-Zuid 10	Department of Urology	6525 GA Nijmegen				Clinical Trial/Study Agreement for P11-1
United BioSource Corporation	attn: TVC ACCOUNTS RECEIVABLE	4445 WILLARD AVE, 12th FLOOR	CHEVY CHASE	MD	20815		CRO Agreement and Amendments
Unity Oncology, LLC	62489 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		GPO Agreement and Amendment
University Health Network	7-504	619 University Ave	Toronto	ON	M5G 2M9	Canada	Clinical Trial/Study Agreement
University Health Network	7-504	619 University Ave	Toronto	ON	M5G 2M9	Canada	Clinical Trial/Study Agreement
University Hematology Oncology INC	1052 Martin Luther King Drive	Suite #2	Centralia	IL	62801		Clinical Trial/Study Agreement
University of California - San Francisco	500 Parnassus Avenue		SAN FRANCISCO	CA	94143		Clinical Trial/Study Agreement
University of California San Diego - Moores Cancer Center	3855 Health Sciences Dr.		La Jolla	CA	92093		Clinical Trial/Study Agreement for P07-2
University of California San Diego - Moores Cancer Center	3855 Health Sciences Dr.		La Jolla	CA	92093		Clinical Trial/Study Agreement for P10-2
University of California San Diego - Moores Cancer Center	3855 Health Sciences Dr.		La Jolla	CA	92093		Clinical Trial/Study Agreement for P10-3

13 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
University of California San Diego - Moores Cancer Center	3855 Health Sciences Dr.		La Jolla	CA	92093		Clinical Trial/Study Agreement for P11-3
University of Chicago	SONYA BOWEN, FINANCIAL ADMIN	5841 S MARYLAND AVE RMW604 (MC6091)	CHICAGO	IL	60637		Clinical Trial/Study Agreement
University of Chicago	SONYA BOWEN, FINANCIAL ADMIN	5841 S MARYLAND AVE RMW604 (MC6091)	CHICAGO	IL	60637		Leukapheresis Collection Agreement
University of Colorado Denver	Grants and Contracts, Anschutz Medical Center	13001 E. 17th Place, PO Box 6508	Aurora	CO	80045		Clinical Trial/Study Agreement
University of Colorado Denver School of Medicine	12801 East 17th Ave, Room L18-8117	Division of Medical Oncology, Mail Stop 8117	Aurora	CO	80045		Clinical Trial/Study Agreement for N10-1
University of Colorado Denver, Anschutz Medical Campus	1665 Aurora Ct. Room 3200 PO Box 6510, Mail Stop F700		Aurora	CO	80045		Clinical Trial/Study Agreement for P11
University of Maryland - Greenebaum Cancer Center	22 S. Greene St.		Baltimore	MD	21201		Clinical Trial/Study Agreement for P10-3
University of Minnesota	420 Delaware St. SE, MMC 394, B-561	Department of Urology	Minneapolis	MN	55455		Clinical Trial/Study Agreement for N10-1
University of Minnesota	516 Delaware St SE		Minneapolis	MN	55455		Clinical Trial/Study Agreement for P10-3
University of North Carolina - Lineberger Comprehensive Cancer Center	170 Manning Dr.		Chapel Hill	NC	27599		Clinical Trial/Study Agreement for N10-1
University of Rochester	BOX 270140	518 HYLAN BUILDING	ROCHESTER	NY	14627		Clinical Trial/Study Agreement
University of Rochester Medical Center - James P. Wilmot Cancer Center	601 Elmwood Ave., Box 704		Rochester	NY	14642		Clinical Trial/Study Agreement for P10-3
University of Rochester Medical Center - James P. Wilmot Cancer Center	601 Elmwood Ave., Box 704		Rochester	NY	146420001		Clinical Trial/Study Agreement for P11
University of Texas Southwestern Medical Center	ATTN.: LOCKBOX #842265	1950 N. STEMMONS FRWY., STE. 5010	DALLAS	TX	75207		Clinical Trial/Study Agreement
University of Virginia Health System, Dept. of Urology	Hospital Drive, Private Clinics, Room 2570		Charlottesville	VA	22908		Clinical Trial/Study Agreement for P10-3
University of Washington	KELLY SALES	825 EASTLAKE AVE EAST/MSG4830	SEATTLE	WA	98190		Clinical Trial/Study Agreement
University of Washington	KELLY SALES	825 EASTLAKE AVE EAST/MSG4830	SEATTLE	WA	98190		Clinical Trial/Study Agreement
University of Washington	KELLY SALES	825 EASTLAKE AVE EAST/MSG4830	SEATTLE	WA	98190		Clinical Trial/Study Agreement
University of Washington School of Pharmacy	Box 357631		Seattle	WA	981957631		Clinical Trial/Study Agreement
University of Western Ontario	WESTERN UNIVERSITY		LONDON	ON	N6A 5B7	CANADA	Clinical Trial/Study Agreement
University of Wisconsin	21 N Park Street, Suite 6401		Madison	WI	537151218		Clinical Trial/Study Agreement
Up Strategies Consulting	15875 BOONES FERRY RD	# 2102	LAKE OSWEGO	OR	97035		Consulting Services Agreement
Uro Partners/ RMD Clinical Research	675 W. North Ave #605		Melrose Park	IL	60160		Clinical Trial/Study Agreement for P12-2
UroGPO, LLC	1250 Linda St, Ste 201		Rocky River	OH	44116		Pricing/Rebate Agreement
Urologic Consultants of SE PA	1 Presidential Blvd., Suites 100 & 115		Bala Cynwyd	PA	19004		Clinical Trial/Study Agreement for P11-4
Urologic Consultants of SE PA, LLP	1 PRESIDENTIAL BLVD., SUITE 100		BALA CYNWYD	PA	19004		Clinical Trial/Study Agreement
Urologic Consultants of Southeastern Pennsylvania	1 Presidential Blvd., Suites 100 & 115		Bala Cynwyd	PA	19004		Clinical Trial/Study Agreement for P12-1
Urological Associates of Southern Arizona, P.C.	2260 W. Orange Grove Rd.		Tucson	AZ	85741		Clinical Trial/Study Agreement for N10-1
Urological Associates of Southern Arizona, P.C.	2260 W. Orange Grove Rd.		Tucson	AZ	85741		Clinical Trial/Study Agreement for P10-3
Urological Associates of Southern Arizona, P.C.	2260 W. Orange Grove Rd.		Tucson	AZ	85741		Clinical Trial/Study Agreement for P12-2
Urological Associates, Inc.	920 South Hebron Avenue		Evansville	IN	47714		Clinical Trial/Study Agreement for P10-3
Urological Research Network	2140 W 68th St., Suite 200		Hialeah	FL	33016		Clinical Trial/Study Agreement for N10-1
Urological Surgeons of Illinois LTD	375 N. Wall Ste, Ste P530		Kankakee	IL	60901		Clinical Trial/Study Agreement
Urology Associates	2801 CHARLOTTE AVENUE		NASHVILLE	TN	37209		Clinical Trial/Study Agreement
Urology Associates of San Luis Obispo	1310 Las Tablas Rd. Suite 201		Templeton	CA	93465		Clinical Trial/Study Agreement for P12-1
Urology Associates, P.C.	2801 Charlotte Ave.		Nashville	TN	37209		Clinical Trial/Study Agreement for N10-1
Urology Associates, P.C.	2801 Charlotte Ave.		Nashville	TN	37209		Clinical Trial/Study Agreement for P11-4
Urology Associates, P.C.	2801 Charlotte Ave.		Nashville	TN	37209		Clinical Trial/Study Agreement for P12-2
Urology Associates, PC	2801 Charlotte Ave.		Nashville	TN	37209		Clinical Trial/Study Agreement for P12-1
Urology Center of Alabama, PC	3485 Indpendence Dr.		Homewood	AL	35209		Clinical Trial/Study Agreement for P10-2
Urology Center of Colorado	2777 MILE HIGH STADIUM CIRCLE		DENVER	CO	80211		Clinical Trial/Study Agreement for N10-1
Urology Center of Colorado	2777 MILE HIGH STADIUM CIRCLE		DENVER	CO	80211		Clinical Trial/Study Agreement for P10-3
Urology Center of Spartanburg	391 Serpentine Dr. Ste. 500		Spartanburg	SC	29303		Clinical Trial/Study Agreement for P10-3
Urology Center Research Institute	300 Grand Ave, Suite #202		Englewood	NJ	7631		Clinical Trial/Study Agreement for P12-1
Urology Clinics of North Texas	8230 Walnut Hill Lane Suite 700		Dallas	TX	75231		Clinical Trial/Study Agreement for P12-1
Urology Clinics of North Texas, PLLC	8230 Walnut Hill Lane Suite 700		Dallas	TX	75231		Clinical Trial/Study Agreement for P10-3
Urology Group of New Jersey	375 Mt Pleasant Ave		West Orange	NJ	7052		Clinical Trial/Study Agreement for P10-3
Urology Health Specialists	245 Bryn Mawr Ave.		Bryn Mawr	PA	19010		Clinical Trial/Study Agreement for P12-1
Urology Health Specialists, LLC	245 Bryn Mawr Ave.		Bryn Mawr	PA	19010		Clinical Trial/Study Agreement

14 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Urology Health Specialists, LLC	245 Bryn Mawr Ave.		Bryn Mawr	PA	19010		Clinical Trial/Study Agreement
Urology Health Specialists, LLC	245 Bryn Mawr Ave.		Bryn Mawr	PA	19010		Clinical Trial/Study Agreement
Urology Health Specialists, LLC	245 Bryn Mawr Ave.		Bryn Mawr	PA	19010		Clinical Trial/Study Agreement
Urology Health Specialists, LLC	245 Bryn Mawr Ave.		Bryn Mawr	PA	19010		Clinical Trial/Study Agreement for P11
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement for N10-1
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement for P07-2
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement for P09-1
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement for P10-2
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement for P11
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement for P11-3
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement for P11-4
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement for P12-1
Urology of Virginia, PLLC	225 Clearfield Ave.		Virginia Beach	VA	23462		Clinical Trial/Study Agreement for P12-2
Urology San Antonio Research	7909 Fredericksburg Rd., Suite 200		San Antonio	TX	78229		Clinical Trial/Study Agreement for P10-2
Urology San Antonio Research	7909 Fredericksburg Rd., Suite 200		San Antonio	TX	78229		Clinical Trial/Study Agreement for P10-3
Urology Specialists of Southern California	16311 Ventura Blvd., Suite 800		Encino	CA	914362140		Clinical Trial/Study Agreement for P10-3
Uropartners/RMD Clinical Research	675 W. NORTH AVENUE, SUITE 605		MELROSE PARK	IL	60160		Clinical Trial/Study Agreement
US Oncology Research, Inc.	2899 PAYSPHERE CIRCLE		CHICAGO	IL	60674		Clinical Trial/Study Agreement
US Oncology, Inc.	2899 PAYSPHERE CIRCLE		CHICAGO	IL	60674		Clinical Trial/Study Agreement
Us TOO International, Inc.	5003 Fairview Avenue		Downers Grove	IL	605155286		Vendor Agreement
USC Care Medical Group, Inc.	1441 Eastlake Avenue, STE. 5409	USC/ Norris Comprehensive Cancer Center	Los Angeles	CA	90033		Clinical Trial/Study Agreement
USC/Norris Comprehensive Cancer Center	1441 Eastlake Ave., Room 3440		Los Angeles	CA	90033		Clinical Trial/Study Agreement for N10-1
USC/Norris Comprehensive Cancer Center	1441 Eastlake Ave., Room 3440		Los Angeles	CA	90033		Clinical Trial/Study Agreement for P12-2
UT Southwestern	5323 Harry Hines Blvd.m BL 9.100		Dallas	TX	753909105		Clinical Trial/Study Agreement
UW Oncology Research Fund	Cancer Care Alliance	825 Eastlake Ave E, MS: G4830	Seattle	WA	981091023		Clinical Trial/Study Agreement
Validant	Kinsale Holdings Inc	475 Sansome Street, Ste 700	San Francisco	CA	94111		Consulting Services Agreement
Vanderbilt University Medical Center	1161 21st Ave South, A1302 Medical Center North		Nashville	TN	37232		Clinical Trial/Study Agreement for P10-3
VC & MA Bvba	De Meere 36	2460 Kasterlee				Belgium	Marketing Services Agreement
Veals, Susan	7416 SE 24th Street		Mercer Island	WA	98040		Service Agreement
Veritech	7525 SE 24TH STREET SUITE 360	SCOTT DAVID RAMSEY	MERCER ISLAND	WA	98040		Vendor Agreement
Verizon Wireless	PO BOX 660108		DALLAS	TX	75266		Vendor Agreement
Veteran's Affairs - Durham	508 Fulton Street		Durham	NC	27705		Clinical Trial/Study Agreement
Veterans Affairs Greater Los Angeles Healthcare System Center	10833 Le Conte Ave.		Los Angeles	CA	90095		Clinical Trial/Study Agreement for P12-1
Victory Marketing Group Inc.	BLDG 5, SUITE 5	678 ROUTE 202/206 NORTH	BRIDGEWATER	NJ	08807		Commercial Marketing Agreement
Vienna Hospital Association	Schlossgasse 15/6a	1050 Vienna				Austria	Clinical Trial/Study Agreement
Viewpoint and Associates	PO BOX 395		ROCKVILLE CENTRE	NY	11571		Service Agreement
Virginia Mason Medical Center	1100 9th Ave., Mail Stop C7-URO		Seattle	WA	98101		Clinical Trial/Study Agreement for N10-1
Virginia Mason Medical Center	1100 9th Ave., Mail Stop C7-URO		Seattle	WA	98101		Clinical Trial/Study Agreement for P07-2
Virginia Mason Medical Center	1100 9th Ave., Mail Stop C7-URO		Seattle	WA	98101		Clinical Trial/Study Agreement for P09-1
Virginia Mason Medical Center	1100 9th Ave., Mail Stop C7-URO		Seattle	WA	98101		Clinical Trial/Study Agreement for P10-1
Virginia Mason Medical Center	1100 9th Ave., Mail Stop C7-URO		Seattle	WA	98101		Clinical Trial/Study Agreement for P10-2
Virginia Mason Medical Center	1100 9th Ave., Mail Stop C7-URO		Seattle	WA	98101		Clinical Trial/Study Agreement for P10-3
Virginia Mason Medical Center	1100 9th Ave., Mail Stop C7-URO		Seattle	WA	98101		Clinical Trial/Study Agreement for P11
Virginia Mason Medical Center	1100 9th Ave., Mail Stop C7-URO		Seattle	WA	98101		Clinical Trial/Study Agreement for P11-3
Virginia Mason Medical Center	1100 9th Ave., Mail Stop C7-URO		Seattle	WA	98101		Clinical Trial/Study Agreement for P12-2
Virginia Urology	9105 Stony Point Drive		Richmond	VA	23235		Clinical Trial/Study Agreement for P12-1
Viscira, LLC a California limited liability company	200 VALLEJO STREET		SAN FRANCISCO	CA	94111		Master Services Agreement
Vogel Farina LLC	Attn: Diane Newlin	114 Fifth Ave	New York	NY	10011		Master Services Agreement
Vox Medica 2, LLC	PO BOX 716, MIDTOWN STATION	C/O MERCHANT FINANCIAL CORPORATION	NEW YORK	NY	10018		Service Agreement
VWR International, LLC	P.O. BOX 640169		PITTSBURGH	PA	15264		Supply Agreement
W. Thomas Amick	Redacted						Employment Agreement
Waldron	1100 OLIVE WAY, SUITE 1800		SEATTLE	WA	98101		Consulting Services Agreement
Walter Reed National Military Medical Center	8901 Wisconsin Ave, Bldg 19, 3rd Floor		Bethesda	MD	20889		Clinical Trial/Study Agreement for P10-3
Walz, Earl Lawrence MD	The Urology Group	2000 Joseph E Sanker Blvd	Cincinnati	OH	45212		Consulting Services Agreement
Watson Clinic	1730 Lakeland Hills Boulevard		Lakeland	FL	33805		Clinical Trial/Study Agreement for P10-3
WebMD LLC	12186 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Marketing Services Agreement
Weill Cornell Medical College	1305 York Ave., 7th Floor		New York	NY	10065		Clinical Trial/Study Agreement for N10-1

15 of 16

In re Dendreon Corporation
Case No. 14-12515
Schedule G - Executory Contracts and Unexpired Leases

Creditor Name	Address1	Address2	City	State	Zip	Country	Description of Contract or Lease and Nature of Debtor's Interest. State Whether Lease is for Nonresidential Real Property. State Contract Number of Any Government Contract.
Wells REIT	WELLS MULTISTATE	2129 PAYSPHERE CIRCLE	CHICAGO	IL	60674		Real Property Lease
WellStar Medical Group Urology	55 Whitcher Street Suite 250		Marietta	GA	30060		Clinical Trial/Study Agreement for P10-3
Western Regional Medical Center, Inc.	14200 West Fillmore St		Goodyear	AZ	85338		Clinical Trial/Study Agreement
Wheaton Franciscan Healthcare	400 West River Woods Parkway		Milwaukee	WI	53212		Clinical Trial/Study Agreement for P10-3
William Monteith	Redacted						Employment Agreement
Wilshire Oncology Medical Group, Inc.	8283 Grove Ave, Suite 207		Rancho Cucamonga	CA	91730		Clinical Trial/Study Agreement for P10-3
Wilson, Elizabeth RN	737 Westwood Drive		Santa Barbara	CA	93109		Consulting Services Agreement
World Communications Inc	1945 Yale Place East		Seattle	WA	98102		Master Services Agreement
World Courier, Inc	PO BOX 842325		BOSTON	MA	02284		Courier Agreement
WTAS LLC	1200 Fifth Avenue, Ste 1600		Seattle	WA	98101		Service Agreement
Yale Cancer Center	2 Church St., South. Suite 507		New Haven	CT	06520		Clinical Trial/Study Agreement for N10-1
Yale University School of Medicine	333 Cedar Street, FMP-313 PO Box 208028		New Haven	CT	06520		Clinical Trial/Study Agreement for P12-2
Yale Urology	330 Orchard Street, Suite 164		New Haven	CT	06511		Clinical Trial/Study Agreement for P10-3
Yu, Evan MD	14530 SE 85th Street		Newcastle	WA	98059		Marketing Services Agreement
Zale P. Bernstein, MD, PC	462 Grider Street		Buffalo	NY	14215		Clinical Trial/Study Agreement
ZS Associates, Inc.	62185 COLLECTIONS CENTER DRIVE		CHICAGO	IL	60693		Commercial Marketing Agreement
Zymogenetics, Inc	C/O BRISTOLMYERS SQUIBB	ATTN: TONI HERRITY 1201 EASTLAKE AVE. E	SEATTLE	WA	98102		Real Property Sublease Agreement

16 of 16

B6H (Official Form 6H) (12/07)
In re Dendreon Corporation Case No. 14-12515 (LSS)
, Debtor
SCHEDULE H—CODEBTORS
Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the eight year period immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state, commonwealth, or territory. Include all names used by the nondebtor spouse during the eight years immediately preceding the commencement of this case. If a minor child is a codebtor or a creditor, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. §112 and Fed. R. Bankr. P. 1007(m).
Check this box if debtor has no codebtors.
NAME AND ADDRESS OF CODEBTOR NAME AND ADDRESS OF CREDITOR
0 continuation sheets attached to Schedule of Codebtors

B6 Declaration (Official Form 6—Declaration). (12/07)
United States Bankruptcy Court
District of Delaware
In re Dendreon Corporation Case No. 14-12515 (LSS)
Debtor(s) Chapter 11
DECLARATION CONCERNING DEBTOR’S SCHEDULES
DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP
I, the Interim Chief Financial Officer of the corporation named as debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 81 sheets, and that they are true and correct to the best of my knowledge, information, and belief.
Date January 9, 2015 Signature /s/ Gregory R. Cox
Gregory R. Cox
Interim Chief Financial Officer
Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both.
18 U.S.C. §§ 152 and 3571.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

:
In re	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:
	:	Jointly Administered
:

SCHEDULE OF ASSETS AND LIABILITIES FOR

DENDREON HOLDINGS, LLC (CASE NO. 14-12516 (LSS))

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

REFER TO SCHEDULE OF ASSETS AND LIABILITIES FOR

DENDREON CORPORATION (CASE NO. 14-12515 (LSS))

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

:
In re	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:
	:	Jointly Administered
:

SCHEDULE OF ASSETS AND LIABILITIES FOR

DENDREON DISTRIBUTION, LLC (CASE NO. 14-12517 (LSS))

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

REFER TO SCHEDULE OF ASSETS AND LIABILITIES FOR

DENDREON CORPORATION (CASE NO. 14-12515 (LSS))

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

:
In re	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:
	:	Jointly Administered
:

SCHEDULE OF ASSETS AND LIABILITIES FOR

DENDREON MANUFACTURING, LLC (CASE NO. 14-12518 (LSS))

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

REFER TO SCHEDULE OF ASSETS AND LIABILITIES FOR

DENDREON CORPORATION (CASE NO. 14-12515 (LSS))

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

:
In re	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:
	:	Jointly Administered
:

STATEMENT OF FINANCIAL AFFAIRS FOR

DENDREON CORPORATION (CASE NO. 14-12515 (LSS))

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:	Jointly Administered
:
:
x

GLOBAL NOTES, METHODOLOGY AND SPECIFIC

DISCLOSURES REGARDING THE DEBTORS’ SCHEDULES OF

ASSETS AND LIABILITIES AND STATEMENTS OF FINANCIAL AFFAIRS

Introduction

Dendreon Corporation, Dendreon Holdings, LLC, Dendreon Distribution, LLC, and Dendreon Manufacturing, LLC, the debtors and debtors-in-possession in the above-captioned cases (together, the “Debtors,” and the Debtors together with their non-debtor subsidiaries and affiliates, the “Company”), with the assistance of their advisors, have filed their respective Schedules of Assets and Liabilities (the “Schedules”) and Statements of Financial Affairs (the “Statements” and, together with the Schedules, the “Schedules and Statements”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), pursuant to section 521 of title 11 of the United States Code (the “Bankruptcy Code”) and Rule 1007 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

These Global Notes, Methodology and Specific Disclosures Regarding the Debtors’ Schedules and Statements (the “Global Notes”) pertain to, are incorporated by reference in, and comprise an integral part of all the Schedules and Statements. The Global Notes should be referred to, considered and reviewed in connection with any review of the Schedules and Statements.2

The Schedules and Statements do not purport to represent financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), nor

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

[2]	These Global Notes are in addition to any specific notes contained in each Debtor’s Schedules or Statement. The fact that the Debtors have prepared a “General Note” with respect to any of the Schedules and Statements and not to others should not be interpreted as a decision by the Debtors to exclude the applicability of such General Note to any of the Debtors’ remaining Schedules and Statements, as appropriate.

are they intended to be fully reconciled with the financial statements of the Debtors. Additionally, the Schedules and Statements contain unaudited information that is subject to further review and potential adjustment.

In preparing the Schedules and Statements, the Debtors relied upon information derived from its books and records that was available at the time of such preparation. Although the Debtors have made reasonable efforts to ensure the accuracy and completeness of such financial information, inadvertent errors, or omissions, as well as the discovery of conflicting, revised, or subsequent information, may cause a material change to the Schedules and Statements. Accordingly, the Debtors reserve all of their rights to amend, supplement, or otherwise modify the Schedules and Statements as is necessary and appropriate. Notwithstanding the foregoing, the Debtors shall not be required to update the Schedules and Statements.

Mr. Gregory R. Cox has signed the Schedules and Statements. Mr. Cox is Interim Chief Financial Officer of Dendreon Corporation, and an authorized signatory for the Debtors. In reviewing and signing the Schedules and Statements, Mr. Cox necessarily has relied upon the efforts, statements and representations of the Debtors’ advisors and various personnel employed by the Debtors. Mr. Cox has not (and could not have) personally verified the accuracy of each statement and representation contained in the Schedules and Statements, including statements and representations concerning amounts owed to creditors, classification of such amounts and creditor addresses.

Global Notes and Overview of Methodology

1.         Reservation of Rights. Although reasonable efforts have been made to prepare and file complete and accurate Schedules and Statements, inadvertent errors or omissions may exist. The Debtors reserve all rights to amend, supplement or otherwise modify the Schedules and Statements from time to time, in all respects, as may be necessary or appropriate, including, without limitation, the right to amend the Schedules and Statements with respect to a claim (including, but not limited to, amending the description or designation of any claim; disputing or otherwise asserting offsets or defenses to any claim reflected in the Schedules and Statements as to amount, liability, priority, status or classification; subsequently designating any claim as “disputed,” “contingent” or “unliquidated”; or objecting to the extent, validity, enforceability, priority or avoidability of any claim). Any failure to designate a claim in the Schedules and Statements as “disputed,” “contingent,” or “unliquidated” does not constitute an admission by the Debtors that such claim or amount is not “disputed,” “contingent,” or “unliquidated.” Listing a claim does not constitute an admission of liability by the Debtors. Notwithstanding the foregoing, the Debtors shall not be required to update the Schedules and Statements.

Further, nothing contained in the Schedules and Statements shall constitute a waiver of rights or an admission with respect to the Chapter 11 Cases (as defined below), including, without limitation, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of the Bankruptcy Code and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. Any specific reservation of rights contained

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elsewhere in the Global Notes does not limit in any respect the general reservation of rights contained in this or the preceding paragraph.

2.         Description of Cases and “as of” Information Date. On November 10, 2014 (the “Petition Date”), the Debtors filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”). The Debtors are operating their business and managing their properties as debtors-in-possession pursuant to Bankruptcy Code sections 1107(a) and 1108. On November 12, 2014, the Bankruptcy Court entered an order (Docket No. 49) providing for the joint administration of these cases pursuant to Bankruptcy Rule 1015(b).

On November 19, 2014, the United States Trustee for the District of Delaware appointed a statutory committee of unsecured creditors pursuant to Bankruptcy Code section 1102(a)(1). (Docket No. 92).

The asset information provided herein, except as otherwise noted, represents the asset data of the Debtors as of October 31, 2014, and the liability information provided herein, except as otherwise noted, represents the liability data of the Debtors as of the Petition Date.

3.         Basis of Presentation. As set forth in the Declaration of Robert L. Crotty in Support of Chapter 11 Petitions and First Day Pleadings (Docket No. 3) (the “First Day Declaration”), the Debtors operate as a single entity with all operations conducted through the parent entity, Dendreon Corporation. In 2010, the Company began a process to realign its corporate structure to better allow it to support significant anticipated growth. This involved separating the Company’s distribution, manufacturing and management functions. In connection therewith, certain assets were transferred on the Company’s books and records, and contracts were assigned to various subsidiaries. It is unclear however, whether all the contract assignments were effective, and asset accounting was never maintained at the various subsidiaries, because the change in corporate structure was never completed from an accounting and operational perspective when it became clear that the Company would not grow as anticipated. Thus, the Company continued (and continues) to operate as a single entity, with Dendreon Corporation conducting all operations. The Schedules and Statements therefore reflect the assets and liabilities of the Debtors on a consolidated basis, and such assets and liabilities are solely reflected in the Schedules and Statements for Dendreon Corporation.

The totals listed in the Schedules and Statements may not be comparable to the Company’s consolidated financial reports prepared for public reporting purposes or otherwise as these reports include Dendreon Corporation and each of its subsidiaries, some of which are not Debtors in these proceedings. Although these Schedules and Statements may, at times, incorporate information prepared in accordance with GAAP, the Schedules and Statements neither purport to represent nor reconcile to financial statements otherwise prepared and/or distributed by the Debtors in accordance with GAAP or otherwise. Additionally, the Schedules and Statements contain unaudited information that is subject to further review and potential adjustment. The Debtors reserve all rights to amend these Schedules and Statements.

4.         Confidentiality. Due to concerns of confidentiality or concerns for the privacy of an individual, the Debtors have deemed it appropriate and necessary to avoid listing certain names,

3

addresses and amounts in the Schedules and Statements. Accordingly, there are instances within the Schedules and Statements where names, addresses or amounts have been redacted.

5.         Recharacterization. Notwithstanding the Debtors’ reasonable efforts to properly characterize, classify, categorize and designate certain claims, assets, executory contracts, unexpired leases and other items reported in the Schedules and Statements, the Debtors may nevertheless seek to recharacterize, reclassify, recategorize, redesignate, add or delete items. Accordingly, the Debtors reserve all of their rights to recharacterize, reclassify, recategorize, redesignate, add or delete items reported in the Schedules and Statements at a later time as is necessary or appropriate as additional information becomes available, including, without limitation, whether contracts or leases listed in the Schedules and Statements were deemed executory or unexpired as of the Petition Date and remain executory and unexpired postpetition.

6.         Liabilities. The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based on the information and research conducted in connection with the preparation of the Schedules and Statements. As additional information becomes available and further research is conducted, the allocation of liabilities between the prepetition and postpetition periods may change. Accordingly, the Debtors reserve all of their rights to amend, supplement or otherwise modify the Schedules and Statements as is necessary or appropriate.

The liabilities listed on the Schedules do not reflect any analysis of claims under Bankruptcy Code section 503(b)(9). Accordingly, the Debtors reserve all of their rights to dispute or challenge the validity of any asserted claims under Bankruptcy Code section 503(b)(9) or the characterization of the structure of any such transaction or any document or instrument related to any creditor’s claim.

7.         Excluded Assets and Liabilities. The Debtors have excluded certain categories of assets, tax accruals and liabilities from the Schedules and Statements, including, without limitation, goodwill, accrued salaries, certain employee benefit accruals, accrued accounts payable and deferred gains. The Debtors also have excluded rejection damage claims of counterparties to executory contracts and unexpired leases that may be rejected, to the extent such damage claims exist. In addition, certain immaterial assets and liabilities may have been excluded.

8.         Insiders. Solely for purposes of the Schedules and Statements, the Debtors define “insiders” to include the following: (a) members of the board of directors; (b) employees who hold a position on the Executive Committee; (c) shareholders holding in excess of 5% of the voting shares of the Debtors (whether directly or indirectly); (d) relatives of (a) – (c) (to the extent known by the Debtors); and (e) non-Debtor affiliates.

Persons listed as “insiders” have been included for informational purposes only. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including the federal securities laws, or with respect to any theories of liability or for any other purpose.

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9.         Leases. In the ordinary course of business, the Debtors lease certain fixtures and equipment from certain third party lessors for use in the daily operation of the Debtors’ business. The Debtors’ obligations pursuant to such leases appear on Schedule F, and the underlying lease agreements are listed on Schedule G. Nothing in the Schedules and Statements is or shall be construed as an admission as to the determination of the legal status of any lease (including whether any lease is a true lease or a financing arrangement), and the Debtors reserve all rights with respect to such issues.

10.       Classifications. Listing a claim on Schedule E as “priority” or Schedule F as “unsecured”; or listing a contract on Schedule G as “executory” or “unexpired,” does not constitute an admission by the Debtors of the legal rights of the claimant or a waiver of the Debtors’ rights to recharacterize or reclassify such claims or contracts.

11.       Claims Description. Schedules E and F permit the Debtors to designate a claim as “disputed,” “contingent” and/or “unliquidated.” Any failure to designate a claim on a given Schedule as “disputed,” “contingent” or “unliquidated” does not constitute an admission by the Debtors that such amount is not “disputed,” “contingent” or “unliquidated,” or that such claim is not subject to objection. The Debtors reserve all of their rights to dispute, or assert offsets or defenses to, any claim reflected on their Schedules on any grounds, including, but not limited to amount, liability, validity, priority or classification. Additionally, the Debtors expressly reserve all of their rights to subsequently designate such claims as “disputed,” “contingent” or “unliquidated.” Moreover, listing a claim does not constitute an admission of liability by the Debtors.

12.       Causes of Action. Despite their reasonable efforts to identify all known assets, the Debtors may not have identified and/or listed as assets in the Schedules and Statements all of their causes of action or potential causes of action against third-parties (and in particular have not identified or listed causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and any other relevant non-bankruptcy laws to recover assets or avoid transfers). The Debtors reserve all of their rights with respect to any cause of action (including avoidance actions), controversy, right of setoff, cross-claim, counterclaim or recoupment; any claim on a contract or for breach of duty imposed by law or in equity; and any demand, right, action, lien, indemnity, guaranty, suit, obligation, liability, damage, judgment, account, defense, power, privilege, license or franchise, in each case of any kind or character whatsoever, known or unknown, fixed or contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively, whether arising before, on, or after the Petition Date, in contract or in tort, in law or in equity, or pursuant to any other theory of law (collectively, “Causes of Action”) they may have, and neither the Global Notes nor the Schedules and Statements shall be deemed a waiver of any claims or Causes of Action or in any way prejudice or impair the assertion of such claims or Causes of Action.

13.        Summary of Significant Reporting Policies. The following is a summary of significant reporting policies:

a.	Currency. Unless otherwise indicated, all amounts are reflected in U.S. dollars.

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b.	Undetermined Amounts. The description of an amount as “unknown,” “TBD” or “undetermined” is not intended to reflect upon the materiality of such amount.

c.	Net Book Value of Assets. It would be prohibitively expensive, unduly burdensome and an inefficient use of estate assets for the Debtors to obtain current market valuations for all of their assets. Accordingly, unless otherwise indicated, the Debtors’ Schedules and Statements reflect net book values as of the Petition Date. Additionally, because the book values of assets such as patents, trademarks and copyrights may materially differ from their fair market values, they are listed as undetermined amounts as of the Petition Date. Furthermore, assets that have fully depreciated or were expensed for accounting purposes may not appear in the Schedules and Statements as they have no net book value, or may appear but be listed as undetermined amounts or at zero.

d.	Totals. All totals that are included in the Schedules and Statements represent totals of all known amounts. To the extent there are unknown or undetermined amounts, the actual total may be different than the listed total.

e.	Paid Claims. The Debtors were authorized (but not directed) to pay certain outstanding prepetition claims pursuant to various orders entered by the Bankruptcy Court (collectively, the “First-Day Orders”). The Schedules and Statements generally reflect (and do not list) prepetition obligations that have been satisfied pursuant to such First-Day Orders. To the extent the Schedules and Statements fail to reflect any such payments or the Debtors pay in the future claims listed in the Schedules and Statements pursuant to orders entered by the Bankruptcy Court, the Debtors reserve all of their rights to amend or supplement the Schedules and Statements or take other action as is necessary or appropriate to avoid over-payment of or duplicate payments for any such liabilities.

f.	Credits and Adjustments. The claims of individual creditors for, among other things, goods, products, services or taxes are listed as the amounts entered on the Debtors’ books and records and may not reflect credits, allowances or other adjustments due from such creditors to the Debtors. The Debtors reserve all of their rights with regard to such credits, allowances and other adjustments, including the right to assert objections and/or setoffs with respect to the same.

g.	Accounts Receivable. The accounts receivable information listed on Schedule B includes net receivables from the Debtors’ customers which receivables are calculated net of any amounts that, as of the Petition Date, may be owed to such customers in the form of rebates, offsets or other price adjustments pursuant to the Debtors’ customer program policies and day-to-day operating policies. A claim is listed on Schedule F to the extent that a net payable remains to a given customer.

h.	Liens. Property and equipment listed in the Schedules and Statements are presented without consideration of any liens that may attach (or have attached) to such property and equipment.

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14.       Estimates. To prepare and file the Schedules and Statements in accordance with the deadlines established in the Chapter 11 Cases, the Debtors were required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and reported revenue and expenses. The Debtors reserve all rights to amend the reported amounts of assets, liabilities, revenue and expenses to reflect changes in those estimates and assumptions.

15.       Setoffs. The Debtors periodically incur certain setoffs from customers and suppliers in the ordinary course of business. Setoffs in the ordinary course can result from various items including, but not limited to, pricing discrepancies, returns, refunds and other disputes between the Debtors and their customers and/or suppliers, as well as rebates, chargebacks, incentives and other obligations in connection with the Debtors’ customer programs. These normal setoffs are consistent with the ordinary course of business in the Debtors’ industry and can be voluminous, making it unduly burdensome and costly for the Debtors to list such ordinary course setoffs. Therefore, although such setoffs and other similar rights may have been accounted for when scheduling certain amounts, these ordinary course setoffs are not independently accounted for, and as such, are excluded from the Schedules and Statements.

16.       Totals. The asset totals listed on Schedule B represent all known amounts included in the Debtors’ books and records as of October 31, 2014. The liability totals listed on Schedule F, however, reflect postpetition payments on prepetition claims made pursuant to First-Day Orders, as noted above. To the extent there are unknown or undetermined amounts, the actual total may be different than the listed total. Also as noted above, certain liabilities reflected in the books and records in accordance with GAAP, but which would not represent a claim against the Debtors, are not reflected on Schedule F.

17.       Global Notes Control. In the event that the Schedules and Statements differ from the foregoing Global Notes, the Global Notes shall control.

Specific Disclosures with Respect to the Debtors’ Schedules

Schedule B2 Amounts listed in Schedule B2 reflect actual amounts in the respective accounts as of November 7, 2014, and may vary from the Debtors’ books and records amounts. Schedule B2 reflects a restricted account held at Wells Fargo Securities, LLC (“Wells Fargo”) relating to letters of credit required in connection with certain of the Debtors’ real property leases. The balance in the Wells Fargo account reflects these letters of credit. The letters of credit can be found on Schedule B3.

Schedule B9 Additional information regarding the insurance policies listed on Schedule B9 is available in the Debtors’ Motion for Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364, 1107 and 1108, and Fed. R. Bankr. P. 6003 and 6004 Authorizing Debtors to (I) Maintain Existing Insurance Policies and Pay All Insurance Obligations Arising Thereunder and (II) Renew, Revise, Extend, Supplement, Change or Enter Into New Insurance Policies [Docket No. 9].

Schedule B13 Ownership interests in incorporated and unincorporated businesses, including subsidiaries, have been listed on Schedule B13 at net book value as of the Petition Date. The

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fair market value of such ownership is dependent on numerous variables and factors and may differ significantly from the listed net book value.

Schedule B16 The Debtors have disclosed the net book value with respect to accounts receivable listed on Schedule B16, which represents the amount of the accounts receivable netted by any “doubtful accounts.” For purposes of Schedule B16, “doubtful accounts” are those accounts that the Debtors have identified as unlikely to be paid given the amount of time such accounts have been outstanding. Schedule B16 reflects the accounts receivable balance without netting against open accounts payable.

Schedule B21 In the ordinary course of their businesses, the Debtors may have accrued, or may subsequently accrue, certain rights to counter-claims, setoffs, refunds with their customers and suppliers, or potential warranty claims against their suppliers. Additionally, the Debtors may be a party to pending litigation in which the Debtors have asserted, or may assert, claims as plaintiffs or counter-claims as defendants. Because such claims are unknown to the Debtors and not quantifiable as of the Petition Date, they are not listed on Schedule B21.

Schedule B22 Exclusion of certain intellectual property shall not be construed as an admission that such intellectual property rights have been abandoned, terminated or assigned; have expired by their terms; or otherwise have been transferred pursuant to a sale, acquisition or other transaction. Conversely, inclusion of certain intellectual property shall not be construed as an admission that such intellectual property rights have not been abandoned, terminated or assigned; have not expired by their terms; or otherwise have not been transferred pursuant to a sale, acquisition or other transaction.

Finally, the Debtors have numerous pieces of unregistered intellectual property which have not been included on Schedule B22.

Schedule F The Debtors have used their reasonable best efforts to report all general unsecured claims against the Debtors on Schedule F based upon the Debtors’ existing books and records as of the Petition Date. The claims of individual creditors for, among other things, products, goods, or services are listed as either the lower of the amounts invoiced by such creditor or the amounts entered on the Debtors’ books and records and may not reflect credits or allowances due from such creditors to the Debtors. The Debtors reserve all of their rights with respect to any such credits and allowances including the right to assert objections and/or setoffs with respect to same. Schedule F does not include certain deferred charges, deferred liabilities, accruals, or general reserves. Such amounts are, however, reflected on the Debtors’ books and records as required in accordance with GAAP. Such accruals are general estimates of liabilities and do not represent specific claims as of the Petition Date. The Debtors have made every effort to include as a contingent, unliquidated, or disputed the claim of any vendor not included on the Debtors’ open accounts payable that is associated with an account that has an accrual or receipt not invoiced.

The claims listed in Schedule F arose or were incurred on various dates. In certain instances, the date on which a claim arose is an open issue of fact. Although reasonable efforts have been made to identify the date of incurrence of each claim, determining the date upon

8

which each claim in Schedule F was incurred or arose would be unduly burdensome and cost prohibitive and, therefore, the Debtors do not list a date for each claim listed on Schedule F.

Schedule F contains information regarding pending litigation involving the Debtors. The dollar amount of potential claims associated with any such pending litigation is listed as “undetermined” and marked as contingent, unliquidated, and disputed in the Schedules and Statements. Some of the litigation claims listed on Schedule F may be subject to subordination pursuant to Bankruptcy Code section 510.

Schedule F also includes potential or threatened legal disputes that are not formally recognized by an administrative, judicial, or other adjudicative forum due to certain procedural conditions that counterparties have yet to satisfy. Any information contained in Schedule F with respect to such potential litigation shall not be a binding representation of the Debtors’ liabilities with respect to any of the potential suits and proceedings included therein.

Schedule F reflects the prepetition amounts owing to counterparties to executory contracts and unexpired leases. Such prepetition amounts, however, may be paid in connection with the assumption or assumption and assignment of an executory contract or unexpired lease. Additionally, Schedule F does not include potential rejection damage claims, if any, of the counterparties to executory contracts and unexpired leases that may be rejected.

Schedule G Although reasonable efforts have been made to ensure the accuracy of Schedule G regarding executory contracts and unexpired leases (collectively, the “Agreements”), inadvertent errors, omissions or over-inclusion may have occurred. The Debtors may have entered into various other types of Agreements in the ordinary course of their business, such as indemnity agreements, supplemental agreements, amendments/letter agreements and confidentiality agreements, which may not be set forth on Schedule G. Omission of an Agreement from Schedule G does not constitute an admission that such omitted contract or agreement is not an executory contract or unexpired lease, and Schedule G may be amended at any time to add any omitted Agreement. Likewise, the listing of an Agreement on Schedule G does not constitute an admission that such Agreement is an executory contract or unexpired lease or that such Agreement was in effect on the Petition Date or is valid or enforceable.

Certain confidentiality or nondisclosure agreements may not be listed on Schedule G. The Debtors reserve all of their rights with respect to such agreements.

Certain of the contracts and agreements listed on Schedule G may consist of several parts, including purchase orders, amendments, restatements, waivers, letters and other documents that may not be listed separately on Schedule G or that may be listed as a single entry. The Debtors expressly reserve their rights to challenge whether such related materials constitute an executory contract, a single contract or agreement or multiple, severable or separate contracts.

The contracts, agreements and leases listed on Schedule G may have expired or may have been modified, amended or supplemented from time to time by various amendments, restatements, waivers, estoppel certificates, letters, memoranda, and other documents,

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instruments and agreements that may not be listed on Schedule G. Further, unless otherwise specified on Schedule G, each executory contract or unexpired lease listed thereon shall include all exhibits, schedules, riders, modifications, declarations, amendments, supplements, attachments, restatements or other agreements, instruments or other documents that in any manner affect such executory contract or unexpired lease, without respect to whether such agreement, instrument or other document is listed separately on Schedule G. In some cases, the same counterparty appears multiple times on Schedule G. This multiple listing is intended to reflect distinct agreements between the Debtors and such counterparty.

Any and all of the Debtors’ rights, claims and Causes of Action with respect to the Agreements listed on Schedule G are hereby reserved and preserved and, as such, the Debtors hereby reserve all of their rights to, among other things, (i) dispute the validity, status or enforceability of any Agreements set forth on Schedule G, (ii) dispute or challenge the characterization of the structure of any transaction, or any document or instrument related to a creditor’s claim, including, but not limited to, the Agreements listed on Schedule G, and (iii) amend or supplement such Schedule as necessary.

Certain of the Agreements may not have been memorialized and could be subject to dispute. Further, Agreements that are oral in nature have not been included on Schedule G.

Schedule H In the ordinary course of their businesses, the Debtors may be involved in pending or threatened litigation. These matters may involve multiple plaintiffs and defendants, some or all of whom may assert cross-claims and counter-claims against other parties. Because all such claims are contingent, disputed or unliquidated, such claims have not been set forth individually on Schedule H. Litigation matters can be found on each Debtor’s Schedule F and Statement 4a, as applicable.

Moreover, the Debtors reserve all of their rights to amend the Schedules to the extent that any guarantees associated with the Debtors’ executory contracts, unexpired leases, prepetition unsecured notes, debt instruments and other such agreements are identified.

Specific Disclosures with Respect to the Debtors’ Statements

Statement 3b Statement 3b includes any disbursement or other transfer made by the Debtors except for those made to bankruptcy professionals, employees and insiders (except to the extent that such employee or insider disbursements were made to Automatic Data Processing, Inc. (“ADP”) on account of payroll obligations). Transfers to insiders are included on Statement 3c. The amounts listed in Statement 3b reflect the Debtors’ disbursements netted against any check level detail; thus, to the extent a disbursement was made to pay for multiple invoices, only one entry has been listed on Statement 3b. All disbursements listed on Statement 3b are made through Dendreon Corporation.

ADP is the Debtors’ payroll administrator. Statement 3b reflects disbursements made to ADP on account of the Debtors’ payroll obligations, which ADP ultimately disburses to the Debtors’ employees.

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Statement 4a Information provided in Statement 4a includes only those legal disputes and administrative proceedings that are formally recognized by an administrative, judicial, or other adjudicative forum. In the Debtor’s attempt to provide full disclosure, to the extent a legal dispute or administrative proceeding is not formally recognized by an administrative, judicial, or other adjudicative forum due to certain procedural conditions that counterparties have yet to satisfy, the Debtor has identified such matters on Schedule F. Additionally, any information contained in Statement 4a shall not be a binding representation of the Debtor’s liabilities with respect to any of the suits and proceedings identified therein.

Statement 7 In addition to the gifts noted in the Schedules and Statements, the Debtors may make de minimis gifts or gifts in kind from time to time.

Statement 8 The Debtors occasionally incur losses for a variety of reasons, including theft and property damage. The Debtors, however, may not have records of all such losses to the extent such losses do not have a material impact on the Debtors’ businesses or are not reported for insurance purposes.

Statement 9 Although all of the Debtors retained or paid the entities and individuals who provided consultation concerning debt consolidation, relief under the Bankruptcy Code or preparation of a petition in bankruptcy within one (1) year immediately preceding the Petition Date, all of the payments, or property transferred by or on behalf of a Debtor for such services, were made by Dendreon Corporation, and are therefore listed on that Debtor’s response to Statement 9.

Several of the professionals listed on Statement 9 were providing services to the debtors beyond debt consolidation, relief under the Bankruptcy Code or preparation of a petition in bankruptcy, as such the fees listed may include amounts not associated with the bankruptcy process.

Statement 19d The Debtors have provided financial statements in the ordinary course of their businesses to numerous financial institutions, creditors, and other parties within two years immediately before the Petition Date. Considering the number of such recipients and the possibility that such information may have been shared with parties without the Debtors’ knowledge or consent, the Debtors have not disclosed any parties that may have received such financial statements for the purposes of Statement 19d.

Statement 23 The Debtor has included a comprehensive response to Statement 23 in Statement 3c.

11

B7 (Official Form 7) (04/13) United States Bankruptcy Court District of Delaware In re Dendreon Corporation Case No. 14-12515 (LSS) Debtor(s) Chapter 11 STATEMENT OF FINANCIAL AFFAIRS This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual’s personal affairs. To indicate payments, transfers and the like to minor children, state the child’s initials and the name and address of the child’s parent or guardian, such as “A.B., a minor child, by John Doe, guardian.” Do not disclose the child’s name. See, 11 U.S.C. § 112; Fed. R. Bankr. P. 1007(m). Questions 1—18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19—25. If the answer to an applicable question is “None,” mark the box labeled “None.” If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question. DEFINITIONS “In business.” A debtor is “in business” for the purpose of this form if the debtor is a corporation or partnership. An individual debtor is “in business” for the purpose of this form if the debtor is or has been, within six years immediately preceding the filing of this bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed full-time or part-time. An individual debtor also may be “in business” for the purpose of this form if the debtor engages in a trade, business, or other activity, other than as an employee, to supplement income from the debtor’s primary employment. “Insider.” The term “insider” includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any persons in control of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; and any managing agent of the debtor. 11 U.S.C. § 101(2), (31). 1. Income from employment or operation of business None State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor’s † business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor’s fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.) AMOUNT SOURCE $224,061,000.00 Nine months ended 9/30/14 $283,676,000.00 Year ended 12/31/13 $325,333,000.00 Year ended 12/31/12 2. Income other than from employment or operation of business None State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor’s business † during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.) AMOUNT SOURCE $53,000.00 Royalty Revenue and Other—Nine months ended 9/30/14

B7 (Official Form 7) (04/13)
2

AMOUNT	SOURCE
$70,000.00	**Royalty Revenue and Other - Year ended 12/31/13**
$197,000.00	**Royalty Revenue and Other - Year ended 12/31/12**
$173,000.00	**Interest Income - Nine months ended 9/30/14**
$667,000.00	**Interest Income - Year ended 12/31/13**
$1,344,000.00	**Interest Income - Year ended 12/31/12**

3. Payments to creditors

None ■ ***Complete a. or b., as appropriate, and c.***

a. *Individual or joint debtor(s) with primarily consumer debts:* List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within **90 days** immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

None ☐ b. *Debtor whose debts are not primarily consumer debts:* List each payment or other transfer to any creditor made within **90 days** immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $6,225*. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS/ TRANSFERS	AMOUNT PAID OR VALUE OF TRANSFERS	AMOUNT STILL OWING
See SOFA 3B Attachment		**$84,580,354.07**	**$0.00**

None ☐ c. *All debtors:* List all payments made within **one year** immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING
See SOFA 3c Attachment		**$0.00**	**$0.00**

4. Suits and administrative proceedings, executions, garnishments and attachments

None ☐ a. List all suits and administrative proceedings to which the debtor is or was a party within **one year** immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION
Christoph Bolling, et al. v. Dendreon Corporation, et al. Case No. 2:13-cv-0872 JLR	**Securities Action**	**United States District Court for the Western District of Washington**	**Pending**

** Amount subject to adjustment on 4/01/16, and every three years thereafter with respect to cases commenced on or after the date of adjustment.*

B7 (Official Form 7) (04/13)
3

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION
In re Dendreon Crop. Derivative Litigation Master Docket No. C 11-1345 JLR	**Stockholder derivative action**	**United States District Court for the Western District of Washington**	**Pending**
In re Dendreon Corporation Shareholder Derivative Litigation Lead Case No. 11-2-29626-1 SEA	**Stockholder derivative action**	**Superior Court of Washington for King County**	**Pending**
Herbert Silverberg, derivatively on behalf of Dendreon Corporation v. Mitchell H. Gold, et al. Case No. 7647-VCP	**Stockholder derivative action**	**Court of Chancery of the State of Delaware**	**Pending**
Liu vs. Gold et al. Case No. 2-14cv1087	**Stockholder derivative action**	**United States District Court for the Western District of Washington**	**Pending**
Quintal v. Bayh, et al. Case No. 1:14-cv-00311-LPS	**Stockholder derivative action**	**United States District Court for the District of Delaware**	**Pending**
GlaxoSmithKline LLC v. Dendreon Corporation Case No. 11 CVS 5458	**Breach of contract**	**Durham County Superior Court of North Carolina**	**Pending**
LaShunda Banks, et al. vs. Dendreon Corporation Civ. Action No. 1:14-CV2404 SCJ	**Discrimination complaint**	**United States District Court for the Nothern District of Georgia, Atlanta Division**	**Pending**

None ■ b. Describe all property that has been attached, garnished or seized under any legal or equitable process within **one year** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED	DATE OF SEIZURE	DESCRIPTION AND VALUE OF PROPERTY

5. Repossessions, foreclosures and returns

None ■ List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within **one year** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR OR SELLER	DATE OF REPOSSESSION, FORECLOSURE SALE, TRANSFER OR RETURN	DESCRIPTION AND VALUE OF PROPERTY

6. Assignments and receiverships

None ■ a. Describe any assignment of property for the benefit of creditors made within **120 days** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE	DATE OF ASSIGNMENT	TERMS OF ASSIGNMENT OR SETTLEMENT

None ■ b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within **one year** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CUSTODIAN	NAME AND LOCATION OF COURT CASE TITLE & NUMBER	DATE OF ORDER	DESCRIPTION AND VALUE OF PROPERTY

B7 (Official Form 7) (04/13)
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7. Gifts

None ☐ List all gifts or charitable contributions made within **one year** immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON OR ORGANIZATION	RELATIONSHIP TO DEBTOR, IF ANY	DATE OF GIFT	DESCRIPTION AND VALUE OF GIFT
See SOFA 7 Attachment Attachment			**$111,260.00**

8. Losses

None ■ List all losses from fire, theft, other casualty or gambling within **one year** immediately preceding the commencement of this case **or since the commencement of this case.** (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

9. Payments related to debt counseling or bankruptcy

None ☐ List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of the petition in bankruptcy within **one year** immediately preceding the commencement of this case.

NAME AND ADDRESS OF PAYEE	DATE OF PAYMENT, NAME OF PAYER IF OTHER THAN DEBTOR	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY
See SOFA 9 Attachment		

10. Other transfers

None ☐ a. List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within **two years** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF TRANSFEREE, RELATIONSHIP TO DEBTOR	DATE	DESCRIBE PROPERTY TRANSFERRED AND VALUE RECEIVED
Novartis Pharmaceuticals Corporation 200, East Hanover Avenue Morris Plains, NJ 07950 **Buyer**	**December 20, 2012**	**Sold New Jersey manufacturing facility for $43 million.**

None ■ b. List all property transferred by the debtor within **ten years** immediately preceding the commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary.

NAME OF TRUST OR OTHER DEVICE	DATE(S) OF TRANSFER(S)	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY OR DEBTOR'S INTEREST IN PROPERTY

B7 (Official Form 7) (04/13)
5

11. Closed financial accounts

None ■ List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within **one year** immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF INSTITUTION	TYPE OF ACCOUNT, LAST FOUR DIGITS OF ACCOUNT NUMBER, AND AMOUNT OF FINAL BALANCE	AMOUNT AND DATE OF SALE OR CLOSING

12. Safe deposit boxes

None ■ List each safe deposit or other box or depository in which the debtor has or had securities, cash, or other valuables within **one year** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF BANK OR OTHER DEPOSITORY	NAMES AND ADDRESSES OF THOSE WITH ACCESS TO BOX OR DEPOSITORY	DESCRIPTION OF CONTENTS	DATE OF TRANSFER OR SURRENDER, IF ANY

13. Setoffs

None ■ List all setoffs made by any creditor, including a bank, against a debt or deposit of the debtor within **90 days** preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATE OF SETOFF	AMOUNT OF SETOFF

14. Property held for another person

None ■ List all property owned by another person that the debtor holds or controls.

NAME AND ADDRESS OF OWNER	DESCRIPTION AND VALUE OF PROPERTY	LOCATION OF PROPERTY

15. Prior address of debtor

None ☐ If the debtor has moved within **three years** immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

ADDRESS	NAME USED	DATES OF OCCUPANCY
200, East Hanover Avenue Morris Plains, NJ 07950	**Dendreon Corporation**	**Facility sold on December 12, 2012**

16. Spouses and Former Spouses

None ■ If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within **eight years** immediately preceding the commencement of the case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

B7 (Official Form 7) (04/13) 6 17. Environmental Information. For the purpose of this question, the following definitions apply: “Environmental Law” means any federal, state, or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material. “Site” means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites. “Hazardous Material” means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law None a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable „ or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law: NAME AND ADDRESS OF DATE OF ENVIRONMENTAL SITE NAME AND ADDRESS GOVERNMENTAL UNIT NOTICE LAW None b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous „ Material. Indicate the governmental unit to which the notice was sent and the date of the notice. NAME AND ADDRESS OF DATE OF ENVIRONMENTAL SITE NAME AND ADDRESS GOVERNMENTAL UNIT NOTICE LAW None c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which „ the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number. NAME AND ADDRESS OF GOVERNMENTAL UNIT DOCKET NUMBER STATUS OR DISPOSITION 18 . Nature, location and name of business None a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and † ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partner in a partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case. If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within six years immediately preceding the commencement of this case. If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case. LAST FOUR DIGITS OF SOCIAL-SECURITY OR OTHER INDIVIDUAL TAXPAYER-I.D. NO. BEGINNING AND NAME (ITIN)/ COMPLETE EIN ADDRESS NATURE OF BUSINESS ENDING DATES Dendreon Holdings, 21-1988047 1301 2nd Avenue Biotechnology February 8, 2010 -LLC Seattle, WA 98101 present None b. Identify any business listed in response to subdivision a., above, that is “single asset real estate” as defined in 11 U.S.C. § 101. „ NAME ADDRESS

B7 (Official Form 7) (04/13)
7

The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within **six years** immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership, a sole proprietor, or self-employed in a trade, profession, or other activity, either full- or part-time.

(An individual or joint debtor should complete this portion of the statement ***only*** *if the debtor is or has been in business, as defined above, within six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)*

19. Books, records and financial statements

None ☐ a. List all bookkeepers and accountants who within **two years** immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS	DATES SERVICES RENDERED
Ernst & Young LLP **999 Third Avenue #3500** **Seattle, WA 98104**	**8/14/92 - Present**
Greg Cox **1301 2nd Avenue, #3800** **Seattle, WA 98101**	**11/7/05 - Present**

None ☐ b. List all firms or individuals who within the **two years** immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED
Ernst & Young LLP	**999 Third Avenue #3500** **Seattle, WA 98104**	**8/14/92 - Present**

None ☐ c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME	ADDRESS
Ernst & Young LLP	**999 Third Avenue #3500** **Seattle, WA 98104**
Greg Cox	**1301 2nd Avenue #3800** **Seattle, WA 98101**

None ☐ d. List all financial institutions, creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued by the debtor within **two years** immediately preceding the commencement of this case.

NAME AND ADDRESS	DATE ISSUED
See Global Notes	

20. Inventories

None ☐ a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF INVENTORY	INVENTORY SUPERVISOR	DOLLAR AMOUNT OF INVENTORY (Specify cost, market or other basis)
11/25/2013	**Helen Tsui**	**Cost basis; $89,986,548.00**
11/26/2012	**Bruce York**	**Cost basis; $76,131,883.00**

B7 (Official Form 7) (04/13) 8 None b. List the name and address of the person having possession of the records of each of the inventories reported in a., above. † NAME AND ADDRESSES OF CUSTODIAN OF INVENTORY DATE OF INVENTORY RECORDS 11/25/2013 Helen Tsui Dendreon Corporation 1301 2nd Avenue Seattle, WA 98101 11/26/2012 Bruce York Dendreon Corporation 1301 2nd Avenue Seattle, WA 98101 21 . Current Partners, Officers, Directors and Shareholders None a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership. „ NAME AND ADDRESS NATURE OF INTEREST PERCENTAGE OF INTEREST None b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, † controls, or holds 5 percent or more of the voting or equity securities of the corporation. NATURE AND PERCENTAGE NAME AND ADDRESS TITLE OF STOCK OWNERSHIP See SOFA 21b Attachment 22 . Former partners, officers, directors and shareholders None a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the „ commencement of this case. NAME ADDRESS DATE OF WITHDRAWAL None b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within one year † immediately preceding the commencement of this case. NAME AND ADDRESS TITLE DATE OF TERMINATION See SOFA 22b Attachment 23 . Withdrawals from a partnership or distributions by a corporation None If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation † in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case. NAME & ADDRESS AMOUNT OF MONEY OF RECIPIENT, DATE AND PURPOSE OR DESCRIPTION AND RELATIONSHIP TO DEBTOR OF WITHDRAWAL VALUE OF PROPERTY See SOFA 3c Attachment

B7 (Official Form 7) (04/13) 9 24. Tax Consolidation Group. None If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated † group for tax purposes of which the debtor has been a member at any time within six years immediately preceding the commencement of the case. NAME OF PARENT CORPORATION TAXPAYER IDENTIFICATION NUMBER (EIN) Dendreon Corporation 22-3203193 25. Pension Funds. None If the debtor is not an individual, list the name and federal taxpayer-identification number of any pension fund to which the debtor, as an „ employer, has been responsible for contributing at any time within six years immediately preceding the commencement of the case. NAME OF PENSION FUND TAXPAYER IDENTIFICATION NUMBER (EIN) * * * * * * DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief. Date January 9, 2015 Signature /s/ Gregory R. Cox Gregory R. Cox Interim Chief Financial Officer [An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.] Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years, or both. 18 U.S.C. §§ 152 and 3571

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
1798 CONSULTANTS, INC.	828 PROSPECT ST. SUITE H			LA JOLLA	CA	92037		9/25/2014	$9,802.50
4MULA CONSULTING	765 WARREN ST			WESTFIELD	NJ	07090		11/7/2014	$7,850.02
4MULA CONSULTING	765 WARREN ST			WESTFIELD	NJ	07090		10/9/2014	$22,176.74
4MULA CONSULTING	765 WARREN ST			WESTFIELD	NJ	07090		9/25/2014	$21,004.27
4MULA CONSULTING	765 WARREN ST			WESTFIELD	NJ	07090		8/21/2014	$8,097.35
AB SCIEX LLC	62510 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/30/2014	$185.83
AB SCIEX LLC	62510 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/18/2014	$6,408.50
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		11/5/2014	$3,572.04
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		10/30/2014	$3,577.04
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		10/23/2014	$2,466.65
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		10/16/2014	$3,577.04
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		10/9/2014	$2,424.60
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		10/2/2014	$3,577.53
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		9/25/2014	$2,440.52
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		9/18/2014	$3,577.04
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		9/11/2014	$2,424.60
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		9/4/2014	$3,572.04
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		8/28/2014	$2,445.10
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		8/21/2014	$3,592.72
ABGENICS, INC.	42245 REMINGTON AVE. SUITE 13			TEMECULA	CA	92590		8/14/2014	$2,445.44
ACCELLENT ENDOSCOPY	4776 SOLUTIONS CENTER # 203520			DALLAS	TX	75320		11/7/2014	$54,182.40
ACCELLENT ENDOSCOPY	4776 SOLUTIONS CENTER # 203520			DALLAS	TX	75320		10/29/2014	$70,275.16
ACCELLENT ENDOSCOPY	4776 SOLUTIONS CENTER # 203520			DALLAS	TX	75320		10/2/2014	$30,888.60
ACCELLENT ENDOSCOPY	4776 SOLUTIONS CENTER # 203520			DALLAS	TX	75320		9/25/2014	$72,724.69
ACCURATE SOLUTIONS - ATLANTA, INC.	6303 WOODLORE DR NW			ACWORTH	GA	30101-8438		10/23/2014	$2,776.00
ACCURATE SOLUTIONS - ATLANTA, INC.	6303 WOODLORE DR NW			ACWORTH	GA	30101-8438		10/16/2014	$7,023.25
ACCURATE SOLUTIONS - ATLANTA, INC.	6303 WOODLORE DR NW			ACWORTH	GA	30101-8438		10/9/2014	$9,173.50
ADP, INC.	PO BOX 842875			BOSTON	MA	02284		11/7/2014	$6,606,012.75
ADP, INC.	PO BOX 842875			BOSTON	MA	02284		11/6/2014	$96,227.01
ADP, INC.	PO BOX 842875			BOSTON	MA	02284		10/29/2014	$2,369.14
ADP, INC.	PO BOX 842875			BOSTON	MA	02284		10/16/2014	$41,614.27
ADP, INC.	PO BOX 842875			BOSTON	MA	02284		10/9/2014	$2,364.93
ADP, INC.	PO BOX 842875			BOSTON	MA	02284		10/2/2014	$2,349.14
ADP, INC.	PO BOX 842875			BOSTON	MA	02284		9/18/2014	$30,518.12
ADP, INC.	PO BOX 842875			BOSTON	MA	02284		8/28/2014	$2,349.14
ADP, INC.	PO BOX 842875			BOSTON	MA	02284		8/14/2014	$3,897.06
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		11/6/2014	$2,880.00
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		11/5/2014	$21,064.30
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		11/4/2014	$23,505.81
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		10/30/2014	$10,306.31
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		10/16/2014	$7,622.00
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		10/9/2014	$19,237.01
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		10/2/2014	$1,644.00
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		9/25/2014	$1,500.00
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		9/18/2014	$13,926.30
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		9/11/2014	$1,500.00
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		9/4/2014	$2,220.00
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		8/28/2014	$1,800.00
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		8/21/2014	$1,200.00
AEROTEK, INC.	3689 COLLECTION CTR. DR.			CHICAGO	IL	60693		8/14/2014	$1,770.00
AES CLEAN TECHNOLOGY	422 STUMP RD			MONTGOMERYVILLE	PA	18936		9/4/2014	$213,753.00
AGENCY FOR HEALTHCARE ADMINISTRATION	FINANCE AND ACCOUNTING/DRUG REBATES	2727 MAHAN DR		TALLAHASSEE	FL	32308		9/25/2014	$38,295.13
AGI LEASING CORPORATION	THE ARCHIVE GROUP.	PO BOX 246		BELLEVUE	WA	98009		10/23/2014	$7,839.32
AGI LEASING CORPORATION	THE ARCHIVE GROUP.	PO BOX 246		BELLEVUE	WA	98009		9/18/2014	$7,839.32
AGI LEASING CORPORATION	THE ARCHIVE GROUP.	PO BOX 246		BELLEVUE	WA	98009		8/14/2014	$7,839.32
AGILENT TECHNOLOGIES	FILE 73738 PO BOX 60000			SAN FRANCISCO	CA	94160		9/18/2014	$83,057.81
AGILENT TECHNOLOGIES	FILE 73738 PO BOX 60000			SAN FRANCISCO	CA	94160		8/21/2014	$22,876.74
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		11/5/2014	$2,340.80
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		10/30/2014	$3,124.80
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		10/23/2014	$1,736.00

1 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		10/16/2014	$2,430.40
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		10/9/2014	$2,520.00
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		10/2/2014	$2,587.20
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		9/25/2014	$2,296.00
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		9/18/2014	$2,587.20
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		9/11/2014	$2,038.40
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		9/4/2014	$2,632.00
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		8/28/2014	$2,542.40
AGR ADVISORS, INC.	PO BOX 52235			NEWARK	NJ	07101		8/21/2014	$5,129.60
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609			ATLANTA	GA	30353		10/29/2014	$3,536.18
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609			ATLANTA	GA	30353		10/16/2014	$6,547.83
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609			ATLANTA	GA	30353		10/9/2014	$431.99
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609			ATLANTA	GA	30353		10/2/2014	$4,695.48
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609			ATLANTA	GA	30353		9/25/2014	$5,895.06
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609			ATLANTA	GA	30353		9/11/2014	$431.19
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609			ATLANTA	GA	30353		8/28/2014	$6,915.86
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609			ATLANTA	GA	30353		8/21/2014	$196.25
AIRGAS USA, LLC (SOUTH DIVISION)	PO BOX 532609			ATLANTA	GA	30353		8/14/2014	$431.19
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		11/5/2014	$3,443.92
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		10/30/2014	$1,828.11
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		10/23/2014	$19,060.47
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		10/16/2014	$3,364.20
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		10/9/2014	$2,454.49
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		10/2/2014	$2,279.85
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		9/25/2014	$16,135.47
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		9/18/2014	$3,128.28
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		9/11/2014	$1,364.49
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		9/4/2014	$2,548.59
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		8/28/2014	$15,867.57
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		8/21/2014	$1,769.37
AIRGAS USA, LLC (WEST DIVISION)	PO BOX 7423			PASADENA	CA	91109		8/14/2014	$2,201.67
AIRPORT CENTER III AT OAKLEY PARK	13191 CROSSROADS PKWY N. 6TH FL			CITY OF INDUSTRY	CA	91746		10/23/2014	$63,477.76
AIRPORT CENTER III AT OAKLEY PARK	13191 CROSSROADS PKWY N. 6TH FL			CITY OF INDUSTRY	CA	91746		9/25/2014	$63,477.76
AIRPORT CENTER III AT OAKLEY PARK	13191 CROSSROADS PKWY N. 6TH FL			CITY OF INDUSTRY	CA	91746		8/28/2014	$63,477.76
ALISON DEL VENTO	TWELVE AND TWENTY LLC	PO BOX 99447		SEATTLE	WA	98139		11/7/2014	$10,000.00
ALISON DEL VENTO	TWELVE AND TWENTY LLC	PO BOX 99447		SEATTLE	WA	98139		10/29/2014	$875.00
ALISON DEL VENTO	TWELVE AND TWENTY LLC	PO BOX 99447		SEATTLE	WA	98139		10/9/2014	$3,325.00
ALISON DEL VENTO	TWELVE AND TWENTY LLC	PO BOX 99447		SEATTLE	WA	98139		9/4/2014	$8,662.50
ALISON DEL VENTO	TWELVE AND TWENTY LLC	PO BOX 99447		SEATTLE	WA	98139		8/28/2014	$8,225.00
ALL 1 VENDING, INC.	PO BOX 1981			DOUGLASVILLE	GA	30133		10/16/2014	$12,663.29
ALL 1 VENDING, INC.	PO BOX 1981			DOUGLASVILLE	GA	30133		9/11/2014	$11,869.56
ALL 1 VENDING, INC.	PO BOX 1981			DOUGLASVILLE	GA	30133		8/14/2014	$10,752.25
ALLCELLS	1301 HARBOR BAY PARKWAY	STE 200		ALAMEDA	CA	94502		11/6/2014	$2,621.50
ALLCELLS	1301 HARBOR BAY PARKWAY	STE 200		ALAMEDA	CA	94502		11/4/2014	$2,621.50
ALLCELLS	1301 HARBOR BAY PARKWAY	STE 200		ALAMEDA	CA	94502		10/30/2014	$2,621.50
ALLCELLS	1301 HARBOR BAY PARKWAY	STE 200		ALAMEDA	CA	94502		10/16/2014	$3,754.43
ALLCELLS	1301 HARBOR BAY PARKWAY	STE 200		ALAMEDA	CA	94502		10/9/2014	$2,621.50
ALLCELLS	1301 HARBOR BAY PARKWAY	STE 200		ALAMEDA	CA	94502		10/2/2014	$1,132.93
ALLCELLS	1301 HARBOR BAY PARKWAY	STE 200		ALAMEDA	CA	94502		9/11/2014	$2,624.50
ALLCELLS	1301 HARBOR BAY PARKWAY	STE 200		ALAMEDA	CA	94502		8/28/2014	$1,133.16
ALTO LITIGATION, PC	4 EMBARCADERO CENTER SUITE 1400			SAN FRANCISCO	CA	94111		9/29/2014	$19,429.00
AMERICAN EXPRESS	TRAVEL RELATED SERVICES CO.	PO BOX 360001		FORT LAUDERDALE	FL	33336		11/7/2014	$200,000.00
AMERICAN EXPRESS	TRAVEL RELATED SERVICES CO.	PO BOX 360001		FORT LAUDERDALE	FL	33336		10/17/2014	$141.39
AMERICAN EXPRESS	TRAVEL RELATED SERVICES CO.	PO BOX 360001		FORT LAUDERDALE	FL	33336		9/26/2014	$345.90
AMERICAN EXPRESS	TRAVEL RELATED SERVICES CO.	PO BOX 360001		FORT LAUDERDALE	FL	33336		9/2/2014	$156.00
AMERICAN EXPRESS	TRAVEL RELATED SERVICES CO.	PO BOX 360001		FORT LAUDERDALE	FL	33336		8/26/2014	$40.00
AMERICAN EXPRESS	TRAVEL RELATED SERVICES CO.	PO BOX 360001		FORT LAUDERDALE	FL	33336		8/13/2014	$533.00
AMERICAN EXPRESS	GBT US LLC. ATTN: TRAVEL A/R	P.O. BOX 53618		PHOENIX	AZ	85072		9/25/2014	$57.00
AMERICAN EXPRESS	GBT US LLC. ATTN: TRAVEL A/R	P.O. BOX 53618		PHOENIX	AZ	85072		9/11/2014	$39.78
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		11/5/2014	$134,466.06
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		11/5/2014	$2,473.28

2 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		10/30/2014	$142,665.21
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		10/23/2014	$2,275.78
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		10/23/2014	$127,906.74
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		10/16/2014	$132,826.23
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		10/9/2014	$470,631.21
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		10/2/2014	$5,289.44
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		10/2/2014	$159,063.51
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		9/26/2014	$157,423.68
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		9/25/2014	$12,194.72
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		9/18/2014	$142,665.21
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		9/18/2014	$618.32
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		9/11/2014	$167,262.66
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		9/11/2014	$4,465.12
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		9/4/2014	$150,864.36
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		8/28/2014	$337,804.98
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		8/28/2014	$13,611.54
AMERICAN RED CROSS	PO BOX 100805			PASADENA	CA	91189		8/14/2014	$80,305.00
ANALYTICA LA-SER INTERNATIONAL	24 W 40TH ST-8TH FLOOR			NEW YORK	NY	10018		11/4/2014	$97,456.00
ANALYTICA LA-SER INTERNATIONAL	24 W 40TH ST-8TH FLOOR			NEW YORK	NY	10018		8/21/2014	$28,600.00
ANALYTICA LA-SER INTERNATIONAL	24 W 40TH ST-8TH FLOOR			NEW YORK	NY	10018		8/14/2014	$34,600.00
AON (BERMUDA) LTD	30 WOODBOURNE AVE			PEMBROKE		HM08	BERMUDA	11/6/2014	$107,500.00
AON RISK INSURANCE SERVICES WEST, INC.	AON RISK SERVICES INC.	P.O. BOX 849832		LOS ANGELES	CA	90084		11/6/2014	$5,221,196.63
AON RISK INSURANCE SERVICES WEST, INC.	AON RISK SERVICES INC.	P.O. BOX 849832		LOS ANGELES	CA	90084		8/14/2014	$61,252.25
ASD HEALTHCARE	PO BOX 848104			DALLAS	TX	75284		10/29/2014	$15,112.50
ASD HEALTHCARE	PO BOX 848104			DALLAS	TX	75284		9/25/2014	$23,172.50
ASD HEALTHCARE	PO BOX 848104			DALLAS	TX	75284		8/21/2014	$20,150.00
ASSIGN GROUP	HAINBURGER STRASSE 33 1030 VIENNA						AUSTRIA	11/4/2014	$1,759.49
ASSIGN GROUP	HAINBURGER STRASSE 33 1030 VIENNA						AUSTRIA	9/26/2014	$1,888.09
ASSIGN GROUP	HAINBURGER STRASSE 33 1030 VIENNA						AUSTRIA	9/12/2014	$2,007.38
ASSIGN GROUP	HAINBURGER STRASSE 33 1030 VIENNA						AUSTRIA	8/29/2014	$134,813.16
ASSIGN GROUP	HAINBURGER STRASSE 33 1030 VIENNA						AUSTRIA	8/15/2014	$195.06
ASSIGN INTERNATIONAL GMBH	FANNYZOBELSTR 5 12435 BERLIN						GERMANY	11/6/2014	$168,558.60
ASSIGN INTERNATIONAL GMBH	FANNYZOBELSTR 5 12435 BERLIN						GERMANY	9/26/2014	$96,360.00
ASSIGN INTERNATIONAL GMBH	FANNYZOBELSTR 5 12435 BERLIN						GERMANY	8/15/2014	$43,624.76
ASSOCIATED MEDICAL PROFESSIONALS OF NY, LLC	1226 EAST WATER ST			SYRACUSE	NY	13210		11/6/2014	$11,188.00
ASSOCIATED MEDICAL PROFESSIONALS OF NY, LLC	1226 EAST WATER ST			SYRACUSE	NY	13210		10/30/2014	$7,064.00
ASSOCIATED MEDICAL PROFESSIONALS OF NY, LLC	1226 EAST WATER ST			SYRACUSE	NY	13210		10/9/2014	$3,313.00
ASSOCIATED MEDICAL PROFESSIONALS OF NY, LLC	1226 EAST WATER ST			SYRACUSE	NY	13210		10/2/2014	$2,362.86
ASSOCIATED MEDICAL PROFESSIONALS OF NY, LLC	1226 EAST WATER ST			SYRACUSE	NY	13210		9/25/2014	$388.00
ASSOCIATED MEDICAL PROFESSIONALS OF NY, LLC	1226 EAST WATER ST			SYRACUSE	NY	13210		9/18/2014	$652.33
ASSOCIATED MEDICAL PROFESSIONALS OF NY, LLC	1226 EAST WATER ST			SYRACUSE	NY	13210		8/14/2014	$22,317.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		11/7/2014	$2,650.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		11/6/2014	$2,650.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		11/4/2014	$6,300.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		10/30/2014	$2,650.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		10/23/2014	$5,300.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		10/9/2014	$2,650.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		10/2/2014	$2,650.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		9/25/2014	$2,650.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		9/18/2014	$5,300.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		9/11/2014	$500.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		9/4/2014	$2,650.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		8/28/2014	$5,300.00
ASTARTE BIOLOGICS, LLC	PO BOX 94112			SEATTLE	WA	98124		8/14/2014	$2,650.00

3 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
AUROUS SAFETY, LLC	ROXANNE SCOTT	15104 NE 195TH ST		WOODINVILLE	WA	98072		11/7/2014	$1,440.00
AUROUS SAFETY, LLC	ROXANNE SCOTT	15104 NE 195TH ST		WOODINVILLE	WA	98072		10/16/2014	$38,560.00
AUROUS SAFETY, LLC	ROXANNE SCOTT	15104 NE 195TH ST		WOODINVILLE	WA	98072		8/21/2014	$25,280.00
AVAION, INC.	4280 OAKVIEW LANE N			PLYMOUTH	MN	55442		10/30/2014	$59,831.00
AVAION, INC.	4280 OAKVIEW LANE N			PLYMOUTH	MN	55442		10/16/2014	$49,000.00
AVAION, INC.	4280 OAKVIEW LANE N			PLYMOUTH	MN	55442		8/21/2014	$23,625.00
AXIO RESEARCH CORPORATION	2601 4TH AVE STE 200			SEATTLE	WA	98121		10/23/2014	$3,388.58
AXIO RESEARCH CORPORATION	2601 4TH AVE STE 200			SEATTLE	WA	98121		10/2/2014	$8,300.00
BAKERSFIELD MEMORIAL HOSPITAL	FILE 55653			LOS ANGELES	CA	90074		9/18/2014	$15,000.00
BD BIOSCIENCES	PO BOX 100921			PASADENA	CA	91189		11/4/2014	$1,025.00
BD BIOSCIENCES	PO BOX 100921			PASADENA	CA	91189		10/30/2014	$1,311.50
BD BIOSCIENCES	PO BOX 100921			PASADENA	CA	91189		10/16/2014	$1,325.91
BD BIOSCIENCES	PO BOX 100921			PASADENA	CA	91189		10/9/2014	$6,715.92
BD BIOSCIENCES	PO BOX 100921			PASADENA	CA	91189		9/25/2014	$4,827.29
BD BIOSCIENCES	PO BOX 100921			PASADENA	CA	91189		9/11/2014	$53,949.75
BD BIOSCIENCES	PO BOX 100921			PASADENA	CA	91189		9/4/2014	$60,735.96
BD BIOSCIENCES	PO BOX 100921			PASADENA	CA	91189		8/21/2014	$230.00
BD BIOSCIENCES	PO BOX 100921			PASADENA	CA	91189		8/14/2014	$387.00
BD DIAGNOSTICS SYSTEMS	BECTON, DICKINSON & COMPANY	DEPT LA 21445		PASADENA	CA	91185		8/28/2014	$9,000.00
BD DIAGNOSTICS SYSTEMS	BECTON, DICKINSON & COMPANY	DEPT LA 21445		PASADENA	CA	91185		8/21/2014	$9,000.00
BD DIAGNOSTICS SYSTEMS	BECTON, DICKINSON & COMPANY	DEPT LA 21445		PASADENA	CA	91185		8/14/2014	$27,459.74
BD DIAGNOSTICS SYSTEMS	BECTON, DICKINSON & COMPANY	PO BOX 100921		PASADENA	CA	91189		11/4/2014	$5,474.31
BD DIAGNOSTICS SYSTEMS	BECTON, DICKINSON & COMPANY	PO BOX 100921		PASADENA	CA	91189		10/16/2014	$18,000.00
BD DIAGNOSTICS SYSTEMS	BECTON, DICKINSON & COMPANY	PO BOX 100921		PASADENA	CA	91189		10/2/2014	$18,000.00
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		11/4/2014	$7,504.13
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		10/30/2014	$2,475.12
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		10/16/2014	$2,070.25
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		10/9/2014	$1,454.47
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		10/2/2014	$35,334.56
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		9/25/2014	$4,864.20
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		9/18/2014	$804.44
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		9/11/2014	$9,684.85
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		9/4/2014	$1,623.68
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		8/28/2014	$1,728.08
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		8/21/2014	$5,847.41
BECKMAN COULTER INC	DEPT CH 10164			PALATINE	IL	60055		8/14/2014	$2,721.67
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		10/29/2014	$1,625.00
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		10/16/2014	$537.00
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		10/16/2014	$53.50
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		10/16/2014	$3,929.20
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		10/16/2014	$37.00
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		10/9/2014	$154.31
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		9/11/2014	$807.22
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		9/11/2014	$5,880.00
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		8/14/2014	$250.00
BENAROYA RESEARCH INSTITUTE AT VIRGINIA MASON	1201 NINTH AVE			SEATTLE	WA	98101		8/14/2014	$20,146.92
BESSE MEDICAL	ASD SPECIALTY HEALTHCARE	9075 CENTRE POINTE DR. STE 140		WEST CHESTER	OH	45069		10/29/2014	$10,075.00
BESSE MEDICAL	ASD SPECIALTY HEALTHCARE	9075 CENTRE POINTE DR. STE 140		WEST CHESTER	OH	45069		9/11/2014	$11,082.50

4 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
BESSE MEDICAL	ASD SPECIALTY HEALTHCARE	9075 CENTRE POINTE DR. STE 140		WEST CHESTER	OH	45069		8/14/2014	$17,127.50
BIO X CELL	10 TECHNOLOGY DR	UNIT 28		WEST LEBANON	NH	03784		9/18/2014	$5,840.00
BIO X CELL	10 TECHNOLOGY DR	UNIT 28		WEST LEBANON	NH	03784		9/4/2014	$1,870.00
BIO X CELL	10 TECHNOLOGY DR	UNIT 28		WEST LEBANON	NH	03784		8/21/2014	$4,070.00
BIOCLINICA, INC.	P.O. BOX 824134			PHILADELPHIA	PA	19182		10/23/2014	$4,725.61
BIOCLINICA, INC.	P.O. BOX 824134			PHILADELPHIA	PA	19182		9/25/2014	$6,439.00
BIOCLINICA, INC.	P.O. BOX 824134			PHILADELPHIA	PA	19182		8/28/2014	$8,157.10
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		10/30/2014	$443.75
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		10/16/2014	$1,470.00
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		10/9/2014	$537.50
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		10/2/2014	$560.00
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		9/25/2014	$1,031.25
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		9/18/2014	$672.50
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		9/11/2014	$196.25
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		9/4/2014	$947.50
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		8/28/2014	$395.00
BIOLEGEND	9727 PACIFIC HEIGHTS BLVD.			SAN DIEGO	CA	92121		8/21/2014	$942.50
BIOLOGICS CONSULTING GROUP, INC.	400 N. WASHINGTON ST. SUITE 100			ALEXANDRIA	VA	22314		9/25/2014	$29,741.87
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		11/4/2014	$1,937.56
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		10/29/2014	$57,004.28
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		10/9/2014	$686.48
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		10/2/2014	$31,419.50
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		9/25/2014	$5,993.22
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		9/11/2014	$146.56
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		9/4/2014	$44,334.92
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		8/28/2014	$2,216.05
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		8/21/2014	$6,474.80
BIOMERIEUX INC	PO BOX 500308			ST.LOUIS	MO	63150		8/14/2014	$52,655.60
BIOPHARMA RESOURCE GROUPS, LLC	61360 WARD ROAD			BEND	OR	97702		10/2/2014	$30,000.00
BIOPHARMACEUTICAL QUALITY SOLUTIONS	3533 CORTE ESPERANZA			CARLSBAD	CA	92009		9/25/2014	$12,000.00
BIO-RAD LABORATORIES	LIFE SCIENCE GROUP	PO BOX 849750		LOS ANGELES	CA	90084-9750		11/5/2014	$22,420.13
BIO-RAD LABORATORIES	LIFE SCIENCE GROUP	PO BOX 849750		LOS ANGELES	CA	90084-9750		10/30/2014	$16,031.90
BIO-RAD LABORATORIES	LIFE SCIENCE GROUP	PO BOX 849750		LOS ANGELES	CA	90084-9750		10/23/2014	$12,506.44
BIO-RAD LABORATORIES	LIFE SCIENCE GROUP	PO BOX 849750		LOS ANGELES	CA	90084-9750		9/4/2014	$28,141.50
BIORELIANCE	BANK OF AMERICA	13319 COLLECTIONS CENTER DR		CHICAGO	IL	60693		10/30/2014	$2,343.65
BIORELIANCE	BANK OF AMERICA	13319 COLLECTIONS CENTER DR		CHICAGO	IL	60693		10/16/2014	$4,687.30
BIORELIANCE	BANK OF AMERICA	13319 COLLECTIONS CENTER DR		CHICAGO	IL	60693		9/25/2014	$2,343.65
BIORELIANCE	BANK OF AMERICA	13319 COLLECTIONS CENTER DR		CHICAGO	IL	60693		9/18/2014	$2,343.65
BIORELIANCE	BANK OF AMERICA	13319 COLLECTIONS CENTER DR		CHICAGO	IL	60693		9/4/2014	$2,343.65
BIORELIANCE	BANK OF AMERICA	13319 COLLECTIONS CENTER DR		CHICAGO	IL	60693		8/14/2014	$2,343.65
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		11/5/2014	$95,300.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		10/30/2014	$19,300.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		10/30/2014	$101,600.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		10/23/2014	$86,600.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		10/16/2014	$102,800.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		10/9/2014	$9,450.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		10/9/2014	$281,050.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		10/2/2014	$71,100.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		9/26/2014	$84,400.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		9/18/2014	$80,750.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		9/11/2014	$81,750.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		9/4/2014	$86,100.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		9/4/2014	$4,900.00
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		8/28/2014	$199,050.00

5 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
BLOOD CENTERS OF AMERICA, INC.	PO BOX 845732			BOSTON	MA	02284		8/14/2014	$34,850.00
BLOOMBERG FINANCE LP	P.O. BOX 416604			BOSTON	MA	02241		9/18/2014	$6,339.75
BOARD OF EQUALIZATION	250 S SECOND ST			SAN JOSE	CA	95113		10/14/2014	$21,269.00
BOARD OF REGENTS OF THE UNIVERSITY OF WISCONSIN	DONA ALBERTIPHASE I AND GU PROGRAMS	600 HIGHLAND AVE. K4/516 CSC		MADISON	WI	53792		10/29/2014	$5,800.20
BOARD OF REGENTS OF THE UNIVERSITY OF WISCONSIN	DONA ALBERTIPHASE I AND GU PROGRAMS	600 HIGHLAND AVE. K4/516 CSC		MADISON	WI	53792		10/9/2014	$135,500.00
BOARD OF REGENTS OF THE UNIVERSITY OF WISCONSIN	DONA ALBERTIPHASE I AND GU PROGRAMS	600 HIGHLAND AVE. K4/516 CSC		MADISON	WI	53792		8/21/2014	$7,156.00
BRENDA RANCHINO RESEARCH	1785 KELLEY DR			HOFFMAN ESTATES	IL	60192		11/6/2014	$4,416.08
BRENDA RANCHINO RESEARCH	1785 KELLEY DR			HOFFMAN ESTATES	IL	60192		10/30/2014	$21,529.30
BRENDA RANCHINO RESEARCH	1785 KELLEY DR			HOFFMAN ESTATES	IL	60192		10/9/2014	$27,507.37
BRIGHAM & WOMEN'S HOSPITAL	PO BOX 3715			BOSTON	MA	02241		10/30/2014	$9,585.00
BRIGHAM & WOMEN'S HOSPITAL	PO BOX 3715			BOSTON	MA	02241		10/2/2014	$14,910.00
BRIGHAM & WOMEN'S HOSPITAL	PO BOX 3715			BOSTON	MA	02241		9/4/2014	$4,260.00
BUNZL DISTRIBUTION - SEATTLE	PO BOX 59709			LOS ANGELES	CA	90074-9709		10/23/2014	$6,651.12
BUNZL DISTRIBUTION - SEATTLE	PO BOX 59709			LOS ANGELES	CA	90074-9709		8/28/2014	$13,982.60
BUSINESS WIRE, INC.	P.O. BOX 39000	DEPARTMENT 34182		SAN FRANCISCO	CA	94139		8/14/2014	$7,702.19
CADENT MEDICAL COMMUNICATIONS	P.O. BOX 505214			ST LOUIS	MO	63150		10/2/2014	$48,840.00
CADIENT GROUP, INC.	2520 RENAISSANCE BOULEVARD STE 100			KING OF PRUSSIA	PA	19406		11/7/2014	$55,000.00
CADIENT GROUP, INC.	2520 RENAISSANCE BOULEVARD STE 100			KING OF PRUSSIA	PA	19406		11/4/2014	$41,784.00
CADIENT GROUP, INC.	2520 RENAISSANCE BOULEVARD STE 100			KING OF PRUSSIA	PA	19406		10/9/2014	$70,767.75
CADIENT GROUP, INC.	2520 RENAISSANCE BOULEVARD STE 100			KING OF PRUSSIA	PA	19406		9/11/2014	$30,144.11
CANCER CENTERS OF NORTH CAROLINA	RALEIGH HEMATOLOGY ONCOLOGY ASSOCIATES	4101 MACON POND RD		RALEIGH	NC	27607		8/21/2014	$10,571.00
CANON FINANCIAL SERVICES, INC.	14904 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/23/2014	$4,331.53
CANON FINANCIAL SERVICES, INC.	14904 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/2/2014	$4,046.53
CANON FINANCIAL SERVICES, INC.	14904 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/25/2014	$4,331.53
CANON FINANCIAL SERVICES, INC.	14904 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/28/2014	$4,331.53
CARDINAL HEALTH 118, LLC	25386 NETWORK PLACE			CHICAGO	IL	60673		10/29/2014	$337,846.85
CARDINAL HEALTH 118, LLC	25386 NETWORK PLACE			CHICAGO	IL	60673		10/29/2014	$390,921.28
CARDINAL HEALTH 118, LLC	25386 NETWORK PLACE			CHICAGO	IL	60673		9/11/2014	$50,000.00
CARDINAL HEALTH 118, LLC	25386 NETWORK PLACE			CHICAGO	IL	60673		8/21/2014	$125,000.00
CARDINAL HEALTH 118, LLC	25386 NETWORK PLACE			CHICAGO	IL	60673		8/14/2014	$546,101.18
CARDINAL HEALTH 118, LLC	25386 NETWORK PLACE			CHICAGO	IL	60673		8/14/2014	$623,124.25
CARDINAL HEALTH 200, LLC	PNC BANK CORPORATE	P.O. BOX 643983		PITTSBURGH	PA	15264		11/4/2014	$274,040.00
CARDINAL HEALTH 200, LLC	PNC BANK CORPORATE	P.O. BOX 643983		PITTSBURGH	PA	15264		10/2/2014	$337,512.50
CARDINAL HEALTH 200, LLC	PNC BANK CORPORATE	P.O. BOX 643983		PITTSBURGH	PA	15264		9/4/2014	$305,272.50
CAROLINA UROLOGIC RESEARCH CENTER, LLC	823 82ND PARKWAY	SUITE B		MYRTLE BEACH	SC	29572		10/9/2014	$313.00
CAROLINA UROLOGIC RESEARCH CENTER, LLC	823 82ND PARKWAY	SUITE B		MYRTLE BEACH	SC	29572		9/25/2014	$313.00
CAROLINA UROLOGIC RESEARCH CENTER, LLC	823 82ND PARKWAY	SUITE B		MYRTLE BEACH	SC	29572		8/21/2014	$16,705.00
CCL LABEL, INC.	36188 TREASURY CENTER			CHICAGO	IL	60694		11/5/2014	$1,902.99
CCL LABEL, INC.	36188 TREASURY CENTER			CHICAGO	IL	60694		11/4/2014	$10,713.13
CCL LABEL, INC.	36188 TREASURY CENTER			CHICAGO	IL	60694		10/30/2014	$5,990.28
CCL LABEL, INC.	36188 TREASURY CENTER			CHICAGO	IL	60694		10/23/2014	$27,952.29
CCL LABEL, INC.	36188 TREASURY CENTER			CHICAGO	IL	60694		10/16/2014	$6,953.98
CCL LABEL, INC.	36188 TREASURY CENTER			CHICAGO	IL	60694		10/9/2014	$1,912.37
CCL LABEL, INC.	36188 TREASURY CENTER			CHICAGO	IL	60694		9/18/2014	$615.85
CCL LABEL, INC.	36188 TREASURY CENTER			CHICAGO	IL	60694		9/11/2014	$5,718.34
CCL LABEL, INC.	36188 TREASURY CENTER			CHICAGO	IL	60694		8/14/2014	$3,728.93
CENTER FOR LEADERSHIP STUDIES	120 PRESTON EXECUTIVE DR	SUITE 101		CARY	NC	27513		9/25/2014	$8,144.55
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES			PHOENIX	AZ	85072		10/23/2014	$5,689.29
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES			PHOENIX	AZ	85072		10/23/2014	$7,542.23
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES			PHOENIX	AZ	85072		10/16/2014	$2,970.46
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES			PHOENIX	AZ	85072		9/25/2014	$7,520.19
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES			PHOENIX	AZ	85072		9/25/2014	$2,970.46
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES			PHOENIX	AZ	85072		9/25/2014	$5,689.29
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES			PHOENIX	AZ	85072		8/28/2014	$7,532.54
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES			PHOENIX	AZ	85072		8/28/2014	$2,970.46
CENTURYLINK	P.O. BOX 52187 / BUSINESS SERVICES			PHOENIX	AZ	85072		8/28/2014	$5,689.29
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		11/4/2014	$6,531.42

6 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		10/30/2014	$4,805.64
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		10/23/2014	$3,425.00
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		10/16/2014	$1,095.00
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		10/9/2014	$5,090.00
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		10/2/2014	$5,485.64
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		9/25/2014	$1,040.00
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		9/18/2014	$2,470.64
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		9/11/2014	$6,152.51
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		9/4/2014	$7,162.51
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		8/28/2014	$3,342.51
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		8/21/2014	$8,041.28
CHARLES RIVER LABORATORIES	GPO BOX 27812			NEW YORK	NY	10087		8/14/2014	$3,027.51
CHARTER MEDICAL, LTD.	P.O. BOX 417394			BOSTON	MA	02241		11/7/2014	$22,831.87
CHARTER MEDICAL, LTD.	P.O. BOX 417394			BOSTON	MA	02241		10/9/2014	$2,516.91
CHEMOMETEC A/S	GYDEVANG 43	DK3450 ALLEROD					DENMARK	11/4/2014	$36,139.00
CHEMOMETEC A/S	GYDEVANG 43	DK3450 ALLEROD					DENMARK	9/4/2014	$703.00
CHEMOMETEC A/S	GYDEVANG 43	DK3450 ALLEROD					DENMARK	8/21/2014	$1,451.00
CHOATE, HALL & STEWART LLP	ATTN: COLLECTIONS DEPARTMENT	TWO INTERNATIONAL PLACE		BOSTON	MA	02110		9/25/2014	$34,157.00
CHRISTOFFERSEN LAW PS	1001 FOURTH AVE SUITE 4400			SEATTLE	WA	98154		9/18/2014	$5,755.49
CHRISTOFFERSEN LAW PS	1001 FOURTH AVE SUITE 4400			SEATTLE	WA	98154		8/21/2014	$2,654.17
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		10/29/2014	$374.38
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		10/29/2014	$489.14
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		10/16/2014	$1,301.30
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		10/16/2014	$374.38
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		10/9/2014	$187.19
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		10/9/2014	$492.35
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		10/2/2014	$187.19
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		10/2/2014	$224.15
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		9/25/2014	$187.19
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		9/25/2014	$603.38
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		9/18/2014	$709.85
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		9/18/2014	$187.19
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		9/11/2014	$187.19
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		9/4/2014	$187.19
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		9/4/2014	$195.04
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		8/28/2014	$187.19
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		8/28/2014	$905.07
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		8/21/2014	$699.47
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		8/21/2014	$187.19
CINTAS CORPORATION	P.O. BOX 740855			CINCINNATI	OH	45274		8/14/2014	$185.44
CISCO SYSTEMS CAPITAL CORPORATION	LAWRENCE M. SCHWAB, ESQ. & THOMAS M. GAA, ESQ.	BIALSON, BERGEN & SCHWAB	2600 EL CAMINO REAL, SUITE 300	PALO ALTO	CA	94306		10/23/2014	$268,373.40
CISCO SYSTEMS CAPITAL CORPORATION	LAWRENCE M. SCHWAB, ESQ. & THOMAS M. GAA, ESQ.	BIALSON, BERGEN & SCHWAB	2600 EL CAMINO REAL, SUITE 300	PALO ALTO	CA	94306		10/23/2014	$3,601.74
CISCO SYSTEMS CAPITAL CORPORATION	LAWRENCE M. SCHWAB, ESQ. & THOMAS M. GAA, ESQ.	BIALSON, BERGEN & SCHWAB	2600 EL CAMINO REAL, SUITE 300	PALO ALTO	CA	94306		9/18/2014	$268,373.40
CISCO SYSTEMS CAPITAL CORPORATION	LAWRENCE M. SCHWAB, ESQ. & THOMAS M. GAA, ESQ.	BIALSON, BERGEN & SCHWAB	2600 EL CAMINO REAL, SUITE 300	PALO ALTO	CA	94306		8/21/2014	$268,373.40
CISCO SYSTEMS INC	PO BOX 911869			DALLAS	TX	75391		10/16/2014	$11,624.73
CISCO SYSTEMS INC	PO BOX 911869			DALLAS	TX	75391		9/25/2014	$11,624.73
CISCO SYSTEMS INC	PO BOX 911869			DALLAS	TX	75391		9/4/2014	$11,624.73
CIT TECHNOLOGY FINANCE SERVICES	P.O. BOX 100706			PASADENA	CA	91189		10/29/2014	$7,439.78
CIT TECHNOLOGY FINANCE SERVICES	P.O. BOX 100706			PASADENA	CA	91189		10/2/2014	$7,295.66
CIT TECHNOLOGY FINANCE SERVICES	P.O. BOX 100706			PASADENA	CA	91189		9/11/2014	$7,295.66
CITY ELECTRIC SUPPLY COMPANY	P.O. BOX 71465			NORTH CHARLESTON	SC	29415		11/5/2014	$4,341.76
CITY ELECTRIC SUPPLY COMPANY	P.O. BOX 71465			NORTH CHARLESTON	SC	29415		10/30/2014	$185.72
CITY ELECTRIC SUPPLY COMPANY	P.O. BOX 71465			NORTH CHARLESTON	SC	29415		10/23/2014	$755.05
CITY ELECTRIC SUPPLY COMPANY	P.O. BOX 71465			NORTH CHARLESTON	SC	29415		10/2/2014	$289.26
CITY ELECTRIC SUPPLY COMPANY	P.O. BOX 71465			NORTH CHARLESTON	SC	29415		9/25/2014	$37.43
CITY ELECTRIC SUPPLY COMPANY	P.O. BOX 71465			NORTH CHARLESTON	SC	29415		9/4/2014	$5,377.54
CITY ELECTRIC SUPPLY COMPANY	P.O. BOX 71465			NORTH CHARLESTON	SC	29415		8/21/2014	$807.46

7 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
CITY ELECTRIC SUPPLY COMPANY	P.O. BOX 71465			NORTH CHARLESTON	SC	29415		8/14/2014	$784.35
CITY OF HOPE NATIONAL MEDICAL CENTER	ATTN: OFFICE OF CLINICAL TRIAL FINANCE	1500 EAST DUARTE ROAD		DUARTE	CA	91010		11/5/2014	$46,632.80
CITY OF HOPE NATIONAL MEDICAL CENTER	ATTN: OFFICE OF CLINICAL TRIAL FINANCE	1500 EAST DUARTE ROAD		DUARTE	CA	91010		10/2/2014	$3,814.00
CITY OF SEAL BEACH	ATTN: VICTORIA L BEATLEY, DIRECTOR OF FINANCE	211 8TH STREET		SEAL BEACH	CA	90740		10/29/2014	$5,947.70
CITY OF SEAL BEACH	ATTN: VICTORIA L BEATLEY, DIRECTOR OF FINANCE	211 8TH STREET		SEAL BEACH	CA	90740		9/18/2014	$32,200.00
CITY OF SEAL BEACH	ATTN: VICTORIA L BEATLEY, DIRECTOR OF FINANCE	211 8TH STREET		SEAL BEACH	CA	90740		9/11/2014	$630.08
CITY OF SEAL BEACH	ATTN: VICTORIA L BEATLEY, DIRECTOR OF FINANCE	211 8TH STREET		SEAL BEACH	CA	90740		8/28/2014	$5,705.40
CITY OF SEATTLE - UTILITIES	ESD FINANCE DIVISION	PO BOX 34016		SEATTLE	WA	98124-1017		10/21/2014	$4,280.28
CITY OF SEATTLE - UTILITIES	ESD FINANCE DIVISION	PO BOX 34016		SEATTLE	WA	98124-1017		9/17/2014	$3,729.33
CITY OF SEATTLE - UTILITIES	ESD FINANCE DIVISION	PO BOX 34016		SEATTLE	WA	98124-1017		8/21/2014	$5,213.41
CITY OF SEATTLE-UTILITIES BOX 34017	DEPT OF FINANCE	PO BOX 34017		SEATTLE	WA	98124-1017		10/17/2014	$35,654.46
CITY OF SEATTLE-UTILITIES BOX 34017	DEPT OF FINANCE	PO BOX 34017		SEATTLE	WA	98124-1017		9/17/2014	$67,675.61
CITY OF UNION CITY	5047 UNION ST			UNION CITY	GA	30291		10/16/2014	$235,374.36
CITY OF UNION CITY	5047 UNION ST			UNION CITY	GA	30291		9/25/2014	$2,095.62
CITY OF UNION CITY	5047 UNION ST			UNION CITY	GA	30291		8/14/2014	$4,215.22
CLASSIC CONFERENCES, INC.	1 UNIVERSITY PLAZA	SUITE 310		HACKENSACK	NJ	07601		10/16/2014	$91,841.63
CLASSIC CONFERENCES, INC.	1 UNIVERSITY PLAZA	SUITE 310		HACKENSACK	NJ	07601		10/9/2014	$100,466.58
CLASSIC CONFERENCES, INC.	1 UNIVERSITY PLAZA	SUITE 310		HACKENSACK	NJ	07601		10/2/2014	$91,841.63
CLASSIC CONFERENCES, INC.	1 UNIVERSITY PLAZA	SUITE 310		HACKENSACK	NJ	07601		9/25/2014	$4,775.54
CLASSIC CONFERENCES, INC.	1 UNIVERSITY PLAZA	SUITE 310		HACKENSACK	NJ	07601		9/18/2014	$18,501.04
CLASSIC CONFERENCES, INC.	1 UNIVERSITY PLAZA	SUITE 310		HACKENSACK	NJ	07601		9/11/2014	$100,466.58
CLINICAL RESOURCE NETWORK	PO BOX 75314			CHICAGO	IL	60675		10/23/2014	$51,333.21
CLINICAL RESOURCE NETWORK	PO BOX 75314			CHICAGO	IL	60675		9/25/2014	$54,871.87
CLINICAL RESOURCE NETWORK	PO BOX 75314			CHICAGO	IL	60675		8/21/2014	$37,558.30
CODAN US CORPORATION	3511 WEST SUNFLOWER AVE			SANTA ANA	CA	92704		11/6/2014	$14,055.00
CODAN US CORPORATION	3511 WEST SUNFLOWER AVE			SANTA ANA	CA	92704		11/4/2014	$43,596.81
CODAN US CORPORATION	3511 WEST SUNFLOWER AVE			SANTA ANA	CA	92704		10/23/2014	$42,062.74
CODAN US CORPORATION	3511 WEST SUNFLOWER AVE			SANTA ANA	CA	92704		10/2/2014	$8,760.00
CODAN US CORPORATION	3511 WEST SUNFLOWER AVE			SANTA ANA	CA	92704		9/25/2014	$3,612.63
CODAN US CORPORATION	3511 WEST SUNFLOWER AVE			SANTA ANA	CA	92704		8/21/2014	$1,180.02
CODAN US CORPORATION	3511 WEST SUNFLOWER AVE			SANTA ANA	CA	92704		8/14/2014	$3,630.12
COGHLAN GROUP, INC.	1500 BUSINESS PARK DR			BASTROP	TX	78602		10/23/2014	$77,939.34
COGHLAN GROUP, INC.	1500 BUSINESS PARK DR			BASTROP	TX	78602		9/25/2014	$91,672.29
COGHLAN GROUP, INC.	1500 BUSINESS PARK DR			BASTROP	TX	78602		8/28/2014	$79,438.51
COMMONWEALTH OF PA/DRP-FFS OB-BUREAU OF COMMONWEALTH ACCOUNTING	REVENUE AND CASH MANAGEMENT	555 WALNUT ST, FORUM PLACE, 9TH FLOOR		HARRISBURG	PA	17101		10/2/2014	$7,385.91
COMMUNICATIONS MEDIA, INC.	2200 RENAISSANCE BLVD. SUITE 160			KING OF PRUSSIA	PA	19406		10/16/2014	$12,731.14
COMMUNICATIONS MEDIA, INC.	2200 RENAISSANCE BLVD. SUITE 160			KING OF PRUSSIA	PA	19406		9/25/2014	$9,659.42
COMMUNICATIONS MEDIA, INC.	2200 RENAISSANCE BLVD. SUITE 160			KING OF PRUSSIA	PA	19406		8/28/2014	$11,883.17
COMPAS, INC.	ATTN: ACCOUNTS RECIEVABLE	CL#4600		PHILADELPHIA	PA	19195		11/4/2014	$66,929.83
COMPAS, INC.	ATTN: ACCOUNTS RECIEVABLE	CL#4600		PHILADELPHIA	PA	19195		10/23/2014	$59,200.26
COMPAS, INC.	ATTN: ACCOUNTS RECIEVABLE	CL#4600		PHILADELPHIA	PA	19195		10/9/2014	$29,465.85
COMPAS, INC.	ATTN: ACCOUNTS RECIEVABLE	CL#4600		PHILADELPHIA	PA	19195		9/18/2014	$26,702.74
COMPAS, INC.	ATTN: ACCOUNTS RECIEVABLE	CL#4600		PHILADELPHIA	PA	19195		9/4/2014	$472.63
COMPAS, INC.	ATTN: ACCOUNTS RECIEVABLE	CL#4600		PHILADELPHIA	PA	19195		8/21/2014	$60,695.97
COMPLIANCE IMPLEMENTATION SERVICES	3809 WEST CHESTER PIKE STE 100			NEWTOWN	PA	19073		11/7/2014	$16,250.00
COMPLIANCE IMPLEMENTATION SERVICES	3809 WEST CHESTER PIKE STE 100			NEWTOWN	PA	19073		11/4/2014	$11,895.83
COMPLIANCE IMPLEMENTATION SERVICES	3809 WEST CHESTER PIKE STE 100			NEWTOWN	PA	19073		10/23/2014	$11,295.83
COMPLIANCE IMPLEMENTATION SERVICES	3809 WEST CHESTER PIKE STE 100			NEWTOWN	PA	19073		9/25/2014	$15,606.11
COMPLIANCE IMPLEMENTATION SERVICES	3809 WEST CHESTER PIKE STE 100			NEWTOWN	PA	19073		8/21/2014	$12,895.83
COMPREHENSIVE CANCER CENTERS OF NEVADA	ATTN: ACCOUNTS RECEIVABLE	3730 S EASTERN AVE		LAS VEGAS	NV	89169		10/29/2014	$12,625.00
COMPTROLLER OF PUBLIC ACCOUNTS	PO BOX 149348			AUSTIN	TX	78714		9/16/2014	$13,434.80
COMPUTER PATENT ANNUITIES	CPA GLOBAL NORTH AMERICA	2318 MILL ROAD		ALEXANDRIA	VA	22314		9/11/2014	$74,286.33
COMPUTERSHARE INC	ACCOUNTING DEPARTMENT	P.O. BOX 360857		PITTSBURGH	PA	15251		10/16/2014	$13,158.67
COMPUTERSHARE INC	ACCOUNTING DEPARTMENT	P.O. BOX 360857		PITTSBURGH	PA	15251		9/11/2014	$1,758.13
COMPUTERSHARE INC	ACCOUNTING DEPARTMENT	P.O. BOX 360857		PITTSBURGH	PA	15251		8/28/2014	$5,500.40
COMPUTERSHARE INC	ACCOUNTING DEPARTMENT	P.O. BOX 360857		PITTSBURGH	PA	15251		8/14/2014	$5,500.40

8 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
CONCUR TECHNOLOGIES, INC.	62157 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/23/2014	$17,928.16
CONCUR TECHNOLOGIES, INC.	62157 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/25/2014	$17,874.51
CONCUR TECHNOLOGIES, INC.	62157 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/28/2014	$17,888.47
CONNECTICUT GENERAL LIFE INSURANCE, CO.	CGLIC – ES WEST	5089 COLLECTIONS CENTER DR		CHICAGO	IL	60693		10/30/2014	$64,898.19
CONNECTICUT GENERAL LIFE INSURANCE, CO.	CGLIC – ES WEST	5089 COLLECTIONS CENTER DR		CHICAGO	IL	60693		10/2/2014	$63,369.64
CONNECTICUT GENERAL LIFE INSURANCE, CO.	CGLIC – ES WEST	5089 COLLECTIONS CENTER DR		CHICAGO	IL	60693		8/28/2014	$47,298.32
CONSOLIDATED DISPOSAL SERVICE	PO BOX 78829			PHOENIX	AZ	85062		10/23/2014	$2,326.48
CONSOLIDATED DISPOSAL SERVICE	PO BOX 78829			PHOENIX	AZ	85062		9/11/2014	$2,326.48
CONSOLIDATED DISPOSAL SERVICE	PO BOX 78829			PHOENIX	AZ	85062		8/21/2014	$2,326.48
COOLEY LLP	101 CALIFORNIA ST 5TH FL			SAN FRANCISCO	CA	94111		10/23/2014	$2,374.54
COOLEY LLP	101 CALIFORNIA ST 5TH FL			SAN FRANCISCO	CA	94111		9/25/2014	$6,584.08
COOLEY LLP	101 CALIFORNIA ST 5TH FL			SAN FRANCISCO	CA	94111		8/28/2014	$416.00
COPYRIGHT CLEARANCE CENTER	222 ROSEWOOD DR			DANVERS	MA	01923		9/25/2014	$38,728.18
CORNERSTONE RESEARCH INC	TWO EMBARCADERO CENTER	20TH FLOOR		SAN FRANCISCO	CA	94111		9/29/2014	$6,998.24
COUNTY OF ORANGE	ATTN:TREASURERTAX COLLECTOR	P.O. BOX 1438		SANTA ANA	CA	92702		8/28/2014	$195,190.21
COUNTY OF ORANGE	ATTN:TREASURERTAX COLLECTOR	P.O. BOX 1438		SANTA ANA	CA	92702		8/14/2014	$1,847.00
COVANCE CENTRAL LABORATORY SER	PO BOX 820824			PHILADELPHIA	PA	19182		11/6/2014	$3,360.21
COVANCE CENTRAL LABORATORY SER	PO BOX 820824			PHILADELPHIA	PA	19182		11/5/2014	$1,550.84
COVANCE CENTRAL LABORATORY SER	PO BOX 820824			PHILADELPHIA	PA	19182		10/9/2014	$1,846.82
COVANCE CENTRAL LABORATORY SER	PO BOX 820824			PHILADELPHIA	PA	19182		10/2/2014	$3,353.99
COVANCE CENTRAL LABORATORY SER	PO BOX 820824			PHILADELPHIA	PA	19182		9/11/2014	$4,229.20
COVANCE CENTRAL LABORATORY SER	PO BOX 820824			PHILADELPHIA	PA	19182		9/4/2014	$1,694.34
COVANCE CENTRAL LABORATORY SER	PO BOX 820824			PHILADELPHIA	PA	19182		8/21/2014	$6,787.06
CPZ CONSULTANTS, LLC	PAMELA ZINN	207 KATHLEEN WAY		GLENMOORE	PA	19343		11/5/2014	$7,654.40
CPZ CONSULTANTS, LLC	PAMELA ZINN	207 KATHLEEN WAY		GLENMOORE	PA	19343		10/29/2014	$7,769.55
CPZ CONSULTANTS, LLC	PAMELA ZINN	207 KATHLEEN WAY		GLENMOORE	PA	19343		10/16/2014	$5,800.18
CPZ CONSULTANTS, LLC	PAMELA ZINN	207 KATHLEEN WAY		GLENMOORE	PA	19343		9/25/2014	$3,400.00
CPZ CONSULTANTS, LLC	PAMELA ZINN	207 KATHLEEN WAY		GLENMOORE	PA	19343		9/18/2014	$5,928.08
CPZ CONSULTANTS, LLC	PAMELA ZINN	207 KATHLEEN WAY		GLENMOORE	PA	19343		9/4/2014	$14,453.08
CSS BUILDING SERVICES, INC.	12 STULTS ROAD	SUITE 132		DAYTON	NJ	08810		10/30/2014	$65,600.00
CSS BUILDING SERVICES, INC.	12 STULTS ROAD	SUITE 132		DAYTON	NJ	08810		10/23/2014	$35,113.79
CSS BUILDING SERVICES, INC.	12 STULTS ROAD	SUITE 132		DAYTON	NJ	08810		9/25/2014	$132,039.19
CSS BUILDING SERVICES, INC.	12 STULTS ROAD	SUITE 132		DAYTON	NJ	08810		9/18/2014	$36,839.79
CSS BUILDING SERVICES, INC.	12 STULTS ROAD	SUITE 132		DAYTON	NJ	08810		8/28/2014	$1,122.87
CSS BUILDING SERVICES, INC.	12 STULTS ROAD	SUITE 132		DAYTON	NJ	08810		8/21/2014	$100,713.79
CT CORPORATION SYSTEM	PO BOX 4349			CAROL STREAM	IL	60197		10/23/2014	$4,541.00
CT CORPORATION SYSTEM	PO BOX 4349			CAROL STREAM	IL	60197		9/4/2014	$639.00
CT CORPORATION SYSTEM	PO BOX 4349			CAROL STREAM	IL	60197		8/14/2014	$2,921.00
CYNTHIA M. LEHRER	44 MASON FARM RD			RINGOES	NJ	08551		11/6/2014	$30,900.00
CYNTHIA M. LEHRER	44 MASON FARM RD			RINGOES	NJ	08551		10/23/2014	$15,300.00
CYNTHIA M. LEHRER	44 MASON FARM RD			RINGOES	NJ	08551		9/25/2014	$19,500.00
CYNTHIA M. LEHRER	44 MASON FARM RD			RINGOES	NJ	08551		8/28/2014	$1,351.80
CYTO-CARE EU GMBH	GONZAGAGASSE 17			VIENNA		1010	AUSTIRA	9/26/2014	$3,174.44
CYTO-CARE EU GMBH	GONZAGAGASSE 17			VIENNA		1010	AUSTIRA	8/15/2014	$7,131.55
DANA-FARBER CANCER INSTITUTE	450 BROOKLINE AVE., DANA 1230			BOSTON	MA	02215		10/16/2014	$7,000.00
DEERFIELD INTERNATIONAL MASTER FUND, L.P.	780 THIRD AVE	FLOOR 37		NEW YORK	NY	10017		8/29/2014	$14,160.00
DEERFIELD PARTNERS, L.P.	780 THIRD AVE	37TH FLOOR		NEW YORK	NY	10017		8/29/2014	$11,307.00
DELAWARE SECRETARY OF STATE	1201 N MARKET ST			WILMINGTON	DE	19801		10/9/2014	$36,000.00
DELAWARE SECRETARY OF STATE	1201 N MARKET ST			WILMINGTON	DE	19801		8/14/2014	$36,000.00
DEPARTMENT OF LABOR & INDUSTRIES	PO BOX 34022			SEATTLE	WA	98124		10/9/2014	$13,486.79
DEVINHAIR PRODUCTIONS, INC.	120 WOOSTER ST 3RD FLOOR			NEW YORK	NY	10012		10/2/2014	$456.03
DEVINHAIR PRODUCTIONS, INC.	120 WOOSTER ST 3RD FLOOR			NEW YORK	NY	10012		9/11/2014	$9,855.00
DIAMOND CLEANING SERVICES, INC.	17520 155TH AVE SE			RENTON	WA	98058		10/16/2014	$10,888.50
DIAMOND CLEANING SERVICES, INC.	17520 155TH AVE SE			RENTON	WA	98058		9/18/2014	$12,602.83
DIAMOND CLEANING SERVICES, INC.	17520 155TH AVE SE			RENTON	WA	98058		8/28/2014	$12,830.05
DIRECT TECHNOLOGY	DIRECT APPS.	3009 DOUGLAS BLVD.		ROSEVILLE	CA	95661		10/23/2014	$96,332.00
DIRECT TECHNOLOGY	DIRECT APPS.	3009 DOUGLAS BLVD.		ROSEVILLE	CA	95661		10/16/2014	$17,600.00
DIRECT TECHNOLOGY	DIRECT APPS.	3009 DOUGLAS BLVD.		ROSEVILLE	CA	95661		10/2/2014	$96,332.00
DIRECT TECHNOLOGY	DIRECT APPS.	3009 DOUGLAS BLVD.		ROSEVILLE	CA	95661		9/25/2014	$17,550.00
DIRECT TECHNOLOGY	DIRECT APPS.	3009 DOUGLAS BLVD.		ROSEVILLE	CA	95661		9/4/2014	$125,082.00
DLA PIPER LLP (US)	PO BOX 75190			BALTIMORE	MD	21275		11/7/2014	$30,000.00

9 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
DLA PIPER LLP (US)	PO BOX 75190			BALTIMORE	MD	21275		10/2/2014	$3,989.00
DLA PIPER LLP (US)	PO BOX 75190			BALTIMORE	MD	21275		9/18/2014	$5,813.05
DOCUMENT TECHNOLOGIES, LLC	DTI	P.O. BOX 935151		ATLANTA	GA	31193		10/9/2014	$9,613.83
DOCUMENT TECHNOLOGIES, LLC	DTI	P.O. BOX 935151		ATLANTA	GA	31193		9/11/2014	$11,528.74
DUKE UNIVERSITY MEDICAL CENTER	DIVISION OF MEDICAL ONCOLOGY	DUMC 3476		DURHAM	NC	27710		10/29/2014	$138,221.79
DUKE UNIVERSITY MEDICAL CENTER	DIVISION OF MEDICAL ONCOLOGY	DUMC 3476		DURHAM	NC	27710		10/23/2014	$12,574.40
DUKE UNIVERSITY MEDICAL CENTER	DIVISION OF MEDICAL ONCOLOGY	DUMC 3476		DURHAM	NC	27710		9/11/2014	$400.00
DUKE UNIVERSITY MEDICAL CENTER	DIVISION OF MEDICAL ONCOLOGY	DUMC 3476		DURHAM	NC	27710		9/4/2014	$1,200.00
E SQUARED COMMUNICATIONS I, LLC	1300 PARKWOOD CIRCLE SE SUITE 450			ATLANTA	GA	30339		10/23/2014	$271,893.70
E SQUARED COMMUNICATIONS I, LLC	1300 PARKWOOD CIRCLE SE SUITE 450			ATLANTA	GA	30339		10/9/2014	$381,569.67
E*TRADE FINANCIAL	ATTN: ACCOUNTS RECEIVABLE	PO BOX 3512		ARLINGTON	VA	22203		10/2/2014	$8,750.01
E*TRADE FINANCIAL	ATTN: ACCOUNTS RECEIVABLE	PO BOX 3512		ARLINGTON	VA	22203		8/14/2014	$1,350.00
ECLAT INTEGRATED SOFTWARE SOLUTIONS, INC.	10707 CORPORATE DR.	SUITE 162		STAFFORD	TX	77477		10/23/2014	$5,986.75
ECLAT INTEGRATED SOFTWARE SOLUTIONS, INC.	10707 CORPORATE DR.	SUITE 162		STAFFORD	TX	77477		9/25/2014	$7,796.25
ECLAT INTEGRATED SOFTWARE SOLUTIONS, INC.	10707 CORPORATE DR.	SUITE 162		STAFFORD	TX	77477		8/28/2014	$5,852.00
EMD MILLIPORE CORPORATION	2736 PAYSPHERE CIRCLE			CHICAGO	IL	60674		11/4/2014	$1,327.37
EMD MILLIPORE CORPORATION	2736 PAYSPHERE CIRCLE			CHICAGO	IL	60674		10/23/2014	$4,677.19
EMD MILLIPORE CORPORATION	2736 PAYSPHERE CIRCLE			CHICAGO	IL	60674		10/9/2014	$1,023.26
EMD MILLIPORE CORPORATION	2736 PAYSPHERE CIRCLE			CHICAGO	IL	60674		9/25/2014	$1,618.00
EMD MILLIPORE CORPORATION	2736 PAYSPHERE CIRCLE			CHICAGO	IL	60674		9/4/2014	$3,539.83
EMD MILLIPORE CORPORATION	2736 PAYSPHERE CIRCLE			CHICAGO	IL	60674		8/21/2014	$4,242.53
ENERGY SYSTEMS SOUTHEAST, LLC	3235 VETERANS CIRCLE			BIRMINGHAM	AL	35235		10/16/2014	$6,300.00
ENVISION PHARMA, INC	PO BOX 75575			BALTIMORE	MD	21275		11/5/2014	$31,875.00
ENVISION PHARMA, INC	PO BOX 75575			BALTIMORE	MD	21275		9/4/2014	$31,875.00
ERNST & YOUNG BELASTINGADVISEURS LLP	BOOMPJES 258	3011 XZ ROTTERDAM					NETHERLANDS	9/26/2014	$14,972.04
ERNST & YOUNG LLP	PNC BANK C/O ERNST & YOUNG US LLP	3712 SOLUTIONS CENTER		CHICAGO	IL	60677		11/7/2014	$43,984.00
ERNST & YOUNG LLP	PNC BANK C/O ERNST & YOUNG US LLP	3712 SOLUTIONS CENTER		CHICAGO	IL	60677		10/30/2014	$64,658.00
ERNST & YOUNG LLP	PNC BANK C/O ERNST & YOUNG US LLP	3712 SOLUTIONS CENTER		CHICAGO	IL	60677		10/16/2014	$200,000.00
ERNST & YOUNG LLP	PNC BANK C/O ERNST & YOUNG US LLP	3712 SOLUTIONS CENTER		CHICAGO	IL	60677		10/9/2014	$3,621.00
ERNST & YOUNG LLP	PNC BANK C/O ERNST & YOUNG US LLP	3712 SOLUTIONS CENTER		CHICAGO	IL	60677		10/2/2014	$31,873.00
ERNST & YOUNG LLP	PNC BANK C/O ERNST & YOUNG US LLP	3712 SOLUTIONS CENTER		CHICAGO	IL	60677		9/18/2014	$245,411.00
ERNST & YOUNG LLP	PNC BANK C/O ERNST & YOUNG US LLP	3712 SOLUTIONS CENTER		CHICAGO	IL	60677		8/21/2014	$64,000.00
ERNST & YOUNG LLP	PNC BANK C/O ERNST & YOUNG US LLP	3712 SOLUTIONS CENTER		CHICAGO	IL	60677		8/14/2014	$22,718.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		11/5/2014	$1,245.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		10/23/2014	$3,096.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		10/9/2014	$548.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		9/25/2014	$1,351.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		9/18/2014	$4,248.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		9/11/2014	$4,385.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		9/4/2014	$3,617.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		8/28/2014	$1,589.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		8/21/2014	$6,626.00
EUROFINS LANCASTER LABORATORIES	DEPT. #1999	P.O. BOX 11407		BIRMINGHAM	AL	35246		8/14/2014	$5,347.00
EUROPEAN MEDICINES AGENCY	CANARY WHARF	30 CHURCHILL PLACE		CANARY WHARF	LONDON	E145EU	UNITED KINGDOM	11/4/2014	$26,554.50
EUROPEAN MEDICINES AGENCY	CANARY WHARF	30 CHURCHILL PLACE		CANARY WHARF	LONDON	E145EU	UNITED KINGDOM	10/10/2014	$136,671.65
EUROPEAN SOCIETY FOR MEDICAL ONCOLOGY	CH6962 VIGANELLOLUGANO						SWITZERLAND	8/29/2014	$9,353.34
EVOLUTION MARKETING RESEARCH, LLC	DUBLIN HALL STE 220	1777 SENTRY PARK WEST		BLUE BELL	PA	19422		10/2/2014	$32,989.00
EVOLUTION MARKETING RESEARCH, LLC	DUBLIN HALL STE 220	1777 SENTRY PARK WEST		BLUE BELL	PA	19422		9/11/2014	$164,367.00
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		11/5/2014	$3,096.00
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		10/23/2014	$172.00
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		10/16/2014	$7,189.60
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		10/9/2014	$4,059.20
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		10/2/2014	$2,752.00
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		9/25/2014	$2,270.40
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		9/18/2014	$2,752.00
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		9/11/2014	$5,555.65
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		8/28/2014	$2,881.11
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		8/21/2014	$2,752.00
EXPERIS US, INC.	PO BOX 905378			CHARLOTTE	NC	28290		8/14/2014	$3,113.52
EXPRESSION ANALYSIS, INC.	4324 SOUTH ALSTON AVE. SUITE 101			DURHAM	NC	27713		9/18/2014	$15,830.00
FACILITATE, LTD	2830 ROBERT ST			BRIGHTON		BN1 4AH	UNITED KINGDOM	11/6/2014	$40,126.00

10 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
FALLON MEDICA, LLC	620 SHREWSBURY AVE			TINTON FALLS	NJ	07701		10/23/2014	$425,431.87
FALLON MEDICA, LLC	620 SHREWSBURY AVE			TINTON FALLS	NJ	07701		10/2/2014	$38,021.88
FALLON MEDICA, LLC	620 SHREWSBURY AVE			TINTON FALLS	NJ	07701		8/14/2014	$131,016.25
FEDEX	PO BOX 94515			PALATINE	IL	60094		10/29/2014	$2,739.72
FEDEX	PO BOX 94515			PALATINE	IL	60094		10/23/2014	$9,704.67
FEDEX	PO BOX 94515			PALATINE	IL	60094		10/16/2014	$4,953.02
FEDEX	PO BOX 94515			PALATINE	IL	60094		10/9/2014	$2,532.87
FEDEX	PO BOX 94515			PALATINE	IL	60094		10/2/2014	$5,003.08
FEDEX	PO BOX 94515			PALATINE	IL	60094		9/25/2014	$5,350.35
FEDEX	PO BOX 94515			PALATINE	IL	60094		9/18/2014	$4,176.56
FEDEX	PO BOX 94515			PALATINE	IL	60094		9/11/2014	$6,589.66
FEDEX	PO BOX 94515			PALATINE	IL	60094		9/4/2014	$7,950.21
FEDEX	PO BOX 94515			PALATINE	IL	60094		8/28/2014	$1,821.95
FEDEX	PO BOX 94515			PALATINE	IL	60094		8/21/2014	$14,817.32
FEDEX CUSTOM CRITICAL	PO BOX 371627			PITTSBURGH	PA	15251		11/5/2014	$3,246.52
FEDEX CUSTOM CRITICAL	PO BOX 371627			PITTSBURGH	PA	15251		10/23/2014	$2,365.86
FEDEX CUSTOM CRITICAL	PO BOX 371627			PITTSBURGH	PA	15251		10/16/2014	$13,776.43
FEDEX CUSTOM CRITICAL	PO BOX 371627			PITTSBURGH	PA	15251		10/2/2014	$7,198.44
FEDEX CUSTOM CRITICAL	PO BOX 371627			PITTSBURGH	PA	15251		9/25/2014	$5,207.51
FEMRITE AND ASSOCIATES, LLC	W7071 RIMROCK LANE			GREENVILLE	WI	54942		11/7/2014	$24,556.32
FEMRITE AND ASSOCIATES, LLC	W7071 RIMROCK LANE			GREENVILLE	WI	54942		11/4/2014	$21,080.00
FEMRITE AND ASSOCIATES, LLC	W7071 RIMROCK LANE			GREENVILLE	WI	54942		10/30/2014	$4,222.47
FEMRITE AND ASSOCIATES, LLC	W7071 RIMROCK LANE			GREENVILLE	WI	54942		10/2/2014	$23,920.80
FEMRITE AND ASSOCIATES, LLC	W7071 RIMROCK LANE			GREENVILLE	WI	54942		8/21/2014	$21,058.56
FEMRITE AND ASSOCIATES, LLC	W7071 RIMROCK LANE			GREENVILLE	WI	54942		8/14/2014	$820.00
FENWAL INC	26762 NETWORK PLACE			CHICAGO	IL	60673		10/30/2014	$380,666.24
FENWAL INC	26762 NETWORK PLACE			CHICAGO	IL	60673		9/25/2014	$51,021.12
FENWAL INC	26762 NETWORK PLACE			CHICAGO	IL	60673		9/18/2014	$99,622.84
FENWAL INC	26762 NETWORK PLACE			CHICAGO	IL	60673		9/11/2014	$75,439.03
FENWAL INC	26762 NETWORK PLACE			CHICAGO	IL	60673		8/21/2014	$19,491.43
FENWAL INC	26762 NETWORK PLACE			CHICAGO	IL	60673		8/14/2014	$9,745.71
FERGUSON STRATEGIES LLC	801 PENNSYLVANIA AVE NW STE 230			WASHINGTON	DC	20004		10/30/2014	$15,000.00
FERGUSON STRATEGIES LLC	801 PENNSYLVANIA AVE NW STE 230			WASHINGTON	DC	20004		9/25/2014	$15,000.00
FERGUSON STRATEGIES LLC	801 PENNSYLVANIA AVE NW STE 230			WASHINGTON	DC	20004		8/28/2014	$15,000.00
FIFTH STREET PROPERTIES LLC	515 S. FLOWER STREET, 32ND FLOOR			LOS ANGELES	CA	90071		10/23/2014	$356,294.12
FIFTH STREET PROPERTIES LLC	515 S. FLOWER STREET, 32ND FLOOR			LOS ANGELES	CA	90071		9/25/2014	$346,947.60
FIFTH STREET PROPERTIES LLC	515 S. FLOWER STREET, 32ND FLOOR			LOS ANGELES	CA	90071		9/11/2014	$9,952.04
FIFTH STREET PROPERTIES LLC	515 S. FLOWER STREET, 32ND FLOOR			LOS ANGELES	CA	90071		8/28/2014	$346,947.60
FIFTH STREET PROPERTIES LLC	515 S. FLOWER STREET, 32ND FLOOR			LOS ANGELES	CA	90071		8/21/2014	$10,999.66
FIRST CLASS VENDING INC.	6875 SUVA ST			BELL GARDENS	CA	90201		11/6/2014	$6,134.16
FIRST CLASS VENDING INC.	6875 SUVA ST			BELL GARDENS	CA	90201		10/30/2014	$2,220.58
FIRST CLASS VENDING INC.	6875 SUVA ST			BELL GARDENS	CA	90201		10/23/2014	$2,556.53
FIRST CLASS VENDING INC.	6875 SUVA ST			BELL GARDENS	CA	90201		9/25/2014	$2,652.54
FIRST CLASS VENDING INC.	6875 SUVA ST			BELL GARDENS	CA	90201		9/18/2014	$2,616.38
FIRST CLASS VENDING INC.	6875 SUVA ST			BELL GARDENS	CA	90201		8/28/2014	$1,203.47
FIRST CLASS VENDING INC.	6875 SUVA ST			BELL GARDENS	CA	90201		8/21/2014	$1,075.90
FIRST CLASS VENDING INC.	6875 SUVA ST			BELL GARDENS	CA	90201		8/14/2014	$1,075.31
FISHER BIOSERVICES INC	PO BOX 418395			BOSTON	MA	02241		11/5/2014	$14,099.72
FISHER BIOSERVICES INC	PO BOX 418395			BOSTON	MA	02241		10/16/2014	$12,085.32
FISHER BIOSERVICES INC	PO BOX 418395			BOSTON	MA	02241		9/18/2014	$1,533.64
FISHER BIOSERVICES INC	PO BOX 418395			BOSTON	MA	02241		9/11/2014	$10,551.68
FISHER BIOSERVICES INC	PO BOX 418395			BOSTON	MA	02241		8/21/2014	$1,533.64
FISHER BIOSERVICES INC	PO BOX 418395			BOSTON	MA	02241		8/14/2014	$10,551.68
FISHER CLINICAL SERVICES, INC	13741 COLLECTIONS CENTER DR			CHICAGO	IL	60693		11/4/2014	$8,848.64
FISHER CLINICAL SERVICES, INC	13741 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/9/2014	$8,100.86
FISHER CLINICAL SERVICES, INC	13741 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/11/2014	$5,737.01
FISHER CLINICAL SERVICES, INC	13741 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/4/2014	$1,795.00
FISHER CLINICAL SERVICES, INC	13741 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/14/2014	$5,962.27
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		11/5/2014	$78.97
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		10/30/2014	$8,558.20
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		10/23/2014	$605.02

11 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		10/23/2014	$93.65
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		10/16/2014	$1,608.70
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		10/16/2014	$4,129.76
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		10/9/2014	$1,093.26
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		10/2/2014	$1,093.60
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		10/2/2014	$538.20
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		10/2/2014	$811.54
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		9/25/2014	$2,269.96
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		9/25/2014	$3,743.79
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		9/18/2014	$229.25
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		9/18/2014	$8,021.44
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		9/11/2014	$158.25
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		9/4/2014	$431.76
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		9/4/2014	$1,003.42
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		8/28/2014	$468.64
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		8/14/2014	$787.75
FISHER SCIENTIFIC	ACCT# 713614004	13551 COLLECTIONS CTR DR.		CHICAGO	IL	60693		8/14/2014	$529.65
FLORIDA CANCER SPECIALISTS, PL	4371 VERONICA S. SHOEMAKER BLVD			FORT MYERS	FL	33916		10/23/2014	$1,500.00
FLORIDA CANCER SPECIALISTS, PL	4371 VERONICA S. SHOEMAKER BLVD			FORT MYERS	FL	33916		10/16/2014	$5,000.00
FOOD AND DRUG ADMINISTRATION	PO BOX 979107			ST. LOUIS	MO	63197		9/18/2014	$1,248,770.00
FRESENIUS MEDICAL CARE	250 EAST DAY ROAD	SUITE 300		MISHAWAKA	IN	46545		11/4/2014	$5,600.00
FRESENIUS MEDICAL CARE	250 EAST DAY ROAD	SUITE 300		MISHAWAKA	IN	46545		10/23/2014	$9,800.00
FRESHFIELDS BRUCKHAUS DERINGER	HOHE BLEICHEN 7			HAMBURG		20354		11/7/2014	$848.68
FRESHFIELDS BRUCKHAUS DERINGER	HOHE BLEICHEN 7			HAMBURG		20354		10/10/2014	$307.07
FRESHFIELDS BRUCKHAUS DERINGER	HOHE BLEICHEN 7			HAMBURG		20354		8/29/2014	$6,494.86
FUJIFILM DIOSYNTH BIOTECHNOLOGIES U.S.A., INC.	DEPT CH 16878			PALATINE	IL	60055		11/6/2014	$0.00
FUJIFILM DIOSYNTH BIOTECHNOLOGIES U.S.A., INC.	DEPT CH 16878			PALATINE	IL	60055		10/31/2014	$19,414,642.00
FUJIFILM DIOSYNTH BIOTECHNOLOGIES U.S.A., INC.	DEPT CH 16878			PALATINE	IL	60055		8/28/2014	$8,738.00
FULTON COUNTY TAX COMMISSIONER	PO BOX 105052			ATLANTA	GA	30348-5052		10/9/2014	$442,650.71
GAS COMPANY	SOUTHERN CALIFORNIA GAS COMPANY	PO BOX C		MONT PK	CA	91756		10/29/2014	$16,565.06
GAS COMPANY	SOUTHERN CALIFORNIA GAS COMPANY	PO BOX C		MONT PK	CA	91756		10/2/2014	$17,881.47
GAS COMPANY	SOUTHERN CALIFORNIA GAS COMPANY	PO BOX C		MONT PK	CA	91756		8/28/2014	$18,304.67
GE ANALYTICAL INSTRUMENTS	13256 COLLECTIONS CTR DR			CHICAGO	IL	60693		10/23/2014	$6,209.16
GE ANALYTICAL INSTRUMENTS	13256 COLLECTIONS CTR DR			CHICAGO	IL	60693		10/9/2014	$61.10
GE ANALYTICAL INSTRUMENTS	13256 COLLECTIONS CTR DR			CHICAGO	IL	60693		9/11/2014	$322.78
GE ANALYTICAL INSTRUMENTS	13256 COLLECTIONS CTR DR			CHICAGO	IL	60693		9/4/2014	$5,037.00
GE ANALYTICAL INSTRUMENTS	13256 COLLECTIONS CTR DR			CHICAGO	IL	60693		8/28/2014	$59.45
GEORGIA DEPARTMENT OF REVENUE PROCESSING CENTER	SALES AND USE TAX	PO BOX 105408		ATLANTA	GA	30348		10/14/2014	$10,322.87
GEORGIA DEPARTMENT OF REVENUE PROCESSING CENTER	SALES AND USE TAX	PO BOX 105408		ATLANTA	GA	30348		9/16/2014	$11,197.21
GEORGIA DEPARTMENT OF REVENUE PROCESSING CENTER	SALES AND USE TAX	PO BOX 105408		ATLANTA	GA	30348		8/15/2014	$13,598.36
GEORGIA NATURAL GAS	P.O. BOX 105445			ATLANTA	GA	30348-5445		10/16/2014	$15,575.02
GEORGIA NATURAL GAS	P.O. BOX 105445			ATLANTA	GA	30348-5445		9/18/2014	$16,152.42
GEORGIA NATURAL GAS	P.O. BOX 105445			ATLANTA	GA	30348-5445		8/14/2014	$17,093.27
GEORGIA POWER	96 ANNEX			ATLANTA	GA	30396		10/15/2014	$93.89
GEORGIA POWER	96 ANNEX			ATLANTA	GA	30396		10/10/2014	$85,778.73
GEORGIA POWER	96 ANNEX			ATLANTA	GA	30396		9/17/2014	$74.61
GEORGIA POWER	96 ANNEX			ATLANTA	GA	30396		9/16/2014	$48.60
GEORGIA POWER	96 ANNEX			ATLANTA	GA	30396		9/11/2014	$98,638.08
GEORGIA POWER	96 ANNEX			ATLANTA	GA	30396		8/14/2014	$80.89
GIFTCERTIFICATES.COM	11510 BLONDO ST #103			OMAHA	NE	68164		11/5/2014	$4,384.30
GIFTCERTIFICATES.COM	11510 BLONDO ST #103			OMAHA	NE	68164		10/2/2014	$3,042.15
GIFTCERTIFICATES.COM	11510 BLONDO ST #103			OMAHA	NE	68164		9/4/2014	$785.70
GINGER KNIGHT, CPA	7749 44TH AVE NE			SEATTLE	WA	98115		11/5/2014	$3,995.00
GINGER KNIGHT, CPA	7749 44TH AVE NE			SEATTLE	WA	98115		10/23/2014	$9,180.00

12 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
GINGER KNIGHT, CPA	7749 44TH AVE NE			SEATTLE	WA	98115		10/16/2014	$6,205.00
GINGER KNIGHT, CPA	7749 44TH AVE NE			SEATTLE	WA	98115		9/25/2014	$5,652.50
GINGER KNIGHT, CPA	7749 44TH AVE NE			SEATTLE	WA	98115		8/28/2014	$10,795.00
GLENN BARLETT CONSULTING SERVICES, LLC.	34 WILSON AVE			ENGLISHTOWN	NJ	07726		10/29/2014	$825.00
GLENN BARLETT CONSULTING SERVICES, LLC.	34 WILSON AVE			ENGLISHTOWN	NJ	07726		10/16/2014	$9,600.00
GLOBAL EXPERIENCE SPECIALISTS, INC.	BANK OF AMERICA	PO BOX 96174		CHICAGO	IL	60693		8/14/2014	$107,050.27
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		11/5/2014	$4,460.52
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		10/30/2014	$208.33
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		10/23/2014	$1,393.16
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		10/16/2014	$4,573.26
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		10/9/2014	$1,361.55
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		10/2/2014	$3,633.18
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		9/25/2014	$1,391.20
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		9/18/2014	$3,784.11
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		9/11/2014	$3,478.78
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		9/4/2014	$2,836.33
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		8/28/2014	$2,090.56
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		8/21/2014	$944.58
GRAINGER INC	PO BOX 419267	DEPT 753851035956		KANSAS CITY	MO	64141		8/14/2014	$952.98
GROUP SERVICES FOR AMERICA'S BLOOD CENTERS	C/O BLOOD CENTERS OF AMERICA	PO BOX 845732		BOSTON	MA	02284		10/31/2014	$54,200.00
GU RESEARCH NETWORK LLC	LYNDSAY MORTON	17607 GOLD PLAZA		OMAHA	NE	68130		10/2/2014	$11,578.00
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		11/5/2014	$6,470.24
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		11/5/2014	$12,669.36
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/30/2014	$12,785.28
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/30/2014	$6,733.04
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/23/2014	$6,369.52
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/23/2014	$18,555.75
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/16/2014	$6,482.88
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/16/2014	$7,259.92
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/9/2014	$19,966.64
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/9/2014	$6,733.04
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/2/2014	$6,501.76
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		10/2/2014	$10,893.60
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		9/25/2014	$15,043.92
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		9/25/2014	$6,501.76
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		9/18/2014	$12,738.32
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		9/18/2014	$6,970.88
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		9/11/2014	$17,789.60
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		9/11/2014	$6,520.72
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		9/4/2014	$15,043.92
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		9/4/2014	$6,501.84
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		8/28/2014	$20,014.12
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		8/28/2014	$6,501.84
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		8/21/2014	$7,021.12
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		8/21/2014	$18,087.52
GUARDSMARK INC	PO BOX 11407			BIRMINGHAM	AL	35246		8/14/2014	$6,501.84
H. LEE MOFFITT CANCER CENTER	MRC4 RES ADMIN	12902 MAGNOLIA DR		TAMPA	FL	33612		9/11/2014	$11,500.00
H. LEE MOFFITT CANCER CENTER	MRC4 RES ADMIN	12902 MAGNOLIA DR		TAMPA	FL	33612		9/4/2014	$16,485.00
HAYMARKET MEDIA INC.	114 WEST 26TH ST 4TH FLOOR			NEW YORK	NY	10001		11/5/2014	$30,000.00
HEALTH POLICY STRATEGIES, INC.	JAYSON SLOTNIK	8100 SPLIT OAK DR		BETHESDA	MD	20817		10/30/2014	$9,810.00
HEALTH RESEARCH INC. ROSWELL PARK DIVISION	ATTN: JOHN T. BLANDINO	MS		BUFFALO	NY	14263		11/5/2014	$35,864.20
HEALTH RESEARCH INC. ROSWELL PARK DIVISION	ATTN: JOHN T. BLANDINO	MS		BUFFALO	NY	14263		11/5/2014	$42,608.85
HELEN KIM	6719 SILENT CREEK AVENUE SE			SNOQUALMIE	WA	98065		11/6/2014	$3,768.75
HELEN KIM	6719 SILENT CREEK AVENUE SE			SNOQUALMIE	WA	98065		10/16/2014	$411.75
HELEN KIM	6719 SILENT CREEK AVENUE SE			SNOQUALMIE	WA	98065		9/25/2014	$1,012.50
HELEN KIM	6719 SILENT CREEK AVENUE SE			SNOQUALMIE	WA	98065		8/28/2014	$5,118.75
HEMACARE CORPORATION	15350 SHERMAN WAY	SUITE 350		VAN NUYS	CA	91406		11/4/2014	$1,800.00
HEMACARE CORPORATION	15350 SHERMAN WAY	SUITE 350		VAN NUYS	CA	91406		10/23/2014	$1,500.00

13 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
HEMACARE CORPORATION	15350 SHERMAN WAY	SUITE 350		VAN NUYS	CA	91406		10/16/2014	$3,000.00
HEMACARE CORPORATION	15350 SHERMAN WAY	SUITE 350		VAN NUYS	CA	91406		10/9/2014	$13,500.00
HEMACARE CORPORATION	15350 SHERMAN WAY	SUITE 350		VAN NUYS	CA	91406		9/18/2014	$6,000.00
HEMACARE CORPORATION	15350 SHERMAN WAY	SUITE 350		VAN NUYS	CA	91406		9/11/2014	$19,750.00
HEMACARE CORPORATION	15350 SHERMAN WAY	SUITE 350		VAN NUYS	CA	91406		8/28/2014	$2,100.00
HEMACARE CORPORATION	15350 SHERMAN WAY	SUITE 350		VAN NUYS	CA	91406		8/21/2014	$26,650.00
HOGAN LOVELLS US LLP	555 THIRTEENTH ST NW			WASHINGTON	DC	20004		11/7/2014	$50,000.00
HOGAN LOVELLS US LLP	555 THIRTEENTH ST NW			WASHINGTON	DC	20004		10/30/2014	$1,370.50
HOGAN LOVELLS US LLP	555 THIRTEENTH ST NW			WASHINGTON	DC	20004		10/2/2014	$2,501.00
HOGAN LOVELLS US LLP	555 THIRTEENTH ST NW			WASHINGTON	DC	20004		9/29/2014	$92,042.40
HOGAN LOVELLS US LLP	555 THIRTEENTH ST NW			WASHINGTON	DC	20004		9/4/2014	$3,392.50
HOSPIRA WORLDWIDE INC	75 REMITTANCE DR	SUITE 6136		CHICAGO	IL	60064		11/6/2014	$9,018.00
HOSPIRA WORLDWIDE INC	75 REMITTANCE DR	SUITE 6136		CHICAGO	IL	60064		10/30/2014	$9,649.26
HOSPIRA WORLDWIDE INC	75 REMITTANCE DR	SUITE 6136		CHICAGO	IL	60064		10/16/2014	$18,036.00
HOSPIRA WORLDWIDE INC	75 REMITTANCE DR	SUITE 6136		CHICAGO	IL	60064		10/9/2014	$0.00
HOSPIRA WORLDWIDE INC	75 REMITTANCE DR	SUITE 6136		CHICAGO	IL	60064		9/11/2014	$9,018.00
HOSPIRA WORLDWIDE INC	75 REMITTANCE DR	SUITE 6136		CHICAGO	IL	60064		9/4/2014	$9,018.00
HOSPIRA WORLDWIDE INC	75 REMITTANCE DR	SUITE 6136		CHICAGO	IL	60064		8/21/2014	$9,018.00
HUNTON & WILLIAMS, LLP.	ATTN: PATRICK ROBSON, ESQ.	200 PARK AVENUE		NEW YORK	NY	10166		11/7/2014	$13,720.57
HUNTON & WILLIAMS, LLP.	ATTN: PATRICK ROBSON, ESQ.	200 PARK AVENUE		NEW YORK	NY	10166		10/30/2014	$10,186.64
HUNTON & WILLIAMS, LLP.	ATTN: PATRICK ROBSON, ESQ.	200 PARK AVENUE		NEW YORK	NY	10166		10/16/2014	$50,000.00
HUNTON & WILLIAMS, LLP.	ATTN: PATRICK ROBSON, ESQ.	200 PARK AVENUE		NEW YORK	NY	10166		9/25/2014	$14,700.64
HUNTON & WILLIAMS, LLP.	ATTN: PATRICK ROBSON, ESQ.	200 PARK AVENUE		NEW YORK	NY	10166		8/21/2014	$68,006.32
INDIANA UNIVERSITY	CLINICAL TRIALS OFFICE	PO BOX 660326		INDIANAPOLIS	IN	46266		10/23/2014	$6,600.00
INDIANA UNIVERSITY	CLINICAL TRIALS OFFICE	PO BOX 660326		INDIANAPOLIS	IN	46266		10/9/2014	$4,210.00
INDIANA UNIVERSITY	CLINICAL TRIALS OFFICE	PO BOX 660326		INDIANAPOLIS	IN	46266		9/4/2014	$3,618.00
INMARK LLC	PO BOX 536888			ATLANTA	GA	30353		9/18/2014	$9,221.46
INSITE QUALITY ASSURANCE, INC.	2205 197TH AVE SE			SAMMAMISH	WA	98075		10/30/2014	$8,307.00
INSITE QUALITY ASSURANCE, INC.	2205 197TH AVE SE			SAMMAMISH	WA	98075		10/9/2014	$2,090.00
INSITE QUALITY ASSURANCE, INC.	2205 197TH AVE SE			SAMMAMISH	WA	98075		9/18/2014	$13,022.78
INTEGRATED SALES AND MARKETING CONSULTANTS, LLC	50 KENZEL AVE			NUTLEY	NJ	07110		10/16/2014	$101,238.00
INTEGRATED SALES AND MARKETING CONSULTANTS, LLC	50 KENZEL AVE			NUTLEY	NJ	07110		10/2/2014	$22,710.00
INTEGRATED SALES AND MARKETING CONSULTANTS, LLC	50 KENZEL AVE			NUTLEY	NJ	07110		9/18/2014	$22,710.00
INTELLISPHERE, LLC	666 PLAINSBORO RD STE 300			PLAINSBORO	NJ	08536		8/21/2014	$49,875.00
INTELLISPHERE, LLC	666 PLAINSBORO RD STE 300			PLAINSBORO	NJ	08536		8/14/2014	$25,000.00
INTERNATIONAL MEDICAL INDUSTRIES INC.	2881 WEST MCNAB RD			POMPANO BEACH	FL	33069		10/16/2014	$1,705.43
INTERNATIONAL MEDICAL INDUSTRIES INC.	2881 WEST MCNAB RD			POMPANO BEACH	FL	33069		8/14/2014	$5,092.32
INTERNATIONAL ONCOLOGY NETWORK	3101 GAYLORD PARKWAY			FRISCO	TX	75034		10/30/2014	$67,500.00
INTERNATIONAL ONCOLOGY NETWORK	3101 GAYLORD PARKWAY			FRISCO	TX	75034		10/29/2014	$8,254.26
INTERNATIONAL ONCOLOGY NETWORK	3101 GAYLORD PARKWAY			FRISCO	TX	75034		10/29/2014	$347,173.86
INTERNATIONAL ONCOLOGY NETWORK	3101 GAYLORD PARKWAY			FRISCO	TX	75034		10/2/2014	$15,000.00
INTERNATIONAL ONCOLOGY NETWORK	3101 GAYLORD PARKWAY			FRISCO	TX	75034		8/28/2014	$30,000.00
INTERNATIONAL ONCOLOGY NETWORK	3101 GAYLORD PARKWAY			FRISCO	TX	75034		8/14/2014	$383,155.78
IPS-INTEGRATED PROJECT SVCS, INC.	ATTN: ACCOUNTS RECEIVABLE	721 ARBOR WAY, SUITE 100		BLUE BELL	PA	19422		10/16/2014	$27,500.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		11/5/2014	$10,150.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		10/30/2014	$4,800.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		10/23/2014	$16,700.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		10/16/2014	$12,350.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		10/9/2014	$43,800.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		10/2/2014	$12,600.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		9/26/2014	$18,150.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		9/18/2014	$12,100.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		9/11/2014	$3,400.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		9/4/2014	$66,650.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		8/28/2014	$30,450.00
ITXM DIAGNOSTICS	FIVE PARKWAY CENTER	875 GREENTREE ROAD		PITTSBURGH	PA	15220		8/14/2014	$2,900.00
JIBE CONSULTING, INC.	5000 MEADOWS ROAD	STE 300		LAKE OSWEGO	OR	97035		11/5/2014	$9,610.00
JIBE CONSULTING, INC.	5000 MEADOWS ROAD	STE 300		LAKE OSWEGO	OR	97035		10/2/2014	$9,610.00

14 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
JIBE CONSULTING, INC.	5000 MEADOWS ROAD	STE 300		LAKE OSWEGO	OR	97035		9/4/2014	$9,610.00
JOHNSON CONTROLS, INC.	PO BOX 730068			DALLAS	TX	75373		10/23/2014	$1,581.12
JOHNSON CONTROLS, INC.	PO BOX 730068			DALLAS	TX	75373		10/16/2014	$1,119.18
JOHNSON CONTROLS, INC.	PO BOX 730068			DALLAS	TX	75373		9/4/2014	$544.35
JOHNSON CONTROLS, INC.	PO BOX 730068			DALLAS	TX	75373		8/21/2014	$5,160.00
KAYE-SMITH	PO BOX 956			RENTON	WA	98057-0956		10/30/2014	$3,457.51
KAYE-SMITH	PO BOX 956			RENTON	WA	98057-0956		10/16/2014	$27,537.30
KAYE-SMITH	PO BOX 956			RENTON	WA	98057-0956		10/2/2014	$3,781.77
KAYE-SMITH	PO BOX 956			RENTON	WA	98057-0956		9/18/2014	$6,487.78
KAYE-SMITH	PO BOX 956			RENTON	WA	98057-0956		9/11/2014	$13,497.23
KAYE-SMITH	PO BOX 956			RENTON	WA	98057-0956		9/4/2014	$11,737.84
KAYE-SMITH	PO BOX 956			RENTON	WA	98057-0956		8/28/2014	$1,089.82
KAYE-SMITH	PO BOX 956			RENTON	WA	98057-0956		8/21/2014	$17,433.49
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		11/5/2014	$470.00
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		10/30/2014	$2,900.00
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		10/16/2014	$1,450.00
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		10/2/2014	$2,900.00
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		9/18/2014	$1,450.00
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		9/11/2014	$5,800.00
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		9/4/2014	$1,450.00
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		8/28/2014	$4,350.00
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		8/21/2014	$2,900.00
KEY BIOLOGICS, LLC	1256 UNION AVE	SUITE 200		MEMPHIS	TN	38104		8/14/2014	$7,250.00
KIBBLE & PRENTICE INC	PO BOX 3716			NORFOLK	VA	23514		10/9/2014	$35,000.00
KILPATRICK TOWNSEND & STOCKTON LLP	DEPT #34542	P.O. BOX 39000		SAN FRANCISCO	CA	94139		11/7/2014	$17,121.50
KILPATRICK TOWNSEND & STOCKTON LLP	DEPT #34542	P.O. BOX 39000		SAN FRANCISCO	CA	94139		11/6/2014	$16,468.59
KILPATRICK TOWNSEND & STOCKTON LLP	DEPT #34542	P.O. BOX 39000		SAN FRANCISCO	CA	94139		10/23/2014	$8,469.50
KILPATRICK TOWNSEND & STOCKTON LLP	DEPT #34542	P.O. BOX 39000		SAN FRANCISCO	CA	94139		10/9/2014	$2,150.80
KILPATRICK TOWNSEND & STOCKTON LLP	DEPT #34542	P.O. BOX 39000		SAN FRANCISCO	CA	94139		9/18/2014	$588.95
KILPATRICK TOWNSEND & STOCKTON LLP	DEPT #34542	P.O. BOX 39000		SAN FRANCISCO	CA	94139		9/11/2014	$3,433.50
KILPATRICK TOWNSEND & STOCKTON LLP	DEPT #34542	P.O. BOX 39000		SAN FRANCISCO	CA	94139		8/28/2014	$205.50
KILPATRICK TOWNSEND & STOCKTON LLP	DEPT #34542	P.O. BOX 39000		SAN FRANCISCO	CA	94139		8/21/2014	$3,604.26
KING & SPALDING, LLP	PO BOX 116133			ATLANTA	GA	30368		10/30/2014	$3,182.93
KING & SPALDING, LLP	PO BOX 116133			ATLANTA	GA	30368		10/9/2014	$7,485.65
KING & SPALDING, LLP	PO BOX 116133			ATLANTA	GA	30368		8/28/2014	$3,037.49
KING COUNTY TREASURY	KING COUNTY STATE OF WA	RM 600 500 FOURTH AVE		SEATTLE	WA	98104		10/9/2014	$185,696.63
KINSALE HOLDINGS, INC	475 SANSOME ST	SUITE 700		SAN FRANCISCO	CA	94111		10/16/2014	$14,536.04
KINSALE HOLDINGS, INC	475 SANSOME ST	SUITE 700		SAN FRANCISCO	CA	94111		10/9/2014	$7,377.24
KINSALE HOLDINGS, INC	475 SANSOME ST	SUITE 700		SAN FRANCISCO	CA	94111		9/25/2014	$4,500.00
KINSALE HOLDINGS, INC	475 SANSOME ST	SUITE 700		SAN FRANCISCO	CA	94111		9/11/2014	$5,400.00
KINSALE HOLDINGS, INC	475 SANSOME ST	SUITE 700		SAN FRANCISCO	CA	94111		9/4/2014	$1,700.00
KINSALE HOLDINGS, INC	475 SANSOME ST	SUITE 700		SAN FRANCISCO	CA	94111		8/28/2014	$2,000.00
KNOWLEDGEPOINT360 GROUP LIMITED	VICTORIA MILL	WINDMILL ST		MACCLESFIELD	CHESHIRE EAST	SK11 7HQ	UNITED KINGDOM	11/6/2014	$37,321.49
KNOWLEDGEPOINT360 GROUP LIMITED	VICTORIA MILL	WINDMILL ST		MACCLESFIELD	CHESHIRE EAST	SK11 7HQ	UNITED KINGDOM	9/26/2014	$42,020.88
KNOWLEDGEPOINT360 GROUP LIMITED	VICTORIA MILL	WINDMILL ST		MACCLESFIELD	CHESHIRE EAST	SK11 7HQ	UNITED KINGDOM	9/5/2014	$3,284.33
KORN/FERRY INTERNATIONAL	NW 5064	PO BOX 1450		MINNEAPOLIS	MN	55485		10/30/2014	$221.00
KORN/FERRY INTERNATIONAL	NW 5064	PO BOX 1450		MINNEAPOLIS	MN	55485		8/14/2014	$112,000.00
KURT MILLER	LANGENDREESCH 29	14532 KLEINMACHNOW		KLEINMACHNOW		14532	BERLIN	11/4/2014	$1,517.52
KURT MILLER	LANGENDREESCH 29	14532 KLEINMACHNOW		KLEINMACHNOW		14532	BERLIN	9/26/2014	$5,784.30
LABORATORY CORPORATION OF AMERICA HOLDINGS	PO BOX 12140			BURLINGTON	NC	27216		10/16/2014	$16,779.00
LABORATORY CORPORATION OF AMERICA HOLDINGS	PO BOX 12140			BURLINGTON	NC	27216		9/25/2014	$105.75
LABORATORY CORPORATION OF AMERICA HOLDINGS	PO BOX 12140			BURLINGTON	NC	27216		8/28/2014	$7,560.00
LARGE UROLOGY GROUP PRACTICE ASSOCIATION	TWO WOODFIELD LAKE	1100 E. WOODFIELD ROAD		SCHAUMBURG	IL	60173		10/29/2014	$2,200.00
LARGE UROLOGY GROUP PRACTICE ASSOCIATION	TWO WOODFIELD LAKE	1100 E. WOODFIELD ROAD		SCHAUMBURG	IL	60173		9/25/2014	$5,000.00
LASH GROUP, INC.	12679 COLLECTIONS CENTER DR			CHICAGO	IL	60693		11/7/2014	$350,000.00
LASH GROUP, INC.	12679 COLLECTIONS CENTER DR			CHICAGO	IL	60693		11/4/2014	$263,152.14

15 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
LASH GROUP, INC.	12679 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/16/2014	$25,000.00
LASH GROUP, INC.	12679 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/9/2014	$263,152.14
LASH GROUP, INC.	12679 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/11/2014	$253,152.14
LAUREN HARSHMAN	159 SAINT BOTOLPH ST. APT#4			BOSTON	MA	02115		11/7/2014	$4,093.30
LAUREN HARSHMAN	159 SAINT BOTOLPH ST. APT#4			BOSTON	MA	02115		10/29/2014	$4,093.30
LEE HECHT HARRISON	DEPT CH #10544			PALATINE	IL	60055		10/23/2014	$3,500.00
LEE HECHT HARRISON	DEPT CH #10544			PALATINE	IL	60055		9/18/2014	$5,250.00
LEE HECHT HARRISON	DEPT CH #10544			PALATINE	IL	60055		8/28/2014	$4,900.00
LIFE STREAM	ATTN: ACCOUTS RECEIVABLE	PO BOX 1429		SAN BERNARDINO	CA	92402		10/23/2014	$7,675.00
LIFE STREAM	ATTN: ACCOUTS RECEIVABLE	PO BOX 1429		SAN BERNARDINO	CA	92402		9/25/2014	$3,280.00
LIFE STREAM	ATTN: ACCOUTS RECEIVABLE	PO BOX 1429		SAN BERNARDINO	CA	92402		8/28/2014	$5,860.00
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		10/29/2014	$4,904.30
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		10/16/2014	$121,802.11
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		10/9/2014	$3,976.67
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		10/2/2014	$3,672.52
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		9/25/2014	$613.40
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		9/18/2014	$512.96
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		9/11/2014	$4,346.56
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		9/4/2014	$831.26
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		8/28/2014	$6,309.33
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		8/21/2014	$48,066.83
LIFE TECHNOLOGIES CORPORATION	C/O BANK OF AMERICA	12088 COLLECTION CENTER DR		CHICAGO	IL	60693		8/14/2014	$14,997.29
LIFOAM INDUSTRIES, LLC	P.O. BOX #823426			PHILADELPHIA	PA	19182		11/5/2014	$1,383.15
LIFOAM INDUSTRIES, LLC	P.O. BOX #823426			PHILADELPHIA	PA	19182		10/30/2014	$963.76
LIFOAM INDUSTRIES, LLC	P.O. BOX #823426			PHILADELPHIA	PA	19182		9/18/2014	$4,189.16
LIFOAM INDUSTRIES, LLC	P.O. BOX #823426			PHILADELPHIA	PA	19182		8/14/2014	$13,097.40
LINKEDIN CORPORATION	62228 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/21/2014	$7,000.00
LIQUENT INC.	62995 COLLECTION CENTER DR			CHICAGO	IL	60693		11/4/2014	$17,413.00
LIQUENT INC.	62995 COLLECTION CENTER DR			CHICAGO	IL	60693		8/21/2014	$250.00
LIZ WILSON CLINICAL RESEARCH INC.	737 WESTWOOD DR			SANTA BARBARA	CA	93109		10/16/2014	$16,490.59
LIZ WILSON CLINICAL RESEARCH INC.	737 WESTWOOD DR			SANTA BARBARA	CA	93109		10/9/2014	$12,536.87
LIZ WILSON CLINICAL RESEARCH INC.	737 WESTWOOD DR			SANTA BARBARA	CA	93109		9/4/2014	$4,387.68
LONZA WALKERSVILLE, INC	12261 COLLECTIONS CENTER DR			CHICAGO	IL	60693		11/6/2014	$17,706.57
LONZA WALKERSVILLE, INC	12261 COLLECTIONS CENTER DR			CHICAGO	IL	60693		11/4/2014	$172.00
LONZA WALKERSVILLE, INC	12261 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/9/2014	$7,800.00
LONZA WALKERSVILLE, INC	12261 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/2/2014	$88.40
LONZA WALKERSVILLE, INC	12261 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/18/2014	$17,717.77
LONZA WALKERSVILLE, INC	12261 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/21/2014	$9,565.94
LTCOOPERS LIMITED LIABILITY COMPANY	324 KELLY DR			NESHANIC STATION	NJ	08853		8/28/2014	$16,000.00
LTCOOPERS LIMITED LIABILITY COMPANY	324 KELLY DR			NESHANIC STATION	NJ	08853		8/21/2014	$9,050.00
M3 MEDIA GROUP INC.	18 WEST AIRY ST 2ND FLOOR			NORRISTOWN	PA	19401		10/16/2014	$75,053.00
M3 MEDIA GROUP INC.	18 WEST AIRY ST 2ND FLOOR			NORRISTOWN	PA	19401		8/28/2014	$2,030.00
MACKENZIE PARTNERS, INC.	105 MADISON AVE			NEW YORK	NY	10016		9/4/2014	$64,715.00
MARTA SCHILLING	29841 WHITE OTTER LN			LAGUNA NIGUEL	CA	92677		9/25/2014	$19,946.92
MATTHEW RASMUSSEN	3732 151ST PLACE SE			BOTHELL	WA	98012		11/5/2014	$5,850.00
MATTHEW RASMUSSEN	3732 151ST PLACE SE			BOTHELL	WA	98012		10/23/2014	$8,325.00
MATTHEW RASMUSSEN	3732 151ST PLACE SE			BOTHELL	WA	98012		10/9/2014	$8,100.00
MATTHEW RASMUSSEN	3732 151ST PLACE SE			BOTHELL	WA	98012		9/25/2014	$7,650.00
MATTHEW RASMUSSEN	3732 151ST PLACE SE			BOTHELL	WA	98012		9/4/2014	$5,962.50
MATTHEW RASMUSSEN	3732 151ST PLACE SE			BOTHELL	WA	98012		8/21/2014	$9,225.00
MAXSAM INC	6947 COAL CREEK PARKWAY SE	#3300		NEWCASTLE	WA	98059		11/5/2014	$49,680.00
MAXSAM INC	6947 COAL CREEK PARKWAY SE	#3300		NEWCASTLE	WA	98059		10/9/2014	$45,360.00
MAXSAM INC	6947 COAL CREEK PARKWAY SE	#3300		NEWCASTLE	WA	98059		10/2/2014	$25,000.00
MAXSAM INC	6947 COAL CREEK PARKWAY SE	#3300		NEWCASTLE	WA	98059		9/11/2014	$39,960.00
MAXSAM INC	6947 COAL CREEK PARKWAY SE	#3300		NEWCASTLE	WA	98059		9/11/2014	$47,520.00
MAXSAM INC	6947 COAL CREEK PARKWAY SE	#3300		NEWCASTLE	WA	98059		9/4/2014	$47,520.00
MAXSAM INC	6947 COAL CREEK PARKWAY SE	#3300		NEWCASTLE	WA	98059		8/14/2014	$50,000.00
MAYO CLINIC	PO BOX 860334			MINNEAPOLIS	MN	55486		10/23/2014	$4,775.00
MAYO CLINIC	PO BOX 860334			MINNEAPOLIS	MN	55486		10/9/2014	$6,832.00
MAYO CLINIC	PO BOX 860334			MINNEAPOLIS	MN	55486		8/21/2014	$4,600.00

16 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
MCKESSON CORPORATION	MCKESSON PLASMA & BIOLOGICS LLC	16578 COLLECTIONS CENTER DR		CHICAGO	IL	60693		10/23/2014	$337,435.00
MCKESSON CORPORATION	MCKESSON PLASMA & BIOLOGICS LLC	16578 COLLECTIONS CENTER DR		CHICAGO	IL	60693		9/26/2014	$682,043.20
MCKESSON CORPORATION	MCKESSON PLASMA & BIOLOGICS LLC	16578 COLLECTIONS CENTER DR		CHICAGO	IL	60693		9/11/2014	$362,390.00
MCKESSON CORPORATION	MCKESSON PLASMA & BIOLOGICS LLC	16578 COLLECTIONS CENTER DR		CHICAGO	IL	60693		8/14/2014	$385,175.00
MEDICAL SEARCH TECHNOLOGIES INC.	400 EAST OGDEN AVENUE			HINSDALE	IL	60521		11/5/2014	$100,000.00
MEDPRO SYSTEMS, LLC	100 STIERLI COURT	SUITE 100		MT. ARLINGTON	NJ	07856		9/4/2014	$48,231.10
METAPLAN, LLC	101 WALL ST			PRINCETON	NJ	08540		10/30/2014	$29,134.81
METAPLAN, LLC	101 WALL ST			PRINCETON	NJ	08540		9/4/2014	$10,000.00
METLIFE AUTO & HOME	PO BOX 85003895			PHILADEPHIA	PA	19178		10/2/2014	$1,532.18
METLIFE AUTO & HOME	PO BOX 85003895			PHILADEPHIA	PA	19178		9/18/2014	$1,635.90
METLIFE AUTO & HOME	PO BOX 85003895			PHILADEPHIA	PA	19178		9/11/2014	$1,618.90
METLIFE AUTO & HOME	PO BOX 85003895			PHILADEPHIA	PA	19178		8/28/2014	$1,609.89
MILLENNIUM COMMUNICATIONS GROUP	DISPLAY WORKS LLC	6489 OAK CANYON		IRVINE	CA	92618		11/5/2014	$276,559.28
MILLENNIUM MEDICAL PUBLISHING, INC.	611 BROADWAY	SUITE 310		NEW YORK	NY	10012		11/6/2014	$50,000.00
MILLENNIUM MEDICAL PUBLISHING, INC.	611 BROADWAY	SUITE 310		NEW YORK	NY	10012		9/4/2014	$50,000.00
MORGAN, LEWIS & BOCKIUS, LLP	1701 MARKET ST			PHILADELPHIA	PA	19103		9/25/2014	$6,918.00
MOUNT SINAI SCHOOL OF MEDICINE	ONE GUSTAVE L. LEVY PLACE	DEPT OF UROLOGY		NEW YORK	NY	10029		10/2/2014	$115,000.00
MOUNT SINAI SCHOOL OF MEDICINE	ONE GUSTAVE L. LEVY PLACE	DEPT OF UROLOGY		NEW YORK	NY	10029		9/18/2014	$1,200.00
MOUNT SINAI SCHOOL OF MEDICINE	ONE GUSTAVE L. LEVY PLACE	DEPT OF UROLOGY		NEW YORK	NY	10029		8/14/2014	$3,578.00
NATIONAL ASSOCIATION OF MANAGED CARE PHYSICIANS	4435 WATERFRONT DR	SUITE 101		GLEN ALLEN	VA	23060		9/25/2014	$10,000.00
NATIONAL ONCOLOGY CONSULTANTS	8228 MAYFIELD RD – SUITE 2A			CHESTERLAND	OH	44026		11/5/2014	$4,000.00
NATIONAL ONCOLOGY CONSULTANTS	8228 MAYFIELD RD – SUITE 2A			CHESTERLAND	OH	44026		9/25/2014	$4,000.00
NATIONAL ONCOLOGY CONSULTANTS	8228 MAYFIELD RD – SUITE 2A			CHESTERLAND	OH	44026		8/21/2014	$4,000.00
NATURE AMERICA, INC	75 VARICK ST 9TH FLOOR			NEW YORK	NY	10013		9/4/2014	$10,000.00
NBD PUBLIC RELATIONS, LLC	1 SHIPLEY COURT			PITTSTOWN	NJ	08867		10/23/2014	$36,720.00
NBD PUBLIC RELATIONS, LLC	1 SHIPLEY COURT			PITTSTOWN	NJ	08867		10/2/2014	$13,455.00
NBD PUBLIC RELATIONS, LLC	1 SHIPLEY COURT			PITTSTOWN	NJ	08867		9/4/2014	$18,450.00
NEW LINK GENETICS CORPORATION	IOWA STATE UNIVERSITY RESEARCH PARK	2503 S. LOOP DR		AMES	IA	50010		8/21/2014	$83,700.48
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		11/5/2014	$27,320.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		10/30/2014	$17,758.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		10/30/2014	$476.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		10/23/2014	$25,954.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		10/16/2014	$19,124.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		10/9/2014	$83,676.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		10/2/2014	$29,360.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		9/26/2014	$24,956.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		9/25/2014	$361.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		9/18/2014	$361.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		9/18/2014	$29,360.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		9/11/2014	$22,020.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		9/4/2014	$29,360.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		8/28/2014	$476.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		8/28/2014	$52,848.00
NEW YORK BLOOD CENTER	PO BOX 9674			UNIONDALE	NY	11553		8/14/2014	$14,680.00
NEW YORK UNIVERSITY SCHOOL OF MEDICINE	BANK OF AMERICA	PO BOX 415026		BOSTON	MA	02241		10/16/2014	$10,998.00
NEW YORK UNIVERSITY SCHOOL OF MEDICINE	BANK OF AMERICA	PO BOX 415026		BOSTON	MA	02241		9/25/2014	$2,420.00
NEW YORK UNIVERSITY SCHOOL OF MEDICINE	BANK OF AMERICA	PO BOX 415026		BOSTON	MA	02241		8/14/2014	$7,124.00
NORTHWEST MEDICAL SPECIALTIES, PLLC	RESEARCH DEPT	1624 SOUTH I ST # 305		TACOMA	WA	98405		9/4/2014	$12,225.00
NOVITEX ENTERPRISE SOLUTIONS, INC.	P.O. BOX 845801			DALLAS	TX	75284		10/23/2014	$15,017.24
NOVITEX ENTERPRISE SOLUTIONS, INC.	P.O. BOX 845801			DALLAS	TX	75284		8/14/2014	$7,508.62
NOVUS BIOLOGICALS LLC	PO BOX 802			LITTLETON	CO	80160		10/16/2014	$4,232.00
NOVUS BIOLOGICALS LLC	PO BOX 802			LITTLETON	CO	80160		10/9/2014	$2,116.00
NOVUS BIOLOGICALS LLC	PO BOX 802			LITTLETON	CO	80160		9/25/2014	$4,277.00
NULLI SECUNDUS INC	401, 1228 KENSINGTON ROAD NW			CALGARY	AB	T2N 3P7	CANADA	10/16/2014	$17,238.00
NULLI SECUNDUS INC	401, 1228 KENSINGTON ROAD NW			CALGARY	AB	T2N 3P7	CANADA	9/25/2014	$24,531.00
NULLI SECUNDUS INC	401, 1228 KENSINGTON ROAD NW			CALGARY	AB	T2N 3P7	CANADA	8/28/2014	$27,514.50

17 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
NUWEST GROUP HOLDINGS, LLC.	P.O. BOX 40285			BELLEVUE	WA	98015		11/6/2014	$55,000.00
NUWEST GROUP HOLDINGS, LLC.	P.O. BOX 40285			BELLEVUE	WA	98015		10/30/2014	$1,331.20
NUWEST GROUP HOLDINGS, LLC.	P.O. BOX 40285			BELLEVUE	WA	98015		10/9/2014	$27,535.42
NUWEST GROUP HOLDINGS, LLC.	P.O. BOX 40285			BELLEVUE	WA	98015		9/18/2014	$2,732.60
NUWEST GROUP HOLDINGS, LLC.	P.O. BOX 40285			BELLEVUE	WA	98015		9/11/2014	$35,798.16
NUWEST GROUP HOLDINGS, LLC.	P.O. BOX 40285			BELLEVUE	WA	98015		9/4/2014	$804.60
NUWEST GROUP HOLDINGS, LLC.	P.O. BOX 40285			BELLEVUE	WA	98015		8/28/2014	$8,731.74
NUWEST GROUP HOLDINGS, LLC.	P.O. BOX 40285			BELLEVUE	WA	98015		8/21/2014	$38,275.39
OAG AVIATION WORLDWIDE LLC	24336 NETWORK PLACE			CHICAGO	IL	60673		10/30/2014	$3,250.00
OAG AVIATION WORLDWIDE LLC	24336 NETWORK PLACE			CHICAGO	IL	60673		9/25/2014	$3,250.00
OAG AVIATION WORLDWIDE LLC	24336 NETWORK PLACE			CHICAGO	IL	60673		8/28/2014	$3,250.00
ONCOLOGY SUPPLY	2801 HORACE SHEPARD DR			DOTHAN	AL	36303		11/7/2014	$150,000.00
ONCOLOGY SUPPLY	2801 HORACE SHEPARD DR			DOTHAN	AL	36303		10/23/2014	$87,652.50
ONCOLOGY SUPPLY	2801 HORACE SHEPARD DR			DOTHAN	AL	36303		9/11/2014	$125,937.50
ONCOLOGY SUPPLY	2801 HORACE SHEPARD DR			DOTHAN	AL	36303		8/21/2014	$117,877.50
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		11/5/2014	$18,850.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		10/30/2014	$23,200.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		10/23/2014	$41,250.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		10/16/2014	$18,850.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		10/9/2014	$40,600.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		10/2/2014	$7,250.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		9/26/2014	$13,050.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		9/18/2014	$15,000.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		9/11/2014	$11,600.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		9/4/2014	$15,950.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		8/28/2014	$21,350.00
ONEBLOOD, INC	PO BOX 628342			ORLANDO	FL	32862		8/14/2014	$2,900.00
ONLINE BUSINESS APPLICATIONS, INC	9018 HERITAGE PARKWAY STE 600			WOODRIDGE	IL	60517		10/23/2014	$1,901.00
ONLINE BUSINESS APPLICATIONS, INC	9018 HERITAGE PARKWAY STE 600			WOODRIDGE	IL	60517		9/25/2014	$1,901.00
ONLINE BUSINESS APPLICATIONS, INC	9018 HERITAGE PARKWAY STE 600			WOODRIDGE	IL	60517		8/14/2014	$3,802.00
ONMARK, INC.	16360 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/29/2014	$191,085.94
ONMARK, INC.	16360 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/14/2014	$261,725.68
ONPOINT ONCOLOGY, INC.	3006 PINE TRAIL CIRCLE			HUDSON	OH	44236		10/2/2014	$56,250.00
OPTIMUM LIGHTPATH	CABLEVISION LIGHTPATH.	PO BOX 360111		PITTSBURGH	PA	15251		11/5/2014	$129.68
OPTIMUM LIGHTPATH	CABLEVISION LIGHTPATH.	PO BOX 360111		PITTSBURGH	PA	15251		10/30/2014	$4,170.00
OPTIMUM LIGHTPATH	CABLEVISION LIGHTPATH.	PO BOX 360111		PITTSBURGH	PA	15251		9/25/2014	$4,170.00
OPTIMUM LIGHTPATH	CABLEVISION LIGHTPATH.	PO BOX 360111		PITTSBURGH	PA	15251		8/28/2014	$4,170.00
ORACLE AMERICA INC.	PO BOX 44471			SAN FRANCISCO	CA	94144		10/23/2014	$32,855.04
ORACLE AMERICA INC.	PO BOX 44471			SAN FRANCISCO	CA	94144		9/25/2014	$118,483.73
ORACLE AMERICA INC.	PO BOX 44471			SAN FRANCISCO	CA	94144		8/14/2014	$36,505.60
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE		SPRINGFIELD	OR	97477		11/7/2014	$14,000.00
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE		SPRINGFIELD	OR	97477		10/23/2014	$360.00
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE		SPRINGFIELD	OR	97477		10/23/2014	$11,000.00
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE		SPRINGFIELD	OR	97477		9/25/2014	$720.00
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE		SPRINGFIELD	OR	97477		9/25/2014	$7,500.00
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE		SPRINGFIELD	OR	97477		9/4/2014	$720.00
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE		SPRINGFIELD	OR	97477		8/28/2014	$9,000.00
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE		SPRINGFIELD	OR	97477		8/21/2014	$7,397.73
OREGON UROLOGY INSTITUE, P.C.	DIVISION OF CLINICAL RESEARCH	2400 HARTMAN LANE		SPRINGFIELD	OR	97477		8/14/2014	$449.32
ORIGENE TECHNOLOGIES INC	PO BOX 100963			ATLANTA	GA	30384		10/16/2014	$7,506.23
OSI CONSULTING, INC.	5950 CANOGA AVE. #300			WOODLAND HILLS	CA	91367		10/16/2014	$5,400.00
OSI CONSULTING, INC.	5950 CANOGA AVE. #300			WOODLAND HILLS	CA	91367		10/2/2014	$20,520.00
OSI CONSULTING, INC.	5950 CANOGA AVE. #300			WOODLAND HILLS	CA	91367		9/4/2014	$31,320.00
P.L. HAWN COMPANY, INC.	7411 LORGE CIRCLE			HUNTINGTON BEACH	CA	92647		9/18/2014	$10,151.04
P.L. HAWN COMPANY, INC.	7411 LORGE CIRCLE			HUNTINGTON BEACH	CA	92647		9/11/2014	$986.30
P.L. HAWN COMPANY, INC.	7411 LORGE CIRCLE			HUNTINGTON BEACH	CA	92647		8/28/2014	$5,586.08
P.L. HAWN COMPANY, INC.	7411 LORGE CIRCLE			HUNTINGTON BEACH	CA	92647		8/21/2014	$7,887.60
P4 HEALTHCARE, LLC	25386 NETWORK PLACE			CHICAGO	IL	60673		10/23/2014	$41,666.67
PACIFIC OFFICE AUTOMATION (OR)	14747 NW GREENBRIER PKWY			BEAVERTON	OR	97006		10/29/2014	$1,500.44
PACIFIC OFFICE AUTOMATION (OR)	14747 NW GREENBRIER PKWY			BEAVERTON	OR	97006		9/25/2014	$877.83
PACIFIC OFFICE AUTOMATION (OR)	14747 NW GREENBRIER PKWY			BEAVERTON	OR	97006		9/18/2014	$3,913.92

18 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
PACIFIC OFFICE AUTOMATION (OR)	14747 NW GREENBRIER PKWY			BEAVERTON	OR	97006		9/11/2014	$32.39
PACIFIC OFFICE AUTOMATION (OR)	14747 NW GREENBRIER PKWY			BEAVERTON	OR	97006		9/4/2014	$1,492.08
PACIFIC OFFICE AUTOMATION (OR)	14747 NW GREENBRIER PKWY			BEAVERTON	OR	97006		8/28/2014	$627.77
PACIFIC OFFICE AUTOMATION INC (CA)	PO BOX 310010273			PASADENA	CA	91110		10/23/2014	$45.46
PACIFIC OFFICE AUTOMATION INC (CA)	PO BOX 310010273			PASADENA	CA	91110		10/16/2014	$6,591.90
PACIFIC OFFICE AUTOMATION INC (CA)	PO BOX 310010273			PASADENA	CA	91110		10/9/2014	$8,183.98
PACIFIC OFFICE AUTOMATION INC (CA)	PO BOX 310010273			PASADENA	CA	91110		9/18/2014	$131.40
PACIFIC OFFICE AUTOMATION INC (CA)	PO BOX 310010273			PASADENA	CA	91110		9/11/2014	$6,460.50
PACIFIC OFFICE AUTOMATION INC (CA)	PO BOX 310010273			PASADENA	CA	91110		9/4/2014	$8,183.98
PACIFIC OFFICE AUTOMATION INC (CA)	PO BOX 310010273			PASADENA	CA	91110		8/28/2014	$413.33
PAREXEL INTERNATIONAL, LLC	9268 PAYSPHERE CIRCLE			CHICAGO	IL	60674		10/2/2014	$75,745.20
PAREXEL INTERNATIONAL, LLC	9268 PAYSPHERE CIRCLE			CHICAGO	IL	60674		8/28/2014	$346,634.54
PASTER AND ASSOCIATES	5556 DAYNA COURT			NEW ORLEANS	LA	70124		8/28/2014	$23,000.00
PEARSON CONSULTING GROUP, LLC	7701 ESCALA DR			AUSTIN	TX	78735		11/6/2014	$8,000.00
PEARSON CONSULTING GROUP, LLC	7701 ESCALA DR			AUSTIN	TX	78735		10/30/2014	$37,231.98
PEARSON CONSULTING GROUP, LLC	7701 ESCALA DR			AUSTIN	TX	78735		10/23/2014	$42,149.22
PEARSON CONSULTING GROUP, LLC	7701 ESCALA DR			AUSTIN	TX	78735		8/28/2014	$16,000.00
PERFICIENT, INC.	PO BOX 200026			PITTSBURGH	PA	15251		11/5/2014	$6,450.00
PERFICIENT, INC.	PO BOX 200026			PITTSBURGH	PA	15251		10/30/2014	$200.00
PERFICIENT, INC.	PO BOX 200026			PITTSBURGH	PA	15251		10/16/2014	$6,000.00
PHARMACELL, BV	PO BOX 1331	6201 BH MAASTRICHT		THE NETHERLANDS			NETHERLANDS	11/4/2014	$375,995.20
PHARMACELL, BV	PO BOX 1331	6201 BH MAASTRICHT		THE NETHERLANDS			NETHERLANDS	10/10/2014	$424,075.54
PHARMACELL, BV	PO BOX 1331	6201 BH MAASTRICHT		THE NETHERLANDS			NETHERLANDS	9/26/2014	$28,783.40
PHARMACELL, BV	PO BOX 1331	6201 BH MAASTRICHT		THE NETHERLANDS			NETHERLANDS	9/12/2014	$363,670.42
PHARMACELL, BV	PO BOX 1331	6201 BH MAASTRICHT		THE NETHERLANDS			NETHERLANDS	8/15/2014	$342,488.27
PHARMACEUTICAL RESEARCH AND MANUFACTURERS OF AMERICA	ATTN: ACCOUNTING DEPARTMENT	950 F. ST		WASHINGTON	DC	20004		8/28/2014	$100,000.00
PHARMACEUTICAL RESEARCH ASSOCIATES, INC	P.O. BOX 200072			DALLAS	TX	75320		11/5/2014	$61,672.06
PHARMACEUTICAL RESEARCH ASSOCIATES, INC	P.O. BOX 200072			DALLAS	TX	75320		10/16/2014	$75,263.55
PHARMACEUTICAL RESEARCH ASSOCIATES, INC	P.O. BOX 200072			DALLAS	TX	75320		9/11/2014	$65,220.72
PHARMALICENSE, LLC	P.O. BOX 13			POWELL	OH	43065		10/9/2014	$590.00
PHARMALICENSE, LLC	P.O. BOX 13			POWELL	OH	43065		8/28/2014	$28,357.00
PIEDMONT - BRIDGEWATER, NJ, LLC.	2129 PAYSPHERE CIRCLE			CHICAGO	IL	60674		10/23/2014	$102,792.96
PIEDMONT - BRIDGEWATER, NJ, LLC.	2129 PAYSPHERE CIRCLE			CHICAGO	IL	60674		9/25/2014	$103,103.48
PIEDMONT - BRIDGEWATER, NJ, LLC.	2129 PAYSPHERE CIRCLE			CHICAGO	IL	60674		8/28/2014	$98,699.07
PIEDMONT - BRIDGEWATER, NJ, LLC.	2129 PAYSPHERE CIRCLE			CHICAGO	IL	60674		8/14/2014	$733.56
PILGRIM SOFTWARE, INC	DEPT AT 952090			ATLANTA	GA	31192		8/21/2014	$98,701.98
POINT B, INC.	PO BOX 45527			SAN FRANCISCO	CA	94145		10/16/2014	$36,450.00
POINT B, INC.	PO BOX 45527			SAN FRANCISCO	CA	94145		8/28/2014	$36,082.50
POLARIS MANAGEMENT PARTNERS, LLC	100 BROADWAY	7 FL		NEW YORK	NY	10005		10/2/2014	$3,815.46
POLARIS MANAGEMENT PARTNERS, LLC	100 BROADWAY	7 FL		NEW YORK	NY	10005		9/4/2014	$8,400.00
PORZIO BROMBERG & NEWMAN, PC	100 SOUTHGATE PARKWAY			MORRISTOWN	NJ	07962		11/6/2014	$20,000.00
PORZIO BROMBERG & NEWMAN, PC	100 SOUTHGATE PARKWAY			MORRISTOWN	NJ	07962		10/30/2014	$6,192.25
PORZIO BROMBERG & NEWMAN, PC	100 SOUTHGATE PARKWAY			MORRISTOWN	NJ	07962		10/9/2014	$18,139.63
PORZIO BROMBERG & NEWMAN, PC	100 SOUTHGATE PARKWAY			MORRISTOWN	NJ	07962		9/4/2014	$3,848.38
PORZIO LIFE SCIENCES, LLC	PO BOX 1997	100 SOUTHGATE PARKWAY		MORRISTOWN	NJ	07962		11/4/2014	$35,786.32
PORZIO LIFE SCIENCES, LLC	PO BOX 1997	100 SOUTHGATE PARKWAY		MORRISTOWN	NJ	07962		10/30/2014	$31,500.00
PORZIO LIFE SCIENCES, LLC	PO BOX 1997	100 SOUTHGATE PARKWAY		MORRISTOWN	NJ	07962		10/16/2014	$3,660.53
PORZIO LIFE SCIENCES, LLC	PO BOX 1997	100 SOUTHGATE PARKWAY		MORRISTOWN	NJ	07962		9/18/2014	$29,490.48
PORZIO LIFE SCIENCES, LLC	PO BOX 1997	100 SOUTHGATE PARKWAY		MORRISTOWN	NJ	07962		9/11/2014	$20,625.00
PORZIO LIFE SCIENCES, LLC	PO BOX 1997	100 SOUTHGATE PARKWAY		MORRISTOWN	NJ	07962		9/4/2014	$225,000.00
PORZIO LIFE SCIENCES, LLC	PO BOX 1997	100 SOUTHGATE PARKWAY		MORRISTOWN	NJ	07962		8/28/2014	$63,609.11
PRESIDIO NETWORKED SOLUTIONS, INC.	PRESIDIO NETWORKED SOLUTIONS GROUP	PO BOX 677638		DALLAS	TX	75267		11/5/2014	$10,243.82
PRESIDIO NETWORKED SOLUTIONS, INC.	PRESIDIO NETWORKED SOLUTIONS GROUP	PO BOX 677638		DALLAS	TX	75267		10/23/2014	$21,968.96
PRESIDIO NETWORKED SOLUTIONS, INC.	PRESIDIO NETWORKED SOLUTIONS GROUP	PO BOX 677638		DALLAS	TX	75267		10/9/2014	$15,428.55
PRESIDIO NETWORKED SOLUTIONS, INC.	PRESIDIO NETWORKED SOLUTIONS GROUP	PO BOX 677638		DALLAS	TX	75267		10/2/2014	$10,243.82
PRESIDIO NETWORKED SOLUTIONS, INC.	PRESIDIO NETWORKED SOLUTIONS GROUP	PO BOX 677638		DALLAS	TX	75267		9/4/2014	$20,487.64
PRESIDIO NETWORKED SOLUTIONS, INC.	PRESIDIO NETWORKED SOLUTIONS GROUP	PO BOX 677638		DALLAS	TX	75267		8/28/2014	$101,032.71
PRESIDIO NETWORKED SOLUTIONS, INC.	PRESIDIO NETWORKED SOLUTIONS GROUP	PO BOX 677638		DALLAS	TX	75267		8/21/2014	$21,587.81
PRICEWATERHOUSECOOPERS, LLP	PO BOX 514038			LOS ANGELES	CA	90051		11/7/2014	$3,000.00
PRICEWATERHOUSECOOPERS, LLP	PO BOX 514038			LOS ANGELES	CA	90051		11/4/2014	$10,537.00

19 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
PRICEWATERHOUSECOOPERS, LLP	PO BOX 514038			LOS ANGELES	CA	90051		10/24/2014	$59,125.00
PRICEWATERHOUSECOOPERS, LLP	PO BOX 514038			LOS ANGELES	CA	90051		9/4/2014	$45,750.00
PROSTATE CONDITIONS EDUCATION COUNCIL	7009 S. POTOMAC ST. STE 125			CENTENNIAL	CO	80112		10/9/2014	$20,000.00
PROSTATE CONDITIONS EDUCATION COUNCIL	7009 S. POTOMAC ST. STE 125			CENTENNIAL	CO	80112		8/28/2014	$7,950.00
PROVIDENT LIFE AND ACCIDENT INSURANCE	PO BOX 740592			ATLANTA	GA	30374		10/23/2014	$2,678.90
PROVIDENT LIFE AND ACCIDENT INSURANCE	PO BOX 740592			ATLANTA	GA	30374		10/2/2014	$5,357.80
PROVIDENT LIFE AND ACCIDENT INSURANCE	PO BOX 740592			ATLANTA	GA	30374		8/14/2014	$2,064.31
PROXY LABORATORIES B.V.	ARCHIMEDESWEG 25	2333 CM LEIDEN		THE NETHERLANDS			NETHERLANDS	8/29/2014	$8,470.46
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		11/5/2014	$46,371.81
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		10/30/2014	$23,005.11
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		10/23/2014	$23,340.11
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		10/16/2014	$23,130.89
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		10/9/2014	$23,197.48
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		10/2/2014	$23,009.89
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		9/25/2014	$23,120.39
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		9/18/2014	$23,175.39
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		9/11/2014	$23,201.89
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		9/4/2014	$23,174.89
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		8/28/2014	$23,047.14
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		8/21/2014	$23,108.64
PRUDENTIAL OVERALL SUPPLY	P.O. BOX 11210			SANTA ANA	CA	92711		8/14/2014	$22,896.31
PUGET SOUND BLOOD CENTER	921 TERRY AVE			SEATTLE	WA	98104		10/23/2014	$9,750.00
PUGET SOUND BLOOD CENTER	921 TERRY AVE			SEATTLE	WA	98104		10/2/2014	$16,048.50
PUGET SOUND BLOOD CENTER	921 TERRY AVE			SEATTLE	WA	98104		9/4/2014	$14,673.75
PUGET SOUND ENERGY	BOT01H	PO BOX 91269		BELLEVUE	WA	98009		10/9/2014	$10,795.19
PUGET SOUND ENERGY	BOT01H	PO BOX 91269		BELLEVUE	WA	98009		9/11/2014	$10,855.87
PUGET SOUND ENERGY	BOT01H	PO BOX 91269		BELLEVUE	WA	98009		8/14/2014	$10,464.81
Q.I. MEDICAL, INC.	440C LOWER GRASS VALLEY ROAD	P.O. BOX 1329		NEVADA CITY	CA	95959		10/9/2014	$5,568.00
Q.I. MEDICAL, INC.	440C LOWER GRASS VALLEY ROAD	P.O. BOX 1329		NEVADA CITY	CA	95959		9/18/2014	$4,677.25
R.R. DONNELLEY	DONNELLEY RECEIVABLES.	PO BOX 7810		CHICAGO	IL	60677		11/7/2014	$20,105.20
R.R. DONNELLEY	DONNELLEY RECEIVABLES.	PO BOX 7810		CHICAGO	IL	60677		10/2/2014	$1,600.00
R.R. DONNELLEY	DONNELLEY RECEIVABLES.	PO BOX 7810		CHICAGO	IL	60677		9/25/2014	$1,600.00
R.R. DONNELLEY	DONNELLEY RECEIVABLES.	PO BOX 7810		CHICAGO	IL	60677		9/25/2014	$348.00
R.R. DONNELLEY	DONNELLEY RECEIVABLES.	PO BOX 7810		CHICAGO	IL	60677		9/18/2014	$9,875.00
R.R. DONNELLEY	DONNELLEY RECEIVABLES.	PO BOX 7810		CHICAGO	IL	60677		9/4/2014	$11,593.20
R.R. DONNELLEY	DONNELLEY RECEIVABLES.	PO BOX 7810		CHICAGO	IL	60677		8/28/2014	$785.00
R.R. DONNELLEY	DONNELLEY RECEIVABLES.	PO BOX 7810		CHICAGO	IL	60677		8/14/2014	$1,085.00
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		11/6/2014	$189,801.22
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		11/4/2014	$50,695.91
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		10/30/2014	$55,027.25
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		10/16/2014	$81,081.61
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		10/9/2014	$80,364.84
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		10/2/2014	$20,544.51
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		9/25/2014	$92,290.45
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		9/18/2014	$2,933.92
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		9/11/2014	$113,378.79
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		9/4/2014	$39,231.95
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		8/28/2014	$128,160.63
RADIANT SYSTEMS INC.	1078 CORPORATE BOULEVARD			SOUTH PLAINFIELD	NJ	07080		8/14/2014	$14,972.15
RAININ INSTRUMENT LLC	27006 NETWORK PLACE			CHICAGO	IL	60673		10/29/2014	$6,261.30
RAININ INSTRUMENT LLC	27006 NETWORK PLACE			CHICAGO	IL	60673		10/16/2014	$7,909.11
RAININ INSTRUMENT LLC	27006 NETWORK PLACE			CHICAGO	IL	60673		10/9/2014	$739.33
RAININ INSTRUMENT LLC	27006 NETWORK PLACE			CHICAGO	IL	60673		10/2/2014	$4,076.12
RAININ INSTRUMENT LLC	27006 NETWORK PLACE			CHICAGO	IL	60673		9/25/2014	$897.24
RAININ INSTRUMENT LLC	27006 NETWORK PLACE			CHICAGO	IL	60673		9/11/2014	$3,378.19
RAININ INSTRUMENT LLC	27006 NETWORK PLACE			CHICAGO	IL	60673		9/4/2014	$1,135.12
RAININ INSTRUMENT LLC	27006 NETWORK PLACE			CHICAGO	IL	60673		8/28/2014	$46.29
RAININ INSTRUMENT LLC	27006 NETWORK PLACE			CHICAGO	IL	60673		8/14/2014	$57.65
RAMP TECHNOLOGY GROUP, LLC	PO BOX 84744			SEATTLE	WA	98124		11/5/2014	$7,600.00
RAMP TECHNOLOGY GROUP, LLC	PO BOX 84744			SEATTLE	WA	98124		10/16/2014	$7,600.00
RAMP TECHNOLOGY GROUP, LLC	PO BOX 84744			SEATTLE	WA	98124		10/9/2014	$6,840.00

20 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
RAMP TECHNOLOGY GROUP, LLC	PO BOX 84744			SEATTLE	WA	98124		10/2/2014	$7,600.00
RAMP TECHNOLOGY GROUP, LLC	PO BOX 84744			SEATTLE	WA	98124		9/18/2014	$7,600.00
RAMP TECHNOLOGY GROUP, LLC	PO BOX 84744			SEATTLE	WA	98124		9/4/2014	$7,600.00
RAMP TECHNOLOGY GROUP, LLC	PO BOX 84744			SEATTLE	WA	98124		8/21/2014	$7,600.00
REARVIEW MARKETING SOLUTIONS, INC.	126 TOPAZ DR			FRANKLIN PARK	NJ	08823		11/5/2014	$35,000.00
RECALL TOTAL INFORMATION MANAGEMENT, INC	015295 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/30/2014	$10,174.47
RECALL TOTAL INFORMATION MANAGEMENT, INC	015295 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/23/2014	$488.40
RECALL TOTAL INFORMATION MANAGEMENT, INC	015295 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/16/2014	$1,624.28
RECALL TOTAL INFORMATION MANAGEMENT, INC	015295 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/25/2014	$10,032.45
RECALL TOTAL INFORMATION MANAGEMENT, INC	015295 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/18/2014	$488.40
RECALL TOTAL INFORMATION MANAGEMENT, INC	015295 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/28/2014	$9,540.29
RECALL TOTAL INFORMATION MANAGEMENT, INC	015295 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/21/2014	$488.40
REED SMITH, LLP	PO BOX 360110			PITTSBURGH	PA	15251		11/6/2014	$30,328.57
REED SMITH, LLP	PO BOX 360110			PITTSBURGH	PA	15251		11/5/2014	$50,000.00
REED SMITH, LLP	PO BOX 360110			PITTSBURGH	PA	15251		10/30/2014	$37,949.56
REED SMITH, LLP	PO BOX 360110			PITTSBURGH	PA	15251		10/9/2014	$16,362.54
REED SMITH, LLP	PO BOX 360110			PITTSBURGH	PA	15251		9/11/2014	$4,528.40
REGENTS OF THE UNIVERSITY OF CALIFORNIA	UCSD OFFICE OF CLINICAL TRIAL ADMIN	9444 MEDICAL DR		LA JOLLA	CA	92037		10/29/2014	$1,634.00
REGENTS OF THE UNIVERSITY OF CALIFORNIA	UCSD OFFICE OF CLINICAL TRIAL ADMIN	9444 MEDICAL DR		LA JOLLA	CA	92037		10/29/2014	$18,690.00
REGENTS OF THE UNIVERSITY OF CALIFORNIA	UCSD OFFICE OF CLINICAL TRIAL ADMIN	9444 MEDICAL DR		LA JOLLA	CA	92037		10/16/2014	$27,690.00
REGENTS OF THE UNIVERSITY OF CALIFORNIA	UCSD OFFICE OF CLINICAL TRIAL ADMIN	9444 MEDICAL DR		LA JOLLA	CA	92037		10/9/2014	$1,764.00
REGENTS OF THE UNIVERSITY OF CALIFORNIA	UCSD OFFICE OF CLINICAL TRIAL ADMIN	9444 MEDICAL DR		LA JOLLA	CA	92037		9/25/2014	$2,302.34
REGENTS OF THE UNIVERSITY OF CALIFORNIA	UCSD OFFICE OF CLINICAL TRIAL ADMIN	9444 MEDICAL DR		LA JOLLA	CA	92037		9/25/2014	$5,608.00
REGENTS OF THE UNIVERSITY OF CALIFORNIA	UCSD OFFICE OF CLINICAL TRIAL ADMIN	9444 MEDICAL DR		LA JOLLA	CA	92037		8/21/2014	$4,347.00
REGENTS OF THE UNIVERSITY OF CALIFORNIA	UCSD OFFICE OF CLINICAL TRIAL ADMIN	9444 MEDICAL DR		LA JOLLA	CA	92037		8/14/2014	$8,310.00
REGENTS OF THE UNIVERSITY OF COLORADO	MAIL STOP F547	13001 EAST 17TH PLACE		AURORA	CO	80045		10/29/2014	$3,677.00
REGENTS OF THE UNIVERSITY OF COLORADO	MAIL STOP F547	13001 EAST 17TH PLACE		AURORA	CO	80045		10/16/2014	$9,852.89
REGIONAL CANCER CARE ASSOCIATES LLP	FINANCE DEPT	100 FIRST ST. STE 301		HACKENSACK	NJ	07601		8/21/2014	$31,434.00
RELIANCE STANDARD LIFE INSURANCE COMPANY	600 UNIVERSITY ST	SUITE 908		SEATTLE	WA	98101		10/23/2014	$58,623.94
RELIANCE STANDARD LIFE INSURANCE COMPANY	600 UNIVERSITY ST	SUITE 908		SEATTLE	WA	98101		10/9/2014	$169,374.85
RELIANCE STANDARD LIFE INSURANCE COMPANY	600 UNIVERSITY ST	SUITE 908		SEATTLE	WA	98101		8/14/2014	$66,002.52
RELOCATION COORDINATES INTERNATIONAL LLC	6310 GREENWICH DR.	SUITE 100		SAN DIEGO	CA	92122		9/11/2014	$3,600.00
RELOCATION COORDINATES INTERNATIONAL LLC	6310 GREENWICH DR.	SUITE 100		SAN DIEGO	CA	92122		8/28/2014	$3,123.81
RELOCATION COORDINATES INTERNATIONAL LLC	6310 GREENWICH DR.	SUITE 100		SAN DIEGO	CA	92122		8/21/2014	$9,282.04
REPUBLIC PARKING NORTHWEST, INC.	ATTN: 30529	200 W. MERCER ST		SEATTLE	WA	98119		10/23/2014	$15,075.00
REPUBLIC PARKING NORTHWEST, INC.	ATTN: 30529	200 W. MERCER ST		SEATTLE	WA	98119		10/9/2014	$14,572.49
REPUBLIC PARKING NORTHWEST, INC.	ATTN: 30529	200 W. MERCER ST		SEATTLE	WA	98119		8/21/2014	$13,735.00
RESEARCH CORPORATION TECHNOLOGY	KATHLEEN HUNTERGREGORY	5210 E. WILLIAMS CR.		TUCSON	AZ	85711		9/11/2014	$10,307.84
RESEARCH TO PRACTICE	ONE BISCAYNE TOWER	2 SOUTH BISCAYNE BLVD		MIAMI	FL	33131		8/21/2014	$50,000.00
REXFORD INDUSTRIAL REALTY, L.P.	11620 WILSHIRE BLVD.	STE 1000		LOS ANGELES	CA	90025		10/23/2014	$156,481.52
REXFORD INDUSTRIAL REALTY, L.P.	11620 WILSHIRE BLVD.	STE 1000		LOS ANGELES	CA	90025		9/25/2014	$156,481.52
REXFORD INDUSTRIAL REALTY, L.P.	11620 WILSHIRE BLVD.	STE 1000		LOS ANGELES	CA	90025		8/28/2014	$156,481.52
RICHARDS, LAYTON & FINGER	ONE RODNEY SQUARE	920 NORTH KING ST		WILMINGTON	DE	19801		9/29/2014	$29,990.62
RIGHT TRACK REGULATORY LTD	2ND FLOOR TITAN COURT	3 BISHOP SQUARE		HATFIELD		AL109	UNITED KINGDOM	11/7/2014	$13,671.40
RIGHT TRACK REGULATORY LTD	2ND FLOOR TITAN COURT	3 BISHOP SQUARE		HATFIELD		AL109	UNITED KINGDOM	10/31/2014	$14,338.16
RIGHT TRACK REGULATORY LTD	2ND FLOOR TITAN COURT	3 BISHOP SQUARE		HATFIELD		AL109	UNITED KINGDOM	9/26/2014	$13,968.05
RIGHT TRACK REGULATORY LTD	2ND FLOOR TITAN COURT	3 BISHOP SQUARE		HATFIELD		AL109	UNITED KINGDOM	8/29/2014	$14,210.30
ROBERT A. BARROWS	1400 143RD AVE NE			BELLEVUE	WA	98007		9/25/2014	$4,462.50

21 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
ROBERT A. BARROWS	1400 143RD AVE NE			BELLEVUE	WA	98007		9/11/2014	$6,450.00
ROBERT A. BARROWS	1400 143RD AVE NE			BELLEVUE	WA	98007		8/28/2014	$5,850.00
ROBERT A. BARROWS	1400 143RD AVE NE			BELLEVUE	WA	98007		8/21/2014	$5,887.50
RUNZHEIMER INTERNATIONAL LTD.	1 RUNZHEIMER PARKWAY			WATERFORD	WI	53185		11/6/2014	$165,000.00
RUNZHEIMER INTERNATIONAL LTD.	1 RUNZHEIMER PARKWAY			WATERFORD	WI	53185		11/5/2014	$963.89
RUNZHEIMER INTERNATIONAL LTD.	1 RUNZHEIMER PARKWAY			WATERFORD	WI	53185		10/9/2014	$113,376.37
RUNZHEIMER INTERNATIONAL LTD.	1 RUNZHEIMER PARKWAY			WATERFORD	WI	53185		10/9/2014	$1,991.64
RUNZHEIMER INTERNATIONAL LTD.	1 RUNZHEIMER PARKWAY			WATERFORD	WI	53185		9/11/2014	$629.16
RUNZHEIMER INTERNATIONAL LTD.	1 RUNZHEIMER PARKWAY			WATERFORD	WI	53185		9/10/2014	$110,520.89
RUNZHEIMER INTERNATIONAL LTD.	1 RUNZHEIMER PARKWAY			WATERFORD	WI	53185		8/12/2014	$107,612.40
RX MOSAIC HEALTH LLC	711 THIRD AVE	18TH FLOOR		NEW YORK	NY	10017		10/16/2014	$24,646.72
RX MOSAIC HEALTH LLC	711 THIRD AVE	18TH FLOOR		NEW YORK	NY	10017		9/4/2014	$56,888.16
SAINT-GOBAIN PERFORMANCE PLASTICS CORPORATION	LOCKBOX# 7799	PO BOX 7247		PHILADELPHIA	PA	19170-7799		11/6/2014	$75,855.75
SAINT-GOBAIN PERFORMANCE PLASTICS CORPORATION	LOCKBOX# 7799	PO BOX 7247		PHILADELPHIA	PA	19170-7799		11/4/2014	$83,303.27
SAINT-GOBAIN PERFORMANCE PLASTICS CORPORATION	LOCKBOX# 7799	PO BOX 7247		PHILADELPHIA	PA	19170-7799		10/23/2014	$81,116.25
SAINT-GOBAIN PERFORMANCE PLASTICS CORPORATION	LOCKBOX# 7799	PO BOX 7247		PHILADELPHIA	PA	19170-7799		10/16/2014	$137,880.41
SAINT-GOBAIN PERFORMANCE PLASTICS CORPORATION	LOCKBOX# 7799	PO BOX 7247		PHILADELPHIA	PA	19170-7799		9/25/2014	$75,387.85
SAINT-GOBAIN PERFORMANCE PLASTICS CORPORATION	LOCKBOX# 7799	PO BOX 7247		PHILADELPHIA	PA	19170-7799		9/11/2014	$75,319.75
SAINT-GOBAIN PERFORMANCE PLASTICS CORPORATION	LOCKBOX# 7799	PO BOX 7247		PHILADELPHIA	PA	19170-7799		8/14/2014	$81,788.24
SARGAS PHARMACEUTICAL ADHERENCE & COMPLIANCE	6401 TRUXTON AVE SUITE 220			BAKERSFIELD	CA	93311		8/28/2014	$57,250.00
SARTORIUS STEDIM NORTH AMERICA, INC.	24917 NETWORK PLACE			CHICAGO	IL	60673		10/16/2014	$5,269.76
SARTORIUS STEDIM NORTH AMERICA, INC.	24917 NETWORK PLACE			CHICAGO	IL	60673		8/21/2014	$10,193.03
SAVVIS COMMUNICATIONS CORPORATION	13322 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/30/2014	$547,501.56
SAVVIS COMMUNICATIONS CORPORATION	13322 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/25/2014	$521,461.56
SAVVIS COMMUNICATIONS CORPORATION	13322 COLLECTIONS CENTER DR			CHICAGO	IL	60693		9/18/2014	$573,541.56
SAWYER BUSINESS SUPPORT SERVICES CORP.	900 JEFFERSON ROAD SUITE 1503			ROCHESTER	NY	14623		9/25/2014	$8,825.00
SGS LIFE SCIENCE SERVICES	PO BOX 2502			CAROL STREAM	IL	60132		11/4/2014	$465.00
SGS LIFE SCIENCE SERVICES	PO BOX 2502			CAROL STREAM	IL	60132		10/23/2014	$877.80
SGS LIFE SCIENCE SERVICES	PO BOX 2502			CAROL STREAM	IL	60132		10/16/2014	$0.00
SGS LIFE SCIENCE SERVICES	PO BOX 2502			CAROL STREAM	IL	60132		9/11/2014	$155.00
SGS LIFE SCIENCE SERVICES	PO BOX 2502			CAROL STREAM	IL	60132		9/4/2014	$155.00
SGS LIFE SCIENCE SERVICES	PO BOX 2502			CAROL STREAM	IL	60132		8/14/2014	$11,935.00
SHARP CORPORATION	PO BOX 8500 S6245			PHILADELPHIA	PA	19178		10/16/2014	$5,250.00
SHARP CORPORATION	PO BOX 8500 S6245			PHILADELPHIA	PA	19178		8/14/2014	$5,250.00
SHARP MEMORIAL HOSPITAL	ATTN: CATHY WOOD	7901 FROST ST		SAN DIEGO	CA	92123		10/29/2014	$5,113.00
SHARP MEMORIAL HOSPITAL	ATTN: CATHY WOOD	7901 FROST ST		SAN DIEGO	CA	92123		10/9/2014	$80.00
SHARP MEMORIAL HOSPITAL	ATTN: CATHY WOOD	7901 FROST ST		SAN DIEGO	CA	92123		10/2/2014	$22,688.28
SHARP MEMORIAL HOSPITAL	ATTN: CATHY WOOD	7901 FROST ST		SAN DIEGO	CA	92123		9/11/2014	$3,863.00
SHARP MEMORIAL HOSPITAL	ATTN: CATHY WOOD	7901 FROST ST		SAN DIEGO	CA	92123		9/4/2014	$1,976.00
SHARP MEMORIAL HOSPITAL	ATTN: CATHY WOOD	7901 FROST ST		SAN DIEGO	CA	92123		8/14/2014	$3,976.00
SIDLEY AUSTIN LLP	PO BOX 0642			CHICAGO	IL	60690		11/7/2014	$60,000.00
SIDLEY AUSTIN LLP	PO BOX 0642			CHICAGO	IL	60690		11/6/2014	$23,541.30
SIDLEY AUSTIN LLP	PO BOX 0642			CHICAGO	IL	60690		9/29/2014	$165,028.20
SIDLEY AUSTIN LLP	PO BOX 0642			CHICAGO	IL	60690		8/21/2014	$39,972.93
SIEMENS INDUSTRY, INC.	PO BOX 2134			CAROL STREAM	IL	60132		10/30/2014	$25,004.33
SIEMENS INDUSTRY, INC.	PO BOX 2134			CAROL STREAM	IL	60132		10/23/2014	$460.00
SIEMENS INDUSTRY, INC.	PO BOX 2134			CAROL STREAM	IL	60132		9/18/2014	$1,695.00
SIMPLEXGRINNELL	DEPT CH 10320			PALATINE	IL	60055		8/14/2014	$9,713.47
SMITHS MEDICAL ASD, INC	PO BOX 72477784			PHILADELPHIA	PA	19170		10/23/2014	$4,632.06
SMITHS MEDICAL ASD, INC	PO BOX 72477784			PHILADELPHIA	PA	19170		9/4/2014	$2,552.85
SOCIETY FOR IMMUNOTHERAPY OF CANCER, INC	555 E. WELLS ST STE#1100			MILWAUKEE	WI	53202		8/21/2014	$15,000.00
SOCIETY OF UROLOGIC NURSES & ASSOC	EAST HOLLY AVE. / BOX 56			PITMAN	NJ	08071		9/11/2014	$2,200.00
SOCIETY OF UROLOGIC NURSES & ASSOC	EAST HOLLY AVE. / BOX 56			PITMAN	NJ	08071		8/21/2014	$75,000.00

22 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
SOCIETY OF UROLOGIC ONCOLOGY	1100 E. WOODFIELD RD	SUITE 520		SCHAUMBURG	IL	60173		9/25/2014	$10,000.00
SOFTCHOICE CORPORATION	16609 COLLECTIONS CENTER DR.			CHICAGO	IL	60693		10/16/2014	$25,765.86
SOURCE HEALTHCARE ANALYTICS, LLC	PO BOX 277158			ATLANTA	GA	30384		10/23/2014	$81,558.08
SOURCE HEALTHCARE ANALYTICS, LLC	PO BOX 277158			ATLANTA	GA	30384		9/4/2014	$74,744.32
SOUTHERN CALIFORNIA EDISON COMPANY	PO BOX 600			ROSEMEAD	CA	91771		10/13/2014	$184,087.77
SOUTHERN CALIFORNIA EDISON COMPANY	PO BOX 600			ROSEMEAD	CA	91771		9/14/2014	$156,747.61
SOUTHERN CALIFORNIA EDISON COMPANY	PO BOX 600			ROSEMEAD	CA	91771		8/15/2014	$156,763.26
SPRINT	PO BOX 219100			KANSAS CITY	MO	64121		10/23/2014	$20,265.74
SPRINT	PO BOX 219100			KANSAS CITY	MO	64121		9/25/2014	$20,235.85
SPRINT	PO BOX 219100			KANSAS CITY	MO	64121		8/21/2014	$20,235.85
STANFORD UNIVERSITY	SPO# 105458/ PI SRINIVAS	PO BOX 44253		SAN FRANCISCO	CA	94144		10/29/2014	$1,872.00
STANFORD UNIVERSITY	SPO# 105458/ PI SRINIVAS	PO BOX 44253		SAN FRANCISCO	CA	94144		9/25/2014	$2,960.00
STANFORD UNIVERSITY	SPO# 105458/ PI SRINIVAS	PO BOX 44253		SAN FRANCISCO	CA	94144		8/14/2014	$7,361.59
STAPLES ADVANTAGE	DEPT LA	PO BOX 83689		CHICAGO	IL	60696		11/5/2014	$13,904.98
STAPLES ADVANTAGE	DEPT LA	PO BOX 83689		CHICAGO	IL	60696		10/30/2014	$5,419.19
STAPLES ADVANTAGE	DEPT LA	PO BOX 83689		CHICAGO	IL	60696		10/23/2014	$5,681.94
STAPLES ADVANTAGE	DEPT LA	PO BOX 83689		CHICAGO	IL	60696		10/9/2014	$6,281.45
STAPLES ADVANTAGE	DEPT LA	PO BOX 83689		CHICAGO	IL	60696		9/25/2014	$1,406.62
STAPLES ADVANTAGE	DEPT LA	PO BOX 83689		CHICAGO	IL	60696		9/11/2014	$7,553.69
STAPLES ADVANTAGE	DEPT LA	PO BOX 83689		CHICAGO	IL	60696		8/28/2014	$7,668.58
STERICYCLE INC	P.O. BOX 6582			CAROL STREAM	IL	60197		10/16/2014	$6,041.92
STERICYCLE INC	P.O. BOX 6582			CAROL STREAM	IL	60197		10/16/2014	$4,419.17
STERICYCLE INC	P.O. BOX 6582			CAROL STREAM	IL	60197		9/25/2014	$25,455.58
STERICYCLE INC	P.O. BOX 6582			CAROL STREAM	IL	60197		9/25/2014	$5,403.73
STERICYCLE INC	P.O. BOX 6582			CAROL STREAM	IL	60197		8/28/2014	$4,975.33
STERITECH GROUP, INC	PO BOX 472127			CHARLOTTE	NC	28247		10/30/2014	$3,337.42
STERITECH GROUP, INC	PO BOX 472127			CHARLOTTE	NC	28247		9/25/2014	$3,337.42
STERITECH GROUP, INC	PO BOX 472127			CHARLOTTE	NC	28247		8/28/2014	$3,001.15
STERLING COURIER SYSTEMS	PO BOX 35418			NEWARK	NJ	07193		11/5/2014	$57,713.52
STERLING COURIER SYSTEMS	PO BOX 35418			NEWARK	NJ	07193		10/30/2014	$63,408.12
STERLING COURIER SYSTEMS	PO BOX 35418			NEWARK	NJ	07193		10/23/2014	$49,140.94
STERLING COURIER SYSTEMS	PO BOX 35418			NEWARK	NJ	07193		10/16/2014	$34,649.85
STERLING COURIER SYSTEMS	PO BOX 35418			NEWARK	NJ	07193		10/9/2014	$123,948.03
STERLING COURIER SYSTEMS	PO BOX 35418			NEWARK	NJ	07193		9/25/2014	$81,801.57
STERLING COURIER SYSTEMS	PO BOX 35418			NEWARK	NJ	07193		9/18/2014	$43,790.29
STERLING COURIER SYSTEMS	PO BOX 35418			NEWARK	NJ	07193		9/4/2014	$68,019.80
STERLING COURIER SYSTEMS	PO BOX 35418			NEWARK	NJ	07193		8/28/2014	$158,189.71
STOEL RIVES LLP	STE 2600	900 SW FIFTH AVE		PORTLAND	OR	97204		11/7/2014	$20,000.00
STRATUSG LLC	7438 SE 40TH			MERCER ISLAND	WA	98040		11/5/2014	$44,250.00
STRATUSG LLC	7438 SE 40TH			MERCER ISLAND	WA	98040		10/23/2014	$94,500.00
STRATUSG LLC	7438 SE 40TH			MERCER ISLAND	WA	98040		9/4/2014	$48,825.00
TABLEAU SOFTWARE, INC	PO BOX 204021			DALLAS	TX	75320		9/25/2014	$17,082.00
TABLEAU SOFTWARE, INC	PO BOX 204021			DALLAS	TX	75320		8/21/2014	$9,077.22
TAOS MOUNTAIN, INC.	PO BOX 225			SANTA CLARA	CA	95052		10/23/2014	$101,750.00
TAOS MOUNTAIN, INC.	PO BOX 225			SANTA CLARA	CA	95052		9/18/2014	$101,750.00
TAOS MOUNTAIN, INC.	PO BOX 225			SANTA CLARA	CA	95052		8/28/2014	$101,750.00
TECH STAFFING SOLUTIONS, LLC	721 ARBOR WAY	SUITE 100		BLUE BELL	PA	19422		8/21/2014	$34,061.50
TEKNOVARE	PRODOP CORPORATION	1499 BLAKE ST UNIT 1K		DENVER	CO	80202		11/5/2014	$2,826.46
TEKNOVARE	PRODOP CORPORATION	1499 BLAKE ST UNIT 1K		DENVER	CO	80202		10/30/2014	$52,965.00
TEKNOVARE	PRODOP CORPORATION	1499 BLAKE ST UNIT 1K		DENVER	CO	80202		10/16/2014	$12,443.02
TEKNOVARE	PRODOP CORPORATION	1499 BLAKE ST UNIT 1K		DENVER	CO	80202		10/2/2014	$29,388.24
TEKNOVARE	PRODOP CORPORATION	1499 BLAKE ST UNIT 1K		DENVER	CO	80202		9/25/2014	$31,959.10
TEKNOVARE	PRODOP CORPORATION	1499 BLAKE ST UNIT 1K		DENVER	CO	80202		9/4/2014	$30,095.00
TEKNOVARE	PRODOP CORPORATION	1499 BLAKE ST UNIT 1K		DENVER	CO	80202		8/28/2014	$36,240.00
TERUMO BCT, INC.	DEPARTMENT 7087			CAROL STREAM	IL	60122		9/4/2014	$20,490.75
THE LONDON CLINIC	PO BOX 20275			LONDON		NW1 4	UNITED KINGDOM	10/24/2014	$8,498.66
THERMO ELECTRON NORTH AMERICA LLC	P.O. BOX 742775			ATLANTA	GA	30374		11/5/2014	$47,813.18
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		11/5/2014	$542.43
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		10/23/2014	$956.00
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		10/16/2014	$214.15
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		10/9/2014	$5,212.91

23 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		9/25/2014	$432.77
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		9/18/2014	$4,424.45
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		9/11/2014	$432.77
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		8/28/2014	$2,451.72
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		8/21/2014	$4,950.63
THERMO FISHER SCIENTIFIC (ASHEVILLE) LLC	PO BOX 842339			DALLAS	TX	75284		8/14/2014	$4,175.66
THOMAS GRAY & ASSOCIATES INC	1205 WEST BARKLEY AVE			ORANGE	CA	92868		8/21/2014	$8,950.00
THOMAS JEFFERSON UNIVERSITY HOSPITAL	ATTN.: KAREN GOSIK	1020 LOCUST ST.		PHILADELPHIA	PA	19107		9/25/2014	$4,400.00
THOMAS JEFFERSON UNIVERSITY HOSPITAL	ATTN.: KAREN GOSIK	1020 LOCUST ST.		PHILADELPHIA	PA	19107		9/11/2014	$1,500.00
THOMAS JEFFERSON UNIVERSITY HOSPITAL	ATTN.: KAREN GOSIK	1020 LOCUST ST.		PHILADELPHIA	PA	19107		9/4/2014	$7,740.00
THYSSENKRUPP ELEVATOR CORPORATION	TKE CORP	PO BOX 933004		ATLANTA	GA	31193		10/23/2014	$2,127.16
THYSSENKRUPP ELEVATOR CORPORATION	TKE CORP	PO BOX 933004		ATLANTA	GA	31193		9/11/2014	$6,945.54
T-MOBILE	P.O. BOX 660252			DALLAS	TX	75266-0252		10/23/2014	$4,279.66
T-MOBILE	P.O. BOX 660252			DALLAS	TX	75266-0252		10/2/2014	$4,191.03
T-MOBILE	P.O. BOX 660252			DALLAS	TX	75266-0252		9/4/2014	$4,052.29
TOTAL FILTRATION SERVICES, INC.	13002 COLLECTIONS CENTER DR			CHICAGO	IL	60693		11/5/2014	$2,749.29
TOTAL FILTRATION SERVICES, INC.	13002 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/28/2014	$23,132.96
TOUCHSTONE CLINICAL RESEARCH INC	618 N. BOYLAN AVE	#304		RALEIGH	NC	27603		10/30/2014	$14,475.40
TOUCHSTONE CLINICAL RESEARCH INC	618 N. BOYLAN AVE	#304		RALEIGH	NC	27603		9/25/2014	$11,649.97
TOUCHSTONE CLINICAL RESEARCH INC	618 N. BOYLAN AVE	#304		RALEIGH	NC	27603		8/28/2014	$19,136.31
TOWN HALL COMMONS B3, LLC	STE 110	4309 EMPEROR BLVD		DURHAM	NC	27703		10/23/2014	$4,586.25
TOWN HALL COMMONS B3, LLC	STE 110	4309 EMPEROR BLVD		DURHAM	NC	27703		9/25/2014	$4,525.10
TOWN HALL COMMONS B3, LLC	STE 110	4309 EMPEROR BLVD		DURHAM	NC	27703		8/28/2014	$4,525.10
TRANSCAT, INC.	ATTN: AMY LANA	35 VANTAGE POINT DRIVE		ROCHESTER	NY	14624		11/5/2014	$1,452.34
TRANSCAT, INC.	ATTN: AMY LANA	35 VANTAGE POINT DRIVE		ROCHESTER	NY	14624		10/9/2014	$426.91
TRANSCAT, INC.	ATTN: AMY LANA	35 VANTAGE POINT DRIVE		ROCHESTER	NY	14624		10/2/2014	$233.19
TRANSCAT, INC.	ATTN: AMY LANA	35 VANTAGE POINT DRIVE		ROCHESTER	NY	14624		9/25/2014	$1,761.23
TRANSCAT, INC.	ATTN: AMY LANA	35 VANTAGE POINT DRIVE		ROCHESTER	NY	14624		9/18/2014	$817.61
TRANSCAT, INC.	ATTN: AMY LANA	35 VANTAGE POINT DRIVE		ROCHESTER	NY	14624		8/28/2014	$281.49
TRANSCAT, INC.	ATTN: AMY LANA	35 VANTAGE POINT DRIVE		ROCHESTER	NY	14624		8/21/2014	$1,737.73
TRANSCAT, INC.	ATTN: AMY LANA	35 VANTAGE POINT DRIVE		ROCHESTER	NY	14624		8/14/2014	$349.26
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		11/6/2014	$388.00
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		11/5/2014	$220.00
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		10/23/2014	$195.00
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		10/16/2014	$330.00
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		10/9/2014	$1,715.00
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		9/25/2014	$3,596.50
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		9/18/2014	$352.00
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		9/11/2014	$1,918.50
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		9/4/2014	$390.00
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		8/28/2014	$4,334.50
TRANSPERFECT TRANSLATION INTERNATIONAL, INC	3 PARK AVE	39THFLR		NEW YORK	NY	10016		8/14/2014	$2,375.00
TRIALOMICS, LLC	900 LENORA ST. UNIT 508			SEATTLE	WA	98121		11/6/2014	$7,196.45
TRIALOMICS, LLC	900 LENORA ST. UNIT 508			SEATTLE	WA	98121		10/30/2014	$7,140.00
TRIALOMICS, LLC	900 LENORA ST. UNIT 508			SEATTLE	WA	98121		9/25/2014	$7,682.50
TRIALOMICS, LLC	900 LENORA ST. UNIT 508			SEATTLE	WA	98121		8/28/2014	$9,050.00
TRINITY PARTNERS, LLC	230 THIRD AVE			WALTHAM	MA	02451		11/4/2014	$57,154.30
TRINITY PARTNERS, LLC	230 THIRD AVE			WALTHAM	MA	02451		10/30/2014	$10,447.80
TRINITY PARTNERS, LLC	230 THIRD AVE			WALTHAM	MA	02451		10/23/2014	$1,687.96
TRINITY PARTNERS, LLC	230 THIRD AVE			WALTHAM	MA	02451		10/16/2014	$68,666.68

24 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
TRINITY PARTNERS, LLC	230 THIRD AVE			WALTHAM	MA	02451		10/2/2014	$67,223.24
TRINITY PARTNERS, LLC	230 THIRD AVE			WALTHAM	MA	02451		9/11/2014	$37,766.67
TRINITY PARTNERS, LLC	230 THIRD AVE			WALTHAM	MA	02451		9/4/2014	$66,078.07
TRINITY PARTNERS, LLC	230 THIRD AVE			WALTHAM	MA	02451		8/28/2014	$97.96
TRINITY PARTNERS, LLC	230 THIRD AVE			WALTHAM	MA	02451		8/21/2014	$937.33
TW TELECOM	P.O. BOX 172567			DENVER	CO	80217-2567		10/30/2014	$2,948.19
TW TELECOM	P.O. BOX 172567			DENVER	CO	80217-2567		10/2/2014	$2,948.19
TW TELECOM	P.O. BOX 172567			DENVER	CO	80217-2567		9/4/2014	$2,948.19
UMC ST RADBOUD HOSPITAL	GEERT GROOTEPLEIN ZUID 10	6525 GA NIJMEGEN					NETHERLANDS	10/31/2014	$8,510.62
UMC ST RADBOUD HOSPITAL	GEERT GROOTEPLEIN ZUID 10	6525 GA NIJMEGEN					NETHERLANDS	9/12/2014	$9,691.34
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT			KANSAS CITY	MO	64111		11/4/2014	$88,225.35
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT			KANSAS CITY	MO	64111		10/30/2014	$78,643.44
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT			KANSAS CITY	MO	64111		10/9/2014	$201,432.57
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT			KANSAS CITY	MO	64111		10/2/2014	$22,737.22
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT			KANSAS CITY	MO	64111		9/25/2014	$225,000.00
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT			KANSAS CITY	MO	64111		9/11/2014	$209,649.28
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT			KANSAS CITY	MO	64111		9/4/2014	$27,914.73
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT			KANSAS CITY	MO	64111		8/14/2014	$100,000.00
UNITED BIOSOURCE CORPORATION (UBC)	3822 SUMMIT			KANSAS CITY	MO	64111		8/14/2014	$268,705.85
UNITED STATES TREASURY	INTERNAL REVENUE SERVICE	P.O. BOX 71052		PHILADELPHIA	PA	19176		9/24/2014	$1,909,063.14
UNITED STATES TREASURY	INTERNAL REVENUE SERVICE	P.O. BOX 71052		PHILADELPHIA	PA	19176		9/11/2014	$330.00
UNITED STATES TREASURY	INTERNAL REVENUE SERVICE	P.O. BOX 71052		PHILADELPHIA	PA	19176		9/11/2014	$85.00
UNITY ONCOLOGY, LLC	62489 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/30/2014	$82,294.96
UNITY ONCOLOGY, LLC	62489 COLLECTIONS CENTER DR			CHICAGO	IL	60693		10/29/2014	$132,068.00
UNITY ONCOLOGY, LLC	62489 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/14/2014	$151,841.64
UNITY ONCOLOGY, LLC	62489 COLLECTIONS CENTER DR			CHICAGO	IL	60693		8/14/2014	$143,293.78
UNIVERSITY OF CHICAGO	SONYA BOWEN	FINANCIAL ADMIN		CHICAGO	IL	60637		10/31/2014	$8,286.00
UNIVERSITY OF CHICAGO	SONYA BOWEN	FINANCIAL ADMIN		CHICAGO	IL	60637		9/25/2014	$4,000.00
UNIVERSITY OF CHICAGO CLINICAL APHERESIS	ATTN: DAWN SPEARMON	5841 S MARYLAND AVE., MC 2115		CHICAGO	IL	60637		10/30/2014	$2,850.00
UNIVERSITY OF CHICAGO CLINICAL APHERESIS	ATTN: DAWN SPEARMON	5841 S MARYLAND AVE., MC 2115		CHICAGO	IL	60637		9/25/2014	$1,900.00
UNIVERSITY OF CHICAGO CLINICAL APHERESIS	ATTN: DAWN SPEARMON	5841 S MARYLAND AVE., MC 2115		CHICAGO	IL	60637		9/4/2014	$950.00
UNIVERSITY OF CHICAGO CLINICAL APHERESIS	ATTN: DAWN SPEARMON	5841 S MARYLAND AVE., MC 2115		CHICAGO	IL	60637		8/28/2014	$950.00
UNIVERSITY OF TEXAS MD ANDERSON CANCER CENTER	DEPT. OF CME/CONF. MNGMNT UNIT1781	7007 BERTNER AVE.		HOUSTON	TX	77030		10/9/2014	$4,827.00
UNIVERSITY OF TEXAS MD ANDERSON CANCER CENTER	DEPT. OF CME/CONF. MNGMNT UNIT1781	7007 BERTNER AVE.		HOUSTON	TX	77030		9/4/2014	$2,700.00
UNIVERSITY OF WASHINGTON	KELLY SALES	825 EASTLAKE AVE EAST/MSG4830		SEATTLE	WA	98190		10/9/2014	$364.00
UNIVERSITY OF WASHINGTON	KELLY SALES	825 EASTLAKE AVE EAST/MSG4830		SEATTLE	WA	98190		9/25/2014	$1,872.00
UNIVERSITY OF WASHINGTON	KELLY SALES	825 EASTLAKE AVE EAST/MSG4830		SEATTLE	WA	98190		9/11/2014	$4,313.00
UNIVERSITY OF WASHINGTON	KELLY SALES	825 EASTLAKE AVE EAST/MSG4830		SEATTLE	WA	98190		8/28/2014	$9,957.46
URO GPO LLC	1250 LINDA ST. #101			ROCKY RIVER	OH	44116		10/29/2014	$140,652.57
URO GPO LLC	1250 LINDA ST. #101			ROCKY RIVER	OH	44116		10/29/2014	$145,274.80
URO GPO LLC	1250 LINDA ST. #101			ROCKY RIVER	OH	44116		8/14/2014	$136,597.46
URO GPO LLC	1250 LINDA ST. #101			ROCKY RIVER	OH	44116		8/14/2014	$169,955.22
UROLOGICAL ASSOCIATES OF SOUTHERN ARIZONA	2260 W. ORANGE GROVE RD.			TUCSON	AZ	85741		10/31/2014	$8,753.00
UROLOGICAL ASSOCIATES OF SOUTHERN ARIZONA	2260 W. ORANGE GROVE RD.			TUCSON	AZ	85741		9/11/2014	$14,076.00
UROLOGY CENTER OF COLORADO, PC	2777 MILE HIGH STADIUM CIRCLE			DENVER	CO	80211		10/29/2014	$626.00
UROLOGY CENTER OF COLORADO, PC	2777 MILE HIGH STADIUM CIRCLE			DENVER	CO	80211		10/16/2014	$2,875.00
UROLOGY CENTER OF COLORADO, PC	2777 MILE HIGH STADIUM CIRCLE			DENVER	CO	80211		9/25/2014	$373.51
UROLOGY CENTER OF COLORADO, PC	2777 MILE HIGH STADIUM CIRCLE			DENVER	CO	80211		9/18/2014	$5,360.00
UROLOGY CENTER OF COLORADO, PC	2777 MILE HIGH STADIUM CIRCLE			DENVER	CO	80211		9/11/2014	$9,973.99

25 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
UROLOGY CENTER OF COLORADO, PC	2777 MILE HIGH STADIUM CIRCLE			DENVER	CO	80211		8/14/2014	$1,000.00
UROLOGY CENTERS OF ALABAMA	3485 INDEPENDENCE DR			HOMEWOOD	AL	35209		10/23/2014	$29,280.00
UROLOGY CENTERS OF ALABAMA	3485 INDEPENDENCE DR			HOMEWOOD	AL	35209		9/25/2014	$12,695.00
UROLOGY SPECIALISTS OF SOUTHERN CALIFORNIA	ATTN.: LORENA WAGNER	3838 CARSON ST.		TORRANCE	CA	90503		8/28/2014	$14,500.00
US BANK EQUIPMENT FINANCE	PO BOX 790448			ST LOUIS	MO	63179		10/16/2014	$3,123.94
US BANK EQUIPMENT FINANCE	PO BOX 790448			ST LOUIS	MO	63179		9/18/2014	$1,749.29
US BANK EQUIPMENT FINANCE	PO BOX 790448			ST LOUIS	MO	63179		9/11/2014	$1,374.65
US BANK EQUIPMENT FINANCE	PO BOX 790448			ST LOUIS	MO	63179		8/14/2014	$3,123.94
VC&MA BVBA	DE MEERE 36	2460 KASTERLEE		RPR TURNHOUT			BELGIUM	11/7/2014	$3,771.90
VC&MA BVBA	DE MEERE 36	2460 KASTERLEE		RPR TURNHOUT			BELGIUM	10/24/2014	$12,028.33
VC&MA BVBA	DE MEERE 36	2460 KASTERLEE		RPR TURNHOUT			BELGIUM	8/29/2014	$5,106.42
VEOLIA ES TECHNICAL SOLUTIONS, L.L.C.	PO BOX 73709			CHICAGO	IL	60673		10/2/2014	$1,049.25
VEOLIA ES TECHNICAL SOLUTIONS, L.L.C.	PO BOX 73709			CHICAGO	IL	60673		9/18/2014	$569.10
VEOLIA ES TECHNICAL SOLUTIONS, L.L.C.	PO BOX 73709			CHICAGO	IL	60673		9/4/2014	$4,272.64
VEOLIA ES TECHNICAL SOLUTIONS, L.L.C.	PO BOX 73709			CHICAGO	IL	60673		8/28/2014	$933.20
VERITECH CORPORATION.	SCOTT DAVID RAMSEY	7525 SE 24TH ST SUITE 360		MERCER ISLAND	WA	98040		8/28/2014	$30,000.00
VERIZON	PO BOX 660108			DALLAS	TX	75266		10/29/2014	$899.19
VERIZON	PO BOX 660108			DALLAS	TX	75266		10/23/2014	$217.21
VERIZON	PO BOX 660108			DALLAS	TX	75266		10/10/2014	$25,415.34
VERIZON	PO BOX 660108			DALLAS	TX	75266		10/9/2014	$898.44
VERIZON	PO BOX 660108			DALLAS	TX	75266		9/25/2014	$281.05
VERIZON	PO BOX 660108			DALLAS	TX	75266		9/18/2014	$216.38
VERIZON	PO BOX 660108			DALLAS	TX	75266		9/18/2014	$898.44
VERIZON	PO BOX 660108			DALLAS	TX	75266		9/10/2014	$24,010.37
VERIZON	PO BOX 660108			DALLAS	TX	75266		8/28/2014	$216.53
VICTORY MARKETING GROUP INC.	BLDG 5	SUITE 5		BRIDGEWATER	NJ	08807		10/29/2014	$46,783.60
VICTORY MARKETING GROUP INC.	BLDG 5	SUITE 5		BRIDGEWATER	NJ	08807		10/16/2014	$32,878.20
VINSON & ELKINS LLP	PO BOX 301019			DALLAS	TX	75303		11/5/2014	$1,353.60
VINSON & ELKINS LLP	PO BOX 301019			DALLAS	TX	75303		9/29/2014	$181,092.08
VINSON & ELKINS LLP	PO BOX 301019			DALLAS	TX	75303		9/11/2014	$2,379.48
VISION SERVICE PLAN	PO BOX 45200			SAN FRANCISCO	CA	94145		11/7/2014	$8,150.38
VISION SERVICE PLAN	PO BOX 45200			SAN FRANCISCO	CA	94145		11/6/2014	$15,461.57
VISION SERVICE PLAN	PO BOX 45200			SAN FRANCISCO	CA	94145		10/2/2014	$1,654.36
VISION SERVICE PLAN	PO BOX 45200			SAN FRANCISCO	CA	94145		9/11/2014	$1,689.76
VISION SERVICE PLAN	PO BOX 45200			SAN FRANCISCO	CA	94145		8/14/2014	$7,164.21
VOGEL FARINA LLC	ATTN: DIANE NEWLIN	114 FIFTH AVE		NEW YORK	NY	10011		10/23/2014	$116,708.34
VOGEL FARINA LLC	ATTN: DIANE NEWLIN	114 FIFTH AVE		NEW YORK	NY	10011		9/25/2014	$116,708.33
VOGEL FARINA LLC	ATTN: DIANE NEWLIN	114 FIFTH AVE		NEW YORK	NY	10011		8/21/2014	$116,708.33
VOX MEDICA	C/O MERCHANT FINANCIAL CORPORATION	PO BOX 716		NEW YORK	NY	10018		11/5/2014	$7,277.04
VOX MEDICA	C/O MERCHANT FINANCIAL CORPORATION	PO BOX 716		NEW YORK	NY	10018		10/30/2014	$4,464.81
VOX MEDICA	C/O MERCHANT FINANCIAL CORPORATION	PO BOX 716		NEW YORK	NY	10018		10/2/2014	$7,384.21
VOX MEDICA	C/O MERCHANT FINANCIAL CORPORATION	PO BOX 716		NEW YORK	NY	10018		9/11/2014	$11,045.06
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		11/6/2014	$1,335.95
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		11/6/2014	$63,349.13
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		11/5/2014	$1,626.05
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		11/4/2014	$5,450.77
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		11/4/2014	$71,564.57
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/30/2014	$173.97
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/30/2014	$32,918.47
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/23/2014	$28,364.46
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/23/2014	$485.06
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/16/2014	$1,286.22
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/16/2014	$37,290.91
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/9/2014	$41,417.54
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/9/2014	$1,056.77
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/2/2014	$30,541.36
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		10/2/2014	$298.51
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		9/25/2014	$1,156.15
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		9/25/2014	$26,709.61
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		9/18/2014	$206.00

26 of 28

In re Dendreon Corporation
Case No. 12-12515
SOFA 3b - Payments made to creditors within 90 days of commencement of this case

Creditor Name	Address 1	Address 2	Address 3	CITY	State	Zip	Country	Dates of Payments	Amount Paid
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		9/18/2014	$44,341.30
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		9/11/2014	$360.33
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		9/11/2014	$36,827.28
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		9/4/2014	$767.41
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		9/4/2014	$54,171.47
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		8/28/2014	$32,524.81
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		8/28/2014	$3,580.23
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		8/21/2014	$724.50
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		8/21/2014	$53,304.84
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		8/14/2014	$1,324.14
VWR INTERNATIONAL INC	P.O. BOX 640169			PITTSBURGH	PA	15264		8/14/2014	$4,911.36
WASHINGTON DEPARTMENT OF REVENUE	PO BOX 47489			OLYMPIA	WA	98504		10/17/2014	$8,764.61
WASHINGTON DEPARTMENT OF REVENUE	PO BOX 47489			OLYMPIA	WA	98504		9/26/2014	$5,311.60
WASHINGTON DEPARTMENT OF REVENUE	PO BOX 47489			OLYMPIA	WA	98504		8/26/2014	$6,163.93
WASTE MANAGEMENT OF ATLANTA HAULING	PO BOX 105453			ATLANTA	GA	30348		10/23/2014	$105.68
WASTE MANAGEMENT OF ATLANTA HAULING	PO BOX 105453			ATLANTA	GA	30348		10/15/2014	$1,022.84
WASTE MANAGEMENT OF ATLANTA HAULING	PO BOX 105453			ATLANTA	GA	30348		10/9/2014	$871.29
WASTE MANAGEMENT OF ATLANTA HAULING	PO BOX 105453			ATLANTA	GA	30348		9/15/2014	$2,022.56
WASTE MANAGEMENT OF ATLANTA HAULING	PO BOX 105453			ATLANTA	GA	30348		9/11/2014	$313.84
WASTE MANAGEMENT OF ATLANTA HAULING	PO BOX 105453			ATLANTA	GA	30348		8/21/2014	$318.32
WASTE MANAGEMENT OF ATLANTA HAULING	PO BOX 105453			ATLANTA	GA	30348		8/15/2014	$3,028.10
WCI TELECOM	PO BOX 9497			SEATTLE	WA	98109		11/6/2014	$24,629.15
WCI TELECOM	PO BOX 9497			SEATTLE	WA	98109		10/9/2014	$17,542.98
WCI TELECOM	PO BOX 9497			SEATTLE	WA	98109		9/18/2014	$28,749.35
WESTERN INSTITUTIONAL REVIEW BOARD - WIRB	DEPT 106091	PO BOX 150434		HARTFORD	CT	06115-0434		11/6/2014	$4,730.00
WESTERN INSTITUTIONAL REVIEW BOARD - WIRB	DEPT 106091	PO BOX 150434		HARTFORD	CT	06115-0434		11/4/2014	$1,000.00
WESTERN INSTITUTIONAL REVIEW BOARD - WIRB	DEPT 106091	PO BOX 150434		HARTFORD	CT	06115-0434		10/2/2014	$1,365.00
WESTERN INSTITUTIONAL REVIEW BOARD - WIRB	DEPT 106091	PO BOX 150434		HARTFORD	CT	06115-0434		9/11/2014	$460.00
WESTERN INSTITUTIONAL REVIEW BOARD - WIRB	DEPT 106091	PO BOX 150434		HARTFORD	CT	06115-0434		8/21/2014	$21,730.00
WESTERN INSTITUTIONAL REVIEW BOARD - WIRB	DEPT 106091	PO BOX 150434		HARTFORD	CT	06115-0434		8/14/2014	$8,095.00
WILLIAM DRUMM	3116 LAKE DR UNIT 12			MARINA	CA	93933		8/21/2014	$18,048.00
WILSON SONSINI GOODRICH ROSATI	PO BOX 742866			LOS ANGELES	CA	90074		10/23/2014	$8,402.17
WILSON SONSINI GOODRICH ROSATI	PO BOX 742866			LOS ANGELES	CA	90074		9/11/2014	$4,766.50
WILSON SONSINI GOODRICH ROSATI	PO BOX 742866			LOS ANGELES	CA	90074		8/21/2014	$292.50
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		11/6/2014	$65,767.80
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		11/5/2014	$144,929.41
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		10/30/2014	$85,005.15
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		10/23/2014	$62,275.85
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		10/16/2014	$34,152.35
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		10/9/2014	$31,110.10
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		10/2/2014	$38,053.50
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		9/25/2014	$44,896.05
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		9/18/2014	$94,773.30
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		9/11/2014	$72,297.65
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		9/4/2014	$31,291.20
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		8/28/2014	$76,984.65
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		8/21/2014	$73,824.60
WORLD COURIER INC	PO BOX 842325			BOSTON	MA	02284		8/14/2014	$41,883.65
XCENDA, LLC.	PO BOX 198298			ATLANTA	GA	30384		8/14/2014	$8,925.00
YALE UNIVERSITY	PO BOX 208087	333 CEDAR ST.		NEW HAVEN	CT	06520		10/16/2014	$2,850.00
YALE UNIVERSITY	PO BOX 208087	333 CEDAR ST.		NEW HAVEN	CT	06520		10/9/2014	$13,701.00
YALE UNIVERSITY	PO BOX 208087	333 CEDAR ST.		NEW HAVEN	CT	06520		9/11/2014	$750.00
ZERO - THE PROJECT TO END PROSTATE CANCER	ZPCR - LEHIGH VALLEY	PO BOX 320881		ALEXANDRIA	VA	22320		10/2/2014	$2,500.00
ZERO - THE PROJECT TO END PROSTATE CANCER	ZPCR - LEHIGH VALLEY	PO BOX 320881		ALEXANDRIA	VA	22320		9/18/2014	$1,500.00
ZERO - THE PROJECT TO END PROSTATE CANCER	ZPCR - LEHIGH VALLEY	PO BOX 320881		ALEXANDRIA	VA	22320		9/11/2014	$1,500.00

27 of 28

In re Dendreon Corporation Case No. 12?12515 SOFA 3b ? Payments made to creditors within 90 days of commencement of this case Creditor Name Address 1 Address 2 Address 3 CITY State Zip Country Dates of Payments Amount Paid ZERO ? THE PROJECT TO END PROSTATE CANCER ZPCR ? LEHIGH VALLEY PO BOX 320881 ALEXANDRIA VA 22320 9/11/2014 $5,500.00 ZERO ? THE PROJECT TO END PROSTATE CANCER ZPCR ? LEHIGH VALLEY PO BOX 320881 ALEXANDRIA VA 22320 8/21/2014 $1,500.00 ZERO ? THE PROJECT TO END PROSTATE CANCER ZPCR ? LEHIGH VALLEY PO BOX 320881 ALEXANDRIA VA 22320 8/14/2014 $1,000.00 ZS ASSOCIATES 62185 COLLECTIONS CENTER DR CHICAGO IL 60693 11/7/2014 $40,000.00 ZS ASSOCIATES 62185 COLLECTIONS CENTER DR CHICAGO IL 60693 11/6/2014 $90,000.00 ZS ASSOCIATES 62185 COLLECTIONS CENTER DR CHICAGO IL 60693 10/2/2014 $105,000.00 ZS ASSOCIATES 62185 COLLECTIONS CENTER DR CHICAGO IL 60693 9/4/2014 $110,000.00 ATTN: TONI HERRITY 1201 10/23/2014 $278,092.54 ZYMOGENETICS, INC. C/O BRISTOLMYERS SQUIBB EASTLAKE AVE. E SEATTLE WA 98102 ATTN: TONI HERRITY 1201 9/25/2014 $278,092.54 ZYMOGENETICS, INC. C/O BRISTOLMYERS SQUIBB EASTLAKE AVE. E SEATTLE WA 98102 ATTN: TONI HERRITY 1201 8/28/2014 $278,092.54 ZYMOGENETICS, INC. C/O BRISTOLMYERS SQUIBB EASTLAKE AVE. E SEATTLE WA 98102 TOTAL $84,580,354.07 28 of 28

In re Dendreon Corporation

Case No. 12-12515

SOFA 3c - Payments made to insiders within one year of commencement of this case

Payments to Insiders (11/10/13 - 11/9/14)

Name	Title	Termination Date	Affiliate payments	Board Fees[1]	Payroll[2]	Other[3]	Severance	Restricted Stock Awards	Expense	Total
Current Board Members:										
W. Thomas Amick	President and Chief Executive Officer and Director	n/a	$ -	$ -	$ 173,077	$ 100,000	$ -	$ -	$ 53,828	$ 326,905
Susan B. Bayh	Director	n/a	-	119,114	-	-	-	77,000	-	196,114
Bogdan Dziurzynski, DPA	Director	n/a	-	125,464	-	-	-	77,000	-	202,464
Dennis M. Fenton	Director	n/a	-	142,163	-	-	-	77,000	-	219,163
David C. Stump, MD	Director	n/a	-	116,095	-	-	-	77,000	-	193,095
David L. Urdal, PhD	Director	n/a	-	94,182	-	-	-	77,000	-	171,182
Douglas G. Watson	Director	n/a	-	212,039	-	-	-	77,000	-	289,039
Former Board Members:										
John H. Johnson	Former President & Chief Executive Officer	8/15/14	-	-	735,367	654,000	-	954,193	55,095	2,398,655
Pedro P. Granadillo	Former Board Member	3/4/14	-	45,172	-	-	-	77,000	-	122,172
Current Executive Committee Members:										
Karen E. Brophy	Vice President, Human Resources	n/a	-	-	235,738	115,718	-	7,853	18,721	378,030
Gregory R. Cox	Vice President, Interim Chief Financial Officer & Treasurer	n/a	-	-	467,308	330,750	-	177,584	34,040	1,009,682
Robert L. Crotty	Executive Vice President, General Counsel	n/a	-	-	320,354	210,170	-	55,047	12,578	598,149
William Monteith	Executive Vice President, Technical Operations	n/a	-	-	363,511	257,250	-	146,739	53,958	821,457
Silvio Pacheco	Senior Vice President, Sales and Marketing	n/a	-	-	275,315	148,378	-	36,984	71,799	532,476
Andrew S. Sandler	Executive Vice President, Chief Medical Officer	n/a	-	-	423,496	484,409	-	136,484	67,800	1,112,190
Former Officers:										
Joseph I. DePinto	Former Executive Vice President, Global Commercial Operations	2/7/14	-	-	169,746	169,570	-	139,739	16,475	495,530
Mark W. Frohlich	Former Executive Vice President, Chief Medical Officer	2/1/14	-	-	179,687	282,696	-	136,790	4,482	603,655
William Jenkinson	Former Chief Marketing Officer	10/6/14	-	-	258,215	53,446	-	36,984	64,364	413,009
Christine Mikail	Former Executive Vice President, Corporate Development, General Counsel/Secretar	2/28/14	-	-	190,728	117,420	-	135,319	10,341	453,808
Robert S. Poulton	Former Executive Vice President, Technical Operations	1/4/13	-	-	2,127	-	-	-	-	2,127
Lindsay Rocco	Former Executive Vice President, Corporate Communications	8/15/14	-	-	227,368	71,250	468,750	306,625	56,922	1,130,915
Gregory T. Schiffman	Former Executive Vice President, Chief Financial Officer	12/31/13	-	-	137,719	128,250	843,750	823,267	-	1,932,985
Non-Debtor Affiliates:										
Dendreon UK Ltd	Non-Debtor Affiliate	n/a	132,942	-	-	-	-	-	-	132,942

Note: Specific payment detail is voluminous and was thus not provided herein, however it can be provided upon request
1. Board fees include travel and lodging related expenses
2. Includes salary, benefits, vacation/sick leave as well as other ordinary compensation
3. Includes bonuses and certain other compensation.

Page 1 of 1

In re Dendreon Corporation
Case No. 14-12515
SOFA 7 - Gifts

Name of Person or Organization	Address1	Address2	City	State	Zip	Country	Relationship to Debtor, if any	Date of Gift	Description of Gift	Value of Gift
50 HOOPS	14902 PRESTON ROAD #404-744		DALLAS	TX	75254		N/A	5/30/2014	CHARITABLE DONATION	$1,500.00
AMERICAN CANCER SOCIETY	320 BILMAR DRIVE		PITTSBURGH	PA	15205		N/A	4/30/2014	CHARITABLE DONATION	$5,000.00
AMERICAN CANCER SOCIETY	320 BILMAR DRIVE		PITTSBURGH	PA	15205		N/A	9/30/2014	CHARITABLE DONATION	$1,000.00
AMERICAN CANCER SOCIETY	320 BILMAR DRIVE		PITTSBURGH	PA	15205		N/A	3/26/2014	MATCHING GIFT	$100.00
ASSOCIATION FOR WOMEN IN SCIENCE, INC.	4706 33RD AVE. NE		SEATTLE	WA	98105		N/A	6/16/2014	CHARITABLE DONATION	$700.00
AUTISM SPEAKS	1060 STATE RD		PRINCETON	NJ	08840		N/A	7/14/2014	MATCHING GIFT	$25.00
AUTISM SPEAKS	1060 STATE RD		PRINCETON	NJ	08840		N/A	7/7/2014	MATCHING GIFT	$25.00
BEN TOWNE PEDIATRIC CANCER RESEARCH FOUNDATION	4616 25TH AVE NE #717		SEATTLE	WA	98105		N/A	3/26/2014	MATCHING GIFT	$100.00
CANCER RESEARCH INSTITUTE	ONE EXCHANGE PLAZA	55 BROADWAY, SUITE 1802	NEW YORK	NY	10006		N/A	7/14/2014	CHARITABLE DONATION	$2,500.00
CANCER RESOURCE FOUNDATION, INC.	BOSTON PROSTATE CANCER WALK	225 CEDAR HILL RD. SUITE 200	MARLBOROUGH	MA	01752		N/A	7/7/2014	CHARITABLE DONATION	$1,000.00
CHILDREN'S TREEHOUSE FOUNDATION	50 SOUTH STEELE ST., SUITE 810		DENVER	CO	80209		N/A	4/30/2014	CHARITABLE DONATION	$1,500.00
COASTAL GERMAN SHEPERD RESCUE OF SOUTHERN CALIFORNIA	PO BOX 50726		IRVINE	CA	92619		N/A	3/19/2014	CHARITABLE DONATION	$100.00
COASTAL GERMAN SHEPERD RESCUE OF SOUTHERN CALIFORNIA	PO BOX 50726		IRVINE	CA	92619		N/A	3/19/2014	CHARITABLE DONATION	$100.00
COASTAL GERMAN SHEPERD RESCUE OF SOUTHERN CALIFORNIA	PO BOX 50726		IRVINE	CA	92619		N/A	4/30/2014	MATCHING GIFT	$100.00
DREAM FOUNDATION	1528 CHAPALA ST. SUITE 304		SANTA BARBARA	CA	93101		N/A	4/30/2014	CHARITABLE DONATION	$5,000.00
DUKE UNIVERSITY MEDICAL CENTER	10 Bryan-Searle Dr., 471 Seeley Mudd Building	GU Oncology Research Program	Durham	NC	27710		N/A	4/30/2014	MATCHING GIFT	$100.00
DUKE UNIVERSITY MEDICAL CENTER	DIVISION OF MEDICAL ONCOLOGY	DUMC 3476	DURHAM	NC	27710		N/A	4/30/2014	MATCHING GIFT	$100.00
EARLHAM COLLEGE	801 National Road West		Richmond	IN	47374		N/A	10/10/2014	MEMORIAL GIFT HONORING CAROLYN STUMP	$1,000.00
EMPOWERMENT NETWORK INC.	6000 WEST FLORISSANT AVE. LOWER LEVER		ST. LOUIS	MO	63136		N/A	6/16/2014	CHARITABLE DONATION	$5,000.00
FORSYTH AREA STRIDERS TEAM	2380 OLD ATLANTA ROAD		CUMMING	GA	30041		N/A	9/8/2014	FAST SPONSORSHIP	$2,500.00
FOUNDATION OF THE STATE UNIVERSITY OF NEW YORK AT BINGHAMTON, INC.	PO BOX 6005		BINGHAMTON	NY	13902		N/A	3/19/2014	CHARITABLE DONATION	$180.00
FOUNDATION OF THE STATE UNIVERSITY OF NEW YORK AT BINGHAMTON, INC.	PO BOX 6005		BINGHAMTON	NY	13902		N/A	3/26/2014	CHARITABLE DONATION	$100.00
FRED HUTCHINSON CANCER RESEARCH CENTER	1100 FAIRVIEW AVE N		SEATTLE	WA	98109		N/A	3/19/2014	CHARITABLE DONATION	$180.00
FRED HUTCHINSON CANCER RESEARCH CENTER	1100 FAIRVIEW AVE N		SEATTLE	WA	98109		N/A	3/26/2014	CHARITABLE DONATION	$100.00

1 of 3

In re Dendreon Corporation
Case No. 14-12515
SOFA 7 - Gifts

Name of Person or Organization	Address1	Address2	City	State	Zip	Country	Relationship to Debtor, if any	Date of Gift	Description of Gift	Value of Gift
GEORGIA PROSTATE CANCER COALITION	560 BARNESLEY LANE		ALPHARETTA	GA	30022		N/A	8/26/2014	AUG 2014 GA PROSTATE CANCER GOLF EVENT	$850.00
GEORGIA PROSTATE CANCER COALITION	560 BARNESLEY LANE		ALPHARETTA	GA	30022		N/A	8/26/2014	AUG 2014 GA PROSTATE CANCER GOLF EVENT	$850.00
GILDA'S CLUB SEATTLE	1400 BROADWAY		SEATTLE	WA	98122		N/A	4/30/2014	CHARITABLE DONATION	$1,500.00
KENTUCKY PROSTATE CANCER COALITION / HEALTHY INITIATIVES INC.	1357 BARDSTOWN ROAD		LOUISVILLE	KY	40204		N/A	5/30/2014	FREE PROSTATE CANCER SCREENING AT KY STATE FAIR	$2,500.00
LIFE IS GOOD NO MATTER WHAT	376 SOUTH ROSE BOULEVARD		AKRON	OH	43420		N/A	3/26/2014	CHARITABLE DONATION	$10,000.00
LUNGEVITY FOUNDATION	218 S WABASH AVENUE SUITE 540		CHICAGO	IL	60604		N/A	7/7/2014	CHARITABLE DONATION	$500.00
MALECARE, INC.	419 LAFAYETTE STREET, 2ND FLOOR		NEW YORK	NY	10003		N/A	12/9/2013	DONATION FOR MALECARE NEWSLETTER	$15,000.00
MEN'S HEALTH AND WELLNESS CENTER, INC	1 GLENLAKE PARKWAY, SUITE 700		ATLANTA	GA	30328		N/A	4/30/2014	CHARITABLE DONATION	$5,000.00
MMORE: MULTIPLE MYELOMA OPPORTUNITIES FOR RESEARCH AND EDUCATION	4047 PARK LANE		COLUMBUS	OH	43220		N/A	6/16/2014	CHARITABLE DONATION	$1,000.00
MOVEMBER	PO BOX 1595		CULVER CITY	CA	90232		N/A	3/19/2014	CHARITABLE DONATION	$100.00
MOVEMBER	PO BOX 1595		CULVER CITY	CA	90232		N/A	3/19/2014	CHARITABLE DONATION	$100.00
NATIONAL ALLIANCE OF STATE PROSTATE CANCER COALITIONS	10250 CONSTELLATION BLVD SUITE 2320		LOS ANGELES	CA	90067		N/A	6/24/2014	CHARITABLE DONATION	$10,000.00
NELLIE'S CATWALK FOR KIDS	8177 PALMER RD		REYNOLDSBURG	OH	43068		N/A	6/16/2014	CHARITABLE DONATION	$1,500.00
NORTHWEST ASSOCIATION FOR BIOMEDICAL RESEARCH - NWABR	2633 EASTLAKE AVE EAST, SUITE 302		SEATTLE	WA	98102		N/A	4/30/2014	CHARITABLE DONATION	$2,500.00
PROSTATE CANCER RESEARCH INSTITUTE	5777 W CENTURY BLVD STE 800		LOS ANGELES	CA	90045		N/A	4/30/2014	CHARITABLE DONATION	$5,000.00
PROVIDENCE HEALTH & SERVICES	4831 35TH AVE SW		SEATTLE	WA	98126		N/A	11/22/2013	SILVER BELLS LUNCHEON - DEC 3, 2013 - PATROL LUNCHEON TABLE SPONSOR	$600.00
QUANTAL ENERGY INC.	PO BOX 2537		AMHERST	MA	01004		N/A	6/30/2014	MATCHING GIFT	$100.00
REAGAN ELEMENTARY PTA	1700 E PARK STREET		CEDAR PARK	TX	78613		N/A	3/19/2014	MATCHING GIFT	$100.00
RONALD MCDONALD HOUSE CHARITIES OF SOUTHERN CALIFORNIA	CAMP RONALD MCDONALD FOR GOOD TIMES	1954 COTNER AVE	LOS ANGELES	CA	90025		N/A	7/7/2014	CHARITABLE DONATION	$2,500.00
ROTARY FIRST HARVEST	1201 1ST AVE. S., SUITE 327		SEATTLE	WA	98134		N/A	1/28/2014	CHARITABLE DONATION IN HONOR OF EMP. FRANCES STEWART, PASSED ON 1.6.14	$2,500.00
RUN SEAL BEACH	PO BOX 190		SEAL BEACH	CA	90740		N/A	2/20/2014	ANNIV. GOLD SPONSORSHIP	$5,000.00
SAFE CROSSINGS FOUNDATION	815 FIRST AVE #312		SEATTLE	WA	98104		N/A	6/16/2014	CHARITABLE DONATION	$500.00
SEATTLE NORTH APP PTA	4509 INTERLAKE AVE. N., #101		SEATTLE	WA	98103		N/A	3/26/2014	MATCHING GIFT	$100.00
SHALOM ZONE NONPROFIT ASSOCIATION	ROOTS YOUNG ADULT SHELTER	1415 NE 43RD ST	SEATTLE	WA	98105		N/A	3/31/2014	MATCHING GIFT	$100.00

2 of 3

In re Dendreon Corporation
Case No. 14-12515
SOFA 7 - Gifts

Name of Person or Organization	Address1	Address2	City	State	Zip	Country	Relationship to Debtor, if any	Date of Gift	Description of Gift	Value of Gift
SHALOM ZONE NONPROFIT ASSOCIATION	ROOTS YOUNG ADULT SHELTER	1415 NE 43RD ST	SEATTLE	WA	98105		N/A	3/31/2014	MATCHING GIFT	$100.00
SHALOM ZONE NONPROFIT ASSOCIATION	ROOTS YOUNG ADULT SHELTER	1415 NE 43RD ST	SEATTLE	WA	98105		N/A	3/31/2014	MATCHING GIFT	$100.00
SHALOM ZONE NONPROFIT ASSOCIATION	ROOTS YOUNG ADULT SHELTER	1415 NE 43RD ST	SEATTLE	WA	98105		N/A	3/31/2014	MATCHING GIFT	$100.00
SHALOM ZONE NONPROFIT ASSOCIATION	ROOTS YOUNG ADULT SHELTER	1415 NE 43RD ST	SEATTLE	WA	98105		N/A	3/31/2014	MATCHING GIFT	$100.00
SHORELINE COMMUNITY COLLEGE	16101 GREENWOOD AVE N		SHORELINE	WA	98133		N/A	5/30/2014	CHARITABLE DONATION	$550.00
SONOMA HUMANE SOCIETY	PO BOX 1296		SANTA ROSA	CA	95402		N/A	7/29/2014	MATCHING GIFT	$100.00
STEWART'S CARING PLACE	2955 W MARKET ST, SUITE R		AKRON	OH	44333		N/A	6/16/2014	CHARITABLE DONATION	$1,500.00
STOP CANCER	2566 OVERLAND AVE #790		LOS ANGELES	CA	90064		N/A	6/16/2014	CHARITABLE DONATION	$1,500.00
SUSAN G. KOMEN FOR THE CURE	820 W. JACKSON BLVD., SUITE 800		CHICAGO	IL	60607		N/A	3/26/2014	MATCHING GIFT	$100.00
SUSAN G. KOMEN GREATER ATLANTA	BLDG. 5, SUITE 215	3525 PIEDMONT RD.	ATLANTA	GA	30305		N/A	5/20/2014	MATCHING GIFT	$50.00
SUSQUEHANNA UNIVERSITY	514 UNIVERSITY AVENUE		SELINSGROVE	PA	17870		N/A	3/31/2014	MATCHING GIFT	$100.00
TREEHOUSE	2100 24TH AVENUE S #200		SEATTLE	WA	98144		N/A	9/30/2014	CHARITABLE DONATION	$850.00
VALERIE FUND	2101 MILLBURN AVE.		MAPLEWOOD	NJ	07040		N/A	7/14/2014	MATCHING GIFT	$100.00
VISITING NURSE ASSOCIATION HEALTH SERVICES	1430 MILITARY ST, STE A		PORT HURON	MI	48060		N/A	3/31/2014	MATCHING GIFT	$100.00
WOMEN AGAINST PROSTATE CANCER	SUITE 100-271	1220 L STREET NW	WASHINGTON	DC	20005		N/A	6/24/2014	CHARITABLE DONATION	$10,000.00
									Total	$111,260.00

3 of 3

Dendreon Corporation
Case No. 14-12515
SOFA 9 - Payments related to debt counseling or bankruptcy

Payments to Advisors (11/7/13 - 11/7/14)

ALIXPARTNERS, LLP:		
11/07/14		242,343
11/06/14		347,246
10/24/14		247,385
10/17/14		233,532
10/10/14		272,220
09/18/14		250,000
07/24/14		409,319
05/22/14		764,075
03/13/14		350,000
Subtotal	$	3,116,120
BROWN RUDNICK LLP:		
11/06/14		100,000
10/31/14		100,000
10/17/14		100,000
09/18/14		75,000
09/02/14		75,000
Subtotal	$	450,000
FOX ROTHSCHILD LLP:		
11/06/14		10,000
Subtotal	$	10,000
JEFFERIES LLC:		
11/06/14		123,333
Subtotal	$	123,333
JOELE FRANK, WILKINSON BRIMMER KATCHER:		
11/06/14		50,000
10/23/14		37,236
10/09/14		60,000
09/25/14		16,932
08/21/14		24,158
07/30/14		23,306
06/26/14		54,272
05/22/14		24,130
04/24/14		19,727
03/20/14		45,301
03/13/14		894
02/27/14		41,088
01/09/14		102,535
12/19/13		3,631
12/05/13		35,907
Subtotal	$	539,117
KATTEN MUCHIN ROSENMAN LLP:		
09/04/14		3,551
07/30/14		15,196
07/03/14		32,014
Subtotal	$	50,761

Page 1 of 2

Dendreon Corporation
Case No. 14-12515
SOFA 9 - Payments related to debt counseling or bankruptcy

Payments to Advisors (11/7/13 - 11/7/14)		
LAZARD FRERES & CO. LLC:		
11/04/14		150,000
10/09/14		150,000
09/11/14		150,000
08/14/14		147,667
08/07/14		150,000
06/05/14		150,000
05/08/14		152,333
03/13/14		150,000
Subtotal	$	1,200,000
MERCER (US) INC.		
11/05/14		11,300
10/31/14		30,000
10/17/14		88,000
10/09/14		44,625
10/09/14		6,680
09/25/14		3,833
09/04/14		3,750
Subtotal	$	188,187
PRIME CLERK LLC:		
11/05/14		15,701
10/10/14		40,000
Subtotal	$	55,701
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP:		
11/07/14		660,727
10/31/14		1,053,579
10/10/14		1,744,261
09/26/14		750,000
09/05/14		334,896
08/08/14		273,768
06/20/14		421,605
06/06/14		277,489
05/30/14		113,568
05/16/14		266,616
04/11/14		351,769
04/04/14		25,000
02/28/14		10,405
01/31/14		58,303
12/20/13		50,166
Subtotal	$	6,392,152
WILLKIE FARR & GALLAGHER LLP:		
11/06/14		229,581
09/26/14		29,751
09/05/14		72,816
Subtotal	$	332,148
Total	$	12,457,520

Page 2 of 2

In re Dendreon Corporation Case No. 14?12515 SOFA 21b ? Current Partners, Officers, Directors and Shareholders—corporation Nature and Percentage of Name Address1 City State Zip Title Stock Ownership Dendreon Corporation 1301 2nd Avenue Seattle WA 98101 Sole shareholder 100.00% Andrew S. Sandler 1301 2nd Avenue Seattle WA 98101 Executive Vice President, Chief Medical Officer N/A Bogdan Dziurzynski 1301 2nd Avenue Seattle WA 98101 Director N/A David C. Stump 1301 2nd Avenue Seattle WA 98101 Director N/A David L. Urdal 1301 2nd Avenue Seattle WA 98101 Director N/A Dennis M. Fenton 1301 2nd Avenue Seattle WA 98101 Director N/A Douglas G. Watson 1301 2nd Avenue Seattle WA 98101 Chairman N/A Gregory R. Cox 1301 2nd Avenue Seattle WA 98101 Vice President, Interim Chief Financial Officer and Treasurer N/A Karen E. Brophy 1301 2nd Avenue Seattle WA 98101 Vice President, Human Resources N/A Robert L. Crotty 1301 2nd Avenue Seattle WA 98101 Executive Vice President, General Counsel and Secretary N/A Silvio Pacheco 1301 2nd Avenue Seattle WA 98101 Senior Vice President, Sales and Marketing N/A Susan B. Bayh 1301 2nd Avenue Seattle WA 98101 Director N/A W. Thomas Amick 1301 2nd Avenue Seattle WA 98101 President and Chief Executive Officer and Director N/A William Monteith 1301 2nd Avenue Seattle WA 98101 Executive Vice President, Technical Operations N/A 1 of 1

In re Dendreon Corporation Case No. 14?12515 SOFA 22b ? Former Officers and Directors Name Address Title Date of Termination Former EVP, Corporate Development, General Christine Mikail Redacted Counsel/Secretary 2/28/2014 Gregory T. Schiffman Redacted Former EVP, Chief Financial Officer 12/31/2013 John H. Johnson Redacted Former President and CEO 8/15/2014 Joseph I. DePinto Redacted Former EVP, Global Commercial Operations 2/7/2014 Lindsay Rocco Redacted Former EVP, Corporate Communications 8/15/2014 Mark W. Frolich Redacted Former EVP, Chief Medical Officer 2/1/2014 Pedro P. Granadillo Redacted Former Board Member 3/4/2014 William Jenkinson Redacted Former Chief Marketing Officer 10/6/2014 1 of 1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

:
In re	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:
	:	Jointly Administered
:

STATEMENT OF FINANCIAL AFFAIRS FOR

DENDREON HOLDINGS, LLC (CASE NO. 14-12516 (LSS))

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

REFER TO STATEMENT OF FINANCIAL AFFAIRS FOR

DENDREON CORPORATION (CASE NO. 14-12515 (LSS))

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

:
In re	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:
	:	Jointly Administered
:

STATEMENT OF FINANCIAL AFFAIRS FOR

DENDREON DISTRIBUTION, LLC (CASE NO. 14-12517 (LSS))

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

REFER TO STATEMENT OF FINANCIAL AFFAIRS FOR

DENDREON CORPORATION (CASE NO. 14-12515 (LSS))

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

:
In re	:	Chapter 11
:
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (LSS)
:
Debtors.[1]	:
	:	Jointly Administered
:

STATEMENT OF FINANCIAL AFFAIRS FOR

DENDREON MANUFACTURING, LLC (CASE NO. 14-12518 (LSS))

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors’ corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

REFER TO STATEMENT OF FINANCIAL AFFAIRS FOR

DENDREON CORPORATION (CASE NO. 14-12515 (LSS))